As filed with the Securities and Exchange Commission on July 17, 1997.

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                  ____________

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933 ( X )

                     Post-Effective Amendment No. 36 ( X )

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 ( X )

                              Amendment No. 38 ( X )
                        (Check appropriate box or boxes)
                                   __________

                              GOLDMAN SACHS TRUST
               (Exact name of registrant as specified in charter)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303
                    (Address of principal executive offices)

                         Registrant's Telephone Number,
                        including Area Code 312-993-4400
                                  ____________

Michael J. Richman, Esq.                 Copies to:
Goldman, Sachs & Co.                     Pamela J. Wilson, Esq.
85 Broad Street - 12th Floor             Hale and Dorr LLP
New York, New York 10004                 60 State Street
                                         Boston, MA 02109

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)


( )  immediately upon filing pursuant to paragraph (b)
(X)  on August 15, 1997 pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On May 1, 1997 pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.


Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2. On December 20, 1996, Registrant filed a Rule 24f-2 notice on behalf of its fixed-income funds for their fiscal year ended October 31, 1997. On February 28, 1997, Registrant filed a Rule 24f-2 notice on behalf of its money market funds for their fiscal year ended December 31, 1996. On March 31, 1997, Registrant filed a Rule 24f-2 notice on behalf of its equity funds for their fiscal year ended January 31, 1997.

                              GOLDMAN SACHS TRUST
                           Institutional Shares of
                       GOLDMAN SACHS FIXED INCOME FUNDS

                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)

PART A                                      CAPTION
--------                                    -------

1.        Cover Page                        Cover Page

2.        Synopsis                          Fund Highlights

3.        Condensed Financial
          Information                       Financial Highlights


4.        General Description               Cover Page; Fund Highlights;
          of Registrant                     Investment Objective and PolIcies;
                                            Description of Securities; Risk
                                            Factors; Investment  Techniques;
                                            Investment Restrictions; Portfolio
                                            Turn  over; Reports to Shareholders;
                                            Shares of the Trust; Additional
                                            Information

5.        Management of the Fund            Management

6.        Capital Stock and                 Dividends; Shares of
          Other Securities                  the Trust; Taxa  tion; Additional
                                            Information

7.        Purchase of Securities            Purchase of Institutional
          Being Offered                     Shares; Net Asset Value;
                                            Additional Information

8.        Redemption or                     Redemption of Institutional
                                            Repurchase
                                            Shares; Additional Information

9.        Pending Legal                     Not Applicable
          Proceedings

PART B                                      CAPTION
------                                      -------

10.       Cover Page                        Cover Page

11.       Table of Contents                 Table of Contents

PART B                                      CAPTION
------                                      -------

12.       General Information               Not Applicable
          and History

13.       Investment Objectives             Investment Objective and Poli
          and Policies                      cies; Investment Restrictions

14.       Management of the                 Management
          Registrant

15.       Control Persons and               Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory               Management
          and Other Services

17.       Brokerage Allocation              Portfolio Transactions
          and Other Securities

18.       Capital Stock and                 Shares of the Trust
          Other Securities

19.       Purchase, Redemption              Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status                        Taxation

21.       Underwriters                      Management-Distributor

22.      Calculation of                     Performance Information
         Performance Data

23.      Financial Statements               Financial Statements

                             GOLDMAN SACHS TRUST
                              Service Shares of
                       GOLDMAN SACHS FIXED INCOME FUNDS

                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)

PART A                                      CAPTION
------                                      --------

1.        Cover Page                        Cover Page

2.        Synopsis                          Fund Highlights

3.        Condensed Financial
          Information                       Financial Highlights

4.        General Description               Cover Page; Fund Highlights;
          of Registrant                     Investment Objective and Poli
                                            cies; Description of Securi
                                            ties; Risk Factors; Investment
                                            Techniques; Investment
                                            Restrictions; Portfolio Turn
                                            over; Reports to Shareholders;
                                            Shares of the Trust; Addi
                                            tional Information

5.        Management of the                 Management
          Fund

6.        Capital Stock and                 Dividends; Shares of the
          Other Securities                  Trust; Taxation; Additional
                                            Information

7.        Purchase of Securities            Purchase of Service
          Being Offered                     Shares; Net Asset Value;
                                            Additional Information

8.        Redemption or                     Redemption of Service
          Repurchase                        Shares; Additional Information

9.        Pending Legal                     Not Applicable
          Proceedings


PART B                                      CAPTION
------                                      -------

10.       Cover Page                        Cover Page

11.       Table of Contents                 Table of Contents

PART B                                      CAPTION
------                                      -------

12.       General Information               Not Applicable
          and History

13.       Investment Objectives             Investment Objective and Poli
          and Policies                      cies; Investment Restrictions

14.       Management of the                 Management
          Registrant

15.       Control Persons and               Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory               Management
          and Other Services

17.       Brokerage Allocation              Portfolio Transactions
          and Other Securities

18.       Capital Stock and                 Shares of the Trust
          Other Securities

19.       Purchase, Redemption              Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status                        Taxation

21.       Underwriters                      Management-Distributor

22.       Calculation of                    Performance Information
          Performance Data

23.       Financial Statements              Financial Statements

                             GOLDMAN SACHS TRUST
                     Class A, Class B and Class C Shares
                       GOLDMAN SACHS FIXED INCOME FUNDS

                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)



PART A                                   CAPTION
------                                   --------

1.        Cover Page                     Cover Page

2.        Synopsis                       Fund Highlights

3.        Condensed Financial
          Information                    Financial Highlights

4.        General Description            Cover Page; Fund Highlights;
          of Registrant                  Investment Objective and Poli
                                         cies; Description of Securi-
                                         ties; Risk Factors; Investment
                                         Techniques; Investment Re-
                                         strictions; Portfolio Turn
                                         over; Reports to Shareholders;
                                         Shares of the Trust; Addition
                                         al Information

5.        Management of the              Management
          Fund

6.        Capital Stock and              Dividends; Shares of the
          Other Securities               Trust; Taxation; Additional
          Information

7.        Purchase of Securities         Purchase of Service Shares;
          Being Offered                  Net Asset Value; Additional
                                         Information

8.        Redemption or                  Redemption of Service Shares;
          Repurchase                     Additional Information

9.        Pending Legal                  Not Applicable
          Proceedings

PART B                                      CAPTION
------                                      -------

10.       Cover Page                        Cover Page

11.       Table of Contents                 Table of Contents

PART B                                      CAPTION
------                                      -------

12.       General Information               Not Applicable
          and History

13.       Investment Objectives             Investment Objective and Poli
          and Policies                      cies; Investment Restrictions

14.       Management of the                 Management
          Registrant

15.       Control Persons and               Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory               Management
          and Other Services

17.       Brokerage Allocation              Portfolio Transactions
          and Other Securities

18.       Capital Stock and                 Shares of the Trust
          Other Securities

19.       Purchase, Redemption              Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status                        Taxation

21.       Underwriters                      Management-Distributor

22.       Calculation of                    Performance Information
          Performance Data

23.       Financial Statements              Financial Statements


Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

------------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

PROSPECTUS         SUBJECT TO COMPLETION--JUNE 13, 1997
                        GOLDMAN SACHS FIXED INCOME FUNDS

    , 1997                CLASS A, B AND C SHARES


GOLDMAN SACHS ADJUSTABLE RATE       GOLDMAN SACHS MUNICIPAL INCOME FUND
GOVERNMENT FUND
                                      Seeks a high level of current income
  Seeks a high level of current       that is exempt from regular federal in-
  income, consistent with low         come tax, consistent with preservation
  volatility of principal. The        of capital. The Fund invests primarily
  Fund invests primarily in           in municipal securities.
  adjustable rate mortgage
  pass-through securities and
  other mortgage securities
  with periodic interest rate
  resets, which are issued or
  guaranteed by the U.S.
  Government, its agencies,
  instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS CORE FIXED INCOME FUND
                                      Seeks a total return consisting of capi-tal appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate securities, mort-gage-backed securities and asset-backed securities.

GOLDMAN SACHS SHORT DURATION
GOVERNMENT FUND
  Seeks a high level of current
  income and secondarily, in
  seeking current income, may
  also consider the potential
  for capital appreciation. The
  Fund invests primarily in
  securities issued or
  guaranteed by the U.S.
  government, its agencies,
  instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS GLOBAL INCOME FUND

GOLDMAN SACHS SHORT DURATION          Seeks a high total return, emphasizing
TAX-FREE FUND                         current income and, to a lesser extent,
                                      providing opportunities for capital ap-
  Seeks a high level of current       preciation. The Fund invests primarily
  income, consistent with             in a portfolio of high quality fixed-in-
  relatively low volatility of        come securities of U.S. and foreign is-
  principal, that is exempt           suers and foreign currencies.
  from regular federal income
  tax. The Fund invests
  primarily in municipal
  securities.

                                    GOLDMAN SACHS HIGH YIELD FUND

GOLDMAN SACHS GOVERNMENT
INCOME FUND                           Seeks a high level of current income and
                                      secondarily, capital appreciation. The
  Seeks a high level of current       Fund invests primarily in fixed income
  income, consistent with             securities rated below investment grade.
  safety of principal. The Fund
  invests primarily in
  securities, including
  mortgage-backed securities,
  issued or guaranteed by the
  U.S. Government, its
  agencies, instrumentalities
  or sponsored enterprises.


  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND/OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of
Additional Information (the "Additional Statement"), dated     , 1997,
containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    1
Fees and Expenses..................    7
Financial Highlights...............   11
Investment Objectives and Policies.   15
Description of Securities..........   22
Risk Factors.......................   29
Investment Techniques..............   32
Investment Restrictions............   36
Portfolio Turnover.................   36
Management.........................   37
Reports to Shareholders............   41
How to Invest......................   41

                                     PAGE
                                     ----
Services Available to Shareholders.   48
Distribution and Authorized Dealer
 Service Plans.....................   51
How to Sell Shares of the Funds....   52
Dividends..........................   54
Net Asset Value....................   55
Performance Information............   55
Shares of the Trust................   56
Taxation...........................   57
Additional Information.............   58
Appendix...........................   59
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                           APPROXIMATE
                     INVESTMENT                           INTEREST RATE
  FUND NAME          OBJECTIVES            DURATION        SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY
-------------   -------------------   ------------------  ------------- --------------------  ---------------
ADJUSTABLE      A high level of       Target = 6-month    9-month note  At least 65% of       U.S. Government
RATE            current income,       to 1-year                         total assets in       Securities
GOVERNMENT      consistent with       U.S. Treasury                     securities issued or
FUND            low volatility        Security                          guaranteed by the
                of principal.         Maximum = 2 years                 U.S. government,
                                                                        its agencies,
                                                                        instrumentalities
                                                                        or sponsored
                                                                        enterprises
                                                                        ("U.S. Government
                                                                        Securities'')
                                                                        that are adjustable
                                                                        rate mortgage
                                                                        pass-through
                                                                        securities and
                                                                        other mortgage
                                                                        securities with
                                                                        periodic interest
                                                                        rate resets.
SHORT DURATION  A high level of       Target = 2-year     2-year bond   At least 65% of       U.S. Government
GOVERNMENT      current income,       U.S. Treasury                     total assets in       Securities
FUND            and secondarily,      Security plus                     U.S. Government
                in seeking current    or minus .5 years                 Securities
                income, may           Maximum = 3 years                 and repurchase
                also consider the                                       agreements
                potential for                                           collateralized
                capital appreciation.                                   by such securities.
SHORT DURATION  A high level of       Target = Lehman     3-year bond   At least 80% of       Minimum = BBB/Baa
TAX-FREE        current income,       Brothers                          net assets in
FUND            consistent with       3-year Municipal                  municipal securities.
                low volatility        Bond Index
                of principal,         plus or minus
                that is exempt        .5 years
                from regular          Maximum = 4 years
                federal
                income tax.
GOVERNMENT      A high level of       Target = Lehman     5-year bond   At least 65% of       U.S. Government
INCOME          current income,       Brothers Mutual                   assets in U.S.        Securities and
FUND            consistent with       Fund Government/                  Government            non-U.S.
                safety of             Mortgage Index                    Securities, including Government
                principal.            plus or minus                     mortgage-backed       Securities rated
                                      1 year                            U.S. Government       AAA/Aaa
                                                                        Securities.
                                      Maximum =
                                      6 years
FUND NAME       OTHER INVESTMENTS   BENCHMARK
---------       -----------------   -----------------
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-Year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
SHORT DURATION  Mortgage pass-      2-Year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.
GOVERNMENT      Non-government      Lehman Brothers
INCOME          mortgage pass-      Mutual Fund
FUND            through securities, Government/
                asset-backed        Mortgage Index
                securities,
                corporate
                fixed income
                securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                      APPROXIMATE
                                                        INTEREST
                  INVESTMENT                              RATE
 FUND NAME        OBJECTIVES            DURATION      SENSITIVITY    INVESTMENT SECTOR     CREDIT QUALITY   OTHER INVESTMENTS
MUNICIPAL    A high level of       Target = Lehman    15-year bond At least 80% of       Minimum =          U.S. Government
INCOME       current income        Brothers 15-year                net assets in         BBB/Baa            Securities and
FUND         that is exempt        Municipal Bond                  municipal securities. Average = AA/Aa    repurchase
             from regular          Index plus                                                               agreements
             federal income        or minus 1 year                                                          collateralized by
             tax, consistent       Maximum =                                                                such securities.
             with preservation     12 years
             of capital.
CORE FIXED   Total return          Target = Lehman    5-year bond  At least 65% of       Minimum = BBB/Baa  Foreign fixed-
INCOME FUND  consisting of         Brothers                        assets in fixed-      Minimum for        income,
             capital               Aggregate Bond                  income securities,    non-dollar         municipal and
             appreciation and      Index plus or                   including             securities = AA/Aa convertible
             income that           minus 1 year                    U.S. Government                          securities,
             exceeds the total     Maximum =  6 years              Securities,                              foreign currencies
             return of the                                         corporate,                               and repurchase
             Lehman Brothers                                       mortgage-backed                          agreements
             Aggregate Bond                                        and asset-backed                         collateralized
             Index.                                                securities.                              by U.S.
                                                                                                            Government
                                                                                                            Securities.
GLOBAL       A high total return,  Target = J.P.      6-year bond  Securities of U.S.    Minimum =          Mortgage and asset
INCOME       emphasizing           Morgan Global                   and foreign           AA/Aa or A if      backed securities,
FUND         current               Government                      governments and       sovereign issuer   foreign currencies
             income, and, to       Bond Index                      corporations.         At least 50% =     and repurchase
             a lesser extent,      (hedged) plus                                         AAA/Aaa            agreements
             providing             or minus 2.5 years                                                       collateralized by
             opportunities         Maximum =                                                                U.S. Government
             for capital           7.5 years                                                                Securities or
             appreciation.                                                                                  certain foreign
                                                                                                            government
                                                                                                            securities.
HIGH YIELD   A high level of       Target = Lehman    6-year bond  At least 65% of       At least 65% =     Mortgage-backed
FUND         current income        Brothers High                   assets in fixed-      BB/Ba or below     and asset-backed
             and, secondarily,     Yield Bond Index                income securities                        securities, U.S.
             capital appreciation. plus or minus                   rated below                              Government
                                   2.5 years                       investment grade,                        Securities,
                                   Maximum =                       including U.S.                           investment grade
                                   7.5 years                       and non-U.S. dollar                      corporate fixed-
                                                                   corporate debt,                          income securities,
                                                                   foreign government                       structured
                                                                   securities,                              securities,
                                                                   convertible                              foreign currencies
                                                                   securities                               and repurchase
                                                                   and preferred stock.                     agreements
                                                                                                            collateralized
                                                                                                            U.S. Government
                                                                                                            Securities.
 FUND NAME      BENCHMARK
MUNICIPAL    Lehman Brothers
INCOME       15- year
FUND         Municipal
             Bond Index
CORE FIXED   Lehman Brothers
INCOME FUND  Aggregate Bond
             Index
GLOBAL       J.P. Morgan
INCOME       Global
FUND         Government Bond
             Index (hedged)
HIGH YIELD   Lehman Brothers
FUND         High Yield
             Bond Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of June 23, 1997, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $120 billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

                                                             MINIMUM
                                                   ----------------------------
                                                   INITIAL PURCHASE ADDITIONAL
    TYPE OF PURCHASE                                    AMOUNT      INVESTMENTS
    ----------------                               ---------------- -----------
    Regular Purchases.............................      $1,000          $50
    Tax-Sheltered Retirement Plans and UGMA/UTMA
     purchases....................................      $  250          $50
    Automatic Investment Plan.....................      $   50          $50

  For further information, see "How to Invest--How to Buy Shares of the Funds" on page 41.

 HOW DO I PURCHASE SHARES?

   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). See "How to Invest" on page 40.

 WHAT ARE MY PURCHASE ALTERNATIVES?

   The Funds (other than the Adjustable Rate Government Fund which does not offer Class B or Class C shares) offer three classes of shares through this Prospectus. These shares may be purchased at the investor's choice, at a price equal to their next determined net asset value ("NAV") (i) plus an initial sales charge imposed at the time of purchase ("Class A shares"),
 (ii) with a contingent deferred sales charge imposed on redemptions within six years of purchase ("Class B shares") or (iii) without any initial or contingent deferred sales charge, as long as shares are held for one year or more ("Class C shares"). Except with respect to the Adjustable Rate Government Fund, direct purchases of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax Free Funds) or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.

     ADJUSTABLE RATE       MAXIMUM FRONT                     MAXIMUM CONTINGENT
     GOVERNMENT FUND      END SALES CHARGE                 DEFERRED SALES CHARGE
     ---------------      ----------------                 ---------------------
  Class
   A...                         1.5%                                N/A
      SHORT DURATION
    GOVERNMENT  FUND
      SHORT DURATION
      TAX-FREE FUND
    -----------------
  Class
   A...                         2.0%                            (See above)
  Class
   B...                         N/A                 2% declining to 0% after three years
  Class
   C...                         N/A        1% if shares are redeemed within 12 months of purchase
  GOVERNMENT INCOME FUND
  MUNICIPAL INCOME FUND
  CORE FIXED INCOME FUND
    GLOBAL INCOME FUND
     HIGH YIELD FUND
  ----------------------
  Class
   A...                         4.5%                            (See above)
  Class
   B...                         N/A                  5% declining to 0% after six years
  Class
   C...                         N/A        1% if shares are redeemed within 12 months of purchase

   Over time, the deferred sales charge and distribution fees attributable to Class B or Class C shares will exceed the initial sales charge and distribution fees attributable to Class A shares. Class B shares convert to Class A shares, which are subject to lower distribution fees, eight years after initial purchase. Class C shares, which are subject to the same distribution fees as Class B shares, do not convert to Class A shares and are subject to the higher distribution fees indefinitely. See "How to Invest--Alternative Purchase Arrangements" on page 40.

 HOW DO I SELL MY SHARES?

   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                INVESTMENT INCOME
                                                    DIVIDENDS
                                                ------------------ CAPITAL GAINS
     FUND                                       DECLARED    PAID   DISTRIBUTIONS
     ----                                       ------------------ -------------
  Adjustable Rate Government................... Daily     Monthly    Annually
  Short Duration Government.................... Daily     Monthly    Annually
  Short Duration Tax-Free...................... Daily     Monthly    Annually
  Government Income............................ Daily     Monthly    Annually
  Municipal Income............................. Daily     Monthly    Annually
  Core Fixed Income............................ Daily     Monthly    Annually
  Global Income................................ Monthly   Monthly    Annually
  High Yield................................... Daily     Monthly    Annually

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A shares of a Fund, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                     ADJUSTABLE RATE     SHORT DURATION                SHORT DURATION                  GOVERNMENT
                       GOVERNMENT          GOVERNMENT                     TAX-FREE                       INCOME
                         FUND/5/             FUND/5/                       FUND/5/                        FUND
                     --------------- ---------------------------   ---------------------------   ---------------------------
                         CLASS A     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                     --------------- -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases.........        1.5%/1/     2.0%/1/  none      none       2.0%/1/  none      none       4.5%/1/  none      none
 Maximum Sales
 Charge Imposed on
 Reinvested
 Dividends.........       none        none      none      none      none      none      none      none      none      none
 Maximum Deferred
 Sales Charge......       none/1/     none/1/    2.0%/2/   1.0%/3/  none/1/    2.0%/2/   1.0%/3/  none/1/   5.0%/2/   1.0%/3/
 Redemption
 Fees/4/...........       none        none      none      none      none      none      none      none      none      none
 Exchange Fees/4/..       none        none      none      none      none      none      none      none      none      none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after applicable
 limitations)/6/...       0.40%       0.40%     0.40%     0.40%     0.40%     0.40%     0.40%     0.25%     0.25%     0.25%
 Distribution
 (Rule 12b-1) Fees
 (after applicable
 limitations)/7/...       0.00%       0.00%     0.60%     0.75%     0.00%     0.60%     0.75%     0.00%     0.75%     0.75%
 Other Expenses:
   Authorized
   Dealer Service
   Fees............       0.25%       0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
   Other Expenses
   (after
   applicable
   limitations)/8/.       0.11%       0.05%     0.05%     0.05%     0.05%     0.05%     0.05%     0.00%     0.00%     0.00%
                          ----        ----      ----      ----      ----      ----      ----      ----      ----      ----
 TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/9/...       0.76%       0.70%     1.30%     1.30%     0.70%     1.30%     1.30%     0.50%     1.25%     1.25%
                          ====        ====      ====      ====      ====      ====      ====      ====      ====      ====
                            MUNICIPAL                    CORE FIXED                      GLOBAL
                             INCOME                        INCOME                        INCOME
                              FUND                         FUND/5/                        FUND
                     ----------------------------- ----------------------------- -----------------------------
                     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                     --------- --------- --------- --------- --------- --------- --------- --------- ---------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases.........    4.5%/1/  none      none      4.5%/1/   none      none      4.5%/1/   none      none
 Maximum Sales
 Charge Imposed on
 Reinvested
 Dividends.........   none      none      none      none      none      none      none      none      none
 Maximum Deferred
 Sales Charge......   none/1/   5.0%/2/   1.0%/3/   none/1/   5.0%/2/   1.0%/3/   none/1/    5.0%/2/   1.0%/3/
 Redemption
 Fees/4/...........   none      none      none      none      none      none      none      none      none
 Exchange Fees/4/..   none      none      none      none      none      none      none      none      none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after applicable
 limitations)/6/...   0.55%     0.55%     0.55%     0.40%     0.40%     0.40%     0.59%     0.59%     0.59%
 Distribution
 (Rule 12b-1) Fees
 (after applicable
 limitations)/7/...   0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.21%     0.75%     0.75%
 Other Expenses:
   Authorized
   Dealer Service
   Fees............   0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
   Other Expenses
   (after
   applicable
   limitations)/8/.   0.05%     0.05%     0.05%     0.05%     0.05%     0.05%     0.11%     0.11%     0.11%
                     --------- --------- --------- --------- --------- --------- --------- --------- ---------
 TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/9/...   0.85%     1.60%     1.60%     0.70%     1.45%     1.45%     1.16%     1.70%     1.70%
                     ========= ========= ========= ========= ========= ========= ========= ========= =========

                              HIGH
                              YIELD
                             FUND/5/
                     -----------------------------
                     CLASS A   CLASS B   CLASS C
                     --------- --------- ---------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases.........    4.5%/1/  none      none
 Maximum Sales
 Charge Imposed on
 Reinvested
 Dividends.........   none      none      none
 Maximum Deferred
 Sales Charge......   none/1/    5.0%/2/   1.0%/3/
 Redemption
 Fees/4/...........   none      none      none
 Exchange Fees/4/..   none      none      none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after applicable
 limitations)/6/...   0.65%     0.65%     0.65%
 Distribution
 (Rule 12b-1) Fees
 (after applicable
 limitations)/7/...   0.00%     0.75%     0.75%
 Other Expenses:
   Authorized
   Dealer Service
   Fees............   0.25%     0.25%     0.25%
   Other Expenses
   (after
   applicable
   limitations)/8/.   0.20%     0.20%     0.20%
                     --------- --------- ---------
 TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/9/...   1.10%     1.85%     1.85%
                     ========= ========= =========

----

/1/ As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. Except with respect to direct purchases of the Adjustable Rate Government Fund, a contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax Free Funds) or more. See "How to Invest--Offering Price."

/2/ With the exception of the Short Duration Government Fund and the Short
    Duration Tax-Free Fund, a contingent deferred sales charge is imposed upon shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to Short Duration Government Fund and Short Duration Tax-Free Fund, a contingent deferred sales charge is imposed on shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year. See "How to Invest--Offering Price--Class B Shares."

/3/ A contingent deferred sales charge of 1.00% is imposed on shares redeemed within 12 months of purchase. See "How to Invest--Offering Price--Class C Shares."

/4/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."

/5/ Based on estimated amounts for the current fiscal year for the Adjustable
    Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds.

/6/ The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets respectively.

/7/ Goldman Sachs voluntarily has agreed not to impose the entire distribution fee attributable to Class A shares of each Fund, except Global Income Fund where Goldman Sachs voluntarily has agreed not to impose .04% of the distribution fee. Goldman Sachs has also voluntarily agreed not to impose .15% of the distribution fee attributable to Class B shares of the Short Duration Government and Short Duration Tax-Free Funds. Distribution fees for Class A and Class B shares would otherwise be payable at the rate of .25% and .75%, respectively, of average daily net assets.

/8/ The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/9/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Funds would have been as set forth below. Information for the Class A and Class B shares of the Government Income, Municipal Income and Global Income Funds is shown for the fiscal year ended October 31, 1996. Information for the Class A and Class B shares of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds and Class C shares of each Fund are estimated for the current fiscal year:

                                                                        TOTAL
                                                              OTHER   OPERATING
                                                             EXPENSES EXPENSES
                                                             -------- ---------
Adjustable Rate Government
  Class A...................................................   .11%     1.01%
Short Duration Government
  Class A...................................................   .21%     1.21%
  Class B...................................................   .21%     1.71%
  Class C...................................................   .21%     1.71%
Short Duration Tax-Free
  Class A...................................................   .61%     1.51%
  Class B...................................................   .61%     2.01%
  Class C...................................................   .61%     2.01%
Government Income
  Class A...................................................   .74%     1.89%
  Class B...................................................   .74%     2.39%
  Class C...................................................   .74%     2.39%
Municipal Income
  Class A...................................................   .50%     1.55%
  Class B...................................................   .50%     2.05%
  Class C...................................................   .50%     2.05%
Core Fixed Income
  Class A...................................................   .43%     1.33%
  Class B...................................................   .43%     1.83%
  Class C...................................................   .43%     1.83%
Global Income
  Class A...................................................   .24%     1.64%
  Class B...................................................   .24%     2.14%
  Class C...................................................   .24%     2.14%
High Yield
  Class A...................................................   .75%     1.95%
  Class B...................................................   .75%     2.45%
  Class C...................................................   .75%     2.45%

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                        ------ ------- ------- --------
Adjustable Rate Government Fund
   Class A Shares..............................  $23     $39     $57     $108
Short Duration Government Fund
  Class A Shares...............................   27      42      58      105
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   33      51      71      136
   --Assuming no redemption....................   13      41      71      136
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   23      41      71      157
   --Assuming no redemption....................   13      41      71      157
Short Duration Tax-Free Fund
  Class A Shares...............................   27      42      58      105
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   33      51      71      136
   --Assuming no redemption....................   13      41      71      136
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   23      41      71      157
   --Assuming no redemption....................   13      41      71      157
Government Income Fund
  Class A Shares...............................   50      60      72      105
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   63      70      89      126
   --Assuming no redemption....................   13      40      69      126
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   23      40      69      151
   --Assuming no redemption....................   13      40      69      151
Municipal Income Fund
  Class A Shares...............................   53      71      90      145
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   66      80     107      165
   --Assuming no redemption....................   16      50      87      165
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   26      50      87      190
   --Assuming no redemption....................   16      50      87      190
Core Fixed Income Fund
  Class A Shares...............................   52      66      82      128
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   65      76      99      149
   --Assuming no redemption....................   15      46      79      149
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   25      46      79      174
   --Assuming no redemption....................   15      46      79      174
Global Income Fund
  Class A Shares...............................   56      80     106      180
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   67      84     112      179
   --Assuming no redemption....................   17      54      92      179
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   27      54      92      201
   --Assuming no redemption....................   17      54      92      201
High Yield Fund
  Class A Shares...............................   56      78     N/A      N/A
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   69      88     N/A      N/A
   --Assuming no redemption....................   19      58     N/A      N/A
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   29      58     N/A      N/A
   --Assuming no redemption....................   19      58     N/A      N/A

  The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

  The Investment Advisers and Goldman Sachs have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information with respect to the Adjustable Rate Government Fund set forth in the foregoing table and hypothetical example relates only to its Class A shares (the Fund does not offer Class B or Class C shares); such information with respect to the other funds relates only to Class A, B and C shares. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, but not the other Funds, also offer Institutional Shares and Service Shares and the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, but not the other Funds, also offer Administration Shares. Institutional, Administration and Service Shares are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A, Class B and Class C shares. Information regarding Institutional, Administration and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus. Because of the Distribution Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive certain compensation for the sale and distribution of Class A, Class B and Class C shares of the Funds or for services to the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in the Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding for the period ended April 30, 1997 is unaudited. The remaining data has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Class A and B shares of the Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds or Class C shares of any Fund. Accordingly, there are no financial highlights for these Funds or Classes.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ------------------------------------------------
                                           NET
                                         REALIZED         NET
                                           AND         REALIZED
                                        UNREALIZED        AND
                                       GAIN (LOSS)    UNREALIZED
                                            ON        GAIN (LOSS)   TOTAL
                     NET               INVESTMENT,    ON FOREIGN    INCOME
                    ASSET     NET         OPTION       CURRENCY     (LOSS)
                  VALUE AT  INVEST-        AND          RELATED      FROM
                  BEGINNING  MENT        FUTURES        TRANS-    INVESTMENT
                  OF PERIOD INCOME     TRANSACTIONS     ACTIONS   OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
----------------------------
1997-Institu-
tional Shares...    $9.83   $0.2971(a)   $0.0216(a)       --       $0.3187
1997-Administra-
tion Shares.....     9.83    0.2844(a)    0.0221(a)       --        0.3065
1997-Service
Shares(m).......     9.84    0.0527(a)    0.0200(a)       --        0.0727
1997-Class A
Shares..........     9.83    0.2766(a)    0.0300(a)       --        0.3066
FOR THE YEAR ENDED OCTOBER 31,
----------------------------
1996-Institu-
tional Shares...     9.77    0.5759(a)    0.0772(a)       --        0.6531
1996-Administra-
tion Shares.....     9.77    0.5489(a)    0.0797(a)       --        0.6286
1996-Class A
Shares..........     9.77    0.5481(a)    0.0806(a)       --        0.6287
1995-Institu-
tional Shares...     9.74    0.5630(a)    0.0717(a)       --        0.6347
1995-Administra-
tion Shares.....     9.74    0.5366(a)    0.0737(a)       --        0.6103
1995-Class A
Shares(c).......     9.79    0.2721(a)   (0.0090)(a)      --        0.2631
1994-Institu-
tional Shares...    10.00    0.4341(a)   (0.2455)(a)      --        0.1886
1994-Administra-
tion Shares.....    10.00    0.4211(a)   (0.2572)(a)      --        0.1639
1993-Institu-
tional Shares...    10.04    0.4397      (0.0376)(d)      --        0.4021
1993-Administra-
tion Shares(e)..    10.02    0.2146      (0.0173)(d)      --        0.1973
1992-Institu-
tional Shares...    10.03    0.5599      (0.0029)(d)      --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
----------------------------
1991-Institu-
tional Shares...    10.00    0.1531       0.0322(d)       --        0.1853


                                   DISTRIBUTIONS TO SHAREHOLDERS
                  ------------------------------------------------------------------
                                                   IN EXCESS
                              FROM NET               OF NET
                              REALIZED              REALIZED
                              GAIN ON      IN       GAIN ON
                    FROM    INVESTMENT,  EXCESS   INVESTMENT,
                    NET        OPTION    OF NET      OPTION     FROM       TOTAL
                  INVEST-       AND      INVEST-      AND       PAID   DISTRIBUTIONS
                    MENT      FUTURES     MENT      FUTURES      IN         TO
                   INCOME   TRANSACTIONS INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                     ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
----------------------------
1997-Institu-
tional Shares...  $(0.2867)      --        --          --         --     $(0.2887)
1997-Administra-
tion Shares.....   (0.2765)      --        --          --         --       0.2765
1997-Service
Shares(m).......   (0.0527)      --        --          --         --      (0.0527)
1997-Class A
Shares..........   (0.2766)      --        --          --         --      (0.2766)
FOR THE YEAR ENDED OCTOBER 31,
----------------------------
1996-Institu-
tional Shares...   (0.5725)      --      (0.0206)      --        --       (0.5931)
1996-Administra-
tion Shares.....   (0.5489)      --      (0.0198)      --        --       (0.5687)
1996-Class A
Shares..........   (0.5489)      --      (0.0198)      --        --       (0.5687)
1995-Institu-
tional Shares...   (0.5759)      --      (0.0287)      --        --       (0.6046)
1995-Administra-
tion Shares.....   (0.5528)      --      (0.0275)      --        --       (0.5803)
1995-Class A
Shares(c).......   (0.2697)      --      (0.0134)      --        --       (0.2831)
1994-Institu-
tional Shares...   (0.4486)      --        --          --        --       (0.4486)
1994-Administra-
tion Shares.....   (0.4239)      --        --          --        --       (0.4239)
1993-Institu-
tional Shares...   (0.4397)      --      (0.0024)      --        --       (0.4421)
1993-Administra-
tion Shares(e)..   (0.2146)      --      (0.0027)      --        --       (0.2173)
1992-Institu-
tional Shares...   (0.5470)      --        --          --        --       (0.5470)
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
----------------------------
1991-Institu-
tional Shares...   (0.1553)      --        --          --        --       (0.1553)


                                                                                                  RATIOS ASSUMING
                                                                                                   NO VOLUNTARY
                                                                                                 WAIVER OF FEES OR
                                                                                                EXPENSE LIMITATIONS
                                                            RATIO OF                          -----------------------
                                                               NET                                         RATIO OF
                                                             INVEST-                                         NET
                     NET                                      MENT                     NET                 INVEST-
                   INCREASE    NET                RATIO OF   INCOME                  ASSETS                  MENT
                  (DECREASE)  ASSET                 NET     (LOSS) TO                AT END    RATIO OF     INCOME
                    IN NET   VALUE AT             EXPENSES   AVERAGE    PORTFOLIO      OF      EXPENSES   (LOSS) TO
                    ASSET     END OF    TOTAL    TO AVERAGE    NET      TURNOVER     PERIOD   TO AVERAGE   AVERAGE
                    VALUE     PERIOD  RETURN(K)  NET ASSETS  ASSETS      RATE(D)    (IN 000S) NET ASSETS  NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
----------------------------
1997-Institu-
tional Shares...   $0.0300    $9.86     3.28(f)     0.45(b)   6.08%(b)    25.64%    $ 549,611    0.51%(b)    6.02%(b)
1997-Administra-
tion Shares.....    0.0300     9.86     3.16(f)     0.70(b)   5.83(b)     25.64         4,182    0.76(b)     5.77(b)
1997-Service
Shares(m).......    0.0200     9.86     0.74(f)     0.95(b)   5.64(b)     25.64            22    1.01(b)     5.58(b)
1997-Class A
Shares..........    0.0300     9.86     3.16(f)     0.70(b)   5.61(b)     25.64        39,063    1.01(b)     5.30(b)
FOR THE YEAR ENDED OCTOBER 31,
----------------------------
1996-Institu-
tional Shares...    0.0600     9.83     6.86        0.45      5.85        52.36       613,149    0.51        5.79
1996-Administra-
tion Shares.....    0.0600     9.83     6.60        0.70      5.59        52.36         3,792    0.76        5.53
1996-Class A
Shares..........    0.0600     9.83     6.60        0.70      5.59        52.36        10,728    1.01        5.28
1995-Institu-
tional Shares...    0.0301     9.77     6.75        0.46      5.77        24.12       657,358    0.53        5.70
1995-Administra-
tion Shares.....    0.0300     9.77     6.48        0.71      5.50        24.12         3,572    0.78        5.43
1995-Class A
Shares(c).......   (0.0200)    9.77     2.74(f)     0.69(b)   5.87(b)     24.12        15,203    1.01(b)     5.55(b)
1994-Institu-
tional Shares...   (0.2600)    9.74     1.88        0.46      4.38        37.81       942,523    0.49        4.35
1994-Administra-
tion Shares.....   (0.2600)    9.74     1.63        0.71      4.27        37.81         6,960    0.74        4.24
1993-Institu-
tional Shares...   (0.0400)   10.00     4.13        0.45      4.36       103.74     2,760,871    0.48        4.33
1993-Administra-
tion Shares(e)..   (0.0200)   10.00     2.01(f)     0.70(b)   3.81(b)    103.74         5,326    0.73(b)     3.78(b)
1992-Institu-
tional Shares...    0.0100    10.04     6.12        0.42      5.61       286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
----------------------------
1991-Institu-
tional Shares...    0.0300    10.03     2.14(f)     0.20(b)   7.31(b)    145.67(b)    239,642    1.02(b)     6.49(b)



                                      INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                                    ---------------------------------------------------
                                                 NET REALIZED
                                                     AND        NET REALIZED
                                                  UNREALIZED        AND
                                                 GAIN (LOSS)     UNREALIZED    TOTAL
                                                      ON        GAIN (LOSS)    INCOME
                          NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                          VALUE AT     NET        OPTION AND      CURRENCY      FROM
                          BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                          OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                          --------- ----------   ------------   ------------ ----------
                         SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institutional
 Shares.................   $ 9.83    $0.3287(a)    $(0.0700)(a)        --     $0.2587
1997-Administration
 Shares.................     9.85     0.3175(a)     (0.0700)(a)        --      0.2475
1997-Service Shares.....     9.82     0.3043(a)     (0.0700)(a)        --      0.2343
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
 Shares ................     9.82     0.6290(a)      0.0136 (a)        --      0.6426
1996-Administration
 Shares(h)..............     9.86     0.3837(a)      0.0003 (a)        --      0.3840
1996-Service Shares(i)..     9.72     0.3134(a)      0.1018 (a)        --      0.4152
1995-Institutional
 Shares.................     9.64     0.6652(a)      0.1666 (a)        --      0.8318
1995-Administration
 Shares.................     9.64     0.2384(a)     (0.0433)(a)        --      0.1951
1994-Institutional
 Shares.................    10.14     0.5628(a)     (0.4592)(a)        --      0.1036
1994-Administration
 Shares.................    10.14     0.5329(a)     (0.4539)(a)        --      0.0790
1993-Institutional
 Shares.................    10.16     0.5627        (0.0135)(d)        --      0.5492
1993-Administration
 Shares(e)..............    10.23     0.2725        (0.0900)(d)        --      0.1825
1992-Institutional
 Shares.................    10.22     0.6703        (0.0600)(d)        --      0.6103
1991-Institutional
 Shares.................    10.00     0.8020         0.2200 (d)        --      1.0220
1990-Institutional
 Shares.................    10.07     0.8300        (0.0700)(d)        --      0.7600
1989-Institutional
 Shares.................    10.10     0.8800            --             --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institutional
 Shares.................    10.00     0.1800         0.1000 (d)        --      0.2800


                                              DISTRIBUTIONS TO SHAREHOLDERS
                          ----------------------------------------------------------------------
                                       FROM NET              IN EXCESS OF
                                       REALIZED              NET REALIZED
                                       GAIN ON                 GAIN ON
                                     INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                           FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                          INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                            INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                          ---------- ------------ ---------- ------------ -------- -------------
                         SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institutional
 Shares.................   $(0.3287)        --          --          --         --    $(0.3287)
1997-Administration
 Shares.................    (0.3175)        --          --          --         --     (0.3175)
1997-Service Shares.....    (0.3043)        --          --          --         --     (0.3043)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
 Shares ................    (0.6326)        --          --          --         --     (0.6326)
1996-Administration
 Shares(h)..............    (0.3940)        --          --          --         --     (0.3940)
1996-Service Shares(i)..    (0.3152)        --          --          --         --     (0.3152)
1995-Institutional
 Shares.................    (0.6518)        --          --          --         --     (0.6518)
1995-Administration
 Shares.................    (0.2051)        --          --          --         --     (0.2051)
1994-Institutional
 Shares.................    (0.5598)   (0.0438)         --          --         --     (0.6036)
1994-Administration
 Shares.................    (0.5352)   (0.0438)         --          --         --     (0.5790)
1993-Institutional
 Shares.................    (0.5627)        --     (0.0065)         --         --     (0.5692)
1993-Administration
 Shares(e)..............    (0.2725)        --          --          --         --     (0.2725)
1992-Institutional
 Shares.................    (0.6703)        --          --          --         --     (0.6703)
1991-Institutional
 Shares.................    (0.8020)        --          --          --         --     (0.8020)
1990-Institutional
 Shares.................    (0.8300)        --          --          --         --     (0.8300)
1989-Institutional
 Shares.................    (0.8800)        --          --          --    (0.0300)    (0.9100)
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institutional
 Shares.................    (0.1800)        --          --          --         --    (0.1800)


                                                                                                             RATIOS ASSUMING
                                                                                                           NO VOLUNTARY WAIVER
                                                                                                               OF FEES OR
                                                                                                           EXPENSE LIMITATIONS
                                                                                                          ----------------------

                                                                       RATIO OF                                        RATIO OF
                           NET                                           NET                      NET                    NET
                         INCREASE                          RATIO OF   INVESTMENT                 ASSETS               INVESTMENT
                        (DECREASE) NET ASSET                 NET        INCOME                   AT END    RATIO OF     INCOME
                          IN NET   VALUE AT                EXPENSES     (LOSS)    PORTFOLIO        OF      EXPENSES     (LOSS)
                          ASSET     END OF      TOTAL     TO AVERAGE  TO AVERAGE  TURNOVER       PERIOD   TO AVERAGE  TO AVERAGE
                          VALUE     PERIOD    RETURN(K)   NET ASSETS  NET ASSETS   RATE(D)     (IN 000'S) NET ASSETS  NET ASSETS
                        ---------- ---------  ---------   ----------  ----------  ---------    ---------- ----------  ----------
                         SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institutional
 Shares................  $(0.0700)   $9.76       2.67%(f)    0.45%(b)    6.44%(b)   43.72%(f)   $ 99,824     0.73%(b)    6.16%(b)
1997-Administration
 Shares................   (0.0700)    9.78       2.55(f)     0.70(b)     6.22(b)    43.72(f)       1,504     0.98(b)     5.94(b)
1997-Service Shares....   (0.0700)    9.75       2.42(f)     0.95(b)     5.94(b)    43.72(f)       2,522     1.23(b)     5.66(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
 Shares ...............    0.0100     9.83       6.75        0.45        6.44      115.45         99,944     0.71        6.18
1996-Administration
 Shares(h).............   (0.0100)    9.85       4.00(f)     0.70(b)     5.97(b)   115.45            252     0.96(b)     5.71(b)
1996-Service
 Shares(i).............    0.1000     9.82       4.35(f)     0.95(b)     6.05(b)   115.45          1,822     1.21(b)     5.79(b)
1995-Institutional
 Shares................    0.1800     9.82       8.97        0.45        6.87      292.56        103,760     0.72        6.60
1995-Administration
 Shares................   (0.0100)    9.63(h)    2.10        0.70(b)     7.91(b)   292.56            --      0.90(b)     7.71(b)
1994-Institutional
 Shares................   (0.5000)    9.64       0.99        0.45        5.69      289.79        193,095     0.59        5.55
1994-Administration
 Shares................   (0.5000)    9.64       0.73        0.70        5.38      289.79            730     0.84        5.24
1993-Institutional
 Shares................   (0.0200)   10.14       5.55        0.45        5.46      411.66        359,708     0.64        5.31
1993-Administration
 Shares(e).............   (0.0900)   10.14       1.74        0.70(b)     4.84(b)   411.66         16,490     0.80(b)     4.74(b)
1992-Institutional
 Shares................   (0.0600)   10.16       6.24        0.45        6.60      216.07        277,927     0.69        6.36
1991-Institutional
 Shares................    0.2200    10.22      10.93        0.45        8.25      155.44        158,848     0.79        7.91
1990-Institutional
 Shares................   (0.0700)   10.00       8.23        0.45        8.62      173.21         68,995     0.95        8.12
1989-Institutional
 Shares................   (0.0300)   10.07       9.08        0.46        8.71      137.37         31,015     1.39        7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institutional
 Shares................    0.1000    10.10       3.30(f)     0.55(b)     8.55(b)   167.00(b)      39,052     1.42(b)     7.68(b)



                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                                       ---------------------------------------------------
                                                    NET REALIZED
                                                        AND        NET REALIZED
                                                     UNREALIZED        AND
                                                    GAIN (LOSS)     UNREALIZED    TOTAL
                                                         ON        GAIN (LOSS)    INCOME
                             NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                             VALUE AT     NET        OPTION AND      CURRENCY      FROM
                             BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                             OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                             --------- ----------   ------------   ------------ ----------
                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..              $ 9.96    $0.2097(a)    $(0.0200)(a)        --     $0.1897
1997-Administra-
 tion Shares....                9.96     0.1976(a)     (0.0200)(a)        --      0.1776
1997-Service
 Shares.........                9.97     0.1852(a)     (0.0300)(a)        --      0.1552
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..                9.94     0.4192(a)      0.0200 (a)        --      0.4392
1996-Administra-
 tion Shares....                9.94     0.3944(a)      0.0200 (a)        --      0.4144
1996-Service
 Shares.........                9.95     0.3697(a)      0.0200 (a)        --      0.3897
1995-Institu-
 tional Shares..                9.79     0.4235(a)      0.1500 (a)        --      0.5735
1995-Administra-
 tion Shares....                9.79     0.3989(a)      0.1500 (a)        --      0.5489
1995-Service
 Shares.........                9.79     0.3744(a)      0.1600 (a)        --      0.5344
1994-Institu-
 tional Shares..               10.23     0.3787(a)     (0.3575)(a)        --      0.0212
1994-Administra-
 tion Shares....               10.23     0.3537(a)     (0.3575)(a)        --     (0.0038)
1994-Service
 Shares(j)......                9.86     0.0475(a)     (0.0700)(a)               (0.0225)
1993-Institu-
 tional Shares..                9.93     0.3834         0.3000(d)         --      0.6834
1993-Administra-
 tion
 Shares(j)......               10.16     0.1555         0.0720(d)         --      0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..               10.00     0.0341        (0.0700)(d)        --     (0.0359)
                                                        GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........              $14.36    $  0.46       $  (0.20)           --     $  0.26
1997-Class B
Shares..........               14.37       0.40          (0.19)           --        0.21
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........               14.47       0.92          (0.11)           --        0.81
1996-Class B
shares(m).......               14.11       0.41           0.26            --        0.67
1995-Class A
shares..........               13.47       0.94           1.00            --        1.94
1994-Class A
shares..........               14.90       0.85          (1.28)           --       (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........               14.32       0.56           0.58            --        1.14
                                                        CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-
Institutional
Shares..........              $ 9.85    $0.3236       $(0.1403)      $(0.0003)   $0.1830
1997-
Administrative
Shares..........                9.84     0.3108        (0.1398)       (0.0003)    0.1707
1997-Service
Shares..........                9.86     0.2991        (0.1399)       (0.0003)    0.1589
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional Shares..    10.00     0.6448        (0.0704)           --      0.5744
1996-Administration
Shares(1).......                9.91     0.4083        (0.0703)           --      0.3380
1996-Service
Shares(1).......                9.77     0.3756         0.0898            --      0.4654
1995-Institutional Shares..     9.24     0.6423         0.7610            --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-Institutional Shares.     10.00     0.4648        (0.7617)           --     (0.2969)

                                                 DISTRIBUTIONS TO SHAREHOLDERS
                             ----------------------------------------------------------------------
                                          FROM NET              IN EXCESS OF
                                          REALIZED              NET REALIZED
                                          GAIN ON                 GAIN ON
                                        INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL
                              FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS
                             INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO
                               INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS
                             ---------- ------------ ---------- ------------ -------- -------------
                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..              $(0.2097)       --           --          --         --    $(0.2097)
1997-Administra-
 tion Shares....               (0.1976)       --           --          --         --     (0.1976)
1997-Service
 Shares.........               (0.1852)       --           --          --         --     (0.1852)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..               (0.4192)       --           --          --         --     (0.4192)
1996-Administra-
 tion Shares....               (0.3944)       --           --          --         --     (0.3944)
1996-Service
 Shares.........               (0.3697)       --           --          --         --     (0.3697)
1995-Institu-
 tional Shares..               (0.4235)       --           --          --         --     (0.4235)
1995-Administra-
 tion Shares....               (0.3989)       --           --          --         --     (0.3989)
1995-Service
 Shares.........               (0.3744)       --           --          --         --     (0.3744)
1994-Institu-
 tional Shares..               (0.3787)   (0.0825)         --          --         --     (0.4612)
1994-Administra-
 tion Shares....               (0.3537)   (0.0825)         --          --         --     (0.4362)
1994-Service
 Shares(j)......               (0.0475)                    --                            (0.0475)
1993-Institu-
 tional Shares..               (0.3834)       --           --          --         --     (0.3834)
1993-Administra-
 tion
 Shares(j)......               (0.1555)       --           --          --         --     (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..               (0.0341)       --           --          --         --     (0.0341)
                                                            GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........               $ (0.45)   $ (0.07)         --          --         --    $  (0.52)
1997-Class B
Shares..........                 (0.40)     (0.07)         --          --         --       (0.47)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........                 (0.92)       --           --          --         --       (0.92)
1996-Class B
shares(m).......                 (0.41)       --           --          --         --       (0.41)
1995-Class A
shares..........                 (0.94)       --           --          --         --       (0.94)
1994-Class A
shares..........                 (0.85)     (0.12)       (0.02)      (0.01)       --       (1.00)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........                 (0.56)       --           --          --         --       (0.56)
                                                            CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-
Institutional
Shares..........              $(0.3230)       --           --          --         --    $(0.3230)
1997-
Administrative
Shares..........               (0.3107)       --           --          --         --     (0.3107)
1997-Service
Shares..........               (0.2989)       --           --          --         --     (0.2989)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional Shares..    (0.6438)   (0.0806)         --          --         --     (0.7244)
1996-Administration
Shares(1).......               (0.4080)       --           --          --         --     (0.4080)
1996-Service
Shares(1).......               (0.3754)       --           --          --         --     (0.3754)
1995-Institutional Shares..    (0.6433)       --           --          --         --     (0.6433)
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-Institutional Shares.     (0.4648)       --           --          --         --     (0.4648)

                                                                                                                 RATIOS ASSUMING
                                                                                                               NO VOLUNTARY WAIVER
                                                                                                                   OF FEES OR
                                                                                                               EXPENSE LIMITATIONS
                                                                                                              ----------------------

                                                                           RATIO OF                                        RATIO OF
                                NET                                          NET                      NET                    NET
                              INCREASE                         RATIO OF   INVESTMENT                 ASSETS               INVESTMENT
                             (DECREASE) NET ASSET                NET        INCOME                   AT END    RATIO OF     INCOME
                               IN NET   VALUE AT               EXPENSES     (LOSS)     PORTFOLIO       OF      EXPENSES     (LOSS)
                               ASSET     END OF     TOTAL     TO AVERAGE  TO AVERAGE   TURNOVER      PERIOD   TO AVERAGE  TO AVERAGE
                               VALUE     PERIOD   RETURN(K)   NET ASSETS  NET ASSETS    RATE(D)    (IN 000'S) NET ASSETS  NET ASSETS
                             ---------- --------- ---------   ----------  ----------   ---------   ---------- ----------  ----------
                                                   SHORT DURATION TAX-FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..              $(0.0200)  $  9.94     1.91%(f)    0.45%(b)    4.24%(b)    99.59%(f)  $37,159      1.05%(b)  3.64%(b)
1997-Administra-
 tion Shares....               (0.0200)     9.94     1.79(f)     0.70(b)     4.03(b)     99.59(f)       113      1.30(b)   3.43(b)
1997-Service
 Shares.........               (0.0300)     9.94     1.56(f)     0.95(b)     3.77(b)     99.59(f)     1,045      1.55(b)   3.17(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..                0.0300      9.96     4.50        0.45        4.21       231.65      $34,814      1.01      3.65
1996-Administra-
 tion Shares....                0.0300      9.96     4.24        0.70        3.96       231.65           48      1.26      3.40
1996-Service
 Shares.........                0.0200      9.97     3.98        0.95        3.74       231.65          695      1.51      3.18
1995-Institu-
 tional Shares..                0.1500      9.94     5.98        0.45        4.31       259.52       58,389      0.77      3.99
1995-Administra-
 tion Shares....                0.1500      9.94     5.76        0.70        4.14       259.52           46      1.02      3.82
1995-Service
 Shares.........                0.1600      9.95     5.59        0.95        3.87       259.52          454      1.27      3.55
1994-Institu-
 tional Shares..               (0.4400)     9.79     0.17        0.45        3.74       354.00       83,704      0.61      3.58
1994-Administra-
 tion Shares....               (0.4400)     9.79    (0.11)       0.70        3.51       354.00        3,866      0.86      3.35
1994-Service
 Shares(j)......               (0.0700)     9.79    (0.32)(f)    0.95(b)     4.30(b)    354.00          440      1.11(b)   4.14(b)
1993-Institu-
 tional Shares..                0.3000     10.23     7.03        0.41        3.70       404.60      115,803      1.06      3.05
1993-Administra-
 tion
 Shares(j)......                0.0720     10.23     2.28(f)     0.70(b)     3.32(b)    404.60          911      1.07(b)   2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..               (0.0700)     9.93    (0.34)(f)    0.05(b)     4.58(b)     31.19(f)    14,601      2.68(b)   1.95(b)
                                                                   GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........              $  (0.26)  $ 14.10     1.83%(f)    0.50%(b)   6.34%(b)    182.25%(f)  $52,946      1.83%(b)  5.01%(b)
1997-Class B
Shares..........                 (0.26)    14.11     1.43(f)     1.25(b)     5.37(b)    182.25%(f)    2,937      2.33(b)   4.29(b)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........                 (0.11)    14.36     5.80        0.50        6.42       485.09       30,603      1.89      5.03
1996-Class B
shares(m).......                  0.26     14.37     4.85(f)     1.25(b)     5.65(b)    485.09          234      2.39(b)   4.51(b)
1995-Class A
shares..........                  1.00     14.47    14.90        0.47        6.67       449.53       29,503      2.34      4.80
1994-Class A
shares..........                 (1.43)    13.47    (2.98)       0.11        6.06       654.90       14,452      2.86      3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........                  0.58     14.90     8.03(f)     0.00(b)     4.87(b)    725.41(f)    12,860      4.00(b)   0.87(b)
                                                                   CORE FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-
Institutional
Shares..........              $(0.1400)  $  9.71     1.87%(f)    0.45%(b)    6.66%(b)   174.52%(f)  $73,483      0.76%(b)  6.35%(b)
1997-
Administrative
Shares..........               (0.1400)     9.70     1.75(f)     0.70(b)     6.49(b)    174.52(f)     6,194      1.01(b)   6.18(b)
1997-Service
Shares..........               (0.1400)     9.72     1.63(f)     0.95(b)     6.22(b)    174.52(f)     1,108      1.26(b)   5.91(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional Shares..    (0.1500)     9.85     5.98        0.45        6.51       414.20       72,061      0.83      6.13
1996-Administration
Shares(1).......               (0.0700)     9.84     3.56(f)     0.70(b)     6.41(b)    414.20          702      1.08(b)   6.03(b)
1996-Service
Shares(1).......                0.0900      9.86     4.90(f)     0.95(b)     6.37(b)    414.20          381      1.33(b)   5.99(b)
1995-Institutional Shares..     0.7600     10.00    15.72        0.45        6.56       383.26       55,502      0.96      6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-Institutional Shares.     (0.7617)     9.24    (3.00)       0.45(b)     6.48(b)    288.25       24,508      1.46(b)   5.47(b)

                                       13



                             INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                           -----------------------------------------------
                                      NET REALIZED
                                          AND      NET REALIZED
                                       UNREALIZED      AND
                                      GAIN (LOSS)   UNREALIZED    TOTAL
                                           ON      GAIN (LOSS)    INCOME
                 NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                 VALUE AT     NET      OPTION AND    CURRENCY      FROM
                 BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                 OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                 --------- ---------- ------------ ------------ ----------

                                                        GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........  $14.53     $0.25       $(0.07)      $0.28       $ 0.46
1997-Class B
Shares..........   14.53      0.36        (0.02)       0.08         0.42
1997-Institu-
tional Shares...   14.52      0.42        (0.02)       0.10         0.50
1997-Service
shares(o).......   14.69      0.10         0.02       (0.09)        0.03
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   14.45      0.71         0.62        0.18         1.51
1996-Class B
shares(m).......   14.03      0.34         0.41        0.11         0.86
1996-
Institutional
shares..........   14.45      1.15         0.32        0.10         1.57
1995-Class A
shares..........   13.43      0.89         0.92        0.15         1.96
1995-
Institutional
shares(m).......   14.09      0.22         0.34        0.06         0.62
1994-Class A
shares..........   15.07      0.84        (1.37)      (0.12)       (0.65)
1993-Class A
shares..........   14.69      0.85         1.07       (0.42)        1.50
1992-Class A
shares..........   14.60      1.14         0.45       (0.36)        1.23
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........   14.55      0.25         0.23       (0.19)        0.29
----------------------------------------------------------------------------------------------------------------------------------
                                                      MUNICIPAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........  $14.37     $0.34       $ 0.03         --        $ 0.37
1997-Class B
Shares..........   14.37      0.28         0.03         --          0.31
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   14.17      0.65         0.20         --          0.85
1996-Class B
shares(m).......   14.03      0.27         0.34         --          0.61
1995-Class A
shares..........   13.08      0.67         1.09         --          1.76
1994-Class A
shares..........   14.64      0.73        (1.51)        --         (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........   14.32      0.22         0.32         --          0.54

                                     DISTRIBUTIONS TO SHAREHOLDERS
                 ---------------------------------------------------------------------
                              FROM NET              IN EXCESS OF
                              REALIZED              NET REALIZED
                              GAIN ON                 GAIN ON
                            INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                  FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                 INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                 ---------- ------------ ---------- ------------ ------- -------------

                                                            GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........   $(0.40)       --         --          --          --      $(0.40)
1997-Class B
Shares..........    (0.37)       --         --          --          --       (0.37)
1997-Institu-
tional Shares...    (0.44)       --         --          --          --       (0.44)
1997-Service
shares(o).......    (0.13)       --         --          --          --       (0.13)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........    (1.43)       --         --          --          --       (1.43)
1996-Class B
shares(m).......    (0.36)       --         --          --          --       (0.36)
1996-
Institutional
shares..........    (1.50)       --         --          --          --       (1.50)
1995-Class A
shares..........    (0.94)       --         --          --          --       (0.94)
1995-
Institutional
shares(m).......    (0.26)       --         --          --          --       (0.26)
1994-Class A
shares..........    (0.22)     (0.16)       --          --        (0.61)     (0.99)
1993-Class A
shares..........    (0.85)     (0.27)       --          --          --       (1.12)
1992-Class A
shares..........    (1.14)       --         --          --          --       (1.14)
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........    (0.24)       --         --          --          --       (0.24)
------------------------------------------------------------------------------------------------------------------------------------
                                                          MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........   $(0.34)       --         --          --          --      $(0.34)
1997-Class B
Shares..........    (0.28)       --         --          --          --       (0.28)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........    (0.65)       --         --          --          --       (0.65)
1996-Class B
shares(m).......    (0.27)       --         --          --          --       (0.27)
1995-Class A
shares..........    (0.67)       --         --          --          --       (0.67)
1994-Class A
shares..........    (0.73)     (0.05)       --          --          --       (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........    (0.22)       --         --          --          --       (0.22)

                                                                                                     RATIOS ASSUMING
                                                                                                   NO VOLUNTARY WAIVER
                                                                                                       OF FEES OR
                                                                                                   EXPENSE LIMITATIONS
                                                                                                  ----------------------

                                                               RATIO OF                                        RATIO OF
                    NET                                          NET                      NET                    NET
                  INCREASE                         RATIO OF   INVESTMENT                 ASSETS               INVESTMENT
                 (DECREASE) NET ASSET                NET        INCOME                   AT END    RATIO OF     INCOME
                   IN NET   VALUE AT               EXPENSES     (LOSS)    PORTFOLIO        OF      EXPENSES     (LOSS)
                   ASSET     END OF     TOTAL     TO AVERAGE  TO AVERAGE  TURNOVER       PERIOD   TO AVERAGE  TO AVERAGE
                   VALUE     PERIOD   RETURN(K)   NET ASSETS  NET ASSETS   RATE(D)     (IN 000'S) NET ASSETS  NET ASSETS
                 ---------- --------- ---------   ----------  ----------  ---------    ---------- ----------  ----------

                                                                   GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........   $ 0.06    $14.59      3.22%(f)    1.17%(b)    5.12%(b)  136.72%(f)   $171,668     1.60%(b)    4.69%(b)
1997-Class B
Shares..........     0.05     14.58      2.94(f)     1.71(b)     4.73(b)   136.72(f)       1,095     2.10(b)     4.34(b)
1997-Institu-
tional Shares...     0.06     14.58      3.50(f)     0.65(b)     5.64(b)   136.72(f)      56,431     1.04(b)     5.25(b)
1997-Service
shares(o).......    (0.10)    14.59      0.21(f)     1.15(b)     5.85(b)   136.72(f)          94     1.54(b)     5.46(b)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     0.08     14.53     11.05        1.16        5.81      232.15        198,665     1.64        5.33
1996-Class B
shares(m).......     0.50     14.53      6.24(f)     1.70(b)     5.16(b)   232.15            256     2.14(b)     4.72(b)
1996-
Institutional
shares..........     0.07     14.52     11.55        0.65        6.35      232.15         54,254     1.11        5.89
1995-Class A
shares..........     1.02     14.45     15.08        1.29        6.23      265.86        245,835     1.58        5.94
1995-
Institutional
shares(m).......     0.36     14.45      4.42(f)     0.65(b)     6.01(b)   265.86         31,619     1.08(b)     5.58(b)
1994-Class A
shares..........    (1.64)    13.43     (4.49)       1.28        5.73      343.74        396,584     1.53        5.48
1993-Class A
shares..........     0.38     15.07     10.75        1.30        5.78      313.88        675,662     1.55        5.53
1992-Class A
shares..........     0.09     14.69      8.77        1.37        7.85      270.75        588,893     1.62        7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........     0.05     14.60      2.00        0.38(f)     1.72(f)    34.22(f)     388,744     0.44(f)     1.66(f)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Class A
Shares..........   $ 0.03    $14.40      2.57%(f)    0.85%(b)    4.70%(b)   90.46%(f)   $ 58,033     1.51%(b)    4.04%(b)
1997-Class B
Shares..........     0.03     14.40      2.18(f)     1.60(b)     3.92(b)    90.46(f)         617     2.01(b)     3.51(b)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     0.20     14.37      6.13        0.85        4.58      344.13         52,267     1.55        3.88
1996-Class B
shares(m).......     0.34     14.37      4.40(f)     1.60(b)     3.55(b)   344.13            255     2.05(b)     3.10(b)
1995-Class A
shares..........     1.09     14.17     13.79        0.76        4.93      335.55         53,797     1.49        4.20
1994-Class A
shares..........    (1.56)    13.08     (5.51)       0.45        5.28      357.54         47,373     1.55        4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........     0.32     14.64      3.73(f)     0.00(b)     5.15(b)    99.99(f)      30,166     2.42(b)     2.73(b)

--------------------------------------------------------------------------------
(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions except for the Global Income and Municipal Income Funds.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.

(m) Institutional and Class B shares commenced operations on June 1, 1995 and May 1, 1996, respectively.

(n) Includes balancing effect of calculating per share amounts.

(o) Service class shares commenced operations on March 12, 1997.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the 2-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed- income securities issued by or on behalf of states, territories and possessions of the United States (including the

District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. and foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage- and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in the securities of issuers in any other foreign country.

 HIGH YIELD FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES

U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds' distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Advisers determine that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS

  INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating-rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed- income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund . Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of their respective net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policies to invest, under normal market conditions, at least 80% of their respective net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER

  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of June 23, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $120 billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Fund's portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios.
Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    OCTOBER 31, 1996*
                                                   ----------- -----------------
GSAM
----
Government Income.................................    0.65%          0.25%
Municipal Income..................................    0.55%          0.55%
Short Duration Tax-Free...........................    0.40%          0.40%
Core Fixed Income.................................    0.40%          0.40%
High Yield........................................    0.70%            N/A
GSFM
----
Adjustable Rate Government........................    0.40%          0.40%
Short Duration Government.........................    0.50%          0.40%
GSAMI
-----
Global Income.....................................    0.90%          0.59%

--------
* With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory (including subadvisory in the case of the Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01%
per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers and other persons for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to the Government Income, Municipal Income, Global Income and High Yield Funds by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each such Fund, with respect to Class A, Class B and Class C shares of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government Fund, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds with respect to Class A, Class B and Class C shares, where applicable, equal to its proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed charges set forth above applicable to Class A, Class B and Class C shares plus 0.04% of the average daily net assets of the other classes of the Fund. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST


ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A, Class B and Class C shares (except that the Adjustable Rate Government Fund does not currently offer Class B and Class C shares), as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax Free Funds) in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you initially invest $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax Free Funds) or more in Class A shares of a Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Direct purchases (as opposed to exchanges) of $1 million or more of Class A shares of the Adjustable Rate Government Fund will not be subject to a deferred sales charge when redeemed. Class A shares are subject to distribution fees of 0.25% (which currently are being waived in the case of Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Municipal Income, Government Income and High Yield Funds and are limited to 0.21% for the Global Income Fund) and authorized dealer service fees of 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 2% in the case of the Short Duration Government and Short Duration Tax-Free Funds if redeemed within three years of purchase and up to 5% in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of 0.75% (which is currently being limited to 0.60%) and 0.25%, respectively, of each of Short Duration Government and Short Duration Tax-Free Fund's average daily net assets attributable to Class B shares and of 0.75% and 0.25%, respectively, of each of Government Income, Municipal Income, Core Fixed Income, Global Fixed Income and High Yield Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans." Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares.

  CLASS C SHARES. Class C shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class C shares are subject to distribution and authorized dealer service fees of 0.75% and 0.25%, respectively, of each of Short Duration Government and Short Duration Tax-Free Fund's average daily net assets attributable to Class C shares and] of 0.75% and 0.25%, respectively, of each [of Government Income, Municipal Income, Core Fixed Income, Global Fixed Income and High Yield] Fund's average daily net assets attributable to Class C shares. See "Distribution and Authorized Dealer Service Plans." Class C shares have no conversion feature, and accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period, subject to annual approval by the Fund's Trustees and certain regulatory limitations. Your entire investment in Class C shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, a Class A shares (or Class B shares after conversion to Class A shares).

  FACTORS TO CONSIDER IN CHOOSING CLASS A, CLASS B OR CLASS C SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment and plan to hold your investment for at least six years (three in the case of the Short Duration Government and Short Duration Tax-Free Funds), you might consider purchasing Class B shares. If you prefer not to pay an initial sales charge and are unsure of the length of your investment or plan to hold your investment for less than eight years, you may prefer Class C shares. There is no size limit on the purchase of Class A shares. There is a maximum purchase limitation of $250,000 and $1,000,000 ($500,000 in the case of Short Duration Government and Short Duration Tax Free) in the aggregate on purchases of Class B shares and Class C shares, respectively. Although Class C shares are subject to a CDSC for only twelve months at a lower rate than Class B shares, Class C shares do not have the conversion feature applicable to Class B shares, making them subject to higher distribution fees for an indefinite period. Authorized Dealers may receive different compensation for selling Class A, Class B or Class C shares.

HOW TO BUY SHARES OF THE FUNDS -- CLASS A, CLASS B AND CLASS C SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received. If a purchase order for shares of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income or High Yield Funds is received by an Authorized Dealer by
4:00 p.m., New York time and payment is made by (a) wire transfer or ACH transfer, shares will be issued and dividends declared with respect to such shares will begin to accrue on the later of (i) the Business Day after receipt by the Authorized Dealer of the purchase order or (ii) the date of receipt of payment for the shares or (b) check, Federal Reserve draft or bank wire, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after the date payment is received. Dividends with respect to the Government Income and Municipal Income Funds declared with respect to such shares will begin to accrue on the Business Day after receipt of payment. Shares of the Global Income Fund will begin to be eligible for dividends paid on or after the day the shares are purchased.

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans or accounts established under the Uniform Gift to Minors Act ("UGMA"). For purchases through the Automatic Investment Plan, the minimum investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Fixed Income Funds -- (Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE -- CLASS A SHARES

  The offering price of Class A shares of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $100,000.............        4.50%          4.71%           4.00%
$100,000 up to (but less than)
 $250,000......................        3.00           3.09            2.50
$250,000 up to (but less than)
 $500,000......................        2.50           2.56            2.00
$500,000 up to (but less than)
 $1 million....................        2.00           2.04            1.75
$1 million or more.............        0.00*          0.00*            **

  The offering price of Class A shares of the Short Duration Government and Short Duration Tax-Free Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less than $250,000.............        2.00%          2.04%           1.75%
$250,000 up to (but less than)
 $500,000......................        1.50           1.52            1.25
$500,000 or more...............        0.00%*         0.00            1.00**

  The offering price of Class A shares of the Adjustable Rate Government Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $500,000.............        1.50%          1.52%           1.25%
$500,000 up to (but less than)
 $1 million....................        1.00           1.01            0.75
$1 million or more.............        0.00           0.00            0.00

--------

  * No sales charge is payable at the time of purchase of Class A shares of $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax Free Funds) or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of each Fund (except the Short Duration Government and Short Duration Tax Free Funds) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. With respect to the Short Duration Government and Short Duration Tax Free Funds, Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more of Shares of the Funds equal to 1.00% of the purchase price. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by plans or $1 million or more by "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million ($500,000 in the case of Short Duration Government and Short Duration Tax Free Funds) or more of Class A shares of each Fund (other than Adjustable Rate Government Fund, will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by a third-party administrator that in the aggregate satisfies (1) or (3) above;
(i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds; (j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
(k) registered investment advisers investing for accounts for which they receive asset-based fees; (l) accounts over which GSAM or its advisory affiliates have investment discretion; and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

REINVESTMENT OF REDEMPTION PROCEEDS -- CLASS A SHARES

  A shareholder who redeems Class A shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of a Fund or of any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety
(90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION -- CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of Short Duration Government and Short Duration Tax-Free Funds and $500,000 or more in the case of Adjustable Rate Government Fund. Class A shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION -- CLASS A SHARES

  Purchases of $100,000 or more in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of Short Duration Government and Short Duration Tax-Free Funds and $500,000 in the case of the Adjustable Rate Government Fund made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE -- CLASS B SHARES

  Investors may purchase Class B shares of each Fund (other than Adjustable Rate Government Fund) at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years (three years in the case of the Short Duration Government and Short Duration Tax-Free Funds) of purchase will be subject to a CDSC at the applicable rates shown in the tables that follow. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                CDSC AS A PERCENTAGE OF
                                            DOLLAR AMOUNTS SUBJECT TO CDSC
                                       -----------------------------------------
                                        GOVERNMENT INCOME,
                                        MUNICIPAL INCOME,      SHORT DURATION
                                          GLOBAL INCOME,    GOVERNMENT AND SHORT
       YEAR SINCE                       CORE FIXED INCOME      DURATION TAX-
       PURCHASE                        AND HIGH YIELD FUNDS      FREE FUNDS
       ----------                      -------------------- --------------------
       First..........................         5.0%                 2.0%
       Second.........................         4.0%                 1.0%
       Third..........................         3.0%                 1.0%
       Fourth.........................         3.0%                 0.0%
       Fifth..........................         2.0%                 none
       Sixth..........................         1.0%                 none
       Seventh and thereafter.........         none                 none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.0% in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds and 2.0% in the case of Short Duration Government and Short Duration Tax-Free Funds of the amount invested is paid to Authorized Dealers.

  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

OFFERING PRICE -- CLASS C SHARES

  Investors may purchase Class C shares of the Funds at the next determined net asset value without the imposition of an initial sales charge. However, if Class C shares are redeemed within 12 months of purchase a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class C shares, the Funds will first redeem shares held for longer than 12 months, and then shares held for the shortest period during the 12 month period. As a result, a redeeming shareholder will pay the lowest possible CDSC. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C shares, including the payment of compensation to Authorized Dealers. A commission equal to 1.00% of the amount invested is paid to Authorized Dealers.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE--CLASS A, B AND C
SHARES

  The CDSC on Class B shares, Class C shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A, Class B and Class C shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of [each of] your Class B [and Class C] shares and 10% of the value of your Class A shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross- reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions:
(i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross- reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds (other than the Short Duration Tax-Free and Municipal Income Funds) offer their shares for purchase by retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (8:00 a.m. to 4:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent an initial sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Advisers, Distributor, and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Class A, Class B or Class C shares (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in a Fund), and will from time to time, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among Authorized Dealers depending upon such factors as the amounts their clients have invested (or may invest) in the Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For Further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

               DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN -- CLASS A SHARES

  The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares of such Fund. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds and to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A shares of the Global Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. For the period ended October 31, 1996, the Global Income Fund paid Goldman Sachs a fee at the rate of 0.21% of the Fund's average daily net assets attributable to Class A shares of such Fund.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class A shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

DISTRIBUTION PLAN -- CLASS B AND CLASS C SHARES

  The Trust, on behalf of each Fund's Class B and Class C shares (other than the Adjustable Rate Government Fund which does not offer Class B or Class C shares), has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (each a "Distribution Plan"). Goldman Sachs is entitled to a quarterly fee from each Fund under its Class B or Class C Distribution Plan for distribution services equal, on an annual basis, to 0.75% of its average daily net assets attributable to Class B or Class C shares. Goldman Sachs has voluntarily agreed to limit such fee to 0.60% of the average daily net assets of the Short Duration Government and Short Duration Tax-Free Funds, attributable to Class B shares of such Funds. For the fiscal year ended October 31, 1996 the Funds then offering Class B shares paid distribution fees with respect to their Class B shares at the foregoing rate.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class B and Class C shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B and Class C Distribution Plans include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C shares. If the fee received by Goldman Sachs pursuant to a Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Distribution Plans will be reviewed and are subject to approval annually by the Trustees. The aggregate compensation that may be received under each Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

  In connection with the sale of Class C shares, Goldman Sachs pays sales commissions of 0.75% of the purchase price to Authorized Dealers from its own resources at the time of sale. Goldman Sachs plans to pay the 0.75% distribution fee on a quarterly basis as an ongoing commission to Authorized Dealers on Class C shares that have been outstanding for one year or more.

AUTHORIZED DEALER SERVICE PLANS

  The Trust on behalf of each Fund's Class A, Class B and Class C shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs, Authorized Dealers or other persons are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Class A, Class B or Class C Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A, Class B or Class C shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plans will be reviewed and are subject to approval annually by the Trustees. For the fiscal year ended October 31, 1996, each Fund (other than the Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds which did not offer Class A or Class B shares) paid Authorized Dealer service fees at the foregoing rate for each Fund's Class A and Class B shares.

  In connection with the sale of Class C shares of any Fund or Class B shares or Class A shares (on purchases of $500,000 or more) of the Short Duration Government and Short Duration Tax-Free Funds, Goldman Sachs pays the 0.25% service fee to Authorized Dealers in advance for the first year after such shares have been sold by the Authorized Dealer. After the shares have been held for one year, Goldman Sachs pays the service fee on a quarterly basis. In addition, Goldman Sachs pays sales commissions to Authorized Dealers from its own resources at the time of sale equal to 0.75% of the purchase price of Class C shares of any Fund, 0.75% of the purchase price of Class B shares of the Short Duration Government and Short Duration Tax-Free Funds, and 1.75% of the purchase price of Class A shares of the Short Duration Government and Short Duration Tax-Free Funds (on purchases of $500,000 or more). Accordingly, the total up front commission paid by Goldman Sachs to the Authorized Dealer at the time of sale of each class described above is 1.00%, 1.00% and 2.00%, respectively.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time. Shares of each Fund (other than Global Income Fund) earn dividends accrued through the day on which such shares are redeemed.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C shares. The CDSC applicable to Class A, Class B and Class C shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid (i) in cash, (ii) in additional shares of the same class of the Fund or (iii) in shares of the same or an equivalent class of any other Goldman Sachs Fund or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B and Class C) as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gains distributions will be reinvested in the Fund. Capital gains distributions will be reinvested or paid in cash, in accordance with the shareholder's prior election, on the payment date.

  The election to reinvest dividends and distributions paid by the Fund in additional shares or units of the Fund or any other Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. In the case of the Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. Each Fund (other than the Global Income Fund) will declare dividends daily and pay dividends monthly. The Global Income Fund will declare and pay dividends monthly. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish their tax equivalent yields in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the tax-free yield of the Short Duration Tax-Free or the Municipal Income Funds. Tax equivalent yield is calculated by dividing the applicable Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A, Class B and Class C shares will be affected by the payment of a sales charge and distribution fees and other class specific expenses. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of April 1, 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that they may distribute the tax-exempt interest they receive as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Funds properly designate as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election with respect to such taxes. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $100,000 ($500,000 in the case of the Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

ARTHUR ANDERSEN LLP

AUDITORS

225 FRANKLIN STREET

BOSTON, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . .  800-526-7384


FIPROAB
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS CLASS A, B AND C SHARES



LOGO  GOLDMAN
      SACHS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                 SUBJECT TO COMPLETION DATED JUNE 13, 1997

PROSPECTUS              GOLDMAN SACHS FIXED INCOME FUNDS
                              INSTITUTIONAL SHARES
    , 1997

GOLDMAN SACHS ADJUSTABLE RATE
GOVERNMENT FUND                    GOLDMAN SACHS MUNICIPAL INCOME FUND

                                      Seeks a high level of current income
  Seeks a high level of current       that is exempt from regular federal in-
  income, consistent with low         come tax, consistent with preservation
  volatility of principal. The        of capital. The Fund invests primarily
  Fund invests primarily in ad-       in municipal securities.
  justable rate mortgage pass-
  through securities and other
  mortgage securities with peri-
  odic interest rate resets,
  which are issued or guaranteed
  by the U.S. government, its
  agencies, instrumentalities or
  sponsored enterprises.

                                   GOLDMAN SACHS CORE FIXED INCOME FUND
                                      Seeks a total return consisting of
                                      capital appreciation and income that
                                      exceeds the total return of the Lehman
                                      Brothers Aggregate Bond Index. The Fund
                                      invests primarily in fixed-income
                                      securities, including securities issued
                                      or guaranteed by the U.S. government,
GOLDMAN SACHS SHORT DURATION          its agencies, instrumentalities or
GOVERNMENT FUND                       sponsored enterprises, corporate
                                      securities, mortgage-backed securities
  Seeks a high level of current       and asset-backed securities.
  income and secondarily, in
  seeking current income, may
  also consider the potential
  for capital appreciation. The
  Fund invests primarily in se-
  curities issued or guaranteed
  by the U.S. government, its
  agencies, instrumentalities or
  sponsored enterprises.

                                   GOLDMAN SACHS GLOBAL INCOME FUND
                                      Seeks a high total return, emphasizing
                                      current income and, to a lesser extent,
                                      providing opportunities for capital
                                      appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.
GOLDMAN SACHS SHORT
DURATIONTAX-FREE FUND

                                   GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current       Seeks a high level of current income
  income, consistent with rela-       and, secondarily, capital appreciation.
  tively low volatility of prin-      The Fund invests primarily in fixed-
  cipal, that is exempt from          income securities rated below investment
  regular federal income tax.         grade.
  The Fund invests primarily in
  municipal securities.

GOLDMAN SACHS GOVERNMENT IN-
COME FUND

  Seeks a high level of current
  income, consistent with safety
  of principal. The Fund invests
  primarily in securities, in-
  cluding mortgage-backed secu-
  rities, issued or guaranteed
  by the U.S. government, its
  agencies, instrumentalities or
  sponsored enterprises.

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   13
Description of Securities...........   20
Risk Factors........................   27
Investment Techniques...............   30
Investment Restrictions.............   34
Portfolio Turnover..................   34
Management..........................   35
Dividends...........................   38

                                    PAGE
                                    ----
Net Asset Value...................   39
Performance Information...........   40
Shares of the Trust...............   41
Taxation..........................   41
Additional Information............   43
Reports to Shareholders...........   44
Purchase of Institutional Shares..   44
Exchange Privilege................   46
Redemption of Institutional
 Shares...........................   47
Appendix..........................  A-1
Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                        APPROXIMATE
                                                          INTEREST
                    INVESTMENT                              RATE
  FUND NAME         OBJECTIVES           DURATION       SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY    OTHER INVESTMENTS
--------------  ------------------- ------------------- ------------ --------------------- ----------------- -------------------
ADJUSTABLE      A high level of     Target = 6-month    9-month note At least 65% of       U.S. Government   Fixed-rate
RATE            current income,     to 1-year                        total assets in       Securities        mortgage
GOVERNMENT      consistent with     U.S. Treasury                    securities issued or                    pass-through
FUND            low volatility      Security                         guaranteed by the                       securities and
                of principal.       Maximum = 2 years                U.S. government,                        repurchase
                                                                     its agencies,                           agreements
                                                                     instrumentalities                       collateralized by
                                                                     or sponsored                            U.S. Government
                                                                     enterprises                             Securities.
                                                                     ("U.S. Government
                                                                     Securities'')
                                                                     that are adjustable
                                                                     rate mortgage
                                                                     pass-through
                                                                     securities and
                                                                     other mortgage
                                                                     securities with
                                                                     periodic interest
                                                                     rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = 2-year     2-year bond  At least 65% of       U.S. Government   Mortgage pass-
GOVERNMENT      current income,     U.S. Treasury                    total assets in       Securities        through
FUND            and secondarily,    Security plus                    U.S. Government                         securities and
                in seeking current  or minus .5 years                Securities                              other securities
                income, may also    Maximum = 3 years                and repurchase                          representing an
                consider the poten-                                  agreements                              interest in or
                tial for capital                                     collateralized                          collateralized
                appreciation.                                        by such securities.                     by mortgage loans.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = Lehman     3-year bond  At least 80% of       Minimum = BBB/Baa U.S. Government
TAX-FREE        current income,     Brothers                         net assets in                           Securities
FUND            consistent with     3-year Municipal                 municipal securities.                   and repurchase
                low volatility      Bond Index                                                               agreements
                of principal,       plus or minus                                                            collateralized
                that is exempt      .5 years                                                                 by such securities.
                from regular        Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
GOVERNMENT      A high level of     Target = Lehman     5-year bond  At least 65% of       U.S. Government   Non-government
INCOME          current income,     Brothers Mutual                  assets in U.S.        Securities and    mortgage pass-
FUND            consistent with     Fund Government/                 Government            non-U.S.          through securities,
                safety of           Mortgage Index                   Securities, including Government        asset-backed
                principal.          plus or minus                    mortgage-backed       Securities rated  securities,
                                    1 year                           U.S. Government       AAA/Aaa           corporate
                                    Maximum =                        Securities.                             fixed-income
                                    6 years                                                                  securities and
                                                                                                             repurchase
                                                                                                             agreements
                                                                                                             collateralized by
                                                                                                             U.S. Government
                                                                                                             Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
GOVERNMENT      Lehman Brothers
INCOME          Mutual Fund
FUND            Government/
                Mortgage Index

                                                        APPROXIMATE
                                                          INTEREST
                  INVESTMENT                                RATE
 FUND NAME        OBJECTIVES             DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY
-----------  --------------------- -------------------- ------------ ---------------------- -------------------
CORE FIXED   Total return          Target = Lehman      5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND  consisting            Brothers                          assets in fixed-income Minimum for non-
             of capital            Aggregate Bond                    securities, including  dollar securities =
             appreciation          Index plus or                     U.S. Government        AA/Aa
             and income that       minus 1 year                      Securities, corporate,
             exceeds the total     Maximum = 6 years                 mortgage-backed
             return of the                                           and asset-backed
             Lehman Brothers                                         securities.
             Aggregate Bond
             Index.
 --------------------------------------------------------------------------------------------
MUNICIPAL    A high level of       Target = Lehman      15-year bond At least 80% of        Minimum =
INCOME       current income        Brothers 15-year                  net assets in          BBB/Baa
FUND         that is exempt        Municipal Bond                    municipal securities.  Average = AA/Aa
             from regular          Index plus
             federal income        or minus 1 year
             tax, consistent       Maximum = 12 years
             with preservation
             of capital.
 --------------------------------------------------------------------------------------------
GLOBAL       A high total return,  Target = J.P. Morgan 6-year bond  Securities of U.S.     Minimum = AA/Aa
INCOME       emphasizing current   Global Government                 and foreign            or A if sovereign
FUND         income, and, to a     Bond Index                        governments and        issuer
             lesser extent,        (hedged)                          corporations.          At least 50% =
             providing             plus or minus                                            AAA/Aaa
             opportunities         2.5 years
             for capital           Maximum = 7.5 years
             appreciation.
 --------------------------------------------------------------------------------------------
HIGH YIELD   A high level of       Target = Lehman      6-year bond  At least 65% of        At least 65% =
FUND         current income        Brothers High                     assets in fixed-       BB/Ba or below
             and, secondarily,     Yield Bond Index                  income securities
             capital appreciation. plus or minus                     rated below
                                   2.5 years                         investment grade,
                                   Maximum =7.5 years                including U.S. and
                                                                     non-U.S. dollar
                                                                     corporate debt,
                                                                     foreign government
                                                                     securities,
                                                                     convertible
                                                                     securities
                                                                     and preferred stock.

 FUND NAME     OTHER INVESTMENTS       BENCHMARK
------------ ---------------------- ---------------
CORE FIXED   Foreign fixed-         Lehman Brothers
INCOME FUND  income,                Aggregate Bond
             municipal and          Index
             convertible
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized
             by U.S.
             Government
             Securities.
 --------------------------------------------------------------------------------------------
MUNICIPAL    U.S. Government        Lehman Brothers
INCOME       Securities and         15-year
FUND         repurchase             Municipal
             agreements             Bond Index
             collateralized by
             such securities.
 --------------------------------------------------------------------------------------------
GLOBAL       Mortgage and asset-    J.P. Morgan
INCOME       backed securities,     Global
FUND         foreign currencies     Government Bond
             and repurchase         Index (hedged)
             agreements
             collateralized by
             U.S. Government
             Securities or
             certain foreign
             government securities.
 --------------------------------------------------------------------------------------------
HIGH YIELD   Mortgage-backed        Lehman Brothers
FUND         and asset-backed       High Yield
             securities, U.S.       Bond Index
             Government
             Securities,
             investment grade
             corporate fixed-
             income securities,
             structured
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized by
             U.S. Government
             Securities.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as
 Investment Adviser to the Global Income Fund. As of       , 1997, the
 Investment Advisers, together with their affiliates, acted as investment
 adviser, administrator or distributor for assets in excess of $   billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment is $50,000 ($1,000,000 for the Government Income, Municipal Income, Global Income and High Yield Funds) in
 Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

   You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

   You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
                                                   DIVIDENDS
                                               ------------------ CAPITAL GAINS
    FUND                                       DECLARED    PAID   DISTRIBUTIONS
    ----                                       ------------------ -------------
  Adjustable Rate Government.................. Daily     Monthly  Annually
  Short Duration Government................... Daily     Monthly  Annually
  Short Duration Tax-Free..................... Daily     Monthly  Annually
  Government Income........................... Daily     Monthly  Annually
  Municipal Income............................ Daily     Monthly  Annually
  Core Fixed Income........................... Daily     Monthly  Annually
  Global Income............................... Monthly   Monthly  Annually
  High Yield.................................. Daily     Monthly  Annually

   Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                   FEES AND EXPENSES (INSTITUTIONAL SHARES)



                         ADJUSTABLE   SHORT     SHORT                         CORE
                            RATE     DURATION  DURATION GOVERNMENT MUNICIPAL FIXED  GLOBAL  HIGH
                         GOVERNMENT GOVERNMENT TAX-FREE   INCOME    INCOME   INCOME INCOME  YIELD
                          FUND/1/      FUND      FUND    FUND/1/    FUND/1/   FUND   FUND  FUND/1/
                         ---------- ---------- -------- ---------- --------- ------ ------ -------
Shareholder Transaction
 Expenses:
 Maximum Sales Charge
  Imposed on Pur-
  chases...............     none       none      none      none      none     none   none   none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends............     none       none      none      none      none     none   none   none
 Redemption Fees.......     none       none      none      none      none     none   none   none
 Exchange Fees.........     none       none      none      none      none     none   none   none
ANNUAL FUND OPERATING EXPENSES:
 (as a
 percentage of average daily net
 assets)
 Management Fees (after
  applicable limita-
  tions)/2/............     0.40%      0.40%     0.40%     0.25%     0.55%    0.40%  0.59%  0.65%
 Distribution (Rule
  12b-1) Fees..........     none       none      none      none      none     none   none   none
 Other Expenses (after
  applicable
  limitations)/3/......     0.11%      0.05%     0.05%     0.00%     0.05%    0.05%  0.06%  0.05%
                            ----       ----      ----      ----      ----     ----   ----   ----
  TOTAL FUND OPERATING
   EXPENSES (after fee
   and
   expense limita-
   tions)/4/...........     0.51%      0.45%     0.45%     0.25%     0.60%    0.45%  0.65%  0.70%
                            ====       ====      ====      ====      ====     ====   ====   ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $ 5     $16     $29     $64
Short Duration Government.......................  $ 5     $14     $25     $57
Short Duration Tax-Free.........................  $ 5     $14     $25     $57
Government Income...............................  $ 3     $ 8     $14     $32
Municipal Income................................  $ 6     $19     $33     $75
Core Fixed Income...............................  $ 5     $14     $25     $57
Global Income...................................  $ 7     $21     $36     $81
High Yield......................................  $ 7     $22     N/A     N/A

--------

/1/Based on estimated amounts for the current fiscal year for the Adjustable
  Rate Government, Government Income, Municipal Income and High Yield Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/4/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of each Fund (other than the Adjustable Rate Government, Government Income, Municipal Income and High Yield Funds) for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Short Duration Government.................................   .21%      .71%
   Short Duration Tax-Free...................................   .61%     1.01%
   Core Fixed Income.........................................   .43%      .83%
   Global Income.............................................   .21%     1.11%

 In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the Government Income, Municipal Income and High Yield Funds, for the current fiscal year are estimated to be:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Government Income.........................................   .74%     1.39%
   Municipal Income..........................................   .50%     1.05%
   High Yield................................................   .60%     1.30%

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. The Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds also offer Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; Adjustable Rate Government Fund also offers Administration Shares, Service Shares and Class A Shares; Government Income, Municipal Income, Global Income and High Yield Funds also offer Service Shares, Class A Shares, Class B Shares and Class C Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management --Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Institutional or Service shares of the High Yield Fund. Accordingly, there are no financial highlights for these classes.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS(n)
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                 ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..   $ 9.83    $0.2971(a)    $0.0216(a)        --       $0.3187
1997-Administra-
 tion Shares....     9.83     0.2844(a)     0.0221(a)        --        0.3065
1997-Service
 Shares(m)......     9.84     0.0527(a)     0.0200(a)        --        0.0727
1997-Class A
 Shares.........     9.83     0.2766(a)     0.0300(a)        --        0.3066
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..     9.77     0.5759(a)     0.0772 (a)       --        0.6531
1996-Administra-
 tion Shares....     9.77     0.5489(a)     0.0797 (a)       --        0.6286
1996-Class A
 Shares.........     9.77     0.5481(a)     0.0806 (a)       --        0.6287
1995-Institu-
 tional Shares..     9.74     0.5630(a)     0.0717 (a)       --        0.6347
1995-Administra-
 tion Shares....     9.74     0.5366(a)     0.0737 (a)       --        0.6103
1995-Class A
 Shares(c)......     9.79     0.2721(a)    (0.0090)(a)       --        0.2631
1994-Institu-
 tional Shares..    10.00     0.4341(a)    (0.2455)(a)       --        0.1886
1994-Administra-
 tion Shares....    10.00     0.4211(a)    (0.2572)(a)       --        0.1639
1993-Institu-
 tional Shares..    10.04     0.4397       (0.0376)(d)       --        0.4021
1993-Administra-
 tion
 Shares(e)......    10.02     0.2146       (0.0173)(d)       --        0.1973
1992-Institu-
 tional Shares..    10.03     0.5599       (0.0029)(d)       --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-Institu-
 tional Shares..    10.00     0.1531        0.0322 (d)       --        0.1853

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                  ---------- ------------ ---------- ------------ ------- -------------
                                 ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..   $(0.2887)      --           --         --         --     $(0.2887)
1997-Administra-
 tion Shares....    (0.2765)      --           --         --         --      (0.2765)
1997-Service
 Shares(m)......    (0.0527)      --           --         --         --      (0.0527)
1997-Class A
 Shares.........    (0.2766)      --           --         --         --      (0.2766)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..    (0.5725)      --       (0.0206)       --         --      (0.5931)
1996-Administra-
 tion Shares....    (0.5489)      --       (0.0198)       --         --      (0.5687)
1996-Class A
 Shares.........    (0.5489)      --       (0.0198)       --         --      (0.5687)
1995-Institu-
 tional Shares..    (0.5759)      --       (0.0287)       --         --      (0.6046)
1995-Administra-
 tion Shares....    (0.5528)      --       (0.0275)       --         --      (0.5803)
1995-Class A
 Shares(c)......    (0.2697)      --       (0.0134)       --         --      (0.2831)
1994-Institu-
 tional Shares..    (0.4486)      --           --         --         --      (0.4486)
1994-Administra-
 tion Shares....    (0.4239)      --           --         --         --      (0.4239)
1993-Institu-
 tional Shares..    (0.4397)      --       (0.0024)       --         --      (0.4421)
1993-Administra-
 tion
 Shares(e)......    (0.2146)      --       (0.0027)       --         --      (0.2173)
1992-Institu-
 tional Shares..    (0.5470)      --           --         --         --      (0.5470)
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-Institu-
 tional Shares..    (0.1553)      --           --         --         --      (0.1553)


                                                                                              RATIOS ASSUMING NO
                                                                                              VOLUNTARY WAIVER OF
                                                                                                FEES OR EXPENSE
                                                                                                  LIMITATIONS
                                                                                              ----------------------
                                                RATIO OF    RATIO OF                                       RATIO OF
                     NET      NET                 NET         NET                             RATIO OF       NET
                   INCREASE  ASSET              EXPENSES   INVESTMENT                         EXPENSES    INVESTMENT
                  (DECREASE) VALUE                 TO        INCOME      PORT      NET ASSETS    TO         INCOME
                    IN NET   AT END             AVERAGE    (LOSS) TO    FOLIO      AT END OF  AVERAGE     (LOSS) TO
                    ASSET      OF     TOTAL       NET       AVERAGE    TURNOVER      PERIOD     NET        AVERAGE
                    VALUE    PERIOD RETURN(k)    ASSETS    NET ASSETS  RATE(d)     (IN 000S)   ASSETS     NET ASSETS
                  ---------- ------ ---------   --------   ----------  --------    ---------- --------    ----------
                                                 ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..   $0.0300   $9.86    3.28%(f)    0.45%(b)    6.08%(b)   25.64%(f) $  549,611    0.51%(b)    6.02%(b)
1997-Administra-
 tion Shares....    0.0300    9.86    3.16(f)     0.70(b)     5.83(b)    25.64(f)       4,182    0.76(b)     5.77(b)
1997-Service
 Shares(m)......    0.0200    9.86    0.74(f)     0.95(b)     5.64(b)    25.64(f)          22    1.01(b)     5.58(b)
1997-Class A
 Shares.........    0.0300    9.86    3.16(f)     0.70(b)     5.61(b)    25.64(f)      39,063    1.01(b)     5.30(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..    0.0600    9.83    6.86        0.45        5.85       52.36        613,149    0.51        5.79
1996-Administra-
 tion Shares....    0.0600    9.83    6.60        0.70        5.59       52.36          3,792    0.76        5.53
1996-Class A
 Shares.........    0.0600    9.83    6.60        0.70        5.59       52.36         10,728    1.01        5.28
1995-Institu-
 tional Shares..    0.0301    9.77    6.75        0.46        5.77       24.12        657,358    0.53        5.70
1995-Administra-
 tion Shares....    0.0300    9.77    6.48        0.71        5.50       24.12          3,572    0.78        5.43
1995-Class A
 Shares(c)......   (0.0200)   9.77    2.74(f)     0.69(b)     5.87(b)    24.12         15,203    1.01(b)     5.55(b)
1994-Institu-
 tional Shares..   (0.2600)   9.74    1.88        0.46        4.38       37.81        942,523    0.49        4.35
1994-Administra-
 tion Shares....   (0.2600)   9.74    1.63        0.71        4.27       37.81          6,960    0.74        4.24
1993-Institu-
 tional Shares..   (0.0400)  10.00    4.13        0.45        4.36      103.74      2,760,871    0.48        4.33
1993-Administra-
 tion
 Shares(e)......   (0.0200)  10.00    2.01(f)     0.70(b)     3.81(b)   103.74          5,326    0.73(b)     3.78(b)
1992-Institu-
 tional Shares..    0.0100   10.04    6.12        0.42        5.61      286.40      2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
---------------------------------------------------
1991-Institu-
 tional Shares..    0.0300   10.03    2.14(f)     0.20(b)     7.31(b)   145.67(b)     239,642 1.02(b)        6.49(b)

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS(n)
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                 SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30,(unaudited)
---------------------------------------------
1997-Institu-
 tional Shares..    $9.83    $0.3287(a)    $(0.0700)(a)        --     $0.2587
1997-Administra-
 tion Shares....     9.85     0.3175(a)     (0.0700)(a)        --      0.2475
1997-Service
 Shares.........     9.82     0.3043(a)     (0.0700)(a)        --      0.2343
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..     9.82     0.6290(a)      0.0136 (a)        --      0.6426
1996-Administra-
 tion
 Shares(h)......     9.86     0.3837(a)      0.0003 (a)        --      0.3840
1996-Service
 Shares(i)......     9.72     0.3134(a)      0.1018 (a)        --      0.4152
1995-Institu-
 tional Shares..     9.64     0.6652(a)      0.1666 (a)        --      0.8318
1995-Administra-
 tion Shares....     9.64     0.2384(a)     (0.0433)(a)        --      0.1951
1994-Institu-
 tional Shares..    10.14     0.5628(a)     (0.4592)(a)        --      0.1036
1994-Administra-
 tion Shares....    10.14     0.5329(a)     (0.4539)(a)        --      0.0790
1993-Institu-
 tional Shares..    10.16     0.5627        (0.0135)(d)        --      0.5492
1993-Administra-
 tion Shares(e).    10.23     0.2725        (0.0900)(d)        --      0.1825
1992-Institu-
 tional Shares..    10.22     0.6703        (0.0600)(d)        --      0.6103
1991-Institu-
 tional Shares..    10.00     0.8020         0.2200 (d)        --      1.0220
1990-Institu-
 tional Shares..    10.07     0.8300        (0.0700)(d)        --      0.7600
1989-Institu-
 tional Shares..    10.10     0.8800            --             --      0.8800
FOR THE PERIOD AUGUST 15, 1988(g) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..    10.00     0.1800         0.1000 (d)        --      0.2800

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS
                  ---------- ------------ ---------- ------------ --------  -------------
                                      SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30,(unaudited)
---------------------------------------------
1997-Institu-
 tional Shares..   $(0.3287)       --          --           --         --     $(0.3287)
1997-Administra-
 tion Shares....    (0.3175)       --          --           --         --      (0.3175)
1997-Service
 Shares.........    (0.3043)       --          --           --         --      (0.3043)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..    (0.6326)       --          --           --         --      (0.6326)
1996-Administra-
 tion Shares(h).    (0.3940)       --          --           --         --      (0.3940)
1996-Service
 Shares(i)......    (0.3152)       --          --           --         --      (0.3152)
1995-Institu-
 tional Shares..    (0.6518)       --          --           --         --      (0.6518)
1995-Administra-
 tion Shares....    (0.2051)       --          --           --         --      (0.2051)
1994-Institu-
 tional Shares..    (0.5598)   (0.0438)        --           --         --      (0.6036)
1994-Administra-
 tion Shares....    (0.5352)   (0.0438)        --           --         --      (0.5790)
1993-Institu-
 tional Shares..    (0.5627)       --      (0.0065)         --         --      (0.5692)
1993-Administra-
 tion
 Shares(e)......    (0.2725)       --          --           --         --      (0.2725)
1992-Institu-
 tional Shares..    (0.6703)       --          --           --         --      (0.6703)
1991-Institu-
 tional Shares..    (0.8020)       --          --           --         --      (0.8020)
1990-Institu-
 tional Shares..    (0.8300)       --          --           --         --      (0.8300)
1989-Institu-
 tional Shares..    (0.8800)       --          --           --     (0.0300)    (0.9100)
FOR THE PERIOD AUGUST 15, 1988(g) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..    (0.1800)       --          --           --         --     (0.1800)

                                                                                              RATIOS ASSUMING NO
                                                                                              VOLUNTARY WAIVER OF
                                                                                                FEES OR EXPENSE
                                                                                                  LIMITATIONS
                                                                                              ---------------------
                                                   RATIO OF    RATIO OF                 NET               RATIO OF
                     NET      NET                    NET         NET                  ASSETS  RATIO OF      NET
                   INCREASE  ASSET                 EXPENSES   INVESTMENT              AT END  EXPENSES   INVESTMENT
                  (DECREASE) VALUE                    TO        INCOME                  OF       TO        INCOME
                    IN NET   AT END                AVERAGE    (LOSS) TO   PORTFOLIO   PERIOD  AVERAGE    (LOSS) TO
                    ASSET      OF        TOTAL       NET       AVERAGE    TURNOVER      (IN     NET       AVERAGE
                    VALUE    PERIOD    RETURN(k)    ASSETS    NET ASSETS   RATE(d)     000S)   ASSETS    NET ASSETS
                  ---------- ------    ---------   --------   ----------  ---------   ------- --------   ----------
                                                    SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30,(unaudited)
---------------------------------------------
1997-Institu-
 tional Shares..   $(0.0700) $9.76        2.67%(f)   0.45%(b)    6.44%(b)   43.72%(f) $99,824   0.73%(b)    6.16%(b)
1997-Administra-
 tion Shares....    (0.0700)  9.78        2.55(f)    0.70(b)     6.22(b)    43.72(f)    1,504   0.98(b)     5.94(b)
1997-Service
 Shares.........    (0.0700)  9.75        2.42(f)    0.95(b)     5.94(b)    43.72(f)    2,522   1.23(b)     5.66(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..     0.0100   9.83        6.75       0.45        6.44      115.45      99,944   0.71        6.18
1996-Administra-
 tion
 Shares(h)......    (0.0100)  9.85        4.00(f)    0.70(b)     5.97(b)   115.45         252   0.96(b)     5.71(b)
1996-Service
 Shares(i)......     0.1000   9.82        4.35(f)    0.95(b)     6.05(b)   115.45       1,822   1.21(b)     5.79(b)
1995-Institu-
 tional Shares..     0.1800   9.82        8.97       0.45        6.87      292.56     103,760   0.72        6.60
1995-Administra-
 tion Shares....    (0.0100)  9.63(h)     2.10       0.70(b)     7.91(b)   292.56         --    0.90(b)     7.71(b)
1994-Institu-
 tional Shares..    (0.5000)  9.64        0.99       0.45        5.69      289.79     193,095   0.59        5.55
1994-Administra-
 tion Shares....    (0.5000)  9.64        0.73       0.70        5.38      289.79         730   0.84        5.24
1993-Institu-
 tional Shares..    (0.0200) 10.14        5.55       0.45        5.46      411.66     359,708   0.64        5.31
1993-Administra-
 tion Shares(e).    (0.0900) 10.14        1.74       0.70(b)     4.84(b)   411.66      16,490   0.80(b)     4.74(b)
1992-Institu-
 tional Shares..    (0.0600) 10.16        6.24       0.45        6.60      216.07     277,927   0.69        6.36
1991-Institu-
 tional Shares..     0.2200  10.22       10.93       0.45        8.25      155.44     158,848   0.79        7.91
1990-Institu-
 tional Shares..    (0.0700) 10.00        8.23       0.45        8.62      173.21      68,995   0.95        8.12
1989-Institu-
 tional Shares..    (0.0300) 10.07        9.08       0.46        8.71      137.37      31,015   1.39        7.78
FOR THE PERIOD AUGUST 15, 1988(g) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
 tional Shares..     0.1000  10.10        3.30(f)    0.55(b)     8.55(b)   167.00(b)   39,052   1.42(b)     7.68(b)

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS(n)
                            ---------------------------------------------------
                                         NET REALIZED       NET
                                             AND          REALIZED
                                          UNREALIZED        AND
                                         GAIN (LOSS)     UNREALIZED    TOTAL
                                              ON        GAIN (LOSS)    INCOME
                  NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET        OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------   ------------   ------------ ----------
                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..   $ 9.96    $0.2097(a)    $(0.0200)(a)      --       $0.1897
1997-Administra-
 tion Shares....     9.96     0.1976(a)     (0.0200)(a)      --        0.1776
1997-Service
 Shares.........     9.97     0.1852(a)     (0.0300)(a)      --        0.1552
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..     9.94     0.4192(a)      0.0200 (a)      --        0.4392
1996-Administra-
 tion Shares....     9.94     0.3944(a)      0.0200 (a)      --        0.4144
1996-Service
 Shares.........     9.95     0.3697(a)      0.0200 (a)      --        0.3897
1995-Institu-
 tional Shares..     9.79     0.4235(a)      0.1500 (a)      --        0.5735
1995-Administra-
 tion Shares....     9.79     0.3989(a)      0.1500 (a)      --        0.5489
1995-Service
 Shares.........     9.79     0.3744(a)      0.1600 (a)      --        0.5344
1994-Institu-
 tional Shares..    10.23     0.3787(a)     (0.3575)(a)      --        0.0212
1994-Administra-
 tion Shares....    10.23     0.3537(a)     (0.3575)(a)      --       (0.0038)
1994-Service
 Shares(j)......     9.86     0.0475(a)     (0.0700)(a)               (0.0225)
1993-Institu-
 tional Shares..     9.93     0.3834         0.3000(d)       --        0.6834
1993-Administra-
 tion
 Shares(j)......    10.16     0.1555         0.0720(d)       --        0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..    10.00     0.0341        (0.0700)(d)      --       (0.0359)
                                   GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED APRIL 30,(unaudited)
-----------------------------------------
1997-Class A
shares..........   $14.36    $  0.46       $  (0.20)         --       $  0.26
1997-Class B
shares..........    14.37       0.40          (0.19)         --          0.21
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........    14.47       0.92          (0.11)         --          0.81
1996-Class B
shares(m).......    14.11       0.41           0.26          --          0.67
1995-Class A
shares..........    13.47       0.94           1.00          --          1.94
1994-Class A
shares..........    14.90       0.85          (1.28)         --         (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........    14.32       0.56           0.58          --          1.14
                                   MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED APRIL 30,(unaudited)
-----------------------------------------
1997-Class A
shares..........   $14.37    $  0.34       $   0.03          --       $  0.37
1997-Class B
shares..........    14.37       0.28           0.03          --          0.31
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........    14.17       0.65           0.20          --          0.85
1996-Class B
shares(m).......    14.03       0.27           0.34          --          0.61
1995-Class A
shares..........    13.08       0.67           1.09          --          1.76
1994-Class A
shares..........    14.64       0.73          (1.51)         --         (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........    14.32       0.22           0.32          --          0.54

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------
                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED
                               GAIN ON                 GAIN ON
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS
                  ---------- ------------ ---------- ------------ ------- -------------
                                       SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..   $(0.2097)       --         --          --         --     $(0.2097)
1997-Administra-
 tion Shares....    (0.1976)       --         --          --         --      (0.1976)
1997-Service
 Shares.........    (0.1852)       --         --          --         --      (0.1852)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..    (0.4192)       --         --          --         --      (0.4192)
1996-Administra-
 tion Shares....    (0.3944)       --         --          --         --      (0.3944)
1996-Service
 Shares.........    (0.3697)       --         --          --         --      (0.3697)
1995-Institu-
 tional Shares..    (0.4235)       --         --          --         --      (0.4235)
1995-Administra-
 tion Shares....    (0.3989)       --         --          --         --      (0.3989)
1995-Service
 Shares.........    (0.3744)       --         --          --         --      (0.3744)
1994-Institu-
 tional Shares..    (0.3787)   (0.0825)       --          --         --      (0.4612)
1994-Administra-
 tion Shares....    (0.3537)   (0.0825)       --          --         --      (0.4362)
1994-Service
 Shares(j)......    (0.0475)                  --                             (0.0475)
1993-Institu-
 tional Shares..    (0.3834)       --         --          --         --      (0.3834)
1993-Administra-
 tion
 Shares(j)......    (0.1555)       --         --          --         --      (0.1555)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..    (0.0341)       --         --          --         --      (0.0341)
                                       GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED APRIL 30,(unaudited)
-----------------------------------------
1997-Class A
shares..........   $  (0.45)   $ (0.07)       --          --         --     $  (0.52)
1997-Class B
shares..........      (0.40)     (0.07)       --          --         --        (0.47)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........      (0.92)       --         --          --         --        (0.92)
1996-Class B
shares(m).......      (0.41)       --         --          --         --        (0.41)
1995-Class A
shares..........      (0.94)       --         --          --         --        (0.94)
1994-Class A
shares..........      (0.85)     (0.12)     (0.02)      (0.01)       --        (1.00)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........      (0.56)       --         --          --         --        (0.56)
                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED APRIL 30,(unaudited)
-----------------------------------------
1997-Class A
shares..........   $  (0.34)       --         --          --         --     $  (0.34)
1997-Class B
shares..........      (0.28)       --         --          --         --        (0.28)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........      (0.65)       --         --          --         --        (0.65)
1996-Class B
shares(m).......      (0.27)       --         --          --         --        (0.27)
1995-Class A
shares..........      (0.67)       --         --          --         --        (0.67)
1994-Class A
shares..........      (0.73)     (0.05)       --          --         --        (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........      (0.22)       --         --          --         --        (0.22)

                                                                                            RATIOS ASSUMING NO
                                                                                            VOLUNTARY WAIVER OF
                                                                                              FEES OR EXPENSE
                                                                                                LIMITATIONS
                                                                                            ---------------------
                                                RATIO OF    RATIO OF                  NET               RATIO OF
                     NET      NET                 NET         NET                   ASSETS  RATIO OF      NET
                   INCREASE  ASSET              EXPENSES   INVESTMENT               AT END  EXPENSES   INVESTMENT
                  (DECREASE) VALUE                 TO        INCOME                   OF       TO        INCOME
                    IN NET   AT END             AVERAGE    (LOSS) TO   PORTFOLIO    PERIOD  AVERAGE    (LOSS) TO
                    ASSET      OF     TOTAL       NET       AVERAGE    TURNOVER       (IN     NET       AVERAGE
                    VALUE    PERIOD RETURN(K)    ASSETS    NET ASSETS   RATE(D)      000S)   ASSETS    NET ASSETS
                  ---------- ------ ---------   --------   ----------  ---------    ------- --------   ----------
                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
----------------------------------------------
1997-Institu-
 tional Shares..   $(0.0200) $ 9.94    1.91%(f)   0.45%(b)    4.24%(b)   99.59%(f)  $37,159   1.05%(b)    3.64%(b)
1997-Administra-
 tion Shares....    (0.0200)   9.94    1.79(f)    0.70(b)     4.03(b)    99.59(f)       113   1.30(b)     3.43(b)
1997-Service
 Shares.........    (0.0300)   9.94    1.56(f)    0.95(b)     3.77(b)    99.59(f)     1,045   1.55(b)     3.17(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
 tional Shares..     0.0300    9.96    4.50       0.45        4.21      231.65       34,814   1.01        3.65
1996-Administra-
 tion Shares....     0.0300    9.96    4.24       0.70        3.96      231.65           48   1.26        3.40
1996-Service
 Shares.........     0.0200    9.97    3.98       0.95        3.74      231.65          695   1.51        3.18
1995-Institu-
 tional Shares..     0.1500    9.94    5.98       0.45        4.31      259.52       58,389   0.77        3.99
1995-Administra-
 tion Shares....     0.1500    9.94    5.76       0.70        4.14      259.52           46   1.02        3.82
1995-Service
 Shares.........     0.1600    9.95    5.59       0.95        3.87      259.52          454   1.27        3.55
1994-Institu-
 tional Shares..    (0.4400)   9.79    0.17       0.45        3.74      354.00       83,704   0.61        3.58
1994-Administra-
 tion Shares....    (0.4400)   9.79   (0.11)      0.70        3.51      354.00        3,866   0.86        3.35
1994-Service
 Shares(j)......    (0.0700)   9.79   (0.32)(f)   0.95(b)     4.30(b)   354.00          440   1.11(b)     4.14(b)
1993-Institu-
 tional Shares..     0.3000   10.23    7.03       0.41        3.70      404.60      115,803   1.06        3.05
1993-Administra-
 tion
 Shares(j)......     0.0720   10.23    2.28(f)    0.70(b)     3.32(b)   404.60          911   1.07(b)     2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
 tional Shares..    (0.0700)   9.93   (0.34)(f)   0.05(b)     4.58(b)    31.19(f)    14,601   2.68(b)     1.95(b)
                                                   GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED APRIL 30,(unaudited)
-----------------------------------------
1997-Class A
shares..........   $  (0.26) $14.10    1.83%(f)   0.50%(b)    6.34%(b)  182.25%(f)  $52,946   1.83%(b)    5.01%(b)
1997-Class B
shares..........      (0.26)  14.11    1.43(f)    1.25(b)     5.37(b)   182.25(f)     2,937   2.33(b)     4.29(b)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........      (0.11)  14.36    5.80       0.50        6.42      485.09       30,603   1.89        5.03
1996-Class B
shares(m).......       0.26   14.37    4.85(f)    1.25(b)     5.65(b)   485.09          234   2.39(b)     4.51(b)
1995-Class A
shares..........       1.00   14.47   14.90       0.47        6.67      449.53       29,503   2.34        4.80
1994-Class A
shares..........      (1.43)  13.47   (2.98)      0.11        6.06      654.90       14,452   2.86        3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........       0.58   14.90    8.03(f)    0.00(b)     4.87(b)   725.41(f)    12,860   4.00(b)     0.87(b)
                                                   MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED APRIL 30,(unaudited)
-----------------------------------------
1997-Class A
shares..........   $   0.03  $14.40    2.57%(f)   0.85%(b)    4.70%(b)   90.46%(f)  $58,033   1.51%(b)    4.04%(b)
1997-Class B
shares..........       0.03   14.40   2.180(f)    1.60(b)     3.92(b)    90.46(f)       617   2.01(b)     3.51(b)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........       0.20   14.37    6.13       0.85        4.58      344.13       52,267   1.55        3.88
1996-Class B
shares(m).......       0.34   14.37    4.40(f)    1.60(b)     3.55(b)   344.13          255   2.05(b)     3.10(b)
1995-Class A
shares..........       1.09   14.17   13.79       0.76        4.93      335.55       53,797   1.49        4.20
1994-Class A
shares..........      (1.56)  13.08   (5.51)      0.45        5.28      357.54       47,373   1.55        4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........       0.32   14.64    3.73(f)    0.00(b)     5.15(b)    99.99(f)    30,166   2.42(b)     2.73(b)

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(n)
                            -----------------------------------------------
                                       NET REALIZED     NET
                                           AND        REALIZED
                                        UNREALIZED      AND
                                       GAIN (LOSS)   UNREALIZED    TOTAL
                                            ON      GAIN (LOSS)    INCOME
                  NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                  VALUE AT     NET      OPTION AND    CURRENCY      FROM
                  BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                  --------- ---------- ------------ ------------ ----------
                                  CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, (unaudited)
----------------------------------------------
1997-
Institutional
Shares..........   $ 9.85    $0.3236     $(0.1403)    $(0.0003)   $0.1830
1997-
Administrative
Shares..........     9.84     0.3108      (0.1398)     (0.0003)    0.1707
1997-Service
Shares..........     9.86     0.2991      (0.1399)     (0.0003)    0.1589
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...    10.00     0.6448      (0.0704)         --      0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083      (0.0703)         --      0.3380
1996-Service
Shares(1).......     9.77     0.3756       0.0898          --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423       0.7610          --      1.4033
FOR THE PERIOD JANUARY 5, 1994(g) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-Institu-
tional Shares...    10.00     0.4648      (0.7617)         --     (0.2969)

                                  GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (unaudited)
----------------------------------------------
1997-Class A
shares..........   $14.53      $0.25     $  (0.07)    $   0.28    $  0.46
1997-Class B
shares..........    14.53       0.36        (0.02)        0.08       0.42
1997-
Institutional
shares..........    14.52       0.42        (0.02)        0.10       0.50
1997-Services
shares(o).......    14.69       0.10         0.02        (0.09)      0.03
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........    14.45       0.71         0.62         0.18       1.51
1996-Class B
shares(m).......    14.03       0.34         0.41         0.11       0.86
1996-
Institutional
shares..........    14.45       1.15         0.32         0.10       1.57
1995-Class A
shares..........    13.43       0.89         0.92         0.15       1.96
1995-
Institutional
shares(m).......    14.09       0.22         0.34         0.06       0.62
1994-Class A
shares..........    15.07       0.84        (1.37)       (0.12)     (0.65)
1993-Class A
shares..........    14.69       0.85         1.07        (0.42)      1.50
1992-Class A
shares..........    14.60       1.14         0.45        (0.36)      1.23
FOR THE PERIOD AUGUST 2, 1991(g) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........    14.55       0.25         0.23        (0.19)      0.29
------------------------------------------------------------------------------------------------------------------------------------


                                   DISTRIBUTIONS TO SHAREHOLDERS
                  ----------------------------------------------------------------
                                                                 IN EXCESS
                               FROM NET                            OF NET
                               REALIZED                           REALIZED
                               GAIN ON                            GAIN ON
                             INVESTMENT,                        INVESTMENT,    FROM        TOTAL
                   FROM NET   OPTION AND       IN EXCESS OF      OPTION AND    PAID    DISTRIBUTIONS
                  INVESTMENT   FUTURES        NET INVESTMENT      FUTURES       IN          TO
                    INCOME   TRANSACTIONS         INCOME        TRANSACTIONS CAPITAL   SHAREHOLDERS
                  ---------- ------------     --------------    ------------ --------  -------------
                                                  CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, (unaudited)
----------------------------------------------
1997-
Institutional
Shares..........   $(0.3230)       --               --               --         --     $(0.3230)
1997-
Administrative
Shares..........    (0.3107)       --               --               --         --      (0.3107)
1997-Service
Shares..........    (0.2989)       --               --               --         --      (0.2989)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...    (0.6438)   (0.0806)             --               --         --      (0.7244)
1996-Administra-
tion Shares(1)..    (0.4080)       --               --               --         --      (0.4080)
1996-Service
Shares(1).......    (0.3754)       --               --               --         --      (0.3754)
1995-Institu-
tional Shares...    (0.6433)       --               --               --         --      (0.6433)
FOR THE PERIOD JANUARY 5, 1994(g) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-Institu-
tional Shares...    (0.4648)       --               --               --         --      (0.4648)

                                                  GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (unaudited)
----------------------------------------------
1997-Class A
shares..........   $  (0.40)       --               --               --         --     $  (0.40)
1997-Class B
shares..........   $  (0.37)       --               --               --         --        (0.37)
1997-
Institutional
shares..........      (0.44)       --               --               --         --        (0.44)
1997-Services
shares(o).......      (0.13)       --               --               --         --        (0.13)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........      (1.43)       --               --               --         --        (1.43)
1996-Class B
shares(m).......      (0.36)       --               --               --         --        (0.36)
1996-
Institutional
shares..........      (1.50)       --               --               --         --        (1.50)
1995-Class A
shares..........      (0.94)       --               --               --         --        (0.94)
1995-
Institutional
shares(m).......      (0.26)       --               --               --         --        (0.26)
1994-Class A
shares..........      (0.22)     (0.16)             --               --       (0.61)      (0.99)
1993-Class A
shares..........      (0.85)     (0.27)             --               --         --        (1.12)
1992-Class A
shares..........      (1.14)       --               --               --         --        (1.14)
FOR THE PERIOD AUGUST 2, 1991(g) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........      (0.24)       --               --               --         --        (0.24)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             RATIOS ASSUMING NO
                                                                                             VOLUNTARY WAIVER OF
                                                                                               FEES OR EXPENSE
                                                                                                 LIMITATIONS
                                                                                             ---------------------
                                                RATIO OF                              NET                RATIO OF
                     NET      NET                 NET       RATIO OF                 ASSETS  RATIO OF      NET
                   INCREASE  ASSET              EXPENSES      NET                    AT END  EXPENSES   INVESTMENT
                  (DECREASE) VALUE                 TO      INVESTMENT                  OF       TO        INCOME
                    IN NET   AT END             AVERAGE    INCOME TO   PORTFOLIO     PERIOD  AVERAGE    (LOSS) TO
                    ASSET      OF     TOTAL       NET       AVERAGE    TURNOVER       (IN      NET       AVERAGE
                    VALUE    PERIOD RETURN(k)    ASSETS    NET ASSETS   RATE(d)      000s)    ASSETS    NET ASSETS
                  ---------- ------ ---------   --------   ----------  ---------    -------- --------   ----------
                                                      CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (unaudited)
----------------------------------------------
1997-
Institutional
Shares..........   $(0.1400) $ 9.71    1.87%(f)   0.45%(b)    6.66%(b)  174.52%(f)  $ 73,483   0.76%(b)    6.35%(b)
1997-
Administrative
Shares..........    (0.1400)   9.70    1.75(f)    0.70(b)     6.49(b)   174.52(f)      6,194   1.01(b)     6.18(b)
1997-Service
Shares..........    (0.1400)   9.72    1.63(f)    0.95(b)     6.22(b)   174.52(f)      1,108   1.26(b)     5.91(b)
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...    (0.1500)   9.85    5.98       0.45        6.51      414.20        72,061   0.83        6.13
1996-Administra-
tion Shares(1)..    (0.0700)   9.84    3.56(f)    0.70(b)     6.41(b)   414.20           702   1.08(b)     6.03(b)
1996-Service
Shares(1).......     0.0900    9.86    4.90(f)    0.95(b)     6.37(b)   414.20           381   1.33(b)     5.99(b)
1995-Institu-
tional Shares...     0.7600   10.00   15.72       0.45        6.56      383.26        55,502   0.96        6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1994-Institu-
tional Shares...    (0.7617)   9.24   (3.00)(f)   0.45(b)     6.48(b)   288.25(f)     24,508   1.46(b)     5.47(b)
                                                      GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, (unaudited)
----------------------------------------------
1997-Class A
shares..........   $   0.06  $14.59    3.22%(f)   1.17%(b)    5.12%(b)  136.72%(f)  $171,668   1.60%(b)    4.69%(b)
1997-Class B
shares..........       0.05   14.58    2.94(f)    1.71(b)     4.73(b)   136.72(f)      1,095   2.10(b)     4.34(b)
1997-
Institutional
shares..........       0.06   14.58    3.50(f)    0.65(b)     5.64(b)   136.72(f)     56,431   1.04(b)     5.25(b)
1997-Services
shares(o).......      (0.10)  14.59    0.21(f)    1.15(b)     5.85(b)   136.72(f)         94   1.54(b)     5.46%(b)
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........       0.08   14.53    11.05      1.16        5.81      232.15       198,665   1.64        5.33
1996-Class B
shares(m).......       0.50   14.53    6.24(f)    1.70(b)     5.16(b)   232.15           256   2.14(b)     4.72(b)
1996-
Institutional
shares..........       0.07   14.52   11.55       0.65        6.35      232.15        54,254   1.11        5.89
1995-Class A
shares..........       1.02   14.45   15.08       1.29        6.23      265.86       245,835   1.58        5.94
1995-
Institutional
shares(m).......       0.36   14.45    4.42(f)    0.65(b)     6.01(b)   265.86        31,619   1.08(b)     5.58(b)
1994-Class A
shares..........      (1.64)  13.43   (4.49)      1.28        5.73      343.74       396,584   1.53        5.48
1993-Class A
shares..........       0.38   15.07   10.75       1.30        5.78      313.88       675,662   1.55        5.53
1992-Class A
shares..........       0.09   14.69    8.77       1.37        7.85      270.75       588,893   1.62        7.60
FOR THE PERIOD AUGUST 2, 1991(g) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........       0.05   14.60    2.00       0.38(f)     1.72(f)    34.22(f)    388,744   0.44(f)     1.66(f)
------------------------------------------------------------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced operations on February 28, 1996 and March 13, 1996 respectively.
(m) Institutional and Class B shares commenced operations on June 1, 1995 and May 1, 1996, respectively.
(n) Includes the balancing effect of calculating per share amounts.
(o) Service Class shares commenced operations on March 12, 1997.
                                      12

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal

Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in securities of issuers in any other foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities.

SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest, and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of its net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information, see the Additional Statement.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership, which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991.
As of     , 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of
$      billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides the Fund with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed

Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                           FOR THE FISCAL
                             CONTRACTUAL     YEAR ENDED
                                RATE*    OCTOBER 31,  1996*
                             ----------- ------------------
GSAM
----
  Short Duration Tax-Free       0.40%          0.40%
  Government Income             0.65%          0.25%
  Municipal Income              0.55%          0.55%
  Core Fixed Income             0.40%          0.40%
  High Yield                    0.70%            N/A
GSFM
----
  Short Duration Government     0.50%          0.40%
  Adjustable Rate Government    0.40%          0.40%
GSAMI
-----
  Global Income                 0.90%          0.59%

--------

* With respect to Government Income, Municipal Income and Global Income Funds, a Management Agreement combining advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Global Income Fund, is identical to the aggregate advisory, subadvisory and administration fee rate payable by the Fund under the previously separate investment advisory, subadvisory and administration agreements). For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, fees under service and administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman

Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a fee from the Global Income Fund for transfer agency services. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free Government Income, Municipal Income and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds. Goldman Sachs is entitled to receive a fee from the High Yield Fund equal to
 .04% of the average daily net assets of Institutional and Service shares.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Shares of Global Income Fund will be eligible for dividends which accrue on or after the date such shares are purchased and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free and Municipal Income Funds' tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of      , 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).



                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Short Duration Tax-Free or Municipal Income Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Services or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and an individual monthly statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided upon request made to Goldman Sachs.

SUB-ACCOUNTING SERVICE

  Each Fund has designed special procedures to assist institutional investors (including banks) desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service unless otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the share balance at month end and the income, if any, together with the total share balance and income, if any, for the master account. The Global Income Fund does not generally provide sub-accounting services.


                       PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to such Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds-- Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  In the case of each Fund other than Government Income, Municipal Income, the Global Income and High Yield Funds, the minimum initial investment is $50,000 in Institutional Shares of a Fund alone or in combination with Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and the corresponding class of any portfolio of the Goldman Sachs Money Market Funds. The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

  In the case of the Government Income, Municipal Income, Global Income and High Yield Funds, the minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Government Income, Municipal Income, Global Income and High Yield Funds are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients;
(b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers who have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  Institutional Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Institutional Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Funds reserve the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE


  Institutional Shares of a Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholders Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Institutional Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Trust. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                      REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Institutional Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the request is received.

  The Fund will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three
(3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171



TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


FIPROINST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS
INSTITUTIONAL SHARES



LOGO GOLDMAN
     SACHS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                 SUBJECT TO COMPLETION DATED JUNE 13, 1997
PROSPECTUS      GOLDMAN SACHS FIXED INCOME FUNDS SERVICE SHARES

    , 1997

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
  Seeks a high level of current income, consistent with low volatility of principal. The Fund invests primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
  Seeks a high level of current income and secondarily, in seeking current in-come, may also consider the potential for capital appreciation. The Fund in-vests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
  Seeks a high level of current income, consistent with relatively low vola-tility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.

GOLDMAN SACHS GOVERNMENT
INCOME FUND

  Seeks a high level of current
  income, consistent with
  safety of principal. The Fund
  invests primarily in
  securities, including
  mortgage-backed securities,
  issued or guaranteed by the
  U.S. government, its
  agencies, instrumentalities
  or sponsored enterprises.

GOLDMAN SACHS MUNICIPAL INCOME FUND

  Seeks a high level of current income that is exempt from regular federal in-come tax, consistent with preservation of capital. The Fund invests primar-ily in municipal securities.

GOLDMAN SACHS CORE FIXED INCOME FUND
  Seeks a total return consisting of capital appreciation and income that ex-ceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or spon-sored enterprises, corporate securities, mortgage-backed securities and as-set-backed securities.

GOLDMAN SACHS GLOBAL INCOME FUND
  Seeks a high total return, emphasizing current income and, to a lesser ex-tent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current income and, secondarily, capital appreciation. The Fund invests primarily in fixed-income securities rated below investment grade.

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   13
Description of Securities...........   20
Risk Factors........................   27
Investment Techniques...............   30
Investment Restrictions.............   34
Portfolio Turnover..................   34
Management..........................   35
Dividends...........................   38

                                                                       PAGE
                                                                       ----
Net Asset Value.......................................................  39
Performance Information...............................................  40
Shares of the Trust...................................................  41
Taxation..............................................................  41
Additional Information................................................  43
Additional Services...................................................  44
Reports to Shareholders...............................................  44
Purchase of Service Shares............................................  45
Exchange Privilege....................................................  46
Redemption of Service Shares..........................................  47
Appendix.............................................................. A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                       APPROXIMATE
                                                         INTEREST
                    INVESTMENT                             RATE
  FUND NAME         OBJECTIVES          DURATION       SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY    OTHER INVESTMENTS
--------------  ------------------ ------------------- ------------ --------------------- ----------------- -------------------
ADJUSTABLE      A high level of    Target = 6-month    9-month note At least 65% of       U.S. Government   Fixed-rate
RATE            current income,    to 1-year                        total assets in       Securities        mortgage
GOVERNMENT      consistent with    U.S. Treasury                    securities issued or                    pass-through
FUND            low volatility     Security                         guaranteed by the                       securities and
                of principal.      Maximum = 2 years                U.S. government,                        repurchase
                                                                    its agencies,                           agreements
                                                                    instrumentalities                       collateralized by
                                                                    or sponsored                            U.S. Government
                                                                    enterprises                             Securities.
                                                                    ("U.S. Government
                                                                    Securities'')
                                                                    that are adjustable
                                                                    rate mortgage
                                                                    pass-through
                                                                    securities and
                                                                    other mortgage
                                                                    securities with
                                                                    periodic interest
                                                                    rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = 2-year     2-year bond  At least 65% of       U.S. Government   Mortgage pass-
GOVERNMENT      current income,    U.S. Treasury                    total assets in       Securities        through
FUND            and secondarily,   Security plus                    U.S. Government                         securities and
                in seeking current or minus .5 years                Securities                              other securities
                income, may        Maximum = 3 years                and repurchase                          representing an
                also consider                                       agreements                              interest in or
                the potential                                       collateralized                          collateralized
                for capital                                         by such securities.                     by mortgage loans.
                appreciation.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = Lehman     3-year bond  At least 80% of       Minimum = BBB/Baa U.S. Government
TAX-FREE        current income,    Brothers                         net assets in                           Securities
FUND            consistent with    3-year Municipal                 municipal securities.                   and repurchase
                low volatility     Bond Index                                                               agreements
                of principal,      plus or minus                                                            collateralized
                that is exempt     .5 years                                                                 by such securities.
                from regular       Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
GOVERNMENT      A high level of    Target = Lehman     5-year bond  At least 65% of       U.S. Government   Non-government
INCOME          current income,    Brothers Mutual                  assets in U.S.        Securities and    mortgage pass-
FUND            consistent with    Fund Government/                 Government            non-U.S.          through securities,
                safety of          Mortgage Index                   Securities, including Government        asset-backed
                principal.         plus or minus                    mortgage-backed       Securities rated  securities,
                                   1 year                           U.S. Government       AAA/Aaa           corporate
                                   Maximum =                        Securities.                             fixed-income
                                   6 years                                                                  securities and
                                                                                                            repurchase
                                                                                                            agreements
                                                                                                            collateralized by
                                                                                                            U.S. Government
                                                                                                            Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
GOVERNMENT      Lehman Brothers
INCOME          Mutual Fund
FUND            Government/
                Mortgage Index

                                                        APPROXIMATE
                                                          INTEREST
                  INVESTMENT                                RATE
 FUND NAME        OBJECTIVES             DURATION       SENSITIVITY    INVESTMENT SECTOR       CREDIT QUALITY
-----------  --------------------- -------------------- ------------ ---------------------- ---------------------
CORE FIXED   Total return          Target = Lehman      5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND  consisting            Brothers                          assets in fixed-income Minimum for
             of capital            Aggregate Bond                    securities, including  non-dollar securities
             appreciation          Index plus or                     U.S. Government        = AA/Aa
             and income that       minus 1 year                      Securities, corporate,
             exceeds the total     Maximum = 6 years                 mortgage-backed
             return of the                                           and asset-backed
             Lehman Brothers                                         securities.
             Aggregate Bond
             Index.
 --------------------------------------------------------------------------------------------
MUNICIPAL    A high level of       Target = Lehman      15-year bond At least 80% of        Minimum =
INCOME       current income        Brothers 15-year                  net assets in          BBB/Baa
FUND         that is exempt        Municipal Bond                    municipal securities.  Average = AA/Aa
             from regular          Index plus
             federal income        or minus 1 year
             tax, consistent       Maximum = 12 years
             with preservation
             of capital.
 --------------------------------------------------------------------------------------------
GLOBAL       A high total return,  Target = J.P. Morgan 6-year bond  Securities of          Minimum = AA/Aa
INCOME       emphasizing current   Global Government                 U.S. and foreign       or A if sovereign
FUND         income, and, to       Bond Index                        governments and        issuer
             a lesser extent,      (hedged) plus or                  corporations.          At least 50% =
             providing             minus 2.5 years                                          AAA/Aaa
             opportunities         Maximum = 7.5 years
             for capital
             appreciation.
 --------------------------------------------------------------------------------------------
HIGH YIELD   A high level of       Target = Lehman      6-year bond  At least 65% of        At least 65% =
FUND         current income        Brothers High                     assets in fixed-       BB/Ba or below
             and, secondarily,     Yield Bond Index                  income securities
             capital appreciation. plus or minus                     rated below
                                   2.5 years                         investment grade,
                                   Maximum =7.5 years                including U.S. and
                                                                     non-U.S. dollar
                                                                     corporate debt,
                                                                     foreign
                                                                     government
                                                                     securities,
                                                                     convertible
                                                                     securities
                                                                     and preferred stock

 FUND NAME     OTHER INVESTMENTS       BENCHMARK
------------ ---------------------- ---------------
CORE FIXED   Foreign fixed-         Lehman Brothers
INCOME FUND  income,                Aggregate Bond
             municipal and          Index
             convertible
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized
             by U.S.
             Government
             Securities.
 --------------------------------------------------------------------------------------------
MUNICIPAL    U.S. Government        Lehman Brothers
INCOME       Securities and         15-year
FUND         repurchase             Municipal
             agreements             Bond Index
             collateralized by
             such securities.
 --------------------------------------------------------------------------------------------
GLOBAL       Mortgage and           J.P. Morgan
INCOME       asset-backed           Global
FUND         securities, foreign    Government
             currencies and         Bond Index
             repurchase             (hedged)
             agreements
             collateralized by
             U.S. Government
             Securities or
             certain foreign
             government securities.
 --------------------------------------------------------------------------------------------
HIGH YIELD   Mortgage-backed        Lehman Brothers
FUND         and asset-backed       High Yield
             securities, U.S.       Bond Index
             Government
             Securities,
             investment grade
             corporate fixed-
             income securities,
             structured
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized by
             U.S. Government
             Securities.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as
 Investment Adviser to the Global Income Fund. As of     , 1997, the
 Investment Advisers, together with their affiliates, acted as investment
 adviser, administrator or distributor for assets in excess of $    billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

   Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

   ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Services Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

   You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
    FUND                                           DIVIDENDS
    ----                                       ------------------ CAPITAL GAINS
                                               DECLARED    PAID   DISTRIBUTION
                                               ------------------ -------------
  Adjustable Rate Government.................. Daily      Monthly   Annually
  Short Duration Government .................. Daily      Monthly   Annually
  Short Duration Tax-Free..................... Daily      Monthly   Annually
  Government Income........................... Daily      Monthly   Annually
  Municipal Income............................ Daily      Monthly   Annually
  Core Fixed Income........................... Daily      Monthly   Annually
  Global Income .............................. Monthly    Monthly   Annually
  High Yield.................................. Daily      Monthly   Annually

   Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                      FEES AND EXPENSES (SERVICE SHARES)


                                 ADJUSTABLE RATE SHORT DURATION                GOVERNMENT MUNICIPAL CORE FIXED GLOBAL  HIGH
                                   GOVERNMENT      GOVERNMENT   SHORT DURATION   INCOME    INCOME     INCOME   INCOME  YIELD
                                     FUND/1/          FUND      TAX-FREE FUND   FUND/1/    FUND/1/     FUND     FUND  FUND/1/
                                 --------------- -------------- -------------- ---------- --------- ---------- ------ -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge Im-
  posed on Purchases.......           none            none           none         none      none       none     none   none
 Maximum Sales Charge Im-
  posed on Reinvested Divi-
  dends....................           none            none           none         none      none       none     none   none
 Redemption Fees...........           none            none           none         none      none       none     none   none
 Exchange Fees.............           none            none           none         none      none       none     none   none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily
  net assets)
 Management Fees (after ap-
  plicable limita-
  tions)/2/................           0.40%           0.40%          0.40%        0.25%     0.55%      0.40%    0.59%  0.65%
 Service Fees*.............           0.50%           0.50%          0.50%        0.50%     0.50%      0.50%    0.50%  0.50%
 Other Expenses (after ap-
  plicable limita-
  tions)/3/................           0.11%           0.05%          0.05%        0.00%     0.05%      0.05%    0.06%  0.05%
                                      ----            ----           ----         ----      ----       ----     ----   ----
  TOTAL FUND OPERATING
   EXPENSES (AFTER FEE AND
   EXPENSE LIMITA-
   TIONS)/4/...............           1.01%           0.95%          0.95%        0.75%     1.10%      0.95%    1.15%  1.20%
                                      ====            ====           ====         ====      ====       ====     ====   ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $10     $32     $56     $124
Short Duration Government.......................  $10     $30     $53     $117
Short Duration Tax-Free.........................  $10     $30     $53     $117
Government Income...............................  $ 8     $24     $42     $ 93
Municipal Income................................  $11     $35     $61     $134
Core Fixed Income...............................  $10     $30     $53     $117
Global Income...................................  $12     $37     $63     $140
High Yield......................................  $12     $38     N/A      N/A

--------

/1/Based on estimated amounts for the current fiscal year for the Adjustable
   Rate Government Government Income, Municipal Income and High Yield Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Fee, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/4/Without.the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of each Fund (other than Adjustable Rate Government, Government Income, Municipal Income and High Yield Funds) for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
Short Duration Government....................................   .21%     1.21%
Short Duration Tax-Free......................................   .61%     1.51%
Core Fixed Income............................................   .43%     1.33%
Global Income................................................   .21%     1.61%

  In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the Government Income, Municipal Income and High Yield Funds the current fiscal year are estimated to be:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
Government Income............................................   .74%     1.89%
Municipal Income.............................................   .50%     1.55%
High Yield...................................................   .60%     1.80%

* Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front- end sales charge permitted under the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. The Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional Shares, Administration Shares, Class A Shares, Class B Shares and Class C Shares; Adjustable Rate Government Fund also offers Institutional Shares, Administration Shares and Class A Shares; and Government Income, Municipal Income, Global Income and High Yield Funds also offer Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal

Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in securities of issuers in any other foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities.

SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest, and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of its net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information, see the Additional Statement.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership, which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991.
As of     , 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of
$      billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides the Fund with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed

Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                           FOR THE FISCAL
                             CONTRACTUAL     YEAR ENDED
                                RATE*    OCTOBER 31,  1996*
                             ----------- ------------------
GSAM
----
  Short Duration Tax-Free       0.40%          0.40%
  Government Income             0.65%          0.25%
  Municipal Income              0.55%          0.55%
  Core Fixed Income             0.40%          0.40%
  High Yield                    0.70%            N/A
GSFM
----
  Short Duration Government     0.50%          0.40%
  Adjustable Rate Government    0.40%          0.40%
GSAMI
-----
  Global Income                 0.90%          0.59%

--------

* With respect to Government Income, Municipal Income and Global Income Funds, a Management Agreement combining advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Global Income Fund, is identical to the aggregate advisory, subadvisory and administration fee rate payable by the Fund under the previously separate investment advisory, subadvisory and administration agreements). For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, fees under service and administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman

Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a fee from the Global Income Fund for transfer agency services. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free Government Income, Municipal Income and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds. Goldman Sachs is entitled to receive a fee from the High Yield Fund equal to
 .04% of the average daily net assets of Institutional and Service shares.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Shares of Global Income Fund will be eligible for dividends which accrue on or after the date such shares are purchased and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free and Municipal Income Funds' tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of      , 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).



                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Short Duration Tax-Free or Municipal Income Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Services or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended October 31, 1996, the Trust, on behalf of the Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares. No Service Shares of the other Funds were outstanding during the period.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS

  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                          PURCHASE OF SERVICE SHARES

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Service Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern or State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Service Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  Service Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Service Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  The Funds reserve the right to redeem Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE

  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Service Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Service Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                         REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Service Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the request is received.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

TOLL FREE (IN U.S.) . . . . . . . .  800-621-2550


FIPROSVC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS


--------------------------------------------------------------------------------

PROSPECTUS
SERVICE SHARES



LOGO GOLDMAN
     SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                     SUBJECT TO COMPLETION -- JUNE 13, 1997

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)
                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the prospectus for the Institutional Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, dated ____, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

Introduction                           B-3
   Other Investments and Practices    B-10
   Investment Restrictions            B-53
   Management                         B-70
   Portfolio Transactions             B-86
   Shares of the Trust                B-87
   Net Asset Value                    B-92
   Taxation                           B-93
   Performance Information            B-105
   Other Information                  B-117
   Financial Statements               B-118
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is _______, 1997.

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN SACHS ASSET
ADVISER TO GOLDMAN SACHS                    MANAGEMENT INTERNATIONAL
 SHORT DURATION TAX-FREE FUND,            ADVISER TO GOLDMAN SACHS
 GOLDMAN SACHS GOVERNMENT                   GLOBAL INCOME FUND
 INCOME FUND, GOLDMAN SACHS               133 PETERBOROUGH COURT
 MUNICIPAL INCOME FUND,                   LONDON EC4A 2BB, ENGLAND
 GOLDMAN SACHS CORE FIXED
 INCOME FUND AND GOLDMAN
 SACHS HIGH YIELD FUND                    GOLDMAN, SACHS & CO.
ONE NEW YORK PLAZA                        DISTRIBUTOR
NEW YORK, NEW YORK 10004                  85 BROAD STREET
                                          NEW YORK, NY 10004
GOLDMAN SACHS FUNDS
 MANAGEMENT, L.P.
ADVISER TO GOLDMAN SACHS                     GOLDMAN, SACHS & CO.
 ADJUSTABLE RATE GOVERNMENT FUND          TRANSFER AGENT
 AND GOLDMAN SACHS SHORT DURATION         4900 SEARS TOWER
 GOVERNMENT FUND                          CHICAGO, ILLINOIS 60606
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004





                    TOLL FREE (IN U.S.) .......800-621-2550

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue six classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

 MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the counter options and all assets used to cover written over-the counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010. Trustee. President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds

Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski,* Age 32, One New York Plaza, New York, New York 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman, LLP prior thereto.


Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of _______, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                          Pension or                      Compensation
                          Aggregate       Retirement      from Goldman
                         Compensation  Benefits Accrued   Sachs Funds
                           from the     as of Part of      (including
                          Funds/1/     Trust's Expenses  the Funds)/2/
                         ------------  ----------------  --------------
Name of Trustees

Ashok N. Bakhru                $4,109                $0         $77,375
Marcia L. Beck/3/                  $0                $0              $0
David B. Ford                      $0                $0              $0
Douglas C. Grip                    $0                $0              $0
Paul C. Nagel, Jr./4/          $2,525                $0         $50,500
Alan A. Shuch                      $0                $0              $0
Jackson W. Smart               $3,169                $0         $65,750
William H. Springer            $3,169                $0         $65,750
Richard P. Strubel             $3,169                $0         $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:

                           Contractual      Current
Fund                             Rate*         Rate
----                             ----          ----

GSAM
  Municipal Income                  .55%         .55%
  Government Income                 .65%         .25%
  Short Duration Tax-Free           .55%         .40%
  Core Fixed Income                 .55%         .40%
  High Yield                        .70%         .65%

GSFM
  Short Duration Government         .65%         .40%
  Adjustable Rate Government        .55%         .40%

GSAMI
  Global Income                     .90%         .59%
----------------------------

* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                     1996        1995        1994
                                  ----------  ----------  ----------

Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1994, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                          1996**    1995*      1994
                          -------  --------  --------

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000
---------------------

*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:

Fund                               1996     1995     1994
----                              -------  -------  -------

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
------------------------

/(1)/  Core Fund commenced operations on January 5, 1994.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund          0.05%
Adjustable Rate Fund                    0.05%
Municipal Income Fund                   0.05%
Government Income Fund                  0.00%
Short Duration Tax-Free Fund            0.05%
Core Fund                               0.05%
Global Income Fund                      0.06%
High Yield Fund                         0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:


                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0
----------------------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:


                                     Total           Total               Brokerage
                                   Brokerage       Amount of            Commissions
                                     Total        Commissions           Transaction           Paid
                                   Brokerage        Paid to              on which          to Brokers
                                  Commissions     Affiliated            Commissions        Providing
                                     Paid           Persons               Paid/3/           Research
                                  ===========  =================  =======================  ==========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/     447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/       8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/      43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/      24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/      51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST


          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield
Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.


          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.


          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of July 15, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund:
Short Duration Government Fund:
Short Duration Tax-Free Fund:
Government Income Fund:
Core Fund:

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income

(computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a

"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of

31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.


     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
--------------------------------  -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                             6.00%        5.94%
  Administration Shares                            5.75%        5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                      5.66%        5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                             6.43%        6.16%
  Administration Shares                            6.19%        5.93%
  Service Shares                                   5.96%        5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                             4.34%        3.71%
  Administration Shares                            4.09%        3.42%
  Service Shares                                   3.84%        3.22%

CORE FUND
  Institutional Shares                             6.60%        6.25%
  Administration Shares                            6.37%        6.03%
  Service Shares                                   6.12%        5.78%

GLOBAL INCOME FUND
  Institutional Shares                             5.20%        4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                      4.54%        4.08%
  Class B Shares                                   4.23%        3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                   4.21%        3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                   3.68%        3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                   6.04%        4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                   5.57%        4.48%

                                  DISTRIBUTION RATE

                                                      30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period              Rate          Rate/1/
--------------------------------  ------------------  -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                    5.87%         5.81%
  Administration Shares                                   5.62%         5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                              5.62%         5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                    6.24%         5.97%
  Administration Shares                                   6.00%         5.72%
  Service Shares                                          5.78%         5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                    4.19%         3.56%
  Administration Shares                                   3.94%         3.28%
  Service Shares                                          3.69%         3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                          4.27%         3.59%
  -assumes no sales charge
  Class B Shares                                          3.53%         3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                          6.33%         5.00%
  -assumes no sales charge
  Class B Shares                                          5.58%         4.50%

CORE FUND
  Institutional Shares                                    6.46%         6.12%
  Administration Shares                                   6.23%         5.89%
  Service Shares                                          5.98%         5.63%

GLOBAL INCOME FUND
     Institutional Fund                                   5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                              5.44%           4.96%
   Class B Shares                                         5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                        Pro-Forma
                                   Investment         Tax-Equivalent  Tax-Equivalent
Fund                                 Period              Rate           Yield/1/
----------------------------  ---------------------  -------------  -----------------

                              30-Days
                              ended
                              10/31/96

SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                                      6.94%              5.89%
     Administration Shares                                   6.52%              5.43%
     Service Shares                                          6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                             7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                             5.84%              5.12%
_______________________________

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)



                                                                               Average Annual
                                  -------------------------------------------------------------------
                                                                           With Fee      Without Fee
                                                                           Reductions      Reductions
                                                                             and/or          and/or
                                     Investment                               Expense        Expense
Fund                                    Date        Investment Period       Limitations   Limitations
--------------------------------  ----------------  ---------------       ---------------  ------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/       ended 10/31/96          5.32%         5.19%

                                  11/1/95           one year ended
                                                    10/31/96                6.86%         6.80%

                                  11/1/91           five years ended
                                                    10/31/96                5.13%         5.05%

  Administration Shares           4/15/93/1b/       ended 10/31/96          4.69%         4.64%

                                  11/1/95           one year ended
                                                    10/31/96                6.60%         6.53%

  Service Shares/1c/                                                        N/A           N/A

  Class A Shares                  5/12/95/1d/       ended 10/31/96

 Assumes 1.5% Sales Charge                                                  5.29%         4.96%
 Assumes No Sales Charge                                                    6.40%         6.07%
                                  11/1/95           one year ended
 Assumes 1.5% Sales Charge                          10/31/96                4.99%         4.66%
 Assumes No Sales Charge                                                    6.60%         6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/       ended 10/31/96          7.24%         6.84%

                                  11/1/95           one year ended
                                                    10/31/96                6.75%         6.47%

                                  11/1/91           five years
                                                    ended 10/31/96          5.67%         5.44%

Administration Shares             2/28/96/2b/       ended 10/31/96          4.00%         3.82%

Service Shares                    4/10/96/2b/       ended 10/31/96          4.35%         4.20%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                            Average Annual
                                -----------------------------------------------------------
                                                                 With Fee      Without Fee
                                                                Reductions      Reductions
                                                                   and/or          and/or
                                  Investment      Investment       Expense        Expense
Fund                                 Date           Period       Limitations   Limitations
------------------------------  --------------  ---------------  ------------  ------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/     ended 10/31/96          4.21%         3.71%

                                11/1/95         one year ended
                                                10/31/96                4.50%         3.92%

  Administration Shares         5/20/93/3b/     ended 10/31/96          3.51%         3.15%

                                11/1/95         one year ended
                                                10/31/96                4.24%         3.66%

  Service Shares                9/20/94/3c/     ended 10/31/96          4.36%         3.92%

                                11/1/95         one year ended
                                                10/31/96                3.98%         3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/     10/31/96                6.34%         5.70%

                                11/1/95         one year ended
                                                10/31/96                5.98%         5.58%

  Administration Shares         2/28/96/4b/     ended
                                                10/31/96                3.56%         3.29%

  Service Shares                3/13/96/4b/     ended
                                                10/31/96                4.90%         4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                             Average Annual
                                                                     -----------------------------
                                                                        With Fee      Without Fee
                                                                       Reductions      Reductions
                                                                         and/or          and/or
                                  Investment        Investment           Expense        Expense
Fund                                 Date             Period           Limitations    Limitations
------------------------------  --------------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/        ended 10/31/96

   Assumes 4.5% Sales Charge                                            7.08%            6.76%
   Assumes No Sales Charge                                              8.02%            7.71%

   Assumes 4.5% Sales Charge    11/1/95            one year             6.08%            5.57%
   Assumes No Sales Charge                         ended 10/31/96       11.05%           10.53%

   Assumes 4.5% Sales Charge    11/1/91            five years           7.02%            6.73%
   Assumes No Sales Charge                         ended 10/31/96       8.01%            7.69%

  Class B Shares/5b/            5/1/96             ended 10/31/96/5d/   6.24%            6.01%

  Institutional Shares          8/1/95/5e/         ended 10/31/96       12.95%           12.45%

                                11/1/95            one year
                                                   ended 10/31/96       11.55%           11.05%
  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/        ended 10/31/96
   Assumes 4.5% Sales Charge                                            3.80%            2.78%
   Assumes No Sales Charge                                              5.27%            4.23%


                                11/1/95            ended 10/31/96

   Assumes 4.5% Sales Charge                                            1.35%            0.65%
   Assumes No Sales Charge                                              6.13%            5.40%

  Class B Shares/6b/            5/1/96             ended 10/31/96       4.40%            4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                               --------------------------------------------------------
                                                              With Fee      Without Fee
                                                             Reductions      Reductions
                                                               and/or          and/or
                               Investment     Investment       Expense       Expense
Fund                              Date          Period       Limitations   Limitations
-----------------------------  -----------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares                 2/10/93/7a/  ended 10/31/96
 Assumes 4.5% Sales Charge                                          5.41%         2.92%
 Assumes No Sales Charge                                            6.72%         4.21%

                               11/1/95      ended 10/31/96
 Assumes 4.5% Sales Charge                                          1.06%        -0.33%
 Assumes No Sales Charge                                            5.80%         4.35%

Class B Shares/7b/             5/1/96       ended 10/31/96          4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d        Class A shares of Adjustable Rate Fund commenced operations on May 12,
          1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.
2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a        Institutional Shares of Core Fund commenced operations on January 5,
          1994.
4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a        Class A Shares of Global Income Fund commenced operations on August 2,
          1991.
5b        Class B Shares of Global Income Fund commenced operations on May 1,
          1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a        Class A shares of Municipal Income Fund commenced operations on July
          20, 1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

          The above table should not be considered a representation of future performance.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

          In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

          Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. Unaudited financial statements for each Fund for the six months ended April 30, 1997 are also attached hereto.

-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.

-------------------------------------------------------------------------------
   Table of Contents
   Market Overview                                          1
   Goldman Sachs Adjustable Rate Government Fund            3
   Goldman Sachs Short Duration Government Fund             9
   Goldman Sachs Short Duration Tax-Free Fund              14
   Goldman Sachs Core Fixed Income Fund                    20
   Financial Statements                                    28
   Notes to Financial Statements                           32
   Financial Highlights                                    39
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


--------------------------------------------------------------------------------
Historical Treasury Yield Curve

[LINE GRAPH APPEARS HERE]

                      10/31/96      4/30/97
3-Month                5.14%         5.23%
6-Month                5.26%         5.52%
1                      5.40%         5.89%
2                      5.73%         6.27%
3                      5.86%         6.40%
5                      6.07%         6.57%
10                     6.34%         6.71%
15                     6.64%         6.95%


Source: Bloomberg, L.P.


The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May
Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty

John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani

Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

Special Events

     As of March 27, 1997, the fund opened a new share class (Service). In addition, effective May 1, 1997, the name of the GS Adjustable Rate Government Fund was changed to the Goldman Sachs Adjustable Rate Government Fund. The fund's objective and investment focus remain the same.

ARM Market Performed Well, Buoyed by Low Volatility and Strong Investor Demand

     The ARM market performed well during the period under review, supported by low volatility and stable prepayments. In addition, investor interest in the sector increased as opportunities in short-duration alternatives diminished. In combination, these factors drove ARM spreads approximately 15 basis points tighter over the period.

Performance Review

     During the six-month period ended April 30, the fund's Institutional, Administration and Class A shares all outperformed the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (The fund's duration as of April 30 was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance was due to the tightening of yield spreads between ARMs and Treasuries, as well as the incremental yield of ARMs over similar-duration Treasuries.

     The fund also performed well compared with its peers. For the 12 months ended April 30, 1997, the fund's Institutional shares ranked 11th out of 47 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration, Service and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     We are pleased to announce that for the three- and five-year periods ended April 30, 1997, the fund's Institutional shares were rated "five stars" (out of 1,193 taxable bond funds) and "four stars" (out of 641 taxable bond funds), respectively, according to Morningstar, Inc., an independent rating agency. In addition, as of April 30, Morningstar rated the fund's Administration shares "five stars" for the one-year period (out of 1,709 taxable bond funds) and "four stars" (out of 1,193 taxable bond funds) for the three-year period./1/






------------------------------------------------
/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "five stars" for the one-year period and were rated among 1,709 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional and Administration shares; the fund's Class A and Service shares have not been rated. Class A and Service shares are subject to additional fees and expenses which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)


--------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                            6-Month    1-Year
                  Institu-  Adminis-                       Treasury   Treasury
                   tional    tration   Class A   Service*    Bill       Bill
                   ------    -------   -------   -------     ----       ----
 Total Return        3.28%     3.16%     3.16%      0.74%    2.65%      2.56%
   (based on net
   asset value)
--------------------------------------------------------------------------------
  Return From        2.97%     2.85%     2.85%      0.20%     NA         NA
   Monthly
   Distributions
--------------------------------------------------------------------------------
  Return From        0.31%     0.31%     0.31%      0.54%     NA         NA
   Price
   Appreciation
--------------------------------------------------------------------------------
 NAV (4/30/97)      $9.86     $9.86     $9.86      $9.86      NA         NA
--------------------------------------------------------------------------------
 NAV Change        +$0.03    +$0.03     $0.03      $0.02      NA         NA
--------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/27/97.

Portfolio Composition and Investment Strategies

     Portfolio composition remained similar compared with six months ago, with the exception of a slight reduction in collateralized mortgage obligations
(CMOs) and an increase in repurchase agreements/cash equivalents.

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

ARMs                             85.8%
SBA Floaters                      7.4%
Repos/Cash Equivalents            4.8%
CMOs                              2.0%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


 . ARMs. As of April 30, 1997, the fund's primary investment continued to be in ARMs, which accounted for 85.8% of the portfolio. We emphasized seasoned, fully indexed one-year Constant Maturity Treasury (CMT) securities that were issued prior to 1990, which are attractive because of their lower prepayment risk. (Seasoned issues are less likely to be impacted by prepayments than newly issued mortgages because homeowners who did not refinance in earlier periods of lower rates are generally less likely to refinance in the future.)

 .    SBA Floaters. The portfolio's position in securities backed by Small
Business Administration (SBA) loans was 7.4%, approximately the same as six months ago. The sector offered incremental yield over similar-duration Treasuries and increased fund diversification.

 .    CMOs. We reduced the portfolio's CMO allocation to 2.0%, down from 3.5%
last October. Within the sector, the fund's largest holding was a 1.1% position in super floaters. Because super floaters are generally considered to be higher risk than conventional floaters, we use them selectively in seeking to enhance fund performance. The remainder of the CMO position (0.9%) was invested in a variety of other structures.

 .    Duration. We seek excess return over similar-duration U.S. Treasuries through our sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 0.7 years, unchanged from six months ago.

Credit Quality. The fund invests exclusively in securities issued by the U.S. government, its agencies or instrumentalities, which are considered to be of the highest credit quality.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)


--------------------------------------------------------------------------------
predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     As of the end of the period, we have a neutral outlook for the ARM sector. ARMs are currently trading at fair value, reflecting a stable prepayment outlook. Seasoned one-year CMT ARMs remain attractive as a core holding due to their prepayment stability in a falling rate environment and reduced cap risk in a rising rate environment.

Distribution Policy

     During the six-month period ended April 30, 1997, the fund's
Institutional, Administration and Class A shares distributed $0.29, $0.28 and $0.28 per share, respectively. From their inception on March 27 through April 30, the fund's Service shares paid out $0.05 per share.

     The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund or significantly affected its NAV per share.



/s/ Jonathan A. Beinner

Jonathan A. Beinner

/s/ Peter D. Dion

Peter D. Dion

/s/ James P. McCarthy

James P. McCarthy

Portfolio Managers
Goldman Sachs Adjustable Rate Government Fund
May 30, 1997


--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal              Interest             Maturity
    Amount                 Rate                 Date                 Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations--94.4%
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a)--25.6%
$    2,499,665              7.41%           07/01/18             $   2,603,551
     1,337,640              7.57            12/01/18                 1,390,932
    10,052,878              7.45            05/01/19                10,420,411
    19,024,919              7.65            11/01/19/(b)/           19,952,383
     4,828,320              7.75            05/01/20                 5,061,431
    17,560,720              7.50            06/01/20/(b)/           18,260,339
    36,305,075              7.77            02/01/22/(b)/           38,097,820
     6,736,255              7.27            06/01/22                 6,940,632
     3,743,219              7.48            08/01/22                 3,889,430
     6,343,944              7.55            09/01/22                 6,616,543
     5,798,265              7.29            09/01/22                 5,961,312
    16,426,906              7.65            11/01/22                17,181,558
     9,544,724              7.68            06/01/24                10,002,584
     3,422,929              7.32            02/01/28                 3,543,279
     1,677,210              7.68            07/01/30                 1,756,089
-------------------------------------------------------------------------------
                                                                 $ 151,678,294
-------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association (FNMA)(a)--53.9%
$    1,626,928              7.45%           04/01/03             $   1,648,729
     1,063,451              7.81            11/01/14                 1,116,453
       671,988              7.60            12/01/15                   696,771
     5,800,505              6.72            03/01/17                 5,911,063
     3,475,919              7.56            03/01/17                 3,625,279
    11,078,486              7.04            04/01/17                11,476,093
       734,378              7.51            11/01/17                   764,216
     4,070,446              6.49            03/01/18                 4,114,976
       755,256              7.67            05/01/18                   781,101
     1,196,229              7.88            05/01/18                 1,250,167
     1,291,177              7.32            06/01/18/(c)/            1,326,271
     7,811,611              7.50            06/01/18                 8,172,898
     4,895,608              7.48            07/01/18                 5,117,428
     6,964,915              7.61            07/01/18                 7,297,907
     5,963,754              7.27            08/01/18                 6,190,198
     3,775,708              7.75            08/01/18                 3,964,493
     3,424,816              7.60            10/01/18                 3,584,275
     6,244,935              7.49            11/01/18                 6,486,927
     1,919,120              7.39            12/01/18                 1,992,296
    12,663,766              7.67            12/01/18/(b)/           13,296,954
     3,245,589              7.37            06/01/19                 3,366,779
     4,222,057              7.31            07/01/19                 4,376,415
     1,572,328              7.40            07/01/19                 1,632,768
     1,466,614              7.35            08/01/19                 1,513,589
     4,212,924              7.63            09/01/19                 4,404,485
     2,660,817              7.31            01/01/20                 2,761,848
     2,845,244              7.79            03/01/20                 2,987,506
     8,236,162              7.39            07/01/20                 8,548,889
     4,385,557              7.67            02/01/21                 4,600,713
     4,953,699              7.40            04/01/21                 5,140,998
    69,652,900              7.65            09/01/21/(b)/           72,928,676
     5,721,530              7.10            01/01/22                 5,920,639
    20,957,781              7.66            02/01/22/(b)/           21,972,976
    13,609,253              7.80            06/01/22                14,266,989
       645,000              7.56            08/01/22                   661,628
     2,036,342              7.73            08/01/22                 2,137,202
    29,003,668              7.67            09/01/22/(b)/           30,449,210
     1,821,772              7.57            02/01/23                 1,868,464
       272,046              6.23            12/01/23                   268,986
    15,812,397              7.56            04/01/25                16,501,660
    16,515,667              7.59            09/01/25                17,302,804
     3,390,319              7.41            08/01/27                 3,523,830
     2,373,397              7.43            10/01/27                 2,466,102
     1,077,506              7.09            07/01/29                 1,111,350
-------------------------------------------------------------------------------
                                                                 $ 319,529,001
-------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association (GNMA)(a)--3.9%
$    1,430,321              7.00%           03/20/16             $   1,462,732
     1,877,843              7.13            08/20/17                 1,929,784
       975,525              7.13            08/20/18                 1,004,186
     6,329,270              7.00            02/20/21                 6,492,439
     3,551,234              6.50            01/20/22                 3,624,282
     4,539,525              7.13            04/20/22                 4,679,978
     3,724,927              7.00            03/20/23                 3,816,299
-------------------------------------------------------------------------------
                                                                 $  23,009,700
-------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(a)--7.3%
$    1,395,750              7.00%           10/25/14             $   1,435,878
     2,310,178              7.00            02/25/15                 2,370,450
     2,799,672              7.00            04/25/15                 2,871,428
     1,880,379              7.00            05/25/15                 1,928,573

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund   (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal              Interest             Maturity
    Amount                 Rate                Date                  Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations(continued)
Adjustable Rate Small Business Administration
(SBA)(continued)
$    1,022,753              7.00%            08/25/15            $   1,055,992
     1,661,578              7.00             09/25/15                1,709,348
     2,041,631              7.00             10/25/15                2,094,591
     1,059,044              6.62             09/25/16                1,070,302
     4,076,904              6.62             07/25/17                4,121,505
     4,036,805              6.62             08/25/17                4,080,967
     2,744,035              6.62             08/25/17                2,774,055
     1,756,376              6.62             08/25/17                1,775,590
     3,752,990              6.62             09/25/17                3,794,048
     1,761,608              6.62             10/25/17                1,781,144
     1,774,313              6.62             10/25/17                1,793,990
     8,582,508              6.62             02/25/18                8,677,688
-------------------------------------------------------------------------------
                                                                 $  43,335,549
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations--3.7%
Adjustable Rate CMOs/(a)/ --1.8%
FNMA Remic Trust 1990-145, Class A
$   10,348,000              6.58%            12/25/20            $  10,437,510
-------------------------------------------------------------------------------
                                                                 $  10,437,510
-------------------------------------------------------------------------------
Inverse Floater/(a)/--0.0%
FNMA Remic Trust 1991-91, Class S
$      138,928              8.55%            07/25/98            $     149,631
-------------------------------------------------------------------------------
                                                                 $     149,631
-------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only/(a)/--0.0%
FNMA Remic Trust 1992-157, Class SA
$    1,384,066/(d)/        55.35%            03/25/04            $      86,712
-------------------------------------------------------------------------------
                                                                 $      86,712
-------------------------------------------------------------------------------
Inverse IOette--0.1%
FHLMC Series 1164, Class O
$       33,045/(d)/        19.07%            11/15/06            $     431,596
-------------------------------------------------------------------------------
                                                                 $     431,596
-------------------------------------------------------------------------------
IOette--0.1%
FNMA Remic Trust 1990-145, Class B
$       25,428/(d)/        10.00%            12/25/20            $     850,208
-------------------------------------------------------------------------------
                                                                 $     850,208
-------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--0.6%
FHLMC Series 1645, Class B
$    2,956,606              5.50%            01/15/08            $   2,730,573
FNMA Remic Trust 1990-65, Class U
       185,451              9.50             11/25/06                  185,160
FNMA Remic Trust 1991-37, Class E
       838,752              8.50             04/25/05                  839,801
-------------------------------------------------------------------------------
                                                                 $   3,755,534
-------------------------------------------------------------------------------
Super Floater CMOs/(a)/ --1.1%
FNMA Remic Trust 1992-157, Class FA
$    6,813,861              2.16%            03/25/04            $   6,632,817
-------------------------------------------------------------------------------
                                                                 $   6,632,817
-------------------------------------------------------------------------------
    Total Collateralized Mortgage Obligations                    $  22,344,009
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $557,420,929)                                          $ 559,896,552
-------------------------------------------------------------------------------
Repurchase Agreement--6.2%
Joint Repurchase Agreement Account
$   36,700,000              5.49%            05/01/97/(b)/       $  36,700,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $36,700,000)                                           $  36,700,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $594,120,929)/(e)/                                     $ 596,596,552
-------------------------------------------------------------------------------


Futures contracts open at April 30, 1997 are as follows:

                                 Number of
                                 Contracts        Settlement       Unrealized
           Type               Long (Short)(f)        Month          Gain (Loss)
----------------------------  ----------------  -----------------  -------------
1-Month Libor                       110         May 1997             $(20,500)
1-Month Libor                       115         June 1997              21,563
Euro Dollars                        325         June 1997            (210,188)
Euro Dollars                        285         September 1997       (104,813)
Euro Dollars                        145         December 1997         (50,000)
Euro Dollars                         10         March 1998            (14,500)
Euro Dollars                        (20)        December 1998         (14,000)
Euro Dollars                         10         June 1999             (18,000)
Euro Dollars                         20         September 1999        (33,000)
5 Year U.S. Treasury Notes           64         June 1997              (5,781)
10 Year U.S. Treasury Notes        (281)        June 1997              70,063
                                                                   ------------
                                                                    $(379,156)
-------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                 $   3,264,098
Gross unrealized loss for investments in which cost
    exceeds value                                                     (925,961)
-------------------------------------------------------------------------------
Net unrealized gain                                              $   2,338,137
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund   (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.
/(b)/ Portions of these securities are being segregated for futures margin requirements and when-issued securities.
/(c)/  When-issued security.
/(d)/ Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/  The aggregate cost for federal income tax purposes is $594,258,415.
/(f)/ Each Euro dollar contract represents $1,000,000 in notional par value. Each 1-month Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $1,524,500,000 and $281,048,344 respectively. The determination of notional amounts and market value and presented here are indicative only of volume of activity and not a measure of market risk.


The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Secondarily, the fund may, in seeking current income, also consider the potential for capital appreciation. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Special Events

     Effective May 1, 1997, the name of the GS Short Duration Government Fund was changed to the Goldman Sachs Short Duration Government Fund. In addition, to accommodate different clients' needs and preferences, the fund added two new share classes as of May 1: Class A shares, which have a front-end load but no contingent deferred sales charge (on amounts less than $1 million), and Class B shares, which are subject to a contingent deferred sales charge but no up-front sales charge. The fund's investment focus remains the same.

Performance Review

     During the six-month period ended April 30, the fund's Institutional, Administration and Service shares all outperformed their benchmark, the two-year U.S. Treasury security. Despite a slight decline in net asset value (NAV) due to the backup in interest rates, the fund's positions in collateralized mortgage obligations (CMOs) and adjustable rate mortgage (ARM) securities significantly contributed to performance.

     The fund performed very well relative to its peers. For the 12-month period ended April 30, 1997, the fund's Institutional and Administration shares ranked third and fifth, respectively, out of 97 short-intermediate U.S. government funds based on total return, according to Lipper Analytical Services, Inc. In addition, the fund's Service shares ranked within the top 20% (14th out of 97) for the same time period. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, the fund's Institutional shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency, for the five years ended April 30./1/


-------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-------------------------------------------------------------------------------
                               Institutional     Administration     Service
                               -------------     --------------     -------
  Total Return (based on net      2.67%               2.55%           2.42%
   asset value)
-------------------------------------------------------------------------------
   Return From Monthly            3.39%               3.27%           3.14%
      Distributions
-------------------------------------------------------------------------------
   Return From Price             -0.72%              -0.72%          -0.72%
      Depreciation
-------------------------------------------------------------------------------
  Total Return of Two-Year        2.09%               2.09%           2.09%
   U.S. Treasury
-------------------------------------------------------------------------------
  NAV (4/30/97)                  $9.76               $9.78           $9.75
-------------------------------------------------------------------------------
  NAV Change                    -$0.07              -$0.07          -$0.07
-------------------------------------------------------------------------------


----------------------------------------

/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the funds' Institutional shares; the fund's Administration and Service shares have not been rated. The Administration and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
Portfolio Composition and Investment Strategies

       The most significant changes in the portfolio's sector composition during the period were a reduction in U.S. Treasuries in favor of CMOs and a new position in agency debentures.

            Portfolio Composition as of April 30, 1997*

[PIE CHART APPEARS HERE]


CMOs                                                  61.8%
ARMS                                                  19.0%
Fixed Rate Mortgage Pass-Throughs                      9.7%
Agency Debentures                                      4.8%
U.S. Treasuries                                        3.6%
Repos/Cash Equivalents                                 1.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .   CMOs. CMOs accounted for 61.8% of the portfolio, up from 56.9% six months ago. The CMO sector performed very well during the period, bolstered by low volatility and strong investor demand. CMOs were particularly attractive to investors because they offered substantial yield over similar-duration Treasury and non-Treasury alternatives. Within the sector, the portfolio's positions included sequential-pay/support CMOs (24.5%) and planned amortization class
(PAC) CMOs (21.2%). These securities were short duration issues that offered relatively predictable cash flows.

 .   ARMs. As of April 30, the fund's allocation to ARMs was 19.0%, unchanged from last October. We emphasized seasoned, fully indexed one-year Constant Maturity Treasury (CMT) securities that were issued prior to 1990, which are attractive because of their lower prepayment risk. (Seasoned issues are less likely to be impacted by prepayments than newly issued mortgages because homeowners who did not refinance in earlier periods of lower rates are generally less likely to refinance in the future.)

 .   Fixed Rate Mortgage Pass-Throughs. The fixed rate mortgage pass-through sector accounted for 9.7% of the portfolio, up from 7.2% six months ago. We continued to favor the sector because of its attractive yield enhancement potential.

 .   Agency Debentures. We established a new 4.8% position in agency debentures, which are bonds issued by agencies of the U.S. government. This sector offered incremental yield over Treasuries and added to portfolio diversification.

 .   U.S. Treasuries and Repurchase Agreements/Cash Equivalents. During the
period, we sold more than three-quarters of the fund's Treasury allocation in favor of other sectors that offered better relative value. By April 30, the fund's position in the sector was down to 3.6%, while repurchase agreements/cash equivalents were 1.1%, unchanged from six months ago.

 .   Issuer Composition. The portfolio's mortgage-backed security composition by issuer was 47.6% in Federal National Mortgage Association (FNMA) issues, 37.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 5.8% in Government National Mortgage Association (GNMA) issues.

 .   Credit Quality. The fund invests exclusively in securities issued by the
U.S. government and its agencies or instrumentalities.

 .   Prudent Use of Derivatives. The fund's CMO position included several securities typically considered to be

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
lower risk derivatives. These included sequential-pay/support CMOs and PAC CMOs (24.5% and 21.2% of the portfolio, respectively), as noted previously, and a 9.0% allocation in CMO floaters (whose coupons reset upward when interest rates rise). The fund also held a 2.8% position in super floaters (whose coupons reset higher than conventional floaters when rates rise), a 2.1% position in inverse floaters (whose coupons reset in the opposite direction of interest rates), and small positions in PAC interest-only (IO) and inverse IO securities. We invest in these higher risk derivatives only when we believe such securities will enhance returns without incurring undue risk. These positions contributed to the fund's positive performance along with the other CMO securities. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook

     Our outlook is cautious for CMOs: the sector is now trading at fair spreads relative to equal-duration Treasuries and does not appear to offer significant tightening potential. Despite the lack of general value, we continue to look for issues within the CMO market that offer favorable investment characteristics that are not fully valued by the market. In the ARM market, seasoned one-year CMT ARMs remain attractive as a core holding relative to other ARM sectors.

Distribution Policy

     During the six-month period under review, the fund's Institutional, Administration and Service shares paid out distributions of $0.33, $0.32 and $0.30 per share, respectively. The fund distributes substantially all of its investment company taxable income, as required by tax law.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Short Duration Government Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

  Principal              Interest             Maturity
   Amount                  Rate                 Date                  Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations--90.0%
Adjustable Rate Federal Home Loan Mortgage Corp.  (FHLMC)(a)--13.8%
$    1,862,421                7.38%           08/01/17/(b)/      $   1,928,183
     1,799,630                7.58            12/01/18/(b)/          1,871,327
     7,952,048                7.77            02/01/22/(b)/          8,344,720
     2,036,342                7.73            08/01/22/(b)/          2,137,202
-------------------------------------------------------------------------------
                                                                 $  14,281,432
-------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association (FNMA)(a)--11.6%
$      306,024                9.00%           12/01/97           $     307,489
     2,894,069                6.50            04/01/03/(b)/          2,853,696
       812,321                6.00            01/01/14                 762,436
     2,961,367                6.00            03/01/14/(b)/          2,771,662
     2,552,281                7.81            11/01/14/(b)/          2,679,487
     2,569,866                7.58            08/01/22               2,636,117
-------------------------------------------------------------------------------
                                                                 $  12,010,887
-------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (FNMA)--3.2%
$      504,862                6.00%           10/01/08           $     484,981
     1,032,431                6.00            06/01/09                 991,774
     1,949,537                6.00            10/01/09/(b)/          1,878,671
-------------------------------------------------------------------------------
                                                                 $   3,355,426
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--61.4%
Inverse Floater(a)--3.0%
FHLMC Series 1296, Class J
$      890,613               12.15%           07/15/99           $     954,683
FHLMC Series 1325, Class C
       944,285                6.83            07/15/97                 943,086
FNMA Remic Trust, Series 1992-62, Class S
     1,212,115                9.27            05/25/99               1,217,824
-------------------------------------------------------------------------------
                                                                 $   3,115,593
-------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.2%
FHLMC Series 1684, Class JD
$    2,524,793/(c)/           3.72%           08/15/20           $     170,222
FNMA Remic Trust 1993-110, Class SC
      2,010,905/(c)/          3.52            04/25/19                  74,564
-------------------------------------------------------------------------------
                                                                 $     244,786
-------------------------------------------------------------------------------
Planned Amortization - Accrual Bond--1.2%
FHLMC Series 1560, Class X
$    1,245,394                6.00%           11/15/16           $   1,234,885
-------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--21.9%
FHLMC Series 1584, Class E
$    3,000,000                5.75%           10/15/16/(b)/      $   2,937,180
FHLMC Series 1684, Class F
     5,000,000                5.75            08/15/20/(b)/          4,756,650
FNMA Remic Trust 1992-138, Class C
     2,375,000                6.00            12/25/18/(b)/          2,351,986
FNMA Remic Trust, Series 1997-9, Class B
     4,000,000                6.50            10/25/22/(b)/          3,850,040
FNMA Series 1991-31, Class PJ
     3,000,000                6.55            10/25/20               2,920,290
GNMA Remic Trust 1996-6, Class PB
     6,000,000                6.50            06/16/09/(b)/          5,982,420
-------------------------------------------------------------------------------
                                                                 $  22,798,566
-------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--1.3%
FHLMC Series 1552, Class JE
$    7,308,380/(c)/           7.00%           02/15/14           $     313,822
FHLMC Series 1587, Class HA
     9,090,222/(c)/           6.50            10/15/08               1,032,104
-------------------------------------------------------------------------------
                                                                 $   1,345,926
-------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.4%
FNMA Remic Trust 1992-198, Class K
$       34,647/(c)/          12.81%           12/25/15           $     370,318
-------------------------------------------------------------------------------
Regular Floater CMOs(a)--8.8%
FHLMC Series 1296, Class I
$    2,493,715                5.16%           07/15/97/(b)/      $   2,462,544
FHLMC Series 1325, Class B
     2,219,071                6.38            07/15/97/(b)/          2,219,759
FHLMC Series 1684, Class JC
     2,524,793                5.28            08/15/20/(b)/          2,472,706
FNMA Remic Trust 1993-110, Class FC
     2,010,905                5.48            04/25/19/(b)/          1,987,639
-------------------------------------------------------------------------------
                                                                 $   9,142,648
-------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--24.6%
FHLMC Series 1033, Class G
$    2,000,000                8.00%           01/15/06/(b)/      $   2,046,860
FHLMC Series 1645, Class B
     4,927,677                5.50            01/15/08/(b)/          4,550,956
FNMA Remic Trust 1988-12, Class A
     3,743,398               10.00            02/25/18/(b)/          3,973,692
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

  Principal              Interest             Maturity
   Amount                  Rate                 Date                 Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
FNMA Remic Trust 1988-12, Class B
$    2,955,314              4.74%            02/25/18/(b)/       $   2,840,796
FNMA Remic Trust 1989-12, Class X
     1,588,415             10.00             12/25/14                1,642,024
FNMA Remic Trust 1989-18, Class B
     1,051,388              9.50             01/25/04                1,081,279
FNMA Remic Trust 1989-59, Class H
     3,840,291              7.75             10/25/18/(b)/           3,882,265
FNMA Remic Trust 1992-44, Class CA
     3,000,000             12.00             08/25/20/(b)/           3,351,960
FNMA Series 1989-34, Class E
     2,113,584              9.85             08/25/14/(b)/           2,176,992
-------------------------------------------------------------------------------
                                                                 $  25,546,824
-------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                        $  63,799,546
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $93,441,725)                                           $  93,447,292
-------------------------------------------------------------------------------
Agency Debentures--4.7%
Sri Lanka Aid/(a)/
$    5,000,000              6.06%            02/21/16/(b)/       $   4,928,150
-------------------------------------------------------------------------------
Total Agency Debentures
    (Cost $4,925,000)                                            $   4,928,150
-------------------------------------------------------------------------------
U.S. Treasury Obligations--3.6%
United States Treasury Notes
$    3,800,000              5.63%            11/30/00/(b)/       $   3,696,678
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
    (Cost $3,672,738)                                            $   3,696,678
-------------------------------------------------------------------------------
Repurchase Agreement--0.6%
Joint Repurchase Agreement Account
$      600,000              5.49%            05/01/97/(b)/       $     600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $600,000)                                              $     600,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $102,639,463)/(d)/                                     $ 102,672,119
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:

                                Number of
                                Contracts
                                   Long                          Unrealized
           Type                 (Short)/(e)/  Settlement Month  Gain (Loss)
----------------------------- --------------- ----------------- ---------------
1-Month Libor                        14       June 1997             $2,625
1-Month Libor                        15       May 1997              (4,125)
Euro Dollars                         56       June 1997            (12,525)
Euro Dollars                         53       September 1997        30,525
Euro Dollars                         55       December 1997         21,750
Euro Dollars                         45       March 1998           (23,125)
Euro Dollars                         40       June 1998            (35,500)
Euro Dollars                         35       September 1998       (15,250)
5 Year U.S. Treasury Notes          (71)      June 1997             (1,109)
2 Year U.S. Treasury Notes           71       June 1997            (53,250)
10 Year U.S. Treasury Notes        (131)      June 1997            101,500
U.S. Long Term Bond                  (4)      June 1997             11,843
                                                                ---------------
                                                                   $23,359
-------------------------------------------------------------------------------


Federal Income Tax Information:
Gross unrealized gain for investments in which value exceeds
       cost                                                         $  554,824
Gross unrealized loss for investments in which cost exceeds
       value                                                          (522,168)
-------------------------------------------------------------------------------
Net unrealized gain                                                 $   32,656
-------------------------------------------------------------------------------

/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(b)/ Portions of these securities are being segregated for futures margin requirements.

/(c)/ Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(d)/ The amount stated also represents aggregate cost for federal income tax purposes.

/(e)/ Each Euro Dollar contract represents $1,000,000 in notional par value. Each 1-Month Libor contract represents $3,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value are $405,800,000 and $109,850,675, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.


The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in investment-grade municipal securities. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

Special Event

     The fund's name was changed to Goldman Sachs Short Duration Tax-Free Fund from GS Short Duration Tax-Free Fund on May 1, 1997. In addition, Class A and Class B shares have been added to the existing Institutional, Administration and Service shares. The fund's focus and investment objective remain the same.

A Strong, Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.25%, while yields rose from 4.15% on October 31, 1996 to 4.60% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]


             4/30/97            10/31/96
1998           3.85%               3.90%
1999           4.40%               4.15%
2000           4.60%               4.30%
2001           4.70%               4.40%
2002           4.80%               4.50%
2003           4.85%               4.60%
2004           4.90%               4.70%
2005           4.95%               4.80%
2006           5.00%               4.90%
2007           5.05%               5.00%
2008           5.10%               5.10%
2009           5.20%               5.20%
2010           5.30%               5.25%
2011           5.35%               5.30%
2012           5.40%               5.35%
2013           5.45%               5.40%
2014           5.50%               5.40%
2015           5.50%               5.45%
2016           5.55%               5.45%
2017           5.55%               5.45%
2018           5.55%               5.50%
2019           5.55%               5.50%
2020           5.60%               5.50%
2021           5.60%               5.50%
2022           5.60%               5.50%
2023           5.60%               5.50%
2024           5.60%               5.50%
2025           5.60%               5.50%
2026           5.60%               5.50%
2027           5.60%               5.50%


The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review

     The performance of the fund's Institutional shares exceeded the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the six-month period ended April 30, 1997. The Administration and Service shares also performed well, but lagged the benchmark.


-------------------------------------------------------------------------------
Performance Summary:         October 31, 1996 - April 30, 1997
-------------------------------------------------------------------------------

                             Institutional        Administration      Service
                             -------------        --------------      -------
Total Return (based on             1.91%               1.79%           1.56%
  net asset value)
-------------------------------------------------------------------------------
 Return From                       2.11%               1.99%           1.86%
  Monthly Distributions
-------------------------------------------------------------------------------
 Return From Price                -0.20%              -0.20%         - 0.30%
  Depreciation
-------------------------------------------------------------------------------
Lehman Brothers 3-Year             1.83%               1.83%           1.83%
Municipal Bond Index
-------------------------------------------------------------------------------
NAV (as of 4/30/97)               $9.94               $9.94           $9.94
-------------------------------------------------------------------------------
NAV Change                       -$0.02              -$0.02          -$0.03
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund   (continued)


--------------------------------------------------------------------------------
     The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.

     In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis. One example of this is our purchase of an A-rated hospital bond that our credit analysis indicated would likely be defeased with the purchase of Treasury securities placed in an escrow account, thereby significantly enhancing the credit quality of the security. Our analysis proved correct and the fund benefited from the appreciation associated with the higher quality.

     We are pleased to report that the fund's Institutional shares ranked third out of 28 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the one-year period ended April 30, 1997 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of April 30, 1997, the fund's Institutional and Administration shares were awarded a "four-star" rating for the three-year period (out of 1,257 municipal bond funds) by Morningstar, Inc. For the one-year period, the Institutional shares received a "five-star" rating (out of 1,746 municipal bond funds)./1/

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

Revenue Bonds                           56.1%
Insured Revenue Bonds                   28.1%
Pre-Refunded Bonds                       7.8%
Insured General Obligations              6.8%
Variable Rate Demand Notes               1.3%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

------------------------------------------


/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Administration shares received four stars and were rated among 1,746 municipal bond funds. Ten percent of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional and Administration shares; the fund's Service shares have not been rated. Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal bond). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund   (continued)


-------------------------------------------------------------------------------


 .   Revenue Bonds. As of April 30, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 84.2% versus 31.7%. We increased the portfolio's total revenue bond allocation from 79.7% six months ago because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .   Pre-refunded Bonds. Over the course of the year, we re-established the fund's holdings in pre-refunded bonds to 7.8% from zero. The Index weighting of pre-refunded bonds was 18.0%.

 .   General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 6.8% of the portfolio, down from 15.6% six months ago. The allocation as of April 30 was significantly underweighted versus the Index's 50.2%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .   Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we use to manage the portfolio's excess liquidity. VRDNs represented 1.3% of the fund, down from 4.7% six months ago.

 .   Duration. As of April 30, the fund's duration was effectively in line with that of the Index at 2.7 years.

 .   Credit Quality. During the year, the fund's credit quality allocations shifted. We continued the trend from the last reporting period by reducing the portfolio's allocation in triple-A-rated GOs, shifting in favor of double-A-rated revenue bonds. This allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower quality securities in the one- to three-year maturity range. As of April 30, 42.7% of the portfolio was invested in triple-A-rated bonds, while double-A- and single-A-rated securities accounted for 30.2% and 27.1%, respectively.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the six-month period ended April 30, 1997, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.21, $0.20 and $0.19 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund (continued)


-------------------------------------------------------------------------------
     We value your continued confidence in the Goldman Sachs Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.


Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Short Duration Tax-Free Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
 Principal             Interest               Maturity
  Amount                 Rate                   Date                   Value
-------------------------------------------------------------------------------
Debt Obligations--99.7%
Alabama--2.6%
Selma, AL IDB for International Paper Co. PCRB (A-/A3)
$ 1,000,000              4.15%                07/15/08            $  1,000,000
-------------------------------------------------------------------------------
Arizona--2.8%
Mesa, Arizona IDA Health Care Facilities (AAA/Aaa)
$ 1,000,000              7.50%                01/01/04            $  1,055,940
-------------------------------------------------------------------------------
Arkansas--3.5%
West Memphis, AK Public Utility System RB (MBIA) (AAA/Aaa)
$ 1,310,000              5.25%                12/01/00            $  1,333,816
-------------------------------------------------------------------------------
Connecticut--6.6%
Connecticut State Housing Mortgage Revenue Town Colony Project (NR/Aa3)
$ 1,000,000              5.00%                04/01/08            $  1,000,260
Connecticut State Residential Recovery Authority, Series A RB (AA-/NR)
  1,500,000              5.60                 11/15/99               1,542,945
-------------------------------------------------------------------------------
                                                                  $  2,543,205
-------------------------------------------------------------------------------
District of Columbia--2.7%
DC Ref Series A (Big 1) Tcc (AAA/Aaa)
$ 1,000,000              7.70%                06/01/98            $  1,032,600
-------------------------------------------------------------------------------
Georgia--5.1%
Burke County, GA Development Authority Oglethorpe Power Corp. (A/A3)/(a)/
$ 2,000,000              4.35%                01/01/01            $  1,961,500
-------------------------------------------------------------------------------
Illinois--9.4%
Chicago, IL GO (MBIA) (AAA/Aaa)
$ 1,500,000              5.40%                10/31/00            $  1,533,405
Illinois Health Facilities Authority Highland Park Hospital, Series A
    (AAA/Aaa)
  1,000,000              5.20                 10/01/01               1,003,770
Illinois Housing Development Authority, Series 1991 A (A+/A1)
  1,000,000              7.90                 07/01/99               1,057,620
-------------------------------------------------------------------------------
                                                                  $  3,594,795
-------------------------------------------------------------------------------
Louisiana--2.7%
Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
$ 1,000,000              5.85%                09/01/00            $  1,030,880
-------------------------------------------------------------------------------
Maryland--4.2%
Maryland State Health and Higher Educational Facilities Authority
    GO(A-/NR)/(c)/
$ 1,600,000              5.50%                01/01/02            $  1,600,000
-------------------------------------------------------------------------------
Michigan--3.6%
Wayne Charter County, MI Airport (AAA/Aaa)
$ 1,250,000              6.75%                12/01/19            $  1,371,775
-------------------------------------------------------------------------------
Missouri--7.1%
Kansas City Municipal Assistance Corp. (AAA/Aaa)
$ 1,000,000              5.88%                10/15/00            $  1,036,930
St. Louis, MO Municipal Finance Corp., Series A (A/Aa3)
  1,655,000              5.30                 07/15/02               1,677,740
-------------------------------------------------------------------------------
                                                                  $  2,714,670
-------------------------------------------------------------------------------
New York--11.8%
Clifton Park, NY Water Authority System, Series A (AAA/Aaa)
$ 1,500,000              6.38%                10/01/11            $  1,630,695
New York City Municipal Assistance Corp., Series 62 (AA-/Aa2)
  1,500,000              5.50                 07/01/08               1,503,885
Syracuse, NY IDA RB (AA/NR)
  1,365,000              4.60                 10/15/98               1,371,020
-------------------------------------------------------------------------------
                                                                  $  4,505,600
-------------------------------------------------------------------------------
Oklahoma--5.3%
Southern Oklahoma Memorial Hospital RB (A/A)/(a)/
$ 2,000,000              5.60%                02/01/00            $  2,048,159
-------------------------------------------------------------------------------
Pennsylvania--8.9%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB (FGIC)
    (AAA/Aaa)
$ 1,500,000              5.75%                06/15/00            $  1,545,870
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
  1,800,000              5.95                 04/01/00               1,859,850
-------------------------------------------------------------------------------
                                                                  $  3,405,720
-------------------------------------------------------------------------------
Tennessee--3.9%
Clarksville, TN Public Building Authority (AA/NR)
$ 1,500,000              4.75%                12/01/00            $  1,499,940
-------------------------------------------------------------------------------
Texas--3.9%
Memorial Villages, TX Water Authority (NR/Aa)
$ 1,435,000              7.00%                09/01/00            $  1,497,968
-------------------------------------------------------------------------------
Virginia--4.7%
Petersburg, VA Hospital Authority RB GO (NR/A)
$ 1,760,000              5.50%                07/01/99            $  1,795,658
-------------------------------------------------------------------------------
Washington--4.2%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$ 1,500,000              7.20%                07/01/02            $  1,608,840
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
 Principal              Interest               Maturity
  Amount                  Rate                   Date                 Value
--------------------------------------------------------------------------------
Wisconsin--2.6%
Oshkosh, WI Water Rev., Series C (NR/MIG1)/(b)/
$ 1,000,000              4.88%                01/01/00            $     998,090
--------------------------------------------------------------------------------
Wyoming--4.1%
Uinta County, WY School District Series A (FSA) (AAA/Aaa)
$ 1,500,000              6.88%                06/01/00            $   1,593,570
--------------------------------------------------------------------------------
Total Debt Obligations
    (Cost $38,115,334)                                            $  38,192,726
--------------------------------------------------------------------------------
Short-Term Obligations--3.9%
New York City Municipal Water Finance Authority, Series A (A-1+/VMIG1)
$ 1,300,000              4.25%                05/01/97            $   1,300,000
--------------------------------------------------------------------------------
Wisconsin State Health Facilities Authority (A-1+/VMIG1)
    200,000              4.50                 05/01/97                  200,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
    (Cost $1,500,000)                                             $   1,500,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $39,615,334)/(d)/                                       $  39,692,726
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                  $     140,632
Gross unrealized loss for investments in which cost
    exceeds value                                                       (63,240)
--------------------------------------------------------------------------------

Net unrealized gain                                               $      77,392
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Investment Abbreviations:
COPS       --Certificates of Participation
FGIC       --Insured by Financial Guaranty Insurance Co.
FSA        --Financial Security Assurance Co.
GO         --General Obligation
IDA        --Industrial Development Authority
IDB        --Industrial Development Board
MBIA       --Insured by Municipal Bond Investors Assurance
NR         --Not Rated
PCRB       --Pollution Control Revenue Bond
RB         --Revenue Bond
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
/(a)/ Portions of these securities are being segregated for when-issued securities.
/(b)/  When-issued securities.
/(c)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/ The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Special Events

     Effective May 1, 1997, the name of the GS Core Fixed Income Fund was changed to the Goldman Sachs Core Fixed Income Fund. In addition, to accommodate different clients' needs and preferences, the fund added two new share classes as of May 1: Class A shares, which have a front-end load but no contingent deferred sales charge (on amounts less than $1 million), and Class B shares, which are subject to a contingent deferred sales charge but no up-front sales charge. The fund's objective and investment focus remain the same.

Performance Review

     We are pleased to report that the fund's Institutional and Administration shares outperformed the Index during the period under review. The fund's positive performance was primarily due to its overweighting in non-Treasury sectors compared with the Index. Specifically, mortgage-backed securities and corporate bonds were the most significant contributors to performance, and asset-backed securities and emerging market debt also performed very well. The fund's Service shares achieved positive results, but slightly lagged the benchmark.

     The fund performed well compared with its peers. For the three-year period ended April 30, 1997, the fund's Institutional shares were rated "four stars" (out of 1,193 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/

     During the period, the net asset value (NAV) of the fund's Institutional, Administration and Service shares each fell $0.14 due to rising interest rates.


--------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                             Institutional      Administration       Service
                             -------------      --------------       -------
 Total Return (based on             1.87%              1.75%            1.63%
   net asset value)
--------------------------------------------------------------------------------
  Return From Monthly               3.30%              3.18%            3.06%
   Distributions
--------------------------------------------------------------------------------
  Return From Price                -1.43%             -1.43%           -1.43%
   Depreciation
--------------------------------------------------------------------------------
 Total Return of Lehman             1.70%              1.70%            1.70%
   Brothers Aggregate
   Bond Index
--------------------------------------------------------------------------------
 NAV (as of 4/30/97)               $9.71              $9.70            $9.72
--------------------------------------------------------------------------------
 NAV Change                       -$0.14             -$0.14           -$0.14
--------------------------------------------------------------------------------

-----------------------------------------

/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "four stars" for the one-year period and were rated among 1,709 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. The Administration and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------

                Portfolio Composition and Investment Strategies
                  Portfolio Composition as of April 30, 1997*

[PIE CHART APPEARS HERE]

Corporate Bonds                          26.7%
Fixed Rate Mortgage Pass-Throughs        20.5%
U.S. Treasuries                          17.1%
ABSs                                     13.2%
CMOs                                     13.2%
Emerging Market Debt                      4.7%
Repos/Cash Equivalents                    2.3%
Other Foreign Debt                        2.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .   Corporate Bonds. Corporate bonds were the largest allocation at 26.7% of the portfolio, overweighted compared with the Index (18.0%). The sector performed well during the period as the healthy economy caused spreads to tighten across subsectors. The fund's best performers were industrials, which included selected cable issues that benefited from positive earnings trends (e.g., Time Warner, Inc. and Tele-Communications, Inc.), as well as specific finance issues that fared well due to continuing industry consolidation. We underweighted utilities due to the regulatory and competitive pressures affecting that industry.

Fixed Rate Mortgage Pass-Throughs. The fund was underweighted in fixed rate mortgage pass-throughs relative to the Index, 20.5% versus 29.9%. During the period, the sector was supported by a combination of favorable trends, including low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). After the sector rallied and became more fully priced, we trimmed the fund's allocation in favor of securities that offered greater relative value.

    During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .   U.S. Treasuries. We significantly underweighted U.S. Treasuries relative to the Index, 17.1% compared with 44.5%, to emphasize sectors that offered greater return potential.

 .   Asset-Backed Securities. As of April 30, the fund's ABS position was 13.2%, approximately the same weighting as six months ago. Though negative credit events among selected credit card and sub-prime auto lenders raised investor uncertainty during the period, investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .   CMOs. The fund's collateralized mortgage obligation (CMO) holdings performed very well and significantly contributed to the fund's performance. During the period, CMOs enjoyed strong demand from yield-seeking investors who found the sector particularly compelling relative to other high-quality alternatives. As of the end of the period, CMOs were a 13.2% allocation, up from 9.8% last October. This increase was primarily in sequential-pay/support CMOs, which accounted for 8.8% of the portfolio, while the balance was invested in planned

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------
amortization class (PAC) CMOs (3.3%) and floaters (1.1%). Sequential-pay/support CMOs, PAC CMOs and floaters are typically considered to be lower risk derivative securities.

 .   Emerging Market Debt. As of April 30, 4.7% of the portfolio was invested in emerging market debt. Our strategy in the sector is to control exposure by stressing high-credit-quality, short-duration bonds. We continued to emphasize Latin American issuers because structural and economic reforms in this region are helping improve credit fundamentals. During the period, the fund held bonds from Chile, Colombia, Mexico and the Andean region development bank, as well as Indonesia. The sector also benefited from substantial global liquidity, which has helped support the credit-sensitive areas of the lower grade bond markets.

 .   Other Foreign Debt. During the period, we initiated a 2.3% position in a
10-year, fully hedged Australian government bond that offered attractive incremental yield over U.S. Treasuries, as well as potential price appreciation should Australian interest rates decline as we expect.

 .   Agency Debentures. We sold the fund's allocation to agency debentures (1.5%
as of October 31, 1996) because their risk/reward profile indicated that we were not being adequately compensated for holding the position.

 .   Duration. As always, we seek to add incremental return over the Index through sector weighting and individual security selection rather than attempting to predict the direction of interest rates. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. As of April 30, the fund's duration was in line with the Index at 4.6 years.

 .   Credit Quality. As of April 30, 39.7% of the portfolio was invested in government and agency securities, 21.3% was invested in triple-A-rated securities, 3.4% was invested in double-A-rated securities and 12.6% was invested in single-A-rated securities. Triple-B-rated securities (20.7%) and repurchase agreements/cash equivalents (2.3%) make up the remainder of the portfolio.


Market Outlook

     Though indications of economic moderation emerged in April, the economy's fundamental strength remains intact, which leads us to believe that interest rates will move higher during the balance of the year.

     In terms of specific fixed income sectors, we have a neutral view of the corporate market. While we anticipate no near-term deterioration in the fundamental state of the economy, we are concerned that a series of Fed tightenings may cause spreads to widen slightly in the near term. In the mortgage-backed security market, spreads relative to Treasuries have remained impressively resilient. Nonetheless, mortgage technicals may come under pressure due to a potential increase in supply as the housing market accelerates during the summer. We expect the portfolio's allocation to the ABS market to remain stable in the near future, as it has become more challenging to identify unrecognized value within the sector, particularly among the higher quality issues that we tend to emphasize. Finally, we are optimistic regarding the performance prospects of the emerging market debt sector, as credit trends continue to improve and global liquidity remains plentiful. In the near future, Latin America is likely to remain the fund's geographic focus; however, we will actively seek attractive investment opportunities in other regions to increase fund diversification.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------
Distribution Policy

     During the six-month period under review, the fund's Institutional, Administration and Service shares distributed $0.32, $0.31 and $0.30 per share, respectively. Dividends are declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

/s/ Jonathan A. Beinner
Jonathan A. Beinner

/s/ Richard H. Buckholz
Richard H. Buckholz

/s/ C. Richard Lucy
C. Richard Lucy

/s/ Mark A. Van Wyk
Mark A. Van Wyk

Portfolio Managers
Goldman Sachs Core Fixed Income Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Corporate Bonds--25.4%

Finance Bonds--9.8%
BankAmerica Corp.
$      200,000              6.03%             05/17/99 /(a)/      $    205,042
       300,000              7.75              07/15/02                 305,466
Capital One Bank
       600,000              6.66              02/03/00                 593,580
       400,000              6.88              04/24/00                 399,284
       800,000              6.58              04/17/01                 780,976
       500,000              6.60              08/20/01                 487,010
Conseco Finance
       170,000              8.70              11/15/26                 169,252
Conseco Inc.
       340,000             10.50              12/15/04                 394,101
Continental Bank N.A.
       525,000             11.25              07/01/01                 551,565
Countrywide Funding Corp.
       125,000              6.08              07/14/99                 123,531
       250,000              8.43              11/16/99                 259,772
       250,000              7.75              08/10/01                 257,025
       375,000              8.00              12/15/26                 354,994
First U.S.A. Bank
       160,000              6.13              10/30/97                 159,872
Meditrust, Inc.
       390,000              7.82              09/10/26                 400,082
Mic Finance Trust
       360,000              8.38              02/01/27                 353,495
Phoenix RE Capital  Trust
       165,000              8.85              02/01/27                 164,594
Security Pacific Corp.
       995,000             11.50              11/15/00 /(a)/         1,133,693
Signet Banking Corp.
       240,000              9.63              06/01/99                 252,629
Taubman Realty Group
       480,000              8.00              07/30/01                 489,811
Washington Real Estate Investment Trust
       120,000              7.13              08/13/03                 118,458
-------------------------------------------------------------------------------
                                                                  $  7,954,232
-------------------------------------------------------------------------------
Industrial Bonds--14.4%

360 Communications Co.
$      525,000              7.13%             03/01/03            $    515,949
Continental Airlines, Inc.
       339,989              7.75%             07/02/14                 348,451
       553,994              8.56              07/02/14                 590,857
Edison Mission Energy Funding Corp.
       170,564              6.77              09/15/03                 168,785
Ford Capital Corp.
       300,000              9.50              07/01/01                 326,253
Ford Motor Corp.
       300,000              7.00              09/25/01                 300,474
General Motors Acceptance Corp.
       275,000              7.63              03/09/98                 277,989
       200,000              7.13              05/10/00                 201,840
       375,000              9.63              12/15/01                 412,492
H + T Master Trust
       550,000              8.18              08/15/02                 550,000
Harrahs Operations, Inc.
       300,000              8.75              03/15/00                 301,500
Hertz Corp.
       400,000              7.00              07/15/03                 391,260
Mitchell Energy and Dev. Corp.
       310,000              9.25              01/15/02                 328,758
Northwest Airlines Corp.
       163,540              8.26              03/10/06                 170,804
       567,358              8.97              01/02/15                 588,117
NWCG Holding Crp
       680,000              7.05              06/15/99                 586,786
Panamerican Beverage Co.
       130,000              8.13              04/01/03                 133,416
RJR Nabisco Inc.
       175,000              8.00              07/15/01                 172,440
       550,000              8.63              12/01/02                 548,218
Tele-Communications, Inc.
       100,000              7.13              02/02/98                 100,396
       300,000              8.25              01/15/03                 304,011
     1,135,000              6.27              09/15/03               1,132,912
        50,000              6.82              09/15/10                  49,846
Time Warner, Inc.
     1,650,000              7.95              02/01/00               1,690,128
       350,000              9.63              05/01/02                 384,776

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Corporate Bonds(continued)
Industrial Bonds(continued)
Time Warner, Inc. (continued)
$      400,000              7.98%             08/15/04            $    406,440
U.S. Air Inc.
       553,242              6.76              04/15/08                 528,761
USI American Holdings Corp.
       150,000              7.25              12/01/06                 145,070
-------------------------------------------------------------------------------
                                                                  $ 11,656,729
-------------------------------------------------------------------------------
Utility Bonds--1.1%
Central Maine Power Co.
$      330,000              7.45%             08/30/99            $    326,215
Salton Sea Funding
       580,000              7.02              05/30/00                 580,922
-------------------------------------------------------------------------------
                                                                  $    907,137
-------------------------------------------------------------------------------
Total Corporate Bonds
    (Cost $20,576,762)                                            $ 20,518,098
-------------------------------------------------------------------------------
Asset-Backed Securities--14.1%
Airplanes Pass Through Trust Series 1, Class C
$      155,000              8.15%             03/15/19 /(a)/      $    157,232
Asset Securitization Corp., Series 1996, Class A1
       600,000              6.88              11/13/26 /(a)/           591,398
Asset Securitization Corp., Series 4, Class A
       900,000              7.49              04/14/27                 914,800
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       177,654              5.80              06/15/02                 176,876
Discover Card Master Trust 1996-4, Class A
     1,910,000              6.06              10/16/13 /(a)/         1,942,222
Discover Card Master Trust 1996-4, Class B
     1,100,000              6.24              10/16/13               1,108,250
DVI Equipment Lease Trust Series 1996-1, Class A
     1,011,139              6.55              07/10/04               1,006,286
General Motors Acceptance Corp. Series 1995, Class A
        69,659              7.15              03/15/00                  70,203
Navistar Financial Trust, Series 1995-A, Class A2
       214,878              6.55              11/20/01                 215,549
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
       245,032              6.85              06/15/01                 247,048
Premier Auto Trust Series 1995-1, Class A4
       123,449              7.85              09/04/98                 123,680
Premier Auto Trust Series 1995-1, Class A5
        80,000              7.90              05/04/99                  80,625
Sears Credit Account Master Trust, Series  1996-1, Class A
       680,000              6.20%             02/16/06                 667,250
Sears Credit Account Master Trust, Series 1995-2, Class A
       550,000              8.10              06/15/04                 565,983
Sears Credit Account Master Trust, Series 1995-3, Class A
       300,000              7.00              10/15/04                 302,718
Standard Credit Card Master Trust, Series 1994-4, Class A
       680,000              8.25              11/07/03                 714,422
Standard Credit Card Trust, Series 1990-3, Class A
     1,120,000              9.50              07/10/98               1,120,694
Standard Credit Card Trust, Series 1990-6, Class B
       900,000              9.63              09/10/98                 910,683
World Financial Tower B Series 1996, Class B
       498,093              6.91              09/01/13                 483,679
-------------------------------------------------------------------------------
Total Asset-Backed Securities
    (Cost $11,543,903)                                            $ 11,399,598
-------------------------------------------------------------------------------
Emerging Market Debt--4.4%
Bancoldex
$       60,000              8.63%             06/02/00            $     61,372
BCO De Colombia
       110,000              8.63              06/02/00                 112,516
Bridas Corp.
       110,000             12.50              11/15/99                 118,581
Empresa Col Petroleos
       900,000              7.25              07/08/98                 903,438
Financiera Energy Nacional
        50,000              9.38              06/15/06                  50,504
        90,000              9.38              06/15/06                  94,271
Instituto de Fomento Industrial
       140,000              8.38              07/29/01                 141,558
       130,000              8.38              07/29/01                 131,447
Republic of Colombia
        30,000              7.13              05/11/98                  30,139
Republic of Croatia
       210,000              7.00              02/27/02                 204,091
Sampoerna International
       120,000              8.38              06/15/06                 120,164
United Mexican States
       180,000              7.56              08/06/01                 181,940

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Emerging Market Debt(continued)

United Mexican States (continued)
$      650,000              7.62%             08/06/01            $    657,007
YPF Sociedad Anonima
       633,003              7.50              10/26/02                 637,687
       118,531              7.00              10/26/02                 118,835
-------------------------------------------------------------------------------
Total Emerging Market Debt
    (Cost $3,558,558)                                             $  3,563,550
-------------------------------------------------------------------------------
Government Bonds--3.0%

Australia Commonwealth
AUD 2,400,000               7.50%             07/15/05            $  1,845,509
Province of Quebec
$      520,000             13.25              09/15/14                 611,666
-------------------------------------------------------------------------------
Total Government Bonds
    (Cost $2,524,905)                                             $  2,457,175
-------------------------------------------------------------------------------
Mortgage Backed Obligations--31.9%

Bear Stearns Mortgage Securities, Inc.
$    2,045,784              6.50%             03/28/09/(a)/       $  1,883,062
Federal Home Loan Mortgage Corp. (FHLMC)
     1,000,000              7.00              TBA-15 Yr./(b)/          990,938
     1,245,394              6.00              11/15/16               1,234,885
     1,000,000              6.35              03/25/18                 976,870
Federal National Mortgage Association (FNMA)
     1,000,000              6.50              TBA-7 Yr./(b)/           981,560
     1,000,000              7.00              TBA-30 Yr./(b)/          968,750
     4,500,000              7.50              TBA-30 Yr./(b)/        4,466,250
       500,000              6.25              07/25/18                 486,875
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
     2,000,000              7.00              05/25/24/(a)/          1,771,240
Government National Mortgage Association (GNMA)
     3,000,000              7.50              TBA-30 Yr./(b)/        2,973,750
     3,000,000              8.00              TBA-30 Yr./(b)/        3,040,290
       335,213              8.00              02/15/17                 344,240
        30,057              7.00              11/15/22                  29,296
       362,778              7.00              12/15/22                 353,592
       596,838              7.00              12/15/22                 581,726
       184,742              7.00              01/15/23                 179,892
       787,526              7.50              03/15/23                 785,313
       779,931              7.00              05/15/23                 759,457
       120,766              7.50              08/15/23                 120,427
        39,068              7.00              11/15/23                  38,042
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     1,000,000              7.32%             12/26/28                 997,227
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
       900,000              7.46              05/15/06                 912,375
Prudential Home Mortgage Securities Corp. 1992-39 A8
     1,000,000              7.11              12/25/07                 860,550
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $25,637,886)                                            $ 25,736,607
-------------------------------------------------------------------------------
Sovereign Credit--0.4%

State of Israel
$      370,000              6.38%             12/15/05            $    343,748
-------------------------------------------------------------------------------
Total Sovereign Credit
    (Cost $346,061)                                               $    343,748
-------------------------------------------------------------------------------
U.S. Treasury Obligations--17.0%

United States Treasury Bonds
$      330,000              8.75%             05/15/17            $    390,070
       550,000              8.88              08/15/17/(a)/            657,938
     2,230,000              8.75              05/15/20               2,656,488
       120,000              7.88              02/15/21/(a)/            131,174
     2,240,000              7.63              02/15/25               2,402,400
United States Treasury Interest-Only Stripped Securities/(c)/
     2,250,000              6.99              08/15/09                 966,893
       350,000              7.04              11/15/10                 136,808
United States Treasury Notes
     4,000,000              6.88              08/31/99               4,044,360
       280,000              5.63              11/30/00                 272,387
       590,000              7.88              11/15/04/(a)/            630,380
United States Treasury Principal-Only Stripped Securities/(d)/
        40,000              5.78              11/15/97                  38,781
       410,000              6.81              11/15/04/(a)/            247,566
     5,730,000              7.22              05/15/20               1,119,356
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
    (Cost $13,742,043)                                            $ 13,694,601
-------------------------------------------------------------------------------
Yankee Bonds--0.3%

Korea Electric Power
$      263,790              7.40%             04/01/16            $    265,088
-------------------------------------------------------------------------------
Total Yankee Bonds
    (Cost $255,077)                                               $    265,088
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Repurchase Agreement--20.1%

Joint Repurchase Agreement Account/(a)/
$   16,200,000              5.49%             05/01/97            $ 16,200,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $16,200,000)                                            $ 16,200,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $94,385,195)/(e)/                                       $ 94,178,465
-------------------------------------------------------------------------------
Futures contracts open at April 30, 1997 are as follows:
                                Number of
                                Contracts
                                  Long           Settlement       Unrealized
           Type                (Short)(f)          Month          Gain (Loss)
----------------------------  --------------  -----------------  -------------
Euro Dollars                          5       June 1997              $4,250
Euro Dollars                          8       September 1997         (2,338)
Euro Dollars                          5       December 1997          (1,000)
Euro Dollars                          5       June 1998              (2,250)
5 Year U.S. Treasury Notes           10       June 1997              (2,828)
10 Year U.S. Treasury Notes          17       June 1997             (12,750)
U.S. Long Term Bond                 (14)      June 1997              42,682
                                                                 -------------
                                                                    $25,766
-------------------------------------------------------------------------------
Federal Income Tax Information:

Gross unrealized gain for investments in which value
    exceeds cost                                                   $382,996
Gross unrealized loss for investments in which cost
    exceeds value                                                  (704,905)
------------------------------------------------------------------------------
Net unrealized loss                                               $(321,909)
--------------------------------------------------------------------------------


/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls, and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The interest rate disclosed for these securitites represents effective yields to maturity.
/(e)/The aggregate cost for federal income tax purposes is $94,500,374. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year and 10-Year U.S. Treasury Note and each U.S. Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value are $27,100,000 and $9,088,344, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

  The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Adjustable
                                                                                             Rate           Short Duration
                                                                                          Government          Government
                                                                                              Fund               Fund
                                                                                        --------------------------------------
Assets:

Investments in securities, at value (cost $594,120,929, $102,639,463, $39,615,334
    and $94,385,195, respectively)                                                        $ 596,596,552       $ 102,672,119
Cash                                                                                             57,183              89,184
Receivables:
    Investment securities sold                                                                  295,632                  --
    Interest                                                                                  6,240,961           1,042,023
    Forward foreign currency exchange contracts                                                      --                  --
    Fund shares sold                                                                          2,978,910             203,746
    Variation margin                                                                                 --                  --
Deferred organization expenses, net                                                                  --                  --
Other assets                                                                                     64,048              50,879
------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                           606,233,286         104,057,951
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
    Dividends                                                                                 1,032,523             109,251
    Investment securities purchased                                                           1,331,393                  --
    Fund shares repurchased                                                                  10,604,905               1,707
    Investment adviser fees                                                                     191,592              34,620
    Transfer agent fees                                                                          42,054                  --
    Authorized dealer service fees                                                                6,616                  --
    Variation margin                                                                             87,000              46,971
Accrued expenses and other liabilities                                                           59,487              15,162
------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                       13,355,570             207,711
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                                             643,684,171         117,737,007
Accumulated undistributed (distributions in excess of) net investment income                 (2,943,415)            599,277
Accumulated net realized loss on investment and futures transactions                        (49,959,507)        (14,542,059)
Accumulated net realized foreign currency loss                                                       --                  --
Net unrealized gain (loss) on investments and futures                                         2,096,467              56,015
Net unrealized gain on translation of assets and liabilities denominated in
    foreign currencies                                                                               --                  --
------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                         $   592,877,716     $   103,850,240
------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
    Institutional shares                                                                          $9.86               $9.76
    Administration shares                                                                         $9.86               $9.78
    Service shares                                                                                $9.86               $9.75
    Class A shares (a)                                                                            $9.86                  --
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Institutional shares                                                                     55,732,381          10,231,208
    Administration shares                                                                       424,079             153,792
    Service shares                                                                                2,171             258,644
    Class A shares                                                                            3,960,437                  --
------------------------------------------------------------------------------------------------------------------------------
     Total shares of beneficial interest outstanding, $.001 par value (unlimited
         number of shares authorized)                                                        60,119,068          10,643,644
------------------------------------------------------------------------------------------------------------------------------


                                                                                            Short             Core
                                                                                          Duration           Fixed
                                                                                          Tax-Free           Income
                                                                                            Fund              Fund
                                                                                       ---------------------------------
Assets:

Investments in securities, at value (cost $594,120,929, $102,639,463, $39,615,334
    and $94,385,195, respectively)                                                      $  39,692,726      $  94,178,465
Cash                                                                                           91,511             94,989
Receivables:
    Investment securities sold                                                                145,393          1,331,207
    Interest                                                                                  554,155          1,045,248
    Forward foreign currency exchange contracts                                                    --             34,692
    Fund shares sold                                                                               --             60,750
    Variation margin                                                                               --              6,750
Deferred organization expenses, net                                                            10,458             41,206
Other assets                                                                                   51,608             29,277
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                          40,545,851         96,822,584
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
    Dividends                                                                                  18,312             43,289
    Investment securities purchased                                                         2,144,574         15,935,315
    Fund shares repurchased                                                                    10,296                 --
    Investment adviser fees                                                                    11,244             26,250
    Transfer agent fees                                                                        12,983              2,771
    Authorized dealer service fees                                                                 --                 --
    Variation margin                                                                               --                 --
Accrued expenses and other liabilities                                                         31,430             30,169
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                      2,228,839         16,037,794
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                                            42,243,143         81,193,439
Accumulated undistributed (distributions in excess of) net investment income                   90,133             36,949
Accumulated net realized loss on investment and futures transactions                       (4,093,656)          (267,089)
Accumulated net realized foreign currency loss                                                     --            (32,353)
Net unrealized gain (loss) on investments and futures                                          77,392           (175,768)
Net unrealized gain on translation of assets and liabilities denominated in
    foreign currencies                                                                             --             29,612
-------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $   38,317,012       $  80,784,790
-------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
    Institutional shares                                                                        $9.94              $9.71
    Administration shares                                                                       $9.94              $9.70
    Service shares                                                                              $9.94              $9.72
    Class A shares (a)                                                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Institutional shares                                                                    3,738,166          7,565,340
    Administration shares                                                                      11,363            638,323
    Service shares                                                                            105,100            114,034
    Class A shares                                                                                 --                 --
-------------------------------------------------------------------------------------------------------------------------
     Total shares of beneficial interest outstanding, $.001 par value (unlimited
         number of shares authorized)                                                       3,854,629          8,317,697
-------------------------------------------------------------------------------------------------------------------------

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $10.01.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                                  Adjustable          Short
                                                                                                     Rate            Duration
                                                                                                  Government        Government
                                                                                                     Fund              Fund
                                                                                                -----------------------------------
Investment income:
Interest/(a)/                                                                                   $   19,521,515     $  3,571,901
-----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                   19,521,515        3,571,901
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                              1,196,772          259,279
Distribution fees                                                                                       24,001               --
Authorized dealer service fees                                                                          24,001               --
Administration share fees                                                                                5,231            1,118
Service share fees                                                                                          10            5,244
Transfer agent fees                                                                                    143,729               --
Custodian fees                                                                                          65,396           32,437
Professional fees                                                                                       30,592           30,169
Registration fees                                                                                       31,419           29,736
Amortization of deferred organization expenses                                                              --               --
Trustees' fees                                                                                           5,754              990
Other                                                                                                   64,428           26,459
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                  1,591,333          385,432
     Less--Expenses reimbursable and fees waived by Goldman Sachs                                     (215,722)        (145,719)
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                    1,375,611          239,713
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                          18,145,904        3,332,188
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
    futures transactions:
Net realized gain (loss) from:
    Investment transactions                                                                           (301,736)          77,934
    Futures transactions                                                                              (575,601)         (78,182)
    Foreign currency related transactions                                                                   --               --
Net change in unrealized gain (loss) on:
    Investments                                                                                      3,237,459         (594,540)
    Futures                                                                                           (523,110)          (9,522)
    Translation of assets and liabilities denominated in foreign currencies                                 --               --
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment and futures
       transactions                                                                                  1,837,012         (604,310)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                       $   19,982,916     $  2,727,878
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

                                                                                                Short            Core
                                                                                              Duration          Fixed
                                                                                              Tax-Free          Income
                                                                                                Fund             Fund
                                                                                             -----------------------------
Investment income:
Interest/(a)/                                                                                $   846,820     $  2,713,928
--------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                846,820        2,713,928
--------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                           72,141          152,651
Distribution fees                                                                                     --               --
Authorized dealer service fees                                                                        --               --
Administration share fees                                                                             79            4,929
Service share fees                                                                                 2,452            1,908
Transfer agent fees                                                                                7,214           15,265
Custodian fees                                                                                    24,930           43,131
Professional fees                                                                                 30,238           29,501
Registration fees                                                                                 29,353           29,627
Amortization of deferred organization expenses                                                    10,290           12,146
Trustees' fees                                                                                       332              775
Other                                                                                             15,581            8,570
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              192,610          298,503
     Less--Expenses reimbursable and fees waived by Goldman Sachs                               (108,922)        (119,934)
--------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                 83,688          178,569
--------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                       763,132        2,535,359
--------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
    futures transactions:
Net realized gain (loss) from:
    Investment transactions                                                                       46,213          (11,091)
    Futures transactions                                                                              --          (15,366)
    Foreign currency related transactions                                                             --          (32,353)
Net change in unrealized gain (loss) on:
    Investments                                                                                 (125,032)      (1,032,929)
    Futures                                                                                           --          (72,450)
    Translation of assets and liabilities denominated in foreign currencies                           --           29,612
--------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment and futures
        transactions                                                                             (78,819)      (1,134,577)
--------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                    $   684,313     $  1,400,782
--------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $4,391 in foreign withholding tax for the Core Fixed Income Fund.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                    Adjustable          Short
                                                                                       Rate           Duration
                                                                                    Government        Government
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  18,145,904    $   3,332,188
Net realized gain (loss) from investment and futures transactions                     (877,337)            (248)
Net realized loss from foreign currency related transactions                                --               --
Net change in unrealized gain (loss) on investments and futures                      2,714,349         (604,062)
Net change in unrealized gain on translation of assets and liabilities
    denominated in foreign currencies                                                       --               --
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                            19,982,916        2,727,878
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                            (16,997,708)      (3,409,055)
   Administration shares                                                              (118,601)         (29,022)
   Service shares                                                                         (107)         (65,458)
   Class A shares                                                                     (531,120)              --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (17,647,536)      (3,503,535)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  224,637,176       17,764,086
Reinvestment of dividends and distributions                                         10,493,073        2,378,322
Cost of shares repurchased                                                        (272,256,791)     (17,534,072)
----------------------------------------------------------------------------------------------------------------
      Net (decrease) increase in net assets resulting from shares transactions     (37,126,542)       2,608,336
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                    (34,791,162)       1,832,679
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              $ 627,668,878    $ 102,017,561
----------------------------------------------------------------------------------------------------------------
End of period                                                                    $ 592,877,716    $ 103,850,240
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income     $  (2,943,415)   $     599,277
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                                      22,833,196        1,813,884
   Reinvestment of dividends and distributions                                       1,066,128          243,233
   Shares repurchased                                                              (27,664,736)      (1,793,383)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                       (3,765,412)         263,734
----------------------------------------------------------------------------------------------------------------

                                                                                      Short           Core
                                                                                     Duration        Fixed
                                                                                     Tax-Free        Income
                                                                                       Fund           Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $    763,132    $  2,535,359
Net realized gain (loss) from investment and futures transactions                      46,213         (26,457)
Net realized loss from foreign currency related transactions                               --         (32,353)
Net change in unrealized gain (loss) on investments and futures                      (125,032)     (1,105,379)
Net change in unrealized gain on translation of assets and liabilities
    denominated in foreign currencies                                                      --          29,612
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                              684,313       1,400,782
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                              (743,379)     (2,380,508)
   Administration shares                                                               (1,285)       (127,789)
   Service shares                                                                     (18,468)        (23,664)
   Class A shares                                                                          --              --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                            (763,132)     (2,531,961)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  15,143,248       8,630,772
Reinvestment of dividends and distributions                                           633,411       2,308,481
Cost of shares repurchased                                                        (12,937,480)     (2,167,703)
----------------------------------------------------------------------------------------------------------------
      Net (decrease) increase in net assets resulting from shares transactions      2,839,179       8,771,550
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                     2,760,360       7,640,371
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              $ 35,556,652    $ 73,144,419
----------------------------------------------------------------------------------------------------------------
End of period                                                                    $ 38,317,012    $ 80,784,790
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income     $     90,133    $     36,949
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                                      1,519,494         880,108
   Reinvestment of dividends and distributions                                         63,471         235,763
   Shares repurchased                                                              (1,297,285)       (220,518)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                         285,680         895,353
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended October 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                    Adjustable          Short
                                                                                       Rate           Duration
                                                                                    Government        Government
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  37,031,818    $   6,604,446
Net realized gain (loss) from investment and futures transactions                   (2,502,624)        (567,819)
Net change in unrealized gain (loss) on investments and futures                      7,711,106          619,618
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                          42,240,300        6,656,245
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
    Institutional shares                                                           (36,233,589)      (6,561,519)
    Administration shares                                                             (220,450)          (2,548)
    Service shares                                                                          --          (14,792)
    Class A shares                                                                    (577,779)              --
In excess of net investment income
    Institutional shares                                                            (1,304,006)              --
    Administration shares                                                               (7,930)              --
    Class A shares                                                                     (20,794)              --
Net realized gain (loss) on investment, and future transactions
    Institutional shares                                                                    --               --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (38,364,548)      (6,578,859)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  406,586,374       42,019,441
Reinvestment of dividends and distributions                                         18,181,648        4,153,816
Cost of shares repurchased                                                        (477,107,914)     (47,993,112)
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from shares transactions     (52,339,892)      (1,819,855)
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                    (48,464,140)      (1,742,469)
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                $ 676,133,018    $ 103,760,030
----------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 627,668,878    $ 102,017,561
----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed net investment income     $  (3,441,783)   $     770,624
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
    Shares sold                                                                     41,534,978        4,293,467
    Reinvestment of dividends and distributions                                      1,856,783          424,274
    Shares repurchased                                                             (48,741,470)      (4,905,357)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)  in shares outstanding                                      (5,349,709)        (187,616)
----------------------------------------------------------------------------------------------------------------

                                                                                      Short             Core
                                                                                     Duration          Fixed
                                                                                     Tax-Free          Income
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  1,786,304      $  4,013,477
Net realized gain (loss) from investment and futures transactions                     331,638          (253,420)
Net change in unrealized gain (loss) on investments and futures                      (396,071)          (75,350)
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                          1,721,871         3,684,707
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
    Institutional shares                                                           (1,766,892)       (4,019,797)
    Administration shares                                                              (2,032)          (19,144)
    Service shares                                                                    (17,380)           (5,349)
    Class A shares                                                                         --                --
  In excess of net investment income
    Institutional shares                                                                   --                --
    Administration shares                                                                  --                --
    Class A shares                                                                         --                --
Net realized gain (loss) on investment, and future transactions
    Institutional shares                                                                   --          (450,016)
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (1,786,304)       (4,494,306)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  22,248,684        21,976,567
Reinvestment of dividends and distributions                                         1,401,492         4,315,748
Cost of shares repurchased                                                        (46,918,400)       (7,840,575)
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from shares transactions    (23,268,224)       18,451,740
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                   (23,332,657)       17,642,141
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                $ 58,889,309        55,502,278
----------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 35,556,652      $ 73,144,419
----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed net investment income     $     90,133      $     33,551
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
    Shares sold                                                                     2,233,482         2,244,430
    Reinvestment of dividends and distributions                                       140,950           439,299
    Shares repurchased                                                             (4,727,959)         (811,075)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)  in shares outstanding                                     (2,353,527)        1,872,654
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
1. Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and Goldman Sachs Core Fixed Income Fund (Core Fixed Income), collectively, ("the Funds") or individually a ("Fund"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the Adjustable Rate Government Fund offers Class A shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts. In addition, Short Duration Government, Short Duration Tax-Free, and Core Fixed Income added two new share classes, Class A and Class B, as of May 1.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for Short Duration Tax-Free. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income Fund.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Core Fixed Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
The Funds, with the exception of Short Duration Tax-Free, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Futures Contracts
--------------------
The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

G. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

H. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
     Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

I. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Core Fixed Income and December 31, 1996 for Adjustable Rate Government, Short Duration Government and Short Duration Tax-Free) had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                             Years of
Fund                                        Amount          Expiration
------------------------------------    -------------      -------------
Adjustable Rate Government               $49,069,000         2000-2004
Short Duration Government                $14,141,000         2002-2004
Short Duration Tax-Free                   $4,058,000         2002-2003
Core Fixed Income                            $77,000           2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3. Agreements

Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Adjustable Rate Government and Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the Short Duration Tax-Free and Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of Adjustable Rate Government, Short Duration Tax-Free and Core Fixed Income and .50% of average daily net assets of Short Duration Government. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for Short Duration Government.

     The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, Administrative and Service Share fees, indemnification and other extraordinary expenses and with respect to Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets.

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of Adjustable Rate Government Class A shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $110,300 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.

     The Trust, on behalf of Adjustable Rate Government, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee.

     The Trust, on behalf of Adjustable Rate Government, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Adjustable Rate Government pays a fee under the Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A shares.

     For the period ended April 30, 1997, the advisors and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows(in thousands):

                              Waivers
                          ---------------
                                                                   Reimburse-
                                      Class A      Reimburse-         ment
         Fund            Advisor       12b-1          ment         Outstanding
-------------------------------------------------------------------------------
Adjustable Rate
  Government               --           $24           $192             $22
Short Duration
  Government              $52            --             94              14
Short Duration
  Tax-Free                 --            --            109              28
Core Fixed
  Income                   --            --            120              28

     For the period ended April 30, 1997, Adjustable Rate Government, Short Duration Government, and Core Fixed Income incurred commission expenses of approximately $35,000, $8,500, and $900, respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Adjustable Rate Government and Short Duration Government had approximately $87,000 and $47,000, respectively, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $7,000 relating to variation margin was due to Core Fixed Income from Goldman Sachs.

     As of May 1, 1997, the Funds advisory agreements were changed to management agreements encompassing the same services and fee structure.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the six months ended April 30, 1997, the Funds did not have any borrowings under this facility.


5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

-----------------------------------------------------------------------------------------------
                                                                    Short
                           Adjustable Rate   Short Duration       Duration          Core Fixed
                              Government       Government         Tax-Free            Income
-----------------------------------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations              $ 150,343,674      $46,763,342             --           $115,895,051
-----------------------------------------------------------------------------------------------
Purchases (excluding U.S.
  Government and agency
  obligations)                    --               --            $39,438,868         22,633,489
-----------------------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations         198,396,859       44,501,257             --            118,193,576
-----------------------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)                    --               --             35,970,076         12,305,124
-----------------------------------------------------------------------------------------------

        At April 30, 1997, Core Fixed Income had an outstanding forward foreign currency exchange contract, to sell foreign currency as follows:


-----------------------------------------------------------------------------------------------
                                          Value on
     Foreign Currency                    Settlement           Current              Unrealized
       Sell Contract                        Date               Value                  Gain
-----------------------------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97                  $  1,897,856        $  1,863,164             $ 34,692
-----------------------------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6. Administration and Service Plans

The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of April 30, 1997, Adjustable Rate Government, Short Duration Government and Core Fixed Income had undivided interests in the repurchase agreements in the following joint account which equaled $36,700,000, $600,000 and $16,200,000, respectively, in principal amount.

     As of April 30, 1997, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity data) were as follows:


----------------------------------------------------------------------------------------
Principal                    Interest              Maturity                  Amortized
Amount                         Rate                  Date                      Cost
----------------------------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price $680,103,889 (GNMA:
  $59,497,211, 7.50%-9.00%, 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%-8.00%,
  02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%, 2/01/98-4/01/27)
$680,000,000                   5.50%               5/01/97                 $680,000,000
Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833
  (FNMA: $182,812,268, 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543, 6.02%-
  6.75%, 1/28/00-12/04/01, FCSB: $49,581,430, 6.05%-6.25%, 5/10/99-12/03/99,
  SLMA: $29,222,430, 6.00%, 1/16/01)
 300,000,000                   5.50                5/01/97                  300,000,000
Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S.
  Treasury Bill: $53,475,803, 2/05/98)
52,300,000                     5.40                5/01/97                   52,300,000
---------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                 $1,032,300,000
---------------------------------------------------------------------------------------

9. Other Matters

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 33% of the outstanding shares of the Short Duration Government Fund.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
10. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:

                                   Adjustable Rate Government     Short Duration Government
---------------------------------------------------------------------------------------------
                                   Shares           Dollars         Shares         Dollars
                                -------------------------------------------------------------
Institutional shares
Shares sold                       18,594,775     $182,930,563     1,584,839     $15,518,375
Reinvestment of dividends
    and distributions              1,001,545        9,856,991       234,064       2,288,677
Shares repurchased               (26,271,346)    (258,542,996)   (1,756,576)    (17,174,153)
                                -------------------------------------------------------------
                                  (6,675,026)     (65,755,442)       62,327         632,899
                                -------------------------------------------------------------

Administration shares
Shares sold                          105,099        1,034,098       136,265       1,337,724
Reinvestment of dividends
    and distributions                  5,632           55,427         2,467          24,158
Shares repurchased                   (72,390)        (712,347)      (10,477)       (102,683)
                                -------------------------------------------------------------
                                      38,341          377,178       128,255       1,259,199
                                -------------------------------------------------------------

Service shares
Shares sold                            2,161           21,270        92,780         907,987
Reinvestment of dividends
    and distributions                     11              107         6,702          65,487
Shares repurchased                        (1)             (10)      (26,330)       (257,236)
                                -------------------------------------------------------------
                                       2,171           21,367        73,152         716,238
                                -------------------------------------------------------------

Class A shares
Shares sold                        4,131,161       40,651,245          --              --
Reinvestment of dividends
    and distributions                 58,940          580,548          --              --
Shares repurchased                (1,320,999)     (13,001,438)         --              --
                                -------------------------------------------------------------
                                   2,869,102       28,230,355          --              --
                                -------------------------------------------------------------

Net increase (decrease)           (3,765,412)    $(37,126,542)      263,734      $2,608,336
                                ==============================================================

                                    Short Duration Tax-Free          Core Fixed Income
                                -------------------------------------------------------------
                                   Shares           Dollars        Shares         Dollars
                                -------------------------------------------------------------
Institutional shares
Shares sold                        1,341,295      $13,363,572       212,032     $2,070,524
Reinvestment of dividends
    and distributions                 61,868          617,418       227,665      2,229,551
Shares repurchased                (1,159,405)     (11,559,759)     (186,679)    (1,835,467)
                                -------------------------------------------------------------
                                     243,758        2,421,231       253,018      2,464,608
                                -------------------------------------------------------------

Administration shares
Shares sold                            6,402           63,690       579,102      5,684,739
Reinvestment of dividends
    and distributions                    116            1,153         5,675         55,281
Shares repurchased                       --               --        (17,694)      (174,314)
                                -------------------------------------------------------------
                                       6,518           64,843       567,083      5,565,706
                                -------------------------------------------------------------

Service shares
Shares sold                          171,797        1,715,986        88,974        875,509
Reinvestment of dividends
    and distributions                  1,487           14,840         2,423         23,649
Shares repurchased                  (137,880)      (1,377,721)      (16,145)      (157,922)
                                -------------------------------------------------------------
                                      35,404          353,105        75,252        741,236
                                -------------------------------------------------------------

Class A shares
Shares sold                              --               --            --             --
Reinvestment of dividends
    and distributions                    --               --            --             --
Shares repurchased                       --               --            --             --
                                -------------------------------------------------------------
                                         --               --            --             --
                                -------------------------------------------------------------

Net increase (decrease)              285,680       $2,839,179       895,353     $8,771,550
                                ============================================================

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(unaudited)

-------------------------------------------------------------------------------

Share activity for the year ended October 31, 1996 is as follows:

                                   Adjustable Rate Government     Short Duration Government
---------------------------------------------------------------------------------------------
                                   Shares           Dollars         Shares         Dollars
---------------------------------------------------------------------------------------------
Institutional shares
Shares sold                        39,981,299     $391,363,204     4,072,082     $39,855,638
Reinvestment of dividends
    and distributions               1,780,288       17,432,484       422,559       4,137,041
Shares repurchased                (46,666,343)    (456,776,795)   (4,893,286)    (47,875,174)
---------------------------------------------------------------------------------------------
                                   (4,904,756)     (47,981,107)     (398,645)     (3,882,495)
---------------------------------------------------------------------------------------------

Administration shares
Shares sold                           148,981        1,457,872        33,251         326,101
Reinvestment of dividends
    and distributions                   9,641           94,420           207           2,032
Shares repurchased                   (138,609)      (1,356,764)       (7,921)        (77,312)
---------------------------------------------------------------------------------------------
                                       20,013          195,528        25,537         250,821
---------------------------------------------------------------------------------------------

Service shares
Shares sold                              --               --         188,134       1,837,702
Reinvestment of dividends
    and distributions                    --               --           1,508          14,743
Shares repurchased                       --               --          (4,150)        (40,626)
---------------------------------------------------------------------------------------------
                                         --               --         185,492       1,811,819
---------------------------------------------------------------------------------------------

Class A shares
Shares sold                         1,404,698       13,765,298          --              --
Reinvestment of dividends
    and distributions                  66,854          654,744          --              --
Shares repurchased                 (1,936,518)     (18,974,355)         --              --
---------------------------------------------------------------------------------------------
                                     (464,966)      (4,554,313)         --              --
---------------------------------------------------------------------------------------------

Net increase (decrease)            (5,349,709)    $(52,339,892)     (187,616)    $(1,819,855)
=============================================================================================

                                    Short Duration Tax-Free          Core Fixed Income
---------------------------------------------------------------------------------------------
                                   Shares           Dollars        Shares         Dollars
---------------------------------------------------------------------------------------------
Institutional shares
Shares sold                         2,085,253      $20,777,050     2,094,833     $20,524,422
Reinvestment of dividends
    and distributions                 139,126        1,383,351       436,903       4,292,533
Shares repurchased                 (4,601,865)     (45,664,878)     (769,104)     (7,431,360)
---------------------------------------------------------------------------------------------
                                   (2,377,486)     (23,504,477)    1,762,632      17,385,595
---------------------------------------------------------------------------------------------

Administration shares
Shares sold                            10,672          105,302       106,074       1,029,912
Reinvestment of dividends
    and distributions                     203            2,017         1,847          17,883
Shares repurchased                    (10,644)        (105,478)      (36,681)       (358,284)
---------------------------------------------------------------------------------------------
                                          231            1,841        71,240         689,511
---------------------------------------------------------------------------------------------

Service shares
Shares sold                           137,557        1,366,332        43,525         422,233
Reinvestment of dividends
    and distributions                   1,621           16,124           549           5,332
Shares repurchased                   (115,450)      (1,148,044)       (5,292)        (50,931)
---------------------------------------------------------------------------------------------
                                       23,728          234,412        38,782         376,634
---------------------------------------------------------------------------------------------

Class A shares
Shares sold                              --               --            --              --
Reinvestment of dividends
    and distributions                    --               --            --              --
Shares repurchased                       --               --            --              --
---------------------------------------------------------------------------------------------
                                         --               --            --              --
---------------------------------------------------------------------------------------------

Net increase (decrease)            (2,353,527)    $(23,268,224)    1,872,654     $18,451,740
=============================================================================================


-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------




                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------

                                             ADJUSTABLE RATE GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      $9.83     $0.2971/(a)/     $0.0216/(a)/     --           $0.3187       $(0.2887)       --
1997-Administration
     Shares ..............       9.83      0.2844/(a)/      0.0221/(a)/     --            0.3065        (0.2765)       --
1997-Service
     Shares/(m)/ .........       9.84      0.0527/(a)/      0.0200/(a)/     --            0.0727        (0.0527)       --
1997-Class A Shares ......       9.83      0.2766/(a)/      0.0300/(a)/     --            0.3066        (0.2766)       --

For the Year Ended October 31,
------------------------------------------------------

1996-Institutional
     Shares ..............       9.77      0.5759/(a)/      0.0772/(a)/     --            0.6531        (0.5725)       --
1996-Administration
     Shares ..............       9.77      0.5489/(a)/      0.0797/(a)/     --            0.6286        (0.5489)       --
1996-Class A Shares ......       9.77      0.5481/(a)/      0.0806/(a)/     --            0.6287        (0.5489)       --

1995-Institutional
     Shares ..............       9.74      0.5630/(a)/      0.0717/(a)/     --            0.6347        (0.5759)       --
1995-Administration
     Shares ..............       9.74      0.5366/(a)/      0.0737/(a)/     --            0.6103        (0.5528)       --
1995-Class A
     Shares/(c)/..........       9.79      0.2721/(a)/     (0.0090)/(a) /   --            0.2631        (0.2697)       --


1994-Institutional
     Shares ..............      10.00      0.4341/(a)/     (0.2455)/(a) /   --            0.1886        (0.4486)       --
1994-Administration
     Shares ..............      10.00      0.4211/(a)/     (0.2572)/(a) /   --            0.1639        (0.4239)       --

1993-Institutional
     Shares ..............      10.04      0.4397          (0.0376)/(d) /   --            0.4021        (0.4397)       --
1993-Administration
     Shares/(e)/..........      10.02      0.2146          (0.0173)/(d) /   --            0.1973        (0.2146)       --

1992-Institutional
     Shares ..............      10.03      0.5599          (0.0029)/(d) /   --            0.5570        (0.5470)       --


For the Period July 17, 1991/(g)/through October 31,
------------------------------------------------------

1991-Institutional
     Shares ..............      10.00      0.1531           0.0322/(d)/     --            0.1853        (0.1553)       --


                                     Distributions to shareholders
                          ----------------------------------------------------------
                                         In excess of
                                         net realized                                    Net
                                            gain on                                   increase
                             In excess    investment,      From         Total        (decrease)     Net asset
                              of net      option and       paid     distributions      in net        value at
                            investment      futures         in            to            asset         end of        Total
                              income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------


                                                  ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............       --          --           --            $(0.2887)        $0.0300        $9.86       3.28%/(f)/
1997-Administration
     Shares ..............       --          --           --             (0.2765)         0.0300         9.86       3.16/(f)/
1997-Service
     Shares/(m)/ .........       --          --           --             (0.0527)         0.0200         9.86       0.74/(f)/
1997-Class A Shares ......       --          --           --             (0.2766)         0.0300         9.86       3.16/(f)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............    (0.0206)       --           --             (0.5931)         0.0600         9.83       6.86
1996-Administration
     Shares ..............    (0.0198)       --           --             (0.5687)         0.0600         9.83       6.60
1996-Class A Shares ......    (0.0198)       --           --             (0.5687)         0.0600         9.83       6.60

1995-Institutional
     Shares ..............    (0.0287)       --           --             (0.6046)         0.0301         9.77       6.75
1995-Administration
     Shares ..............    (0.0275)       --           --             (0.5803)         0.0300         9.77       6.48
1995-Class A
     Shares/(c)/..........    (0.0134)       --           --             (0.2831)        (0.0200)        9.77       2.74/(f)/

1994-Institutional
     Shares ..............    --             --           --             (0.4486)        (0.2600)        9.74       1.88
1994-Administration
     Shares ..............    --             --           --             (0.4239)        (0.2600)        9.74       1.63

1993-Institutional
     Shares ..............    (0.0024)       --           --             (0.4421)        (0.0400)       10.00       4.13
1993-Administration
     Shares/(e)/..........    (0.0027)       --           --             (0.2173)        (0.0200)       10.00       2.01/(f)/

1992-Institutional
     Shares ..............    --             --           --             (0.5470)         0.0100        10.04       6.12


For the Period July 17, 1991/(g)/through October 31
------------------------------------------------------
1991-Institutional Shares.    --             --           --             (0.1553)         0.0300        10.03       2.14/(f)/


                                                                                    Ratios assuming
                                                                                   no voluntary waiver
                                                                                       of fees or
                                                                                   expense limitations
                                                                               ----------------------------
                                         Ratio of                                              Ratio of
                                           net                         Net                        net
                           Ratio of     investment                   assets                   investment
                              net         income                     at end       Ratio of      income
                           expenses       (loss)      Portfolio        of         expenses      (loss)
                           to average   to average     turnover      period      to average   to average
                           net assets   net assets     rate/(d)/    (in 000s)    net assets   net assets
                          ---------------------------------------------------------------------------------

                                   ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............   0.45%/(b)/     6.08%/(b)/    25.64%       $549,611    0.51%/(b)/      6.02%/(b)/
1997-Administration
     Shares ..............   0.70/(b)/      5.83/(b)/     25.64           4,182    0.76/(b)/       5.77/(b)/
1997-Service
     Shares/(m)/ .........   0.95/(b)/      5.64/(b)/     25.64              22    1.01/(b)/       5.58/(b)/
1997-Class A Shares ......   0.70/(b)/      5.61/(b)/     25.64          39,063    1.01/(b)/       5.30/(b)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............   0.45           5.85          52.36         613,149    0.51            5.79
1996-Administration
     Shares ..............   0.70           5.59          52.36           3,792    0.76            5.53
1996-Class A Shares ......   0.70           5.59          52.36          10,728    1.01            5.28

1995-Institutional
     Shares ..............   0.46           5.77          24.12         657,358    0.53            5.70
1995-Administration
     Shares ..............   0.71           5.50          24.12           3,572    0.78            5.43
1995-Class A
     Shares/(c)/..........   0.69/(b)/      5.87/(b)/     24.12          15,203    1.01/(b)/       5.55/(b)/

1994-Institutional
     Shares ..............   0.46           4.38          37.81         942,523    0.49            4.35
1994-Administration
     Shares ..............   0.71           4.27          37.81           6,960    0.74            4.24

1993-Institutional
     Shares ..............   0.45           4.36         103.74       2,760,871    0.48            4.33
1993-Administration
     Shares/(e)/..........   0.70/(b)/      3.81/(b)/    103.74           5,326    0.73/(b)/       3.78/(b)/

1992-Institutional
     Shares ..............   0.42           5.61         286.40       2,145,064    0.55            5.48


For the Period July 17, 1991(g)through October 31,
------------------------------------------------------
1991-Institutional
     Shares ..............   0.20/(b)/      7.31/(b)/    145.67/(b)/    239,642    1.02/(b)/       6.49/(b)/

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                              SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.      $9.83   $0.3287/(a)/   $(0.0700)/(a)/       --           $0.2587       $(0.3287)       --
1997-Administration
     Shares ..............       9.85    0.3175/(a)/    (0.0700)/(a)/       --            0.2475        (0.3175)       --
1997-Service Shares ......       9.82    0.3043/(a)/    (0.0700)/(a)/       --            0.2343        (0.3043)       --

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.       9.82    0.6290/(a)/     0.0136/(a)/        --            0.6426        (0.6326)       --
1996-Administration
     Shares/(h)/..........       9.86    0.3837/(a)/     0.0003/(a)/        --            0.3840        (0.3940)       --
1996-Service
     Shares/(i)/..........       9.72    0.3134/(a)/     0.1018/(a)/        --            0.4152        (0.3152)       --

1995-Institutional Shares.       9.64    0.6652/(a)/     0.1666/(a)/        --            0.8318        (0.6518)       --
1995-Administration
     Shares ..............       9.64    0.2384/(a)/    (0.0433)/(a)/       --            0.1951        (0.2051)       --

1994-Institutional Shares.      10.14    0.5628/(a)/    (0.4592)/(a)/       --            0.1036        (0.5598)       (0.0438)
1994-Administration
     Shares ..............      10.14    0.5329/(a)/    (0.4539)/(a)/       --            0.0790        (0.5352)       (0.0438)

1993-Institutional Shares.      10.16    0.5627         (0.0135)/(d)/       --            0.5492        (0.5627)       --
1993-Administration
     Shares/(e)/..........      10.23    0.2725         (0.0900)/(d)/       --            0.1825        (0.2725)       --

1992-Institutional Shares.      10.22    0.6703         (0.0600)/(d)/       --            0.6103        (0.6703)       --

1991-Institutional Shares.      10.00    0.8020          0.2200/(d)/        --            1.0220        (0.8020)       --

1990-Institutional Shares.      10.07    0.8300         (0.0700)/(d)/       --            0.7600        (0.8300)       --

1989-Institutional Shares.      10.10    0.8800             --              --            0.8800        (0.8800)       --

For the Period August 15, 1988/(g)/through October 31,
---------------------------------------------------------------
1988-Institutional Shares.      10.00    0.1800          0.1000/(d)/        --            0.2800        (0.1800)       --


                                        Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------

                                                              SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.        --            --          --         $(0.3287)       $(0.0700)       $9.76          2.67%/(f)/
1997-Administration
     Shares ..............        --            --          --          (0.3175)        (0.0700)        9.78          2.55/(f)/
1997-Service Shares ......        --            --          --          (0.3043)        (0.0700)        9.75          2.42/(f)/

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.        --            --          --          (0.6326)         0.0100         9.83          6.75
1996-Administration
     Shares/(h)/..........        --            --          --          (0.3940)        (0.0100)        9.85          4.00/(f)/
1996-Service
     Shares/(i)/..........        --            --          --          (0.3152)         0.1000         9.82          4.35/(f)/

1995-Institutional Shares.        --            --          --          (0.6518)         0.1800         9.82          8.97
1995-Administration
     Shares ..............        --            --          --          (0.2051)        (0.0100)        9.63/(h)/     2.10

1994-Institutional Shares.        --            --          --          (0.6036)        (0.5000)        9.64          0.99
1994-Administration
     Shares ..............        --            --          --          (0.5790)        (0.5000)        9.64          0.73

1993-Institutional Shares.     (0.0065)         --          --          (0.5692)        (0.0200)       10.14          5.55
1993-Administration
     Shares/(e)/..........        --            --          --          (0.2725)        (0.0900)       10.14          1.74

1992-Institutional Shares.        --            --          --          (0.6703)        (0.0600)       10.16          6.24

1991-Institutional Shares.        --            --          --          (0.8020)         0.2200        10.22         10.93

1990-Institutional Shares.        --            --          --          (0.8300)        (0.0700)       10.00          8.23

1989-Institutional Shares.        --            --          (0.0300)    (0.9100)        (0.0300)       10.07          9.08

For the Period August 15, 1988/(g)/through October 31
---------------------------------------------------------------
1988-Institutional Shares.        --            --          --          (0.1800)         0.1000        10.10          3.30/(f)/

                                                                                       Ratios assuming
                                                                                     no voluntary waiver
                                                                                         of fees or
                                                                                     expense limitations
                                                                                 ----------------------------
                                           Ratio of                                              Ratio of
                                             net                         Net                        net
                             Ratio of     investment                   assets                   investment
                                net         income                     at end       Ratio of      income
                             expenses       (loss)      Portfolio        of         expenses      (loss)
                            to average    to average     turnover      period      to average   to average
                            net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          -----------------------------------------------------------------------------------

                                                   SHORT DURATION GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.     0.45%/(b)/   6.44%/(b)/      43.72%     $99,824       0.73%/(b)/     6.16%/(b)/
1997-Administration
     Shares ..............     0.70/(b)/    6.22/(b)/       43.72        1,504       0.98/(b)/      5.94/(b)/
1997-Service Shares ......     0.95/(b)/    5.94/(b)/       43.72        2,522       1.23/(b)/      5.66/(b)/

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.     0.45         6.44           115.45       99,944       0.71           6.18
1996-Administration
     Shares/(h)/..........     0.70/(b)/    5.97/(b)/      115.45          252       0.96/(b)/      5.71/(b)/
1996-Service
     Shares/(i)/..........     0.95/(b)/    6.05/(b)/      115.45        1,822       1.21/(b)/      5.79/(b)/

1995-Institutional Shares.     0.45         6.87           292.56      103,760       0.72           6.60
1995-Administration
     Shares ..............     0.70/(b)/    7.91/(b)/      292.56           --       0.90/(b)/      7.71/(b)/

1994-Institutional Shares.     0.45         5.69           289.79      193,095       0.59           5.55
1994-Administration
     Shares ..............     0.70         5.38           289.79          730       0.84           5.24

1993-Institutional Shares.     0.45         5.46           411.66      359,708       0.64           5.31
1993-Administration
     Shares/(e)/..........     0.70/(b)/    4.84/(b)/      411.66       16,490      0.80/(b)/       4.74/(b)/

1992-Institutional Shares.     0.45         6.60           216.07      277,927      0.69            6.36

1991-Institutional Shares.     0.45         8.25           155.44      158,848      0.79            7.91

1990-Institutional Shares.     0.45         8.62           173.21       68,995      0.95            8.12

1989-Institutional Shares.     0.46         8.71           137.37       31,015      1.39            7.78+

For the Period August 15, 1988/(g)/through October 31
---------------------------------------------------------------
1988-Institutional Shares.     0.55/(b)/    8.55/(b)/      167.00/(b)/  39,052      1.42/(b)/       7.68/(b)/

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.      $9.96   $0.2097/(a)/   $(0.0200)/(a)/       --           $0.1897       $(0.2097)       --
1997-Administration
   Shares ................       9.96    0.1976/(a)/    (0.0200)/(a)/       --            0.1776        (0.1976)       --
1997-Service Shares.......       9.97    0.1852/(a)/    (0.0300)/(a)/       --            0.1552        (0.1852)       --

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.       9.94    0.4192/(a)/     0.0200/(a)/       --            0.4392        (0.4192)       --
1996-Administration
   Shares ................       9.94    0.3944/(a)/     0.0200/(a)/       --            0.4144        (0.3944)       --
1996-Service Shares.......       9.95    0.3697/(a)/     0.0200/(a)/       --            0.3897        (0.3697)       --

1995-Institutional Shares.       9.79    0.4235/(a)/     0.1500/(a)/       --            0.5735        (0.4235)       --
1995-Administration
   Shares ................       9.79    0.3989/(a)/     0.1500/(a)/       --            0.5489        (0.3989)       --
1995-Service Shares ......       9.79    0.3744/(a)/     0.1600/(a)/       --            0.5344        (0.3744)       --

1994-Institutional Shares.      10.23    0.3787/(a)/    (0.3575)/(a)/      --            0.0212        (0.3787)       (0.0825)
1994-Administration
   Shares ................      10.23    0.3537/(a)/    (0.3575)/(a)/      --           (0.0038)       (0.3537)       (0.0825)
1994-Service Shares/(j)/..       9.86    0.0475/(a)/    (0.0700)/(a)/      --           (0.0225)       (0.0475)       --

1993-Institutional Shares.       9.93    0.3834          0.3000/(d)/       --            0.6834        (0.3834)       --
1993-Administration
   Shares/(j)/............      10.16    0.1555          0.0720/(d)/       --            0.2275        (0.1555)       --

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.      10.00    0.0341         (0.0700)/(d)/      --           (0.0359)       (0.0341)       --


                                        Distributions to shareholders
                          ---------------------------------------------------------
                                         In excess of
                                         net realized                                    Net
                                            gain on                                   increase
                             In excess    investment,      From         Total        (decrease)     Net asset
                              of net      option and       paid     distributions      in net        value at
                            investment      futures         in            to            asset         end of        Total
                              income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------------------
1997-Institutional Shares.      --            --            --          $(0.2097)       $(0.0200)       $9.94       1.91%/(f)/
1997-Administration
   Shares ................      --            --            --           (0.1976)        (0.0200)        9.94       1.79/(f)/
1997-Service Shares.......      --            --            --           (0.1852)        (0.0300)        9.94       1.56/(f)/

For the Year Ended October 31,
-------------------------------------------------------------------
1996-Institutional Shares.      --            --            --           (0.4192)         0.0300         9.96       4.50
1996-Administration
   Shares ................      --            --            --           (0.3944)         0.0300         9.96       4.24
1996-Service Shares.......      --            --            --           (0.3697)         0.0200         9.97       3.98

1995-Institutional Shares.      --            --            --           (0.4235)         0.1500         9.94       5.98
1995-Administration
   Shares ................      --            --            --           (0.3989)         0.1500         9.94       5.76
1995-Service Shares ......      --            --            --           (0.3744)         0.1600         9.95       5.59

1994-Institutional Shares.      --            --            --           (0.4612)        (0.4400)        9.79       0.17
1994-Administration
   Shares ................      --            --            --           (0.4362)        (0.4400)        9.79      (0.11)
1994-Service Shares/(j)/..      --            --            --           (0.0475)        (0.0700)        9.79      (0.32)/(f)/

1993-Institutional Shares.      --            --            --           (0.3834)         0.3000        10.23       7.03

1993-Administration
   Shares/(j)/............      --            --            --           (0.1555)         0.0720        10.23       2.28/(f)/

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.      --            --            --           (0.0341)        (0.0700)        9.93      (0.34)/(f)/


                                                                                       Ratios assuming
                                                                                     no voluntary waiver
                                                                                         of fees or
                                                                                     expense limitations
                                                                                 ----------------------------
                                           Ratio of                                              Ratio of
                                             net                         Net                        net
                             Ratio of     investment                   assets                   investment
                                net         income                     at end       Ratio of      income
                             expenses       (loss)      Portfolio        of         expenses      (loss)
                            to average    to average     turnover      period      to average   to average
                            net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          -----------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------------------
1997-Institutional Shares.   0.45%/(b)/     4.24%/(b)/      99.59%      $37,159      1.05%/(b)/      3.64%/(b)/
1997-Administration
   Shares ................   0.70/(b)/      4.03/(b)/       99.59           113      1.30/(b)/       3.43/(b)/
1997-Service Shares.......   0.95/(b)/      3.77/(b)/       99.59         1,045      1.55/(b)/       3.17/(b)/

For the Year Ended October 31,
-------------------------------------------------------------------
1996-Institutional Shares.   0.45           4.21           231.65        34,814      1.01            3.65
1996-Administration
   Shares ................   0.70           3.96           231.65            48      1.26            3.40
1996-Service Shares.......   0.95           3.74           231.65           695      1.51            3.18

1995-Institutional Shares.   0.45           4.31           259.52        58,389      0.77            3.99
1995-Administration
   Shares ................   0.70           4.14           259.52            46      1.02            3.82
1995-Service Shares ......   0.95           3.87           259.52           454      1.27            3.55

1994-Institutional Shares.   0.45           3.74           354.00        83,704      0.61            3.58
1994-Administration
   Shares ................   0.70           3.51           354.00         3,866      0.86            3.35
1994-Service Shares/(j)/..   0.95/(b)/      4.30/(b)/      354.00           440      1.11/(b)/       4.14/(b)/


1993-Institutional Shares.   0.41           3.70           404.60       115,803      1.06            3.05
1993-Administration
   Shares/(j)/............   0.70/(b)/      3.32/(b)/      404.60           911      1.07/(b)/       2.95/(b)/

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.   0.05/(b)/      4.58/(b)/       31.19/(f)/   14,601      2.68/(b)/       1.95/(b)/

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------



                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                         CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      $9.85     $0.3236        $(0.1403)        $(0.0003)      $0.1830       $(0.3230)       --
1997-Administrative
     Shares ..............       9.84      0.3108         (0.1398)         (0.0003)       0.1707        (0.3107)       --
1997-Service Shares  .....       9.86      0.2991         (0.1399)         (0.0003)       0.1589        (0.2989)       --

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............      10.00      0.6448         (0.0704)         --             0.5744        (0.6438)       (0.0806)
1996-Administrative
     Shares/(l)/ .........       9.91      0.4083         (0.0703)         --             0.3380        (0.4080)       --
1996-Service
     Shares/(l)/ .........       9.77      0.3756          0.0898          --             0.4654        (0.3754)       --

1995-Institutional
     Shares ..............       9.24      0.6423          0.7610          --             1.4033        (0.6433)       --

For the Period January 5, 1994/(g)/through October 31,
------------------------------------------------------
1994-Institutional Shares.      10.00      0.4648         (0.7617)         --            (0.2969)       (0.4648)       --


                                       Distributions to shareholders
                           -----------------------------------------------------------
                                           In excess of
                                           net realized                                    Net
                                              gain on                                   increase
                               In excess    investment,      From         Total        (decrease)     Net asset
                                of net      option and       paid     distributions      in net        value at
                              investment      futures         in            to            asset         end of        Total
                                income     transactions    capital     shareholders       value         period       return/(k)/
                          ------------------------------------------------------------------------------------------------------

                                                            CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------
1997-Institutional
     Shares ..............        --          --           --            $(0.3230)      $(0.1400)       $9.71       1.87%/(f)/
1997-Administrative
     Shares ..............        --          --           --             (0.3107)       (0.1400)        9.70       1.75/(f)/
1997-Service Shares  .....        --          --           --             (0.2989)       (0.1400)        9.72       1.63/(f)/

For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
     Shares ..............        --          --           --             (0.7244)       (0.1500)        9.85       5.98
1996-Administrative
     Shares/(l)/ .........        --          --           --             (0.4080)       (0.0700)        9.84       3.56/(f)/
1996-Service
     Shares/(l)/ .........        --          --           --             (0.3754)        0.0900         9.86       4.90/(f)/

1995-Institutional
     Shares ..............        --          --           --             (0.6433)        0.7600        10.00      15.72

For the Period January 5, 1994/(g)/through October 31,
-------------------------------------------------------
1994-Institutional Shares.        --          --           --             (0.4648)       (0.7617)        9.24      (3.00)


                                                                                        Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------
                                            Ratio of                                              Ratio of
                                              net                         Net                        net
                              Ratio of     investment                   assets                   investment
                                 net         income                     at end       Ratio of      income
                              expenses       (loss)      Portfolio        of         expenses      (loss)
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------

                                                   CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------

For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      0.45%/(b)/    6.66%/(b)/    174.52%        $73,483    0.76%/(b)/    6.35%/(b)/
1997-Administrative
     Shares ..............      0.70/(b)/     6.49/(b)/     174.52           6,194    1.01/(b)/     6.18/(b)/
1997-Service Shares  .....      0.95/(b)/     6.22/(b)/     174.52           1,108    1.26/(b)/     5.91/(b)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............      0.45          6.51          414.20          72,061    0.83          6.13
1996-Administrative
     Shares/(l)/ .........      0.70/(b)/     6.41/(b)/     414.20             702    1.08/(b)/     6.03/(b)/
1996-Service
     Shares/(l)/ .........      0.95/(b)/     6.37/(b)/     414.20             381    1.33/(b)/     5.99/(b)/

1995-Institutional
     Shares ..............      0.45          6.56          383.26          55,502    0.96          6.05

For the Period January 5, 1994/(g)/through October 31,
------------------------------------------------------
1994-Institutional
     Shares ..............      0.45/(b)/     6.48/(b)/     288.25          24,508    1.46/(b)/     5.47/(b)/

/(a)/ Calculated based on the average shares outstanding methodology.

/(b)/ Annualized.

/(c)/ Class A share activity commenced on May 15, 1995.

/(d)/ Includes the effect of mortgage dollar roll transactions.

/(e)/ Administration share activity commenced on April 15, 1993.

/(f)/ Not annualized.

/(g)/ Commencement of operations.

/(h)/ Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

/(i)/ Service share activity commenced on April 10, 1996.

/(j)/ Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.

/(k)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.

/(l)/ Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.

/(m)/ Service share activity commenced on March 27, 1997.

/(n)/ Includes the balancing effect of calculating per share amounts.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004







Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




FISARINST
------------------------------------------------------------------------------
The Goldman Sachs
Fixed Income Funds

------------------------------------------------------------------------------

Semiannual Report
April 30, 1997





Goldman Sachs Adjustable Rate Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Core Fixed Income Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.


-----------------------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                               1             Financial Statements                      18
Goldman Sachs Government Income Fund          3             Notes to Financial Statements             22
Goldman Sachs Global Income Fund              8             Financial Highlights                      29
Goldman Sachs Municipal Income Fund          13
 ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


-------------------------------------------------------------------------------

                        Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]


                10/31/96        4/30/97
3-Month           5.14%          5.23%
6-Month           5.26%          5.52%
  1               5.40%          5.89%
  2               5.73%          6.27%
  3               5.86%          6.40%
  5               6.07%          6.57%
 10               6.34%          6.71%
 30               6.64%          6.95%

Source:  Bloomberg, L.P.

The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Continued to Perform Well

     During the period under review, mortgage-backed securities (MBS) performed very well, buoyed by a surge in investor demand and stable prepayment activity. Investor interest in the MBS market was triggered primarily by the favorable interest rate environment. Throughout the period, rates remained in a fairly tight range, allowing prepayment anxieties to subside. In addition, with other highly rated fixed income instruments yielding approximately the same as similar-duration Treasuries, investors turned to the mortgage-backed sector for yield enhancement. Finally, an increase in collateralized mortgage obligation
(CMO) creation led to steady demand for underlying pass-through securities. As a result of all of these positive factors, mortgage-backed securities became increasingly expensive during the period as their yield spreads relative to Treasuries tightened.

Performance Review

     For the six-month period ended April 30, 1997, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to strong results from its investments in mortgage-backed securities, particularly CMOs. The fund's Class B shares, which have higher expenses, also achieved positive returns. The net asset value (NAV) of both classes declined due to rising interest rates during the period.

     We are pleased to report that the fund's Class A shares ranked within the top 10% of intermediate U.S. government income funds (seventh out of 122) based on total return for the 12 months ended April 30, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they have been in existence less than 12 months.)

-----------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-----------------------------------------------------------------------

                                               Class A       Class B
                                               -------       -------
 Total Return (based on net asset value)        1.83%         1.43%
--------------------------------------------------------------------
     Return From Monthly Distributions          3.67%         3.28%
--------------------------------------------------------------------
     Return From Price Depreciation            -1.84%        -1.85%
--------------------------------------------------------------------
 Total Return of Lehman Brothers                1.81%         1.81%
     Government/Mortgage Index
--------------------------------------------------------------------
 NAV (as of 4/30/97)                          $14.10        $14.11
--------------------------------------------------------------------
 NAV Change                                   -$0.26        -$0.26
--------------------------------------------------------------------

Portfolio Composition and Investment Strategies

     The primary changes to the portfolio's sector allocations during the period were a reduction of fixed rate mortgage pass-through and asset-backed securities in favor of U.S. Treasuries and agency debentures.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund   (continued)


--------------------------------------------------------------------------------
                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

         U.S. Treasuries                                     36.7%
         Fixed Rate Mortgage Pass-Throughs                   26.1%
         CMO's                                               13.0%
         Asset-Backed Securities                             11.0%
         Agency Debentures                                   10.2%
         Repos/Cash Equivalents                               3.0%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio held a 36.7% position in U.S. Treasuries, its single largest allocation as of April 30. The fund's holdings in Treasuries more than doubled as we scaled back exposure to the mortgage-backed and asset-backed sectors, both of which were nearing full value.

 .    Fixed Rate Mortgage Pass-Throughs. As of April 30, the fund's investment in fixed rate mortgage pass-throughs accounted for 26.1% of the portfolio, down from 40.4% six months earlier. The sector performed well during the period, as many of the factors which supported MBS through 1996 remained in place: low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). However, as the MBS market repriced to reflect the favorable environment, we reduced the position.

     We also used mortgage dollar rolls during the period, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. The CMO market enjoyed strong demand from yield-seeking investors, while the supply of CMOs, though rising, remained relatively low from a historical perspective. As the sector became more expensive, we reduced the fund's allocation to 13.0% from 22.0% last October. Specifically, we cut sequential-pay/support CMOs to 7.2%, approximately half their weighting six months ago, and planned amortization class (PAC) CMOs to 4.2% from 5.5%.

 .    Asset-Backed Securities. As of April 30, the fund's ABS position was 11.0%, down from 19.9% last October. During the period, the ABS sector experienced some selling pressure, in part due to negative credit events among selected credit card and sub-prime auto lenders. Overall, however, the sector performed well: investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .    Agency Debentures. Agency debentures represented 10.2% of the portfolio as of the end of the period, constituting an overweighted position compared with the benchmark's 8.0%. We added to the allocation during the period as alternative sectors richened.

 .    Issuer Composition. The portfolio composition of the fund's mortgage-backed security holdings by issuer was 13.6% in Federal National Mortgage Association
(FNMA) issues and 13.2% in Government National Mortgage Association (GNMA) issues.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)


--------------------------------------------------------------------------------
 .    Credit Quality. As of April 30, 75.5% of the portfolio was invested in U.S.
government and agency securities, 21.5% of the portfolio was invested in triple-A-rated securities and 3.0% of the portfolio was invested in cash equivalents.

 .    Prudent Use of Derivatives. As discussed earlier, the fund held a 7.2%
position in sequential-pay/support CMOs and a 4.2% position in PAC CMOs, securities that are generally considered to be lower risk derivative instruments. In addition, the portfolio held small positions in inverse floaters, interest-only (IO) CMOs and principal-only (PO) CMOs for their potential to add incremental yield. The portfolio's combined position in these higher risk derivatives was 1.6% as of the end of the period.

 .    Duration.  We seek excess return over the Index through sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 4.4 years, in line with that of the Index.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     Regarding specific fixed income sectors, investor demand for mortgage-backed securities remains robust, but lower rates and rising volatility increase the risk of refinancings and lead us to maintain a cautious outlook for mortgage pass-throughs over the next few months. Similarly, while CMOs do not generally offer significant value over mortgage pass-throughs, specific structures within the CMO market present attractive investment opportunities. In the ABS sector, anxiety regarding negative credit events during the first quarter appears to be subsiding. However, we believe the market is now more alert to credit distinctions among issuers, servicers and collateral types, and has begun pricing securities accordingly. Consequently, it may become more challenging to identify unrecognized value within the ABS sector, particularly among the higher quality issues that we tend to emphasize.

Distribution Policy

     The fund's Class A and Class B shares paid out monthly distributions of approximately $0.52 and $0.47 per share, respectively, during the six-month period ended April 30, 1997. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Erica Adelberg

Erica Adelberg


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
May 30, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations--37.7%
Federal Home Loan Mortgage Corp. (FHLMC)--1.8%
$  1,000,000               7.00%                 TBA 15-Yr /(a)/   $    990,930
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--8.7%
$  1,000,000/(h)/          6.50%                 TBA 7-Yr  /(a)/   $    981,560
   1,000,000               7.00                  TBA 30-Yr /(a)/        968,750
   1,000,000               7.50                  TBA 30-Yr /(a)/        942,500
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,985,000
--------------------------------------------------------------------------------
                                                                   $  4,877,810
--------------------------------------------------------------------------------
Government National Mortgage Association
     (GNMA) --13.0%
$    238,209               9.00%                 10/15/19          $    253,098
      97,383               9.00                  12/15/19               103,470
     315,821               7.50                  04/15/23               314,933
     610,646               7.50                  07/15/23               608,930
     368,845               7.00                  08/15/23               359,162
     695,669               7.00                  10/15/23               677,408
      61,762               7.00                  11/15/23                60,141
     877,541               7.00                  12/15/23               854,506
   1,005,084               8.00                  12/15/26             1,018,690
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,982,500
   1,000,000/(h)/          8.00                  TBA 30-Yr /(a)/      1,013,430
--------------------------------------------------------------------------------
                                                                   $  7,246,268
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--14.2%
Interest Only--0.4%
FNMA Interest-Only Stripped Security, Series 151, Class 2/(d)/
$    643,343              11.30%                 07/25/22          $    213,024
--------------------------------------------------------------------------------
                                                                   $    213,024
--------------------------------------------------------------------------------
Inverse Floater--0.7%
FNMA Remic Trust, Series 1992-62, Class S
$    404,038               9.27%/(c)/            05/25/99          $    405,941
--------------------------------------------------------------------------------
                                                                   $    405,941
--------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--2.9%
FNMA Remic Trust, Series 1997-9, Class B
$  1,000,000               6.50%                 10/25/22          $    962,510
GE Capital Mortgage Services, Inc., Series 1994-11, Class A1
     644,342               6.50                  03/25/24               644,941
--------------------------------------------------------------------------------
                                                                   $  1,607,451
--------------------------------------------------------------------------------
Principal Only--1.9%
FNMA Remic Trust, Series G-35, Class N/(d)/
$    575,000               6.16%                 10/25/21          $    419,376
FNMA Remic Trust, Series 1993-205, Class C/(d)/
     750,000               7.23%                 09/25/23               625,545
--------------------------------------------------------------------------------
                                                                   $  1,044,921
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--1.4%
Citicorp Mortgage Securities, Series 1993-11, Class A6
$    818,108               6.25%                 09/25/08          $    788,362
--------------------------------------------------------------------------------
                                                                   $    788,362
--------------------------------------------------------------------------------
Support--7.0%
GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
$    996,703               6.50%                 03/25/24          $    865,497
Housing Securities, Inc., Series 1994-1, Class A13
   1,455,585               6.50                  03/25/09             1,329,852
Prudential Securities, Series 1995-2, Class A
     797,338               5.77                  11/15/15               799,578
Salomon Brothers Mortgage Securities VII, Series 1996-6H, Class A1
   1,000,000               6.00                  09/30/08               899,840
--------------------------------------------------------------------------------
                                                                   $  3,894,767
--------------------------------------------------------------------------------
     Total Collateralized Mortgage Obligations                     $  7,954,466
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
     (Cost $21,101,884)                                            $ 21,069,474
--------------------------------------------------------------------------------
Asset-Backed Securities--11.6%

Asset Securitization Corp., Series 1996, Class A1
$    300,000               6.88%                 11/13/26          $    295,699
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
     720,000               6.23                  06/15/03               710,546
CPS Auto Grantor Trust, Series 1993-3, Class A
     855,634               6.30                  08/15/02               850,107
Fingerhut Master Trust, Series 1996-1, Class A
     590,000               6.45                  02/20/02               589,263
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
     650,000               5.50                  02/15/03               622,980
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     500,000               7.32                  12/26/28               498,614
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     500,000               7.46                  05/15/06               506,875
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
     224,429               6.55                  11/20/01               225,129

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Asset-Backed Securities(continued)
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
$    420,638               6.85%                 06/15/01          $    424,099
Premier Auto Trust, Series 1993-6, Class A2
     271,484               4.65                  11/02/99               269,021
Premier Auto Trust, Series 1994-1, Class A3
     176,500               4.75                  02/02/00               175,672
Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000               8.10                  06/15/04               473,368
Standard Credit Card Trust, Series 1990-3, Class A
     860,000               9.50                  07/10/98               860,533
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $6,623,680)                                             $  6,501,906
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--10.0%
Small Business Administration
$  1,700,000               7.15%                 03/01/17          $  1,685,176
   1,400,000               7.50                  04/01/17             1,416,562
Sri Lanka Aid/(c)/
   2,500,000               6.06                  02/21/16             2,464,075
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
     (Cost $5,562,500)                                             $  5,565,813
--------------------------------------------------------------------------------
U.S. Treasury Obligations--35.6%
United States Treasury Bonds
$    140,000               8.75%                 05/15/17          $    165,484
     270,000/(e)/          8.88                  08/15/17               322,988
   3,450,000               8.75                  05/15/20             4,109,813
     180,000               8.75                  08/15/20               214,565
     690,000/(e)/          7.63                  02/15/25               740,025
United States Treasury Notes
   1,460,000/(e)/          7.38                  11/15/97             1,471,636
     700,000               5.88                  04/30/98               699,342
   5,650,000/(e)/          6.88                  08/31/99             5,712,659
   3,700,000               6.13                  07/31/00             3,664,739
   1,100,000               5.63                  11/30/00             1,070,091
   1,200,000               7.50                  02/15/05             1,256,436
United States Treasury Principal-Only Stripped Securities/(d)/
     300,000               6.85                  05/15/05               174,777
   1,550,000               7.23                  05/15/20               302,790
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
     (Cost $20,041,673)                                            $ 19,905,345
--------------------------------------------------------------------------------
Repurchase Agreement--19.9%
Joint Repurchase Agreement Account/(e)/
$ 11,100,000               5.49%                 05/01/97          $ 11,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
     (Cost $11,100,000)                                            $ 11,100,000
--------------------------------------------------------------------------------
Total Investments
     (Cost $64,429,737/(f)/)                                       $ 64,142,538
--------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:
                                   Number of
                                   Contracts         Settlement     Unrealized
            Type               Long (Short)/(g)/       Month        Gain (Loss)
---------------------------   ------------------   --------------  -------------
Euro Dollars                          3            September 1997       $375
5 Year U.S. Treasury Notes           19            June 1997           4,312
U.S. Long Term Bond                   3            June 1997           6,282
                                                                   -------------
                                                                     $10,969
--------------------------------------------------------------------------------

Federal Income Tax Information:

Gross unrealized gain for investments in which value
  exceeds cost                                                      $   118,460
Gross unrealized loss for investments in which cost
  exceeds value                                                        (509,387)
--------------------------------------------------------------------------------
Net unrealized loss                                                 $  (390,927)
--------------------------------------------------------------------------------

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(d)/The interest rate disclosed for these securities represents effective yields to maturity.

/(e)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.

/(f)/The aggregate cost for federal income tax purposes is $64,533,465.

/(g)/Each 5-Year U.S. Treasury Note and U.S. Long Term Bond contract represents
     $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value at risk are $5,200,000 and $3,032,288, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

/(h)/When-issued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

Special Event

     To accommodate different clients' needs and preferences, on March 12, 1997, the fund opened a new share class (Service).

Favorable Economic Factors Helped European Bonds While Rising Rates Impacted Treasuries

     Global bonds began the period under review on a strong note, but weakened during the first quarter of 1997. European bonds were the best performers during the period, while the United States lagged along with the dollar bloc markets.

     The economic fundamentals that supported most European bonds throughout 1996 -- particularly weak economic growth and contained inflation -- remained intact during the period. This favorable backdrop, plus yield convergence ahead of European monetary union (EMU), helped the higher yielding bonds of Spain achieve the best performance of all the major bond markets (hedged into U.S. dollars). The "core" European markets such as Germany also fared well due to increased expectations of tighter fiscal policies to help them meet EMU criteria. In contrast, the U.K. gilt underperformed most European bonds as sharply accelerating growth triggered fears of higher inflation. In Japan, the performance of Japanese Government Bonds (JGBs) trailed nearly all of the major European markets but still fared reasonably well (hedged into U.S. dollars). The Japanese market strengthened following a sharp November sell-off when continued weakness in the financial sector made near-term rate hikes by the Bank of Japan unlikely.

     In the United States, stronger than expected economic growth pushed yields higher and prompted the Federal Reserve to raise the federal funds rate by a quarter-percentage point in March. As a result, U.S. Treasuries posted the poorest performance of all the major bond markets.

Performance Review: Country Allocations Contributed to Performance

     During the period under review, the Goldman Sachs Global Income Fund's Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. The fund's favorable results were primarily due to its overweighting in German bonds, one of the strongest European markets during the period, and its underweighting in the United States, the weakest market.

     The fund's Class A and B shares, which have higher expenses than the Institutional shares, lagged the benchmark. The fund's Service shares achieved positive performance since their inception on March 12, 1997; however, a partial period of approximately 1 1/2 months is obviously too brief a period to measure performance meaningfully.

     The fund's Institutional and Class A shares fared well compared with their peers. For the 12-month period ended April 30, the Institutional and Class A shares ranked 25th and 29th, respectively, out of 133 global income funds based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

-------------------------------------------------------------------------------
performance is not a guarantee of future results. Class B and Service shares were not ranked for this period because they were in existence less than 12 months.)

     We are also pleased to announce that for the five-year period ended April 30, 1997, the fund's Class A shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/


----------------------------------------------------------------------------------------------------------------------
   Performance Summary: October 31, 1996 - April 30, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                          Institu-
                                                     Class A           Class B             tional          Service*
                                                     -------           -------            --------        ---------
 Total Return (based on net
   asset value)                                        3.22%             2.94%              3.50%            0.21%
----------------------------------------------------------------------------------------------------------------------
     Return From Monthly                               2.80%             2.59%              3.08%            0.01%
       Distributions
----------------------------------------------------------------------------------------------------------------------
     Return From Price                                 0.42%             0.35%              0.42%            0.20%
       Appreciation
----------------------------------------------------------------------------------------------------------------------
 Total Return of J.P.                                  3.47%             3.47%              3.47%            0.50%
   Morgan Global
   Government Bond Index
----------------------------------------------------------------------------------------------------------------------
 NAV (as of 4/30/97)                                 $14.59            $14.58             $14.58           $14.59
----------------------------------------------------------------------------------------------------------------------
 NAV Change                                          +$0.06            +$0.05             +$0.06           -$0.10
----------------------------------------------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/12/97.

------------------------------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

     During the period, we successfully employed several currency strategies relative to our neutral position, which is to be fully hedged into U.S. dollars. The main contributors to the positive currency performance were the fund's long U.S. dollar positions against the yen and long positions in the high-yielding European currencies against the Deutschemark and Swiss franc. The U.S. dollar was supported by strong growth and rising short-term rates while the high-yielding European currencies benefited from the EMU process gaining momentum.

Portfolio Composition and Investment Strategies

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]


U.S.                   33.1%
Germany                11.0%
Cash                   10.7%
Japan                  10.4%
U.K.                   10.1%
Australia               8.5%
Italy                   6.3%
Sweden                  4.3%
France                  3.0%
Spain                   2.6%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of April 30, 1997, the fund was slightly underweighted in the dollar bloc countries (e.g., U.S., Canada and Australia) relative to the Index, 41.6% versus 44.3%.

     U.S. In the U.S., Treasury prices came under pressure when accelerating economic growth drove bond yields

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
higher and prompted a Fed rate hike. As noted, the fund was underweighted in Treasuries, which significantly benefited its performance relative to the Index. As of April 30, 33.1% of the portfolio was invested in U.S. Treasuries compared with a 40.2% allocation for the benchmark.

     Other Dollar Bloc. The fund was not invested in Australia when the period began, but we took advantage of improving bond fundamentals and a widening of the Australia/U.S. bond yield differential by reestablishing a position in December 1996. As of April 30, Australian bonds accounted for 8.5% of the portfolio, overweighted compared with the benchmark's 1.2%. The fund also briefly held a position in Canada, which performed well and was sold at a profit.

 .    Europe. European bonds were the strongest performers and they contributed to the fund's favorable results during the period. As of April 30, the region accounted for 37.3% of the portfolio compared with a 41.4% weighting for the Index.

     Germany. Despite a pickup in growth in mid-1996, the period under review was marked by a return of softening economic activity. The most dramatic indication of Germany's continuing economic difficulties was a record increase in unemployment in January to levels last seen in 1933. The belief that an end of the Bundesbank's very easy monetary policy was not in sight continued to support the bond market. The fund held an overweighted position in Germany relative to the Index, 11.0% versus 8.9%.

     Spain, Sweden and Italy. When the period began, increased optimism regarding EMU particularly benefited the higher-yielding bonds of Spain and Sweden. Though the prospects for EMU dimmed somewhat during the first quarter, Spain, a 2.6% position as of April 30, continued to perform well due to favorable economic fundamentals. Sweden's portfolio weighting was in line with the Index for most of the period, then increased to 4.3% in April in anticipation of further rate cuts on the back of favorable inflation reports. Finally, as of April 30, the portfolio was overweighted in Italy, 6.3% versus 4.9% for the Index, because growth remains muted and we expect it to benefit from further yield convergence.

     U.K. The U.K.'s economy continued to grow at a pace well above that of the rest of Europe. The prospect of higher rates, as well as concerns surrounding the general election, raised investor uncertainty and impacted the performance of the U.K. gilt. However, we increased the portfolio's U.K. position in January in the belief that the forward interest rate curve reflected an overly pessimistic view of potential monetary tightening. By April 30, the U.K. was 10.1% of the portfolio, overweighted compared with the benchmark (6.4%).

     France. Though the fund was not invested in France during most of the period, we established a 3.0% position in April, as we believed that the underperformance of shorter term bonds in that market presented an attractive investment opportunity relative to Germany.

     Ireland, Denmark and the Netherlands. During the period, we sold the portfolio's small positions in Ireland, Denmark and the Netherlands after they performed well and fulfilled our return expectations.

 .    Japan.  The fund significantly underweighted Japan relative to the Index
(10.4% versus 14.3%) because economic growth, though muted, continued to point towards economic recovery. To a significant extent, the Japanese bond market shrugged off signs of strengthening growth as being "front loading" ahead of the consumption tax hike on April 1. Instead, the market focused on the need for a continuation of low rates to assist the troubled financial sector.

 .    Cash Equivalents.  We reduced the fund's cash equivalent position to 10.7%, down from 15.5% six months ago, in favor of attractive investment opportunities.

 .    Credit Quality.  Throughout the period, the portfolio was 100% invested in triple-A-rated securities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
 .    Duration.  As of the end of the period, the fund's duration was shorter than that of the Index, 4.7 years compared with 5.1 years, primarily due to its underweighting in Japan and its cash equivalent position. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV should move in relation to interest rate fluctuations.)

Distribution Policy

     During the six-month period under review, the fund's Class A, B and Institutional shares paid out distributions of $0.40, $0.37 and $0.44 per share, respectively. From their inception on March 12 through April 30, the fund's Service shares paid out $0.13 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

Fund Outlook

     The rapid pace of U.S. economic growth during the past two quarters leads us to expect further Fed tightening. Despite early signs of a possible slowdown in the second quarter, we continue to believe that bond yields will need to rise from current levels to ensure that inflationary pressures remain in check.

     European growth remains modest, but even more importantly, inflation appears to be set for further declines (excluding the U.K.). Provided EMU remains on track, short rates across Europe appear likely to stay at current levels for a sustained period. Consequently, we expect European bonds to provide reasonable returns, outperforming the weaker U.S. bond market. In the U.K., a 25-basis-point rate hike and greater independence for the Bank of England has established the new Labor government's anti-inflation credentials. Any policy that moves towards a closer relationship with continental Europe will further highlight the fundamentally cheap levels for U.K. gilts relative to other European bonds.

     In Japan, a rate hike in the near future remains unlikely but JGBs are vulnerable to the threat of a change in government policy or an asset allocation shift. For example, the weakness of the life insurance companies may force the authorities to consider the cost of maintaining historically low short-term rates. Furthermore, the strong performance of the equity market at the end of the period may prompt an asset allocation shift away from bonds into equities, putting further upward pressure on Japanese yields.

/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments

/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                   Interest            Maturity
Amount(a)                     Rate                Date                    Value
--------------------------------------------------------------------------------
Debt Obligations--87.7%
Australian Dollar--8.4%
Commonwealth of Australia
AUD        21,700,000         10.00%            02/15/06          $  19,262,621
--------------------------------------------------------------------------------
British Pound Sterling--9.8%
United Kingdom Treasury
BPS         8,000,000          8.50%            12/07/05          $  13,833,063
            5,300,000          7.50             12/07/06              8,528,207
--------------------------------------------------------------------------------
                                                                  $  22,361,270
--------------------------------------------------------------------------------
Deutschemark--10.8%
Federal Republic of Germany
DEM        28,000,000          7.50%            11/11/04          $  18,101,859
            2,000,000          6.50             10/14/05              1,216,538
            9,000,000          6.25             04/26/06              5,383,994
--------------------------------------------------------------------------------
                                                                  $  24,702,391
--------------------------------------------------------------------------------
French Franc--3.0%
Government of France
FRF        40,000,000          4.75%            03/12/02          $   6,851,366
--------------------------------------------------------------------------------
Italian Lira--6.1%
Republic of Italy
ITL    22,000,000,000          9.50%            05/01/01          $  13,922,058
--------------------------------------------------------------------------------
Japanese Yen--10.2%
International Bank for Reconstruction & Development
JPY     1,400,000,000          4.50%            06/20/00          $  12,132,194
          700,000,000          6.75             06/18/01              6,665,813
          500,000,000          4.50             03/20/03              4,497,873
--------------------------------------------------------------------------------
                                                                  $  23,295,880
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP       700,000,000         10.15%            01/31/06          $   5,841,114
--------------------------------------------------------------------------------
Swedish Krona--4.2%
Kingdom of Sweden
SEK        50,000,000          5.50%            04/12/02          $   6,157,023
           30,000,000          6.00             02/09/05              3,586,638
--------------------------------------------------------------------------------
                                                                  $   9,743,661
--------------------------------------------------------------------------------
United States Dollar--32.7%
United States Treasury Notes
USD        15,000,000          5.25%            01/31/01          $  14,392,950
           17,000,000          6.38             03/31/01             16,909,730
            8,200,000          6.25             02/15/03              8,059,042
           10,000,000          7.88             11/15/04             10,684,400
            4,000,000          6.50             08/15/05              3,940,640
           14,700,000          7.00             07/15/06             14,947,989
            6,200,000          6.50             10/15/06              6,098,258
--------------------------------------------------------------------------------
                                                                  $  75,033,009
--------------------------------------------------------------------------------
Total Debt Obligations
     (Cost $204,539,209)                                          $ 201,013,370
--------------------------------------------------------------------------------
Short-Term Obligations--13.6%
State Street Bank & Trust Euro-Time Deposit
USD        31,090,625          5.66%            05/01/97             31,090,625
--------------------------------------------------------------------------------
Total Short-Term Obligations
     (Cost $31,090,625)                                           $  31,090,625
--------------------------------------------------------------------------------
Contracts          Description                                            Value
--------------------------------------------------------------------------------
Options--0.0%
FRF 60,000,000     Government of France 4.75% Call,               $      71,961
                     exp 7/97, Strike yield 4.85%
FRF 40,000,000     Government of France 4.75% Put,                $      39,750
                     exp 7/97, Strike yield 4.85%
--------------------------------------------------------------------------------
Total Options
     (Cost $124,428)                                              $     111,711
--------------------------------------------------------------------------------
Total Investments
     (Cost $235,754,262(b))                                       $ 232,215,706
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value              $   1,972,384
  exceeds cost
Gross unrealized loss for investments in which cost                  (5,579,488)
  exceeds value
--------------------------------------------------------------------------------
Net unrealized loss                                               $  (3,607,104)
--------------------------------------------------------------------------------

(a)The principal amount of each security is stated in the currency in which the bond is denominated. See below.

AUD  = Australian Dollar                    JPY  = Japanese Yen
BPS  = British Pound Sterling               ESP  = Spanish Peseta
DEM  = Deutschemark                         SEK  = Swedish Krona
FRF  = French Franc                         USD  = United States Dollar
ITL  = Italian Lira

/(b)/The aggregate cost for federal income tax purposes is $235,822,810.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, securities deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

A Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.07%, while yields rose from 5.30% on October 31, 1996 to 5.40% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

                                 Yield
Year of Maturity        4/30/97         10/31/96
1998                     3.85%            3.90%
1999                     4.40%            4.15%
2000                     4.60%            4.30%
2001                     4.70%            4.40%
2002                     4.80%            4.50%
2003                     4.85%            4.60%
2004                     4.90%            4.70%
2005                     4.95%            4.80%
2006                     5.00%            4.90%
2007                     5.05%            5.00%
2008                     5.10%            5.10%
2009                     5.20%            5.20%
2010                     5.30%            5.25%
2011                     5.35%            5.30%
2012                     5.40%            5.35%
2013                     5.45%            5.40%
2014                     5.50%            5.40%
2015                     5.50%            5.45%
2016                     5.55%            5.45%
2017                     5.55%            5.45%
2018                     5.55%            5.50%
2019                     5.55%            5.50%
2020                     5.60%            5.50%
2021                     5.60%            5.50%
2022                     5.60%            5.50%
2023                     5.60%            5.50%
2024                     5.60%            5.50%
2025                     5.60%            5.50%
2026                     5.60%            5.50%
2027                     5.60%            5.50%

The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review: The Fund's Positive Performance Reflects Active Management of Term Structure, Sector Weightings and Security Selection

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares also performed well, although slightly below the Index.

     We are pleased to report that the fund's Class A shares outperformed most of their peers. For the one-year period ended April 30, 1997, Class A shares ranked in the top 10% of general municipal debt funds (20 out of 231) based on total return, according to Lipper Analytical Services, Inc. The fund's Class B shares were not in existence for the entire one-year period and were not included in the ranking. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:  October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                  Class A        Class B
                                                  -------        -------
Total Return (based on net asset                    2.57%          2.18%
    value (NAV))
--------------------------------------------------------------------------------
    Return From Monthly Distributions               2.36%          1.97%
--------------------------------------------------------------------------------
    Return From Price Appreciation                  0.21%          0.21%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal                   2.49%          2.49%
    Bond Index
--------------------------------------------------------------------------------
NAV (as of 4/30/97)                               $14.40         $14.40
--------------------------------------------------------------------------------
NAV Change                                        +$0.03         +$0.03
--------------------------------------------------------------------------------

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using municipal and Treasury futures contracts to manage sector allocation and duration.

 .    The portfolio's structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four- to 10-year maturities on the short end of the curve. This strategy allows us to extract extra yield from the shorter end of the market while maintaining higher quality on the more interest-rate-sensitive long end of the market. However, during the period, we regularly adjusted the credit and term structure to take advantage of changing market conditions.

 .    During the period, we employed several strategies using municipal and/or treasury futures contracts. These trades are designed to exploit relative pricing discrepancies between different markets, and are not designed to incur additional interest rate risk. The fund stood at a 100% municipal bond weighting (no Treasury or municipal contracts) at the end of the reporting period, indicating attractive opportunities across the length of the municipal yield curve.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]



Revenue Bonds                   44.1%
Insured Revenue Bonds           35.4%
Insured General Obligations     20.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of April 30, the fund held a 79.5% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of April 30, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 20.5% versus 45.6%. Though the fund's total GO allocation of 20.5% was down from 29.8% six months ago, the GO category is now exclusively

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


-------------------------------------------------------------------------------
weighted in insured GOs. Security-specific investment opportunities and the relative cheapness of bond insurance for issuers enable the fund to purchase higher yielding insured GOs without sacrificing quality.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. VRDNs fell from 7.6% to 4.4% of the portfolio. The 4.4% VRDN allocation consists of 3.0% GOs and 1.4% Revenue-Backed VRDNs.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. The fund's credit quality maintained a "barbell" structure, with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end, though there have been slight increases in the double-A and single-A categories. As of April 30, 59.8% of the fund was invested in triple-A-rated securities, down from 70.5% six months ago, while double-A- and single-A-rated securities were increased to 14.4% and 9.8% from 9.3% and 1.8%, respectively. We continued to maintain a position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 16.0% of the portfolio, down slightly from 18.4%. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the period under review, the fund's Class A and B shares paid out distributions of $0.34 and $0.32 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale


Portfolio Managers
Goldman Sachs Municipal Income Fund
May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest          Maturity
  Amount              Rate              Date               Value
--------------------------------------------------------------------
Debt Obligations--95.6%
Arizona--7.6%
Maricopa County MFH IDA (A)
$1,795,000            5.85%            01/01/08          $1,824,546
Maricopa County Unified School District No. 41 GO (FSA)
   (AAA/Aaa)
 2,500,000            6.25             07/01/15           2,618,500
--------------------------------------------------------------------
                                                         $4,443,046
--------------------------------------------------------------------
California--3.4%
Contra Costa Water District Series G RB (MBIA)
   (AAA/Aaa)
$2,000,000            5.75%            10/01/14          $2,014,700
--------------------------------------------------------------------
Colorado--4.3%
Englewood MFH RB (BBB)/(d)/
$2,500,000            6.65%            12/01/26          $2,495,575
--------------------------------------------------------------------
Connecticut--3.6%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000            6.50%            09/01/05          $2,107,780
--------------------------------------------------------------------
Florida--6.7%
Escambia County Housing Authority, Single Family
   Multi-County (FNMA/GNMA)(Aaa)
$1,390,000            6.80%            10/01/15          $1,460,070
Santa Rosa Bay Bridge Authority RB (BBB-)
 2,500,000            6.25             07/01/28           2,472,900
--------------------------------------------------------------------
                                                         $3,932,970
--------------------------------------------------------------------
Illinois--14.6%
Chicago Midway Airport RB (MBIA)(AAA/Aaa)
$2,500,000            5.50%            01/01/10          $2,498,800
Lake County Unified School District No. 116 GO (FSA)
   (AAA/Aaa)
 2,000,000            7.60             02/01/14           2,423,180
 1,525,000            6.10             02/01/16           1,555,988
O'Hare International Airport RB (MBIA)(AAA/Aaa)
 2,000,000            6.38             01/01/15           2,104,080
--------------------------------------------------------------------
                                                         $8,582,048
--------------------------------------------------------------------
Indiana--7.0%
Indiana Bond Bank for Hendricks County RB (AA-)/(b)/
$1,420,000            6.00%            02/01/12          $1,472,540
Indiana Transportation Airport Series A RB (AAA/Aaa)
 2,500,000            6.00             11/01/11           2,618,025
--------------------------------------------------------------------
                                                         $4,090,565
--------------------------------------------------------------------
Kentucky--1.8%
Nelson County Industrial Building RB for Mabex
   Universal Corp. Project (A3)
$1,000,000            6.50%            04/01/05          $1,060,850
--------------------------------------------------------------------
Louisiana--4.3%
South Louisiana Port RB for Cargill Corp. (Aa3)
$2,500,000            5.85%            04/01/17          $2,499,950
--------------------------------------------------------------------
Maine--1.2%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$  675,000            6.80%            12/01/07          $  721,177
--------------------------------------------------------------------
Missouri--3.6%
St. Louis Municipal Finance Leasehold RB (A/Aa3)
$2,100,000            5.30%            07/15/02          $2,128,854
--------------------------------------------------------------------
Nevada--3.1%
Washoe County GO (MBIA)(AAA/Aaa)
$2,000,000            5.00%            06/01/17          $1,822,080
--------------------------------------------------------------------
New York--3.4%
Syracuse IDA RB (AA)
$2,000,000            5.13%            10/15/02          $1,992,580
--------------------------------------------------------------------
North Dakota--3.5%
Mercer County PCRB for Basin Electric & Power 2nd
   Series (AMBAC) (AAA/Aaa)/(d)/
$2,000,000            6.05%            01/01/19          $2,051,720
--------------------------------------------------------------------
Ohio--1.0%
Cuyahoga County for Rock & Roll Hall of Fame RB (BBB)
$  600,000            5.45%            12/01/05          $  594,018
--------------------------------------------------------------------
Oklahoma--4.0%
Holdenville IDA RB (BBB/Baa)
$1,245,000            5.95%            07/01/02          $1,279,001
Tulsa County Public Facilities RB (A-)
 1,000,000            6.60             11/01/08           1,070,250
--------------------------------------------------------------------
                                                         $2,349,251
--------------------------------------------------------------------
Pennsylvania--3.5%
Bethlehem School District GO Bond (MBIA)(AAA/Aaa)
$2,000,000            6.00%            03/01/16          $2,035,940
--------------------------------------------------------------------
South Carolina--2.5%
Piedmont Municipal Power Agency RB (MBIA)(AAA/Aaa)
$1,465,000            5.50%            01/01/10          $1,461,718
--------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date              Value
--------------------------------------------------------------------
Debt Obligations(continued)
Tennessee--2.6%
McMinnville Housing Authority RB (A2)
$1,550,000            6.00%            10/01/09         $ 1,551,240
--------------------------------------------------------------------
Texas--5.2%
Denison Water & Sewer RB (AMBAC)(AAA/Aaa)
$1,000,000            5.50%            09/01/09         $ 1,014,700
East Texas Criminal Justice Facilities Financing Corp.
   RB (AMBAC) (AAA/Aaa)
 2,000,000            5.75             11/01/09           2,035,100
--------------------------------------------------------------------
                                                        $ 3,049,800
--------------------------------------------------------------------
Washington--8.7%
Chelan County Public Utility RB (MBIA)(AAA/Aaa)
$2,500,000            6.35%            07/01/28         $ 2,586,650
Washington State Public Power Supply System Series A RB
   (AMBAC)(AAA/Aaa)
 2,500,000            5.70             07/01/11           2,491,850
--------------------------------------------------------------------
                                                        $ 5,078,500
--------------------------------------------------------------------
Total Debt Obligations
   (Cost $55,481,930)                                   $ 56,064,362
--------------------------------------------------------------------
Short-Term Obligations--5.0%
Alabama--0.7%
Phenix City IDA RB (Toronto Dominion LOC)(AA)/(a)/
$  400,000            5.05%            05/01/97         $   400,000
--------------------------------------------------------------------
New York--3.4%
New York GO (Kredietbank LOC)(AA-)/(a)/
$2,000,000            4.45%            05/01/97         $ 2,000,000
--------------------------------------------------------------------
Texas--0.9%
Sabine River PCRB (Union Bank of Switzerland
   LOC)(AA+)/(a)/
$  500,000            5.55%            05/01/97         $   500,000
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $2,900,000)                                    $ 2,900,000
--------------------------------------------------------------------
Total Investments
   (Cost $58,381,930/(c)/)                              $58,964,362
--------------------------------------------------------------------
--------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value     $739,962
   exceeds cost
Gross unrealized loss for investments in which cost      (157,530)
   exceeds value
--------------------------------------------------------------------
Net unrealized gain                                      $582,432
--------------------------------------------------------------------

/(a)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/(b)/ When-issued security.
/(c)/ The amount stated also represents aggregate cost for federal income tax purposes.
/(d)/ Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
------------------------------------------------------------------------------

Investment Abbreviations:
AMBAC          --Insured by American Municipal
                 Bond Assurance Corp.
FNMA           --Insured by Federal National
                 Mortgage Association
FSA            --Financial Security Assurance Co.
GNMA           --Insured by Government National
                 Mortgage Association
GO             --General Obligation
IDA            --Industrial Development Authority
LOC            --Letter of Credit
MBIA           --Insured by Municipal Bond Investors
                 Assurance
MFH            --Multi-Family Housing
PCRB           --Pollution Control Revenue Bond
RB             --Revenue Bond

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                        Government       Global         Municipal
                                                                                          Income         Income           Income
                                                                                           Fund           Fund             Fund
                                                                                       --------------------------------------------
Assets:
Investments in securities, at value (cost $64,429,737, $235,754,262 and $58,381,930)   $64,142,538    $232,215,706     $58,964,362
Cash, at value                                                                              94,169         324,863          90,406
Receivables:
   Investment securities sold                                                            1,004,854              --              --
   Interest                                                                                587,522       3,982,620       1,009,894
   Forward foreign currency exchange contracts                                                  --       2,735,490              --
   Fund shares sold                                                                        664,318         373,902          93,800
   Variation margin                                                                          6,413              --              --
   Foreign tax withheld                                                                         --          87,755              --
Deferred organization expenses, net                                                         14,677              --          21,390
Other assets                                                                                63,375           3,239           9,208
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                       66,577,866     239,723,575      60,189,060
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                      10,549,108       8,691,808       1,387,075
   Forward foreign currency exchange contracts                                                  --       1,125,990              --
   Fund shares repurchased                                                                  23,074         332,497          10,350
   Income distribution                                                                      81,478           7,496          92,940
   Investment adviser fees                                                                  10,999          82,520          19,312
   Administration fees                                                                          --          28,132           7,242
   Authorized dealer service fees                                                           10,285          38,021           9,984
   Distribution fees                                                                         1,290          30,045             169
Accrued expenses and other liabilities                                                      19,056          98,644          12,103
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                  10,695,290      10,435,153       1,539,175
-----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                         56,393,312     222,342,678      58,551,259
Accumulated undistributed  net investment income                                            53,331       6,196,133          60,331
Accumulated net realized loss on investment transactions                                  (287,837)       (989,524)       (544,137)
Accumulated net realized foreign currency gain                                                  --       3,713,328              --
Net unrealized gain (loss) on investments and futures                                     (276,230)        682,535         582,432
Net unrealized loss on translation of assets and liabilities denominated
   in foreign currencies                                                                        --      (2,656,728)             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $55,882,576    $229,288,422     $58,649,885
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:/(a)/
Class A                                                                                     $14.10          $14.59          $14.40
Class B                                                                                     $14.11          $14.58          $14.40
Institutional                                                                                   --          $14.58              --
Service                                                                                         --          $14.59              --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
Class A                                                                                  3,754,506      11,765,253       4,031,092
Class B                                                                                    208,089          75,162          42,867
Institutional                                                                                   --       3,870,161              --
Service                                                                                         --           6,466              --
-----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)        3,962,595      15,717,042       4,073,959
-----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Maximum public offering price per share (NAV per share x 1.0471) for Class
      A shares is $14.76, $15.28 and $15.08 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                       Government       Global         Municipal
                                                                                         Income         Income           Income
                                                                                          Fund           Fund             Fund
                                                                                      --------------------------------------------
Investment income:
Interest/(a)/                                                                         $ 1,346,191    $  7,675,570      $1,514,540
----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                       1,346,191       7,675,570       1,514,540
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                    98,534         915,292         109,080
Administration fees                                                                        29,560         183,102          40,904
Authorized dealer service fees                                                             49,266         235,877          68,174
Distribution fees                                                                          51,745         237,238          69,406
Custodian fees                                                                             31,954          76,892          20,721
Transfer agent fees                                                                        42,728          53,004          44,706
Professional fees                                                                          30,344          40,805          29,494
Registration fees                                                                          13,207          28,146          14,522
Amortization of deferred organization expenses                                              9,321              --           8,700
Trustee fees                                                                                  332           2,324             553
Other                                                                                       6,659          23,235           6,641
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                       363,650       1,795,915         412,901
     Less--expenses reimbursable and fees waived by Goldman Sachs                        (261,399)       (513,953)       (179,441)
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                         102,251       1,281,962         233,460
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                              1,243,940       6,393,608       1,281,080
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                               (102,548)      3,647,163         384,465
   Futures transactions                                                                    19,662              --          96,288
   Foreign currency related transactions                                                       --       3,669,694              --
Net change in unrealized gain (loss) on:
   Investments                                                                           (363,801)     (4,182,327)       (408,697)
   Futures                                                                                (63,631)             --              --
   Translation of assets and liabilities denominated in foreign currencies                     --      (1,445,970)             --
----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment, futures and foreign
        currency transactions                                                            (510,318)      1,688,560          72,056
----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                             $   733,622    $  8,082,168      $1,353,136
----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $94,607 in foreign withholding tax for the Global Income Fund.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                     Government        Global       Municipal
                                                                                       Income          Income         Income
                                                                                        Fund            Fund           Fund
                                                                                    -------------------------------------------
From operations:
Net investment income                                                               $  1,243,940    $  6,393,608    $1,281,080
Net realized gain (loss) from investment transactions                                    (82,886)      3,647,163       480,753
Net realized gain from foreign currency related transactions                                  --       3,669,694            --
Net change in unrealized gain (loss) on investments and futures                         (427,432)     (4,182,327)     (408,697)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --      (1,445,970)           --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                733,622       8,082,168     1,353,136
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,217,324)     (5,196,561)   (1,272,366)
     Class B                                                                             (26,616)        (15,612)       (8,714)
     Institutional Class                                                                     --       (1,688,968)           --
     Service Class                                                                           --             (559)           --
Net realized gain on investment transactions
     Class A                                                                            (157,412)            --             --
     Class B                                                                              (1,780)            --             --
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,403,132)     (6,901,700)   (1,281,080)
-------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                     32,392,263      19,707,735    10,342,628
Reinvestment of dividends and distributions                                            1,137,480       4,631,079       756,256
Cost of shares repurchased                                                            (7,815,079)    (49,406,305)   (5,043,455)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions          25,714,664     (25,067,491)    6,055,429
-------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                        25,045,154     (23,887,023)    6,127,485
Net assets:
Beginning of period                                                                   30,837,422     253,175,445    52,522,400
-------------------------------------------------------------------------------------------------------------------------------
End of period                                                                      $  55,882,576   $ 229,288,422   $58,649,885
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                    $      53,331   $   6,196,133   $    60,331
-------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                            2,285,678       1,345,225       716,106
Reinvestment of dividends and distributions                                               80,099         316,808        52,251
Shares repurchased                                                                      (550,966)     (3,368,115)     (349,613)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                          1,814,811      (1,706,082)      418,744
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


-------------------------------------------------------------------------------


                                                                                      Government       Global         Municipal
                                                                                        Income         Income           Income
                                                                                         Fund           Fund             Fund
                                                                                     --------------------------------------------
From operations:
Net investment income                                                                $ 1,900,328    $  15,455,369    $ 2,420,375
Net realized gain  from investment transactions                                           47,581        9,268,666      1,239,690
Net realized loss  from foreign currency related transactions                                 --       (2,192,328)            --
Net change in unrealized gain (loss) on investments and futures                         (257,605)          54,149       (513,085)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --        4,948,769             --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                              1,690,304       27,534,625      3,146,980
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,898,372)     (22,455,377)    (2,418,570)
     Class B                                                                              (3,324)          (3,052)        (1,805)
     Institutional Class                                                                      --       (4,050,770)            --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,901,696)     (26,509,199)    (2,420,375)
---------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                      8,922,548       39,747,372      6,389,765
Reinvestment of dividends and distributions                                            1,614,587       16,968,046      1,484,778
Cost of shares repurchased                                                            (8,990,920)     (82,019,748)    (9,875,982)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions           1,546,215      (25,304,330)    (2,001,439)
---------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                         1,334,823      (24,278,904)    (1,274,834)
Net assets:
Beginning of year                                                                     29,502,599      277,454,349     53,797,234
---------------------------------------------------------------------------------------------------------------------------------
End of year                                                                         $ 30,837,422   $  253,175,445   $ 52,522,400
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                     $     53,331   $    6,704,225   $     60,331
---------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                              624,626        2,811,314        449,496
Reinvestment of dividends and distributions                                              112,977        1,198,568        104,201
Shares repurchased                                                                      (628,175)      (5,784,097)      (694,794)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                            109,428       (1,774,215)      (141,097)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
1.   Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of April 30, 1997, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Option Accounting Principles
-------------------------------
The Funds may purchase or write call and put options to hedge against changes in security prices. When call or put options are written, an amount equal to the premium received is recorded as a liability in the Statement of Assets and Liabilities which is subsequently marked-to-market to reflect the current value of the written option. Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If a closing transaction has been entered into, a gain or loss may be realized on the written or purchased option. When options expire, the premium received from a written option is treated as a realized gain while the cost of a purchased option is treated as a realized loss. If an option is exercised, the premium paid or received will be offset against the proceeds on the sale or the purchase cost of the underlying security to determine realized gains or losses. Gains and losses are reported in the Statement of Operations.

     Certain risks arise upon entering into options contracts. The risk in writing a call option is that the Fund gives up the opportunity to profit if the underlying security's market value increases beyond the exercise price and the option is exercised. The risk in writing a put option is that the Fund may realize a loss if the market price of an underlying security declines and the option is exercised. A premium must be paid for purchased options regardless of whether or not the option is exercised. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices,

-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
currency exchange rates (in the case of Global Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes, as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of the futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities decreasing the effectiveness of the Funds' hedging strategies potentially resulting in a loss.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company tax-exempt and taxable income to its shareholders each year. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Global Income and December 31, 1996 for Government Income and Municipal Income) had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

                                                         Year of
Fund                                    Amount         Expiration
----------------------------------- ----------------  --------------
Global Income                         $4,471,734          2004
Municipal Income                      $  702,691          2004

I. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

     Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
payable monthly at an annual rate equal to .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

     GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

     GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $134,700, $46,600 and $40,300 of sales loads related to sales of Government Income, Global Income and Municipal Income, respectively.

     The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively. The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

     For the six months ended April 30, 1997, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):


                        Waivers
            -------------------------------
                                                        Reimburse-
                        Admin-     Class A  Reimburse-     ment
    Fund     Advisor   istrator     12b-1      ment    Outstanding
--------------------------------------------------------------------
Government
  Income       $49        $30        $48       $134        $24
Global
  Income       378         --         38         98         --
Municipal
  Income        ---        --         68        111          9

     The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

     For the six months ended April 30, 1997, Government Income and Municipal Income incurred commissions expense of approximately $877 and $500 respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Goldman Sachs owes approximately $6,400 to Government Income related to variation margin on futures contracts.

     As of May 1, 1997 each Fund's advisory and administration agreements were combined into a single management agreement encompassing the same services and fee structure. The investment adviser for Global Income changed from GSAM to GSAM International.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities

-------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the period ended April 30, 1997, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

--------------------------------------------------------------------
                          Government        Global        Municipal
Fund                        Income          Income         Income
--------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations             $89,868,153     $31,460,469    $    --
--------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       2,626,912     251,582,253     52,647,833
--------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations       66,314,796      46,245,813         --
--------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)              2,926,850     234,275,222     50,202,452
--------------------------------------------------------------------

     At April 30, 1997, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

----------------------------------------------------------------------------
                                    Value on
    Foreign Currency               Settlement     Current        Unrealized
   Purchase Contracts                 Date         Value         (Loss)
----------------------------------------------------------------------------
Finnish Markka
     Expiring 7/10/97             $ 5,769,651  $  5,743,713      $ (25,938)
Norwegian Krone
     Expiring 7/18/97               6,967,220     6,931,393        (35,827)
----------------------------------------------------------------------------
     Total Foreign Currency
         Purchase Contracts       $12,736,871   $12,675,106      $ (61,765)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================
                                    Value on
    Foreign Currency                Settlement     Current      Unrealized
     Sale Contracts                   Date         Value        Gain/(Loss)
----------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97            $ 19,731,038  $ 19,370,358     $  360,680
British Pound Sterling
     Expiring 5/15/97              22,990,248    22,842,002        148,246
Deutschemark
     Expiring 5/23/97               9,189,539     9,098,874         90,665
     Expiring 7/10/97               5,769,651     5,746,603         23,048
French Franc
     Expiring 7/22/97              19,223,491    18,986,663        236,828
Italian Lira
     Expiring 5/23/97              14,576,014    14,452,635        123,379
Japanese Yen
     Expiring 7/24/97              46,975,472    46,670,841        304,631
Spanish Peseta
     Expiring 6/11/97               5,856,184     5,819,307         36,877
Swedish Krona
     Expiring 6/12/97              10,186,641     9,919,416        267,225
Swiss Franc
     Expiring 5/23/97                 240,202       240,493           (291)
     Expiring 5/23/97              11,211,600    11,103,780        107,820
----------------------------------------------------------------------------
     Total Foreign Currency
         Sale Contracts          $165,950,080  $164,250,972     $1,699,108
----------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     At April 30, 1997, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

     Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $2,735,490 and $1,125,990 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $1,036,091 and $1,063,934 respectively, related to forward contracts closed but not settled as of April 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:


                                                 Government Income             Global Income               Municipal Income
---------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares        Dollars
                                          ---------------------------------------------------------------------------------------
Class A shares
Shares sold                                   2,087,525   $29,588,339     1,091,068  $15,982,653         687,045    $9,922,452
Reinvestment of dividends and
   distributions                                 78,520     1,115,153       240,916    3,522,418          51,831       750,177
Shares repurchased                             (543,006)   (7,702,748)   (3,237,001) (47,484,511)       (345,221)   (4,979,641)
                                          --------------------------------------------------------------------------------------
                                              1,623,039    23,000,744    (1,905,017) (27,979,440)        393,655     5,692,988
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                     198,153     2,803,924        65,331      958,124         29,061        420,176
Reinvestment of dividends and
   distributions                                  1,579        22,327           715       10,428            420          6,079
Shares repurchased                               (7,960)     (112,331)       (8,487)    (124,059)        (4,392)       (63,814)
                                          --------------------------------------------------------------------------------------
                                                191,772     2,713,920        57,559      844,493         25,089        362,441
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --       182,398    2,673,084             --             --
Reinvestment of dividends and
   distributions                                     --            --        75,139    1,097,674             --             --
Shares repurchased                                   --            --      (122,627)  (1,797,735)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --       134,910    1,973,023             --             --
                                          --------------------------------------------------------------------------------------

Service shares
Shares sold                                          --            --         6,428       93,874             --             --
Reinvestment of dividends and
   distributions                                     --            --            38          559             --             --
Shares repurchased                                   --            --            --           --             --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --         6,466       94,433             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                       1,814,811   $25,714,664    (1,706,082)$(25,067,491)       418,744     $6,055,429
                                          =====================================================================================-

Share activity for the year ended October 31, 1996 is as follows:

                                                 Government Income            Global Income               Municipal Income
--------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares       Dollars
                                          --------------------------------------------------------------------------------------
Class A shares
Shares sold                                     607,156    $8,675,868     1,089,521  $15,545,777        431,736     $6,139,212
Reinvestment of dividends and
   distributions                                112,752     1,611,387       947,846   13,419,614        104,074      1,482,976
Shares repurchased                             (626,797)   (8,971,389)   (5,376,065) (76,216,894)      (694,685)    (9,874,431)
                                          --------------------------------------------------------------------------------------
                                                 93,111     1,315,866    (3,338,698) (47,251,503)       (158,875)   (2,252,243)
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                      17,470       246,680        18,628      265,053         17,760        250,553
Reinvestment of dividends and
   distributions                                    225         3,200           119        1,708            127          1,802
Shares repurchased                               (1,378)      (19,531)       (1,144)     (16,373)          (109)        (1,551)
                                          --------------------------------------------------------------------------------------
                                                 16,317       230,349        17,603      250,388         17,778        250,804
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --     1,703,165   23,936,542             --             --
Reinvestment of dividends and
   distributions                                     --            --       250,603    3,546,724             --             --
Shares repurchased                                   --            --      (406,888)  (5,786,481)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --     1,546,880   21,696,785             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                         109,428    $1,546,215    (1,774,215)$(25,304,330)      (141,097)   $(2,001,439)
                                          ======================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
April 30, 1997
(Unaudited)


--------------------------------------------------------------------------------
7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At April 30, 1997, Government Income had an undivided interest in the repurchase agreement in the following joint account which equaled $11,100,000 in principal amount. At April 30, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:


Principal           Interest       Maturity          Amortized
Amount                Rate           Date               Cost
--------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price
 $680,103,889 (GNMA: $59,497,211, 7.50%-9.00%,
 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%,
 02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%,
 2/01/98-4/01/27)

$680,000,000          5.50%         5/01/97            $680,000,000

Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833 (FNMA: $182,812,268,
 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543,
 6.02%-6.75%, 1/28/00-12/04/01, FCSB: $49,581,430,
 6.05%-6.25%, 5/10/99-12/03/99, SLMA: $29,222,430,
 6.00%, 1/16/01)

 300,000,000          5.50          5/01/97             300,000,000

Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S. Treasury Bill: $53,475,803,
 2/05/98)

  52,300,000          5.40          5/01/97              52,300,000
--------------------------------------------------------------------
Total Joint Repurchase Agreement Account             $1,032,300,000
--------------------------------------------------------------------

9. Other

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 16% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------


                                                 Income (loss) from investment operations            Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income     transactions/(a)/  transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------
                                                       GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.36      $0.46         $(0.20)            --           $0.26         $(0.45)        $(0.07)
1997-Class B shares             14.37       0.40          (0.19)            --            0.21          (0.40)         (0.07)

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.47       0.92          (0.11)            --            0.81          (0.92)         --
1996-Class B shares/(c)/        14.11       0.41           0.26             --            0.67          (0.41)         --
1995-Class A shares             13.47       0.94           1.00             --            1.94          (0.94)         --
1994-Class A shares             14.90       0.85          (1.28)            --           (0.43)         (0.85)         (0.12)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             14.32       0.56           0.58             --            1.14          (0.56)         --

                                                           GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.53      $0.25         $(0.07)            $0.28        $0.46         $(0.40)         --
1997-Class B shares             14.53       0.36          (0.02)             0.08         0.42          (0.37)         --
1997-Institutional shares       14.52       0.42          (0.02)             0.10         0.50          (0.44)         --
1997-Service shares/(i)/        14.69       0.10           0.02             (0.09)        0.03          (0.13)         --

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.45       0.71           0.62              0.18         1.51          (1.43)         --
1996-Class B shares/(c)/        14.03       0.34           0.41              0.11         0.86          (0.36)         --
1996-Institutional shares       14.45       1.15           0.32              0.10         1.57          (1.50)         --
1995-Class A shares             13.43       0.89           0.92              0.15         1.96          (0.94)         --
1995-Institutional shares/(f)/  14.09       0.22           0.34              0.06         0.62          (0.26)         --
1994-Class A shares             15.07       0.84          (1.37)            (0.12)       (0.65)         (0.22)         (0.16)
1993-Class A shares             14.69       0.85           1.07             (0.42)        1.50          (0.85)         (0.27)
1992-Class A shares             14.60       1.14           0.45             (0.36)        1.23          (1.14)         --

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares             14.55       0.25           0.23             (0.19)        0.29          (0.24)         --

                                         Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          -----------------------------------------------------------------------------------------------------
                                                     GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.52)        $(0.26)        $14.10       1.83%/(g)/
1997-Class B shares             --             --           --             (0.47)         (0.26)         14.11       1.43/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (0.92)         (0.11)         14.36       5.80
1996-Class B shares/(c)/        --             --           --             (0.41)          0.26          14.37       4.85/(g)/
1995-Class A shares             --             --           --             (0.94)          1.00          14.47      14.90
1994-Class A shares             (0.02)         (0.01)       --             (1.00)         (1.43)         13.47      (2.98)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             --             --           --             (0.56)          0.58          14.90       8.03/(g)/

                                                  GLOBAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.40)         $0.06         $14.59       3.22%/(g)/
1997-Class B shares             --             --           --             (0.37)          0.05          14.58       2.94/(g)/
1997-Institutional shares       --             --           --             (0.44)          0.06          14.58       3.50/(g)/
1997-Service shares/(i)/        --             --           --             (0.13)         (0.10)         14.59       0.21/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (1.43)          0.08          14.53      11.05
1996-Class B shares/(c)/        --             --           --             (0.36)          0.50          14.53       6.24/(g)/
1996-Institutional shares       --             --           --             (1.50)          0.07          14.52      11.55
1995-Class A shares             --             --           --             (0.94)          1.02          14.45      15.08
1995-Institutional shares/(f)/  --             --           --             (0.26)          0.36          14.45       4.42/(g)/
1994-Class A shares             --             --           (0.61)         (0.99)         (1.64)         13.43      (4.49)
1993-Class A shares             --             --           --             (1.12)          0.38          15.07      10.75
1992-Class A shares             --             --           --             (1.14)          0.09          14.69       8.77

For the Period August 2, 1991/(d)/through October 31,
---------------------------------------------------------------------
1991-Class A shares             --             --           --             (0.24)          0.05          14.60       2.00

                                                                                          Ratios assuming
                                                                                        no voluntary waiver
                                                                                            of fees or
                                                                                        expense limitations
                                                                                    ----------------------------
                                              Ratio of                      Net                     Ratio of
                                Ratio of        net                       assets                       net
                                   net       investment                   at end       Ratio of    investment
                                expenses       income      Portfolio        of         expenses      income
                               to average    to average     turnover      period      to average   to average
                               net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          --------------------------------------------------------------------------------------
                                                    GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              0.50%/(e)/    6.34%/(e)/ 182.25%/(g)/      $52,946    1.83%/(e)/    5.01%/(e)/
1997-Class B shares              1.25/(e)/     5.37/(e)/  182.25/(g)/         2,937    2.33/(e)/     4.29/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              0.50          6.42       485.09             30,603    1.89          5.03
1996-Class B shares/(c)/         1.25/(e)/     5.65/(e)/  485.09                234    2.39/(e)/     4.51/(e)/
1995-Class A shares              0.47          6.67       449.53             29,503    2.34          4.80
1994-Class A shares              0.11          6.06       654.90             14,452    2.86          3.31

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares              0.00/(e)/     4.87/(e)/  725.41/(g)/        12,860    4.00/(e)/     0.87/(e)/

                                                      GLOBAL INCOME FUND
---------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              1.17%/(e)/    5.12%/(e)/ 136.72%/(g)/     $171,668    1.60%/(e)/    4.69%/(e)/
1997-Class B shares              1.71/(e)/     4.73/(e)/  136.72/(g)/         1,095    2.10/(e)/     4.34/(e)/
1997-Institutional shares        0.65/(e)/     5.64/(e)/  136.72/(g)/        56,431    1.04/(e)/     5.25/(e)/
1997-Service shares/(i)/         1.15/(e)/     5.85/(e)/  136.72/(g)/            94    1.54/(e)/     5.46/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              1.16          5.81       232.15            198,665    1.64          5.33
1996-Class B shares/(c)/         1.70/(e)/     5.16/(e)/  232.15                256    2.14/(e)/     4.72/(e)/
1996-Institutional shares        0.65          6.35       232.15             54,254    1.11          5.89
1995-Class A shares              1.29          6.23       265.86            245,835    1.58          5.94
1995-Institutional shares/(f)/   0.65/(e)/     6.01/(e)/  265.86             31,619    1.08/(e)/     5.58/(e)/
1994-Class A shares              1.28          5.73       343.74            396,584    1.53          5.48
1993-Class A shares              1.30          5.78       313.88            675,662    1.55          5.53
1992-Class A shares              1.37          7.85       270.75            588,893    1.62          7.60

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares              0.38/(g)/     1.72/(g)/   34.22/(g)/       388,744    0.44/(g)/     1.66/(g)/

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights  (continued)
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(a)/         Distributions to shareholders
                                       ------------------------------------------------------------- ------------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions/a/   transactions    operations      income     transactions
                          ---------------------------------------------------------------------------------------------------------
                                                             MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares            $14.37     $0.34           $0.03             --           $0.37         $(0.34)         --
1997-Class B shares             14.37      0.28            0.03             --            0.31          (0.28)         --

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             14.17      0.65            0.20             --            0.85          (0.65)         --
1996-Class B shares/(c)/        14.03      0.27            0.34             --            0.61          (0.27)         --
1995-Class A shares             13.08      0.67            1.09             --            1.76          (0.67)         --
1994-Class A shares             14.64      0.73           (1.51)            --           (0.78)         (0.73)         (0.05)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             14.32      0.22            0.32             --            0.54          (0.22)         --


                                        Distributions to shareholders
                           ----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          ------------------------------------------------------------------------------------------------------


                                                           MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.34)         $0.03         $14.40       2.57%/(g)/
1997-Class B shares             --             --           --             (0.28)          0.03          14.40       2.18/(g)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             --             --           --             (0.65)          0.20          14.37       6.13
1996-Class B shares/(c)/        --             --           --             (0.27)          0.34          14.37       4.40/(g)/
1995-Class A shares             --             --           --             (0.67)          1.09          14.17      13.79
1994-Class A shares             --             --           --             (0.78)         (1.56)         13.08      (5.51)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares                --          --           --             (0.22)          0.32          14.64       3.73/(g)/


                                                                                       Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------

                                            Ratio of                      Net                     Ratio of
                              Ratio of        net                       assets                       net
                                 net       investment                   at end       Ratio of    investment
                              expenses       income      Portfolio        of         expenses      income
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------
                                                  MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             0.85%/(e)/    4.70%/(e)/  90.46%/(g)/      $58,033    1.51%/(e)/    4.04%/(e)/
1997-Class B shares             1.60/(e)/     3.92/(e)/   90.46/(g)/           617    2.01/(e)/     3.51/(e)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             0.85          4.58       344.13             52,267    1.55          3.88
1996-Class B shares/(c)/        1.60/(e)/     3.55/(e)/  344.13                255    2.05/(e)/     3.10/(e)/
1995-Class A shares             0.76          4.93       335.55             53,797    1.49          4.20
1994-Class A shares             0.45          5.28       357.54             47,373    1.55          4.18

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             0.00/(e)/     5.15/(e)/   99.99/(g)/        30,166    2.42/(e)/     2.73/(e)/


---------------------------

/(a)/  Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
/(c)/  Class B shares commenced operations on May 1, 1996.
/(d)/  Commencement of operations.
/(e)/  Annualized.
/(f)/  Institutional shares commenced operations on June 1, 1995.
/(g)/  Not annualized.
/(h)/ Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
/(i)/  Service Class shares commenced operations on March 12, 1997.


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
















--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004


Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


FISARRET

The Goldman Sachs
Fixed Income Funds

--------------------------------------------------------------------------------

Semiannual Report
April 30, 1997


Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

-------------------------------------------------------------------------------

                                   APPENDIX A

           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

----------

   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.


                                      1-A

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      3-A

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

                                      4-A

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                                      5-A

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories

                                      6-A
are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

                                      7-A

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      9-A

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                     SUBJECT TO COMPLETION -- JUNE 13, 1997
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Service Shares of each of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, each dated __________, 1997, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, or by calling Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

Introduction                           B-3
   Other Investments and Practices    B-10
   Investment Restrictions            B-53
   Management                         B-70
   Portfolio Transactions             B-86
   Shares of the Trust                B-87
   Net Asset Value                    B-91
   Taxation                           B-92
   Performance Information            B-104
   Other Information                  B-116
   Financial Statements               B-117
   Service Plan                       B-118
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is __________, 1997.

GOLDMAN SACHS ASSET MANAGEMENT      GOLDMAN SACHS ASSET MANAGEMENT
ADVISER TO GOLDMAN SACHS SHORT          INTERNATIONAL
  DURATION TAX-FREE FUND,              ADVISER TO GOLDMAN SACHS
  GOLDMAN SACHS GOVERNMENT              GLOBAL INCOME FUND
  INCOME FUND, GOLDMAN SACHS        133 PETERBOROUGH COURT
  MUNICIPAL INCOME FUND,            LONDON EC4A 2BB, ENGLAND
  GOLDMAN SACHS CORE FIXED
  INCOME FUND AND GOLDMAN           GOLDMAN, SACHS & CO.
  SACHS HIGH YIELD FUND             DISTRIBUTOR
ONE NEW YORK PLAZA                  85 BROAD STREET
NEW YORK, NEW YORK 10004            NEW YORK, NEW YORK  10004

GOLDMAN SACHS FUNDS                 GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                    TRANSFER AGENT
ADVISER TO GOLDMAN SACHS            4900 SEARS TOWER
  ADJUSTABLE RATE GOVERNMENT        CHICAGO, ILLINOIS 60606
  FUND AND GOLDMAN SACHS SHORT
  DURATION GOVERNMENT FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004





                    TOLL FREE (IN U.S.) .......800-621-2550

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue six classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

 MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the counter options and all assets used to cover written over-the counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010. Trustee. President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds

Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski,* Age 32, One New York Plaza, New York, New York 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman, LLP prior thereto.


Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of _______, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                          Pension or                      Compensation
                          Aggregate       Retirement      from Goldman
                         Compensation  Benefits Accrued   Sachs Funds
                           from the     as of Part of      (including
                          Funds/1/     Trust's Expenses  the Funds)/2/
                         ------------  ----------------  --------------
Name of Trustees

Ashok N. Bakhru                $4,109                $0         $77,375
Marcia L. Beck/3/                  $0                $0              $0
David B. Ford                      $0                $0              $0
Douglas C. Grip                    $0                $0              $0
Paul C. Nagel, Jr./4/          $2,525                $0         $50,500
Alan A. Shuch                      $0                $0              $0
Jackson W. Smart               $3,169                $0         $65,750
William H. Springer            $3,169                $0         $65,750
Richard P. Strubel             $3,169                $0         $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:

                           Contractual      Current
Fund                             Rate*         Rate
----                             ----          ----

GSAM
  Municipal Income                  .55%         .55%
  Government Income                 .65%         .25%
  Short Duration Tax-Free           .55%         .40%
  Core Fixed Income                 .55%         .40%
  High Yield                        .70%         .65%

GSFM
  Short Duration Government         .65%         .40%
  Adjustable Rate Government        .55%         .40%

GSAMI
  Global Income                     .90%         .59%
----------------------------

* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                     1996        1995        1994
                                  ----------  ----------  ----------

Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1994, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                          1996**    1995*      1994
                          -------  --------  --------

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000
---------------------

*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:

Fund                               1996     1995     1994
----                              -------  -------  -------

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
------------------------

/(1)/  Core Fund commenced operations on January 5, 1994.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund          0.05%
Adjustable Rate Fund                    0.05%
Municipal Income Fund                   0.05%
Government Income Fund                  0.00%
Short Duration Tax-Free Fund            0.05%
Core Fund                               0.05%
Global Income Fund                      0.06%
High Yield Fund                         0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:


                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0
----------------------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:


                                     Total           Total               Brokerage
                                   Brokerage       Amount of            Commissions
                                     Total        Commissions           Transaction           Paid
                                   Brokerage        Paid to              on which          to Brokers
                                  Commissions     Affiliated            Commissions        Providing
                                     Paid           Persons               Paid/3/           Research
                                  ===========  =================  =======================  ==========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/     447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/       8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/      43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/      24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/      51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST


          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield
Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.


          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.


          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of July 15, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund:
Short Duration Government Fund:
Short Duration Tax-Free Fund:
Government Income Fund:
Core Fund:

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income

(computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a

"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of

31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.


     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
--------------------------------  -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                             6.00%        5.94%
  Administration Shares                            5.75%        5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                      5.66%        5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                             6.43%        6.16%
  Administration Shares                            6.19%        5.93%
  Service Shares                                   5.96%        5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                             4.34%        3.71%
  Administration Shares                            4.09%        3.42%
  Service Shares                                   3.84%        3.22%

CORE FUND
  Institutional Shares                             6.60%        6.25%
  Administration Shares                            6.37%        6.03%
  Service Shares                                   6.12%        5.78%

GLOBAL INCOME FUND
  Institutional Shares                             5.20%        4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                      4.54%        4.08%
  Class B Shares                                   4.23%        3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                   4.21%        3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                   3.68%        3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                   6.04%        4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                   5.57%        4.48%

                                  DISTRIBUTION RATE

                                                      30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period              Rate          Rate/1/
--------------------------------  ------------------  -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                    5.87%         5.81%
  Administration Shares                                   5.62%         5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                              5.62%         5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                    6.24%         5.97%
  Administration Shares                                   6.00%         5.72%
  Service Shares                                          5.78%         5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                    4.19%         3.56%
  Administration Shares                                   3.94%         3.28%
  Service Shares                                          3.69%         3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                          4.27%         3.59%
  -assumes no sales charge
  Class B Shares                                          3.53%         3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                          6.33%         5.00%
  -assumes no sales charge
  Class B Shares                                          5.58%         4.50%

CORE FUND
  Institutional Shares                                    6.46%         6.12%
  Administration Shares                                   6.23%         5.89%
  Service Shares                                          5.98%         5.63%

GLOBAL INCOME FUND
     Institutional Fund                                   5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                              5.44%           4.96%
   Class B Shares                                         5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                        Pro-Forma
                                   Investment         Tax-Equivalent  Tax-Equivalent
Fund                                 Period              Rate           Yield/1/
----------------------------  ---------------------  -------------  -----------------

                              30-Days
                              ended
                              10/31/96

SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                                      6.94%              5.89%
     Administration Shares                                   6.52%              5.43%
     Service Shares                                          6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                             7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                             5.84%              5.12%
_______________________________

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)



                                                                               Average Annual
                                  -------------------------------------------------------------------
                                                                           With Fee      Without Fee
                                                                           Reductions      Reductions
                                                                             and/or          and/or
                                     Investment                               Expense        Expense
Fund                                    Date        Investment Period       Limitations   Limitations
--------------------------------  ----------------  ---------------       ---------------  ------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/       ended 10/31/96          5.32%         5.19%

                                  11/1/95           one year ended
                                                    10/31/96                6.86%         6.80%

                                  11/1/91           five years ended
                                                    10/31/96                5.13%         5.05%

  Administration Shares           4/15/93/1b/       ended 10/31/96          4.69%         4.64%

                                  11/1/95           one year ended
                                                    10/31/96                6.60%         6.53%

  Service Shares/1c/                                                        N/A           N/A

  Class A Shares                  5/12/95/1d/       ended 10/31/96

 Assumes 1.5% Sales Charge                                                  5.29%         4.96%
 Assumes No Sales Charge                                                    6.40%         6.07%
                                  11/1/95           one year ended
 Assumes 1.5% Sales Charge                          10/31/96                4.99%         4.66%
 Assumes No Sales Charge                                                    6.60%         6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/       ended 10/31/96          7.24%         6.84%

                                  11/1/95           one year ended
                                                    10/31/96                6.75%         6.47%

                                  11/1/91           five years
                                                    ended 10/31/96          5.67%         5.44%

Administration Shares             2/28/96/2b/       ended 10/31/96          4.00%         3.82%

Service Shares                    4/10/96/2b/       ended 10/31/96          4.35%         4.20%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                            Average Annual
                                -----------------------------------------------------------
                                                                 With Fee      Without Fee
                                                                Reductions      Reductions
                                                                   and/or          and/or
                                  Investment      Investment       Expense        Expense
Fund                                 Date           Period       Limitations   Limitations
------------------------------  --------------  ---------------  ------------  ------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/     ended 10/31/96          4.21%         3.71%

                                11/1/95         one year ended
                                                10/31/96                4.50%         3.92%

  Administration Shares         5/20/93/3b/     ended 10/31/96          3.51%         3.15%

                                11/1/95         one year ended
                                                10/31/96                4.24%         3.66%

  Service Shares                9/20/94/3c/     ended 10/31/96          4.36%         3.92%

                                11/1/95         one year ended
                                                10/31/96                3.98%         3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/     10/31/96                6.34%         5.70%

                                11/1/95         one year ended
                                                10/31/96                5.98%         5.58%

  Administration Shares         2/28/96/4b/     ended
                                                10/31/96                3.56%         3.29%

  Service Shares                3/13/96/4b/     ended
                                                10/31/96                4.90%         4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                             Average Annual
                                                                     -----------------------------
                                                                        With Fee      Without Fee
                                                                       Reductions      Reductions
                                                                         and/or          and/or
                                  Investment        Investment           Expense        Expense
Fund                                 Date             Period           Limitations    Limitations
------------------------------  --------------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/        ended 10/31/96

   Assumes 4.5% Sales Charge                                            7.08%            6.76%
   Assumes No Sales Charge                                              8.02%            7.71%

   Assumes 4.5% Sales Charge    11/1/95            one year             6.08%            5.57%
   Assumes No Sales Charge                         ended 10/31/96       11.05%           10.53%

   Assumes 4.5% Sales Charge    11/1/91            five years           7.02%            6.73%
   Assumes No Sales Charge                         ended 10/31/96       8.01%            7.69%

  Class B Shares/5b/            5/1/96             ended 10/31/96/5d/   6.24%            6.01%

  Institutional Shares          8/1/95/5e/         ended 10/31/96       12.95%           12.45%

                                11/1/95            one year
                                                   ended 10/31/96       11.55%           11.05%
  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/        ended 10/31/96
   Assumes 4.5% Sales Charge                                            3.80%            2.78%
   Assumes No Sales Charge                                              5.27%            4.23%


                                11/1/95            ended 10/31/96

   Assumes 4.5% Sales Charge                                            1.35%            0.65%
   Assumes No Sales Charge                                              6.13%            5.40%

  Class B Shares/6b/            5/1/96             ended 10/31/96       4.40%            4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                               --------------------------------------------------------
                                                              With Fee      Without Fee
                                                             Reductions      Reductions
                                                               and/or          and/or
                               Investment     Investment       Expense       Expense
Fund                              Date          Period       Limitations   Limitations
-----------------------------  -----------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares                 2/10/93/7a/  ended 10/31/96
 Assumes 4.5% Sales Charge                                          5.41%         2.92%
 Assumes No Sales Charge                                            6.72%         4.21%

                               11/1/95      ended 10/31/96
 Assumes 4.5% Sales Charge                                          1.06%        -0.33%
 Assumes No Sales Charge                                            5.80%         4.35%

Class B Shares/7b/             5/1/96       ended 10/31/96          4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d        Class A shares of Adjustable Rate Fund commenced operations on May 12,
          1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.
2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a        Institutional Shares of Core Fund commenced operations on January 5,
          1994.
4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a        Class A Shares of Global Income Fund commenced operations on August 2,
          1991.
5b        Class B Shares of Global Income Fund commenced operations on May 1,
          1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a        Class A shares of Municipal Income Fund commenced operations on July
          20, 1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

          The above table should not be considered a representation of future performance.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

          In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

          Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. Unaudited financial statements for each Fund for the six months ended April 30, 1997 are also attached hereto.

                                 SERVICE PLAN

         Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, service fees were paid by the Funds as follows:

Fund                                  1996           1995           1994
--------------------------------  -------------  -------------  -------------

Adjustable Rate Fund                      /(1)/          /(1)/          /(1)/
Short Duration Government Fund           $1,222          /(2)/          /(2)/
Short Duration Tax-Free Fund             $2,322         $1,797          $ 325
Government Income Fund                    /(3)/          /(3)/          /(3)/
Municipal Income Fund                     /(4)/          /(4)/          /(4)/
Core Fund                                $  422          /(3)/          /(3)/
Global Income Fund                        /(4)/          /(4)/          /(4)/

/(1)/ No Service Shares of Adjustable Rate Fund were outstanding at October 31,
     1996, 1995 and 1994.
/(2)/ No Service Shares of Short Duration Government Fund were outstanding at
     October 31, 1995 and 1994.

/(3)/ No Service Shares of Government Income Fund were outstanding at October
     31, 1996, 1995 and 1994.
/(4)/ No Service Shares of Municipal Income Fund were outstanding at October 31,
     1996, 1995 and 1994.
/(5)/ No Service Shares of Core Fund were outstanding at October 31, 1995 and
     1994.
/(6)/ No Service Shares of Global Income Fund were outstanding at October 31,
     1996, 1995 and 1994.

     Each Fund has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distribution securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of a Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal advisers before investing fiduciary assets in Service Shares of the Funds.

     The Plans with respect to Adjustable Rate Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Service Shares of each Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997, including Global and High Yield Funds. Each Plan and Service Agreement will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the applicable Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's Plan will benefit such Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.

-------------------------------------------------------------------------------
   Table of Contents
   Market Overview                                          1
   Goldman Sachs Adjustable Rate Government Fund            3
   Goldman Sachs Short Duration Government Fund             9
   Goldman Sachs Short Duration Tax-Free Fund              14
   Goldman Sachs Core Fixed Income Fund                    20
   Financial Statements                                    28
   Notes to Financial Statements                           32
   Financial Highlights                                    39
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


--------------------------------------------------------------------------------
Historical Treasury Yield Curve

[LINE GRAPH APPEARS HERE]

                      10/31/96      4/30/97
3-Month                5.14%         5.23%
6-Month                5.26%         5.52%
1                      5.40%         5.89%
2                      5.73%         6.27%
3                      5.86%         6.40%
5                      6.07%         6.57%
10                     6.34%         6.71%
15                     6.64%         6.95%


Source: Bloomberg, L.P.


The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May
Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty

John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani

Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

Special Events

     As of March 27, 1997, the fund opened a new share class (Service). In addition, effective May 1, 1997, the name of the GS Adjustable Rate Government Fund was changed to the Goldman Sachs Adjustable Rate Government Fund. The fund's objective and investment focus remain the same.

ARM Market Performed Well, Buoyed by Low Volatility and Strong Investor Demand

     The ARM market performed well during the period under review, supported by low volatility and stable prepayments. In addition, investor interest in the sector increased as opportunities in short-duration alternatives diminished. In combination, these factors drove ARM spreads approximately 15 basis points tighter over the period.

Performance Review

     During the six-month period ended April 30, the fund's Institutional, Administration and Class A shares all outperformed the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (The fund's duration as of April 30 was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance was due to the tightening of yield spreads between ARMs and Treasuries, as well as the incremental yield of ARMs over similar-duration Treasuries.

     The fund also performed well compared with its peers. For the 12 months ended April 30, 1997, the fund's Institutional shares ranked 11th out of 47 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration, Service and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     We are pleased to announce that for the three- and five-year periods ended April 30, 1997, the fund's Institutional shares were rated "five stars" (out of 1,193 taxable bond funds) and "four stars" (out of 641 taxable bond funds), respectively, according to Morningstar, Inc., an independent rating agency. In addition, as of April 30, Morningstar rated the fund's Administration shares "five stars" for the one-year period (out of 1,709 taxable bond funds) and "four stars" (out of 1,193 taxable bond funds) for the three-year period./1/






------------------------------------------------
/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "five stars" for the one-year period and were rated among 1,709 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional and Administration shares; the fund's Class A and Service shares have not been rated. Class A and Service shares are subject to additional fees and expenses which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)


--------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                            6-Month    1-Year
                  Institu-  Adminis-                       Treasury   Treasury
                   tional    tration   Class A   Service*    Bill       Bill
                   ------    -------   -------   -------     ----       ----
 Total Return        3.28%     3.16%     3.16%      0.74%    2.65%      2.56%
   (based on net
   asset value)
--------------------------------------------------------------------------------
  Return From        2.97%     2.85%     2.85%      0.20%     NA         NA
   Monthly
   Distributions
--------------------------------------------------------------------------------
  Return From        0.31%     0.31%     0.31%      0.54%     NA         NA
   Price
   Appreciation
--------------------------------------------------------------------------------
 NAV (4/30/97)      $9.86     $9.86     $9.86      $9.86      NA         NA
--------------------------------------------------------------------------------
 NAV Change        +$0.03    +$0.03     $0.03      $0.02      NA         NA
--------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/27/97.

Portfolio Composition and Investment Strategies

     Portfolio composition remained similar compared with six months ago, with the exception of a slight reduction in collateralized mortgage obligations
(CMOs) and an increase in repurchase agreements/cash equivalents.

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

ARMs                             85.8%
SBA Floaters                      7.4%
Repos/Cash Equivalents            4.8%
CMOs                              2.0%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


 . ARMs. As of April 30, 1997, the fund's primary investment continued to be in ARMs, which accounted for 85.8% of the portfolio. We emphasized seasoned, fully indexed one-year Constant Maturity Treasury (CMT) securities that were issued prior to 1990, which are attractive because of their lower prepayment risk. (Seasoned issues are less likely to be impacted by prepayments than newly issued mortgages because homeowners who did not refinance in earlier periods of lower rates are generally less likely to refinance in the future.)

 .    SBA Floaters. The portfolio's position in securities backed by Small
Business Administration (SBA) loans was 7.4%, approximately the same as six months ago. The sector offered incremental yield over similar-duration Treasuries and increased fund diversification.

 .    CMOs. We reduced the portfolio's CMO allocation to 2.0%, down from 3.5%
last October. Within the sector, the fund's largest holding was a 1.1% position in super floaters. Because super floaters are generally considered to be higher risk than conventional floaters, we use them selectively in seeking to enhance fund performance. The remainder of the CMO position (0.9%) was invested in a variety of other structures.

 .    Duration. We seek excess return over similar-duration U.S. Treasuries through our sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 0.7 years, unchanged from six months ago.

Credit Quality. The fund invests exclusively in securities issued by the U.S. government, its agencies or instrumentalities, which are considered to be of the highest credit quality.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)


--------------------------------------------------------------------------------
predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     As of the end of the period, we have a neutral outlook for the ARM sector. ARMs are currently trading at fair value, reflecting a stable prepayment outlook. Seasoned one-year CMT ARMs remain attractive as a core holding due to their prepayment stability in a falling rate environment and reduced cap risk in a rising rate environment.

Distribution Policy

     During the six-month period ended April 30, 1997, the fund's
Institutional, Administration and Class A shares distributed $0.29, $0.28 and $0.28 per share, respectively. From their inception on March 27 through April 30, the fund's Service shares paid out $0.05 per share.

     The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund or significantly affected its NAV per share.



/s/ Jonathan A. Beinner

Jonathan A. Beinner

/s/ Peter D. Dion

Peter D. Dion

/s/ James P. McCarthy

James P. McCarthy

Portfolio Managers
Goldman Sachs Adjustable Rate Government Fund
May 30, 1997


--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal              Interest             Maturity
    Amount                 Rate                 Date                 Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations--94.4%
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a)--25.6%
$    2,499,665              7.41%           07/01/18             $   2,603,551
     1,337,640              7.57            12/01/18                 1,390,932
    10,052,878              7.45            05/01/19                10,420,411
    19,024,919              7.65            11/01/19/(b)/           19,952,383
     4,828,320              7.75            05/01/20                 5,061,431
    17,560,720              7.50            06/01/20/(b)/           18,260,339
    36,305,075              7.77            02/01/22/(b)/           38,097,820
     6,736,255              7.27            06/01/22                 6,940,632
     3,743,219              7.48            08/01/22                 3,889,430
     6,343,944              7.55            09/01/22                 6,616,543
     5,798,265              7.29            09/01/22                 5,961,312
    16,426,906              7.65            11/01/22                17,181,558
     9,544,724              7.68            06/01/24                10,002,584
     3,422,929              7.32            02/01/28                 3,543,279
     1,677,210              7.68            07/01/30                 1,756,089
-------------------------------------------------------------------------------
                                                                 $ 151,678,294
-------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association (FNMA)(a)--53.9%
$    1,626,928              7.45%           04/01/03             $   1,648,729
     1,063,451              7.81            11/01/14                 1,116,453
       671,988              7.60            12/01/15                   696,771
     5,800,505              6.72            03/01/17                 5,911,063
     3,475,919              7.56            03/01/17                 3,625,279
    11,078,486              7.04            04/01/17                11,476,093
       734,378              7.51            11/01/17                   764,216
     4,070,446              6.49            03/01/18                 4,114,976
       755,256              7.67            05/01/18                   781,101
     1,196,229              7.88            05/01/18                 1,250,167
     1,291,177              7.32            06/01/18/(c)/            1,326,271
     7,811,611              7.50            06/01/18                 8,172,898
     4,895,608              7.48            07/01/18                 5,117,428
     6,964,915              7.61            07/01/18                 7,297,907
     5,963,754              7.27            08/01/18                 6,190,198
     3,775,708              7.75            08/01/18                 3,964,493
     3,424,816              7.60            10/01/18                 3,584,275
     6,244,935              7.49            11/01/18                 6,486,927
     1,919,120              7.39            12/01/18                 1,992,296
    12,663,766              7.67            12/01/18/(b)/           13,296,954
     3,245,589              7.37            06/01/19                 3,366,779
     4,222,057              7.31            07/01/19                 4,376,415
     1,572,328              7.40            07/01/19                 1,632,768
     1,466,614              7.35            08/01/19                 1,513,589
     4,212,924              7.63            09/01/19                 4,404,485
     2,660,817              7.31            01/01/20                 2,761,848
     2,845,244              7.79            03/01/20                 2,987,506
     8,236,162              7.39            07/01/20                 8,548,889
     4,385,557              7.67            02/01/21                 4,600,713
     4,953,699              7.40            04/01/21                 5,140,998
    69,652,900              7.65            09/01/21/(b)/           72,928,676
     5,721,530              7.10            01/01/22                 5,920,639
    20,957,781              7.66            02/01/22/(b)/           21,972,976
    13,609,253              7.80            06/01/22                14,266,989
       645,000              7.56            08/01/22                   661,628
     2,036,342              7.73            08/01/22                 2,137,202
    29,003,668              7.67            09/01/22/(b)/           30,449,210
     1,821,772              7.57            02/01/23                 1,868,464
       272,046              6.23            12/01/23                   268,986
    15,812,397              7.56            04/01/25                16,501,660
    16,515,667              7.59            09/01/25                17,302,804
     3,390,319              7.41            08/01/27                 3,523,830
     2,373,397              7.43            10/01/27                 2,466,102
     1,077,506              7.09            07/01/29                 1,111,350
-------------------------------------------------------------------------------
                                                                 $ 319,529,001
-------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association (GNMA)(a)--3.9%
$    1,430,321              7.00%           03/20/16             $   1,462,732
     1,877,843              7.13            08/20/17                 1,929,784
       975,525              7.13            08/20/18                 1,004,186
     6,329,270              7.00            02/20/21                 6,492,439
     3,551,234              6.50            01/20/22                 3,624,282
     4,539,525              7.13            04/20/22                 4,679,978
     3,724,927              7.00            03/20/23                 3,816,299
-------------------------------------------------------------------------------
                                                                 $  23,009,700
-------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(a)--7.3%
$    1,395,750              7.00%           10/25/14             $   1,435,878
     2,310,178              7.00            02/25/15                 2,370,450
     2,799,672              7.00            04/25/15                 2,871,428
     1,880,379              7.00            05/25/15                 1,928,573

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund   (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal              Interest             Maturity
    Amount                 Rate                Date                  Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations(continued)
Adjustable Rate Small Business Administration
(SBA)(continued)
$    1,022,753              7.00%            08/25/15            $   1,055,992
     1,661,578              7.00             09/25/15                1,709,348
     2,041,631              7.00             10/25/15                2,094,591
     1,059,044              6.62             09/25/16                1,070,302
     4,076,904              6.62             07/25/17                4,121,505
     4,036,805              6.62             08/25/17                4,080,967
     2,744,035              6.62             08/25/17                2,774,055
     1,756,376              6.62             08/25/17                1,775,590
     3,752,990              6.62             09/25/17                3,794,048
     1,761,608              6.62             10/25/17                1,781,144
     1,774,313              6.62             10/25/17                1,793,990
     8,582,508              6.62             02/25/18                8,677,688
-------------------------------------------------------------------------------
                                                                 $  43,335,549
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations--3.7%
Adjustable Rate CMOs/(a)/ --1.8%
FNMA Remic Trust 1990-145, Class A
$   10,348,000              6.58%            12/25/20            $  10,437,510
-------------------------------------------------------------------------------
                                                                 $  10,437,510
-------------------------------------------------------------------------------
Inverse Floater/(a)/--0.0%
FNMA Remic Trust 1991-91, Class S
$      138,928              8.55%            07/25/98            $     149,631
-------------------------------------------------------------------------------
                                                                 $     149,631
-------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only/(a)/--0.0%
FNMA Remic Trust 1992-157, Class SA
$    1,384,066/(d)/        55.35%            03/25/04            $      86,712
-------------------------------------------------------------------------------
                                                                 $      86,712
-------------------------------------------------------------------------------
Inverse IOette--0.1%
FHLMC Series 1164, Class O
$       33,045/(d)/        19.07%            11/15/06            $     431,596
-------------------------------------------------------------------------------
                                                                 $     431,596
-------------------------------------------------------------------------------
IOette--0.1%
FNMA Remic Trust 1990-145, Class B
$       25,428/(d)/        10.00%            12/25/20            $     850,208
-------------------------------------------------------------------------------
                                                                 $     850,208
-------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--0.6%
FHLMC Series 1645, Class B
$    2,956,606              5.50%            01/15/08            $   2,730,573
FNMA Remic Trust 1990-65, Class U
       185,451              9.50             11/25/06                  185,160
FNMA Remic Trust 1991-37, Class E
       838,752              8.50             04/25/05                  839,801
-------------------------------------------------------------------------------
                                                                 $   3,755,534
-------------------------------------------------------------------------------
Super Floater CMOs/(a)/ --1.1%
FNMA Remic Trust 1992-157, Class FA
$    6,813,861              2.16%            03/25/04            $   6,632,817
-------------------------------------------------------------------------------
                                                                 $   6,632,817
-------------------------------------------------------------------------------
    Total Collateralized Mortgage Obligations                    $  22,344,009
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $557,420,929)                                          $ 559,896,552
-------------------------------------------------------------------------------
Repurchase Agreement--6.2%
Joint Repurchase Agreement Account
$   36,700,000              5.49%            05/01/97/(b)/       $  36,700,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $36,700,000)                                           $  36,700,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $594,120,929)/(e)/                                     $ 596,596,552
-------------------------------------------------------------------------------


Futures contracts open at April 30, 1997 are as follows:

                                 Number of
                                 Contracts        Settlement       Unrealized
           Type               Long (Short)(f)        Month          Gain (Loss)
----------------------------  ----------------  -----------------  -------------
1-Month Libor                       110         May 1997             $(20,500)
1-Month Libor                       115         June 1997              21,563
Euro Dollars                        325         June 1997            (210,188)
Euro Dollars                        285         September 1997       (104,813)
Euro Dollars                        145         December 1997         (50,000)
Euro Dollars                         10         March 1998            (14,500)
Euro Dollars                        (20)        December 1998         (14,000)
Euro Dollars                         10         June 1999             (18,000)
Euro Dollars                         20         September 1999        (33,000)
5 Year U.S. Treasury Notes           64         June 1997              (5,781)
10 Year U.S. Treasury Notes        (281)        June 1997              70,063
                                                                   ------------
                                                                    $(379,156)
-------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                 $   3,264,098
Gross unrealized loss for investments in which cost
    exceeds value                                                     (925,961)
-------------------------------------------------------------------------------
Net unrealized gain                                              $   2,338,137
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund   (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.
/(b)/ Portions of these securities are being segregated for futures margin requirements and when-issued securities.
/(c)/  When-issued security.
/(d)/ Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/  The aggregate cost for federal income tax purposes is $594,258,415.
/(f)/ Each Euro dollar contract represents $1,000,000 in notional par value. Each 1-month Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $1,524,500,000 and $281,048,344 respectively. The determination of notional amounts and market value and presented here are indicative only of volume of activity and not a measure of market risk.


The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Secondarily, the fund may, in seeking current income, also consider the potential for capital appreciation. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Special Events

     Effective May 1, 1997, the name of the GS Short Duration Government Fund was changed to the Goldman Sachs Short Duration Government Fund. In addition, to accommodate different clients' needs and preferences, the fund added two new share classes as of May 1: Class A shares, which have a front-end load but no contingent deferred sales charge (on amounts less than $1 million), and Class B shares, which are subject to a contingent deferred sales charge but no up-front sales charge. The fund's investment focus remains the same.

Performance Review

     During the six-month period ended April 30, the fund's Institutional, Administration and Service shares all outperformed their benchmark, the two-year U.S. Treasury security. Despite a slight decline in net asset value (NAV) due to the backup in interest rates, the fund's positions in collateralized mortgage obligations (CMOs) and adjustable rate mortgage (ARM) securities significantly contributed to performance.

     The fund performed very well relative to its peers. For the 12-month period ended April 30, 1997, the fund's Institutional and Administration shares ranked third and fifth, respectively, out of 97 short-intermediate U.S. government funds based on total return, according to Lipper Analytical Services, Inc. In addition, the fund's Service shares ranked within the top 20% (14th out of 97) for the same time period. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, the fund's Institutional shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency, for the five years ended April 30./1/


-------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-------------------------------------------------------------------------------
                               Institutional     Administration     Service
                               -------------     --------------     -------
  Total Return (based on net      2.67%               2.55%           2.42%
   asset value)
-------------------------------------------------------------------------------
   Return From Monthly            3.39%               3.27%           3.14%
      Distributions
-------------------------------------------------------------------------------
   Return From Price             -0.72%              -0.72%          -0.72%
      Depreciation
-------------------------------------------------------------------------------
  Total Return of Two-Year        2.09%               2.09%           2.09%
   U.S. Treasury
-------------------------------------------------------------------------------
  NAV (4/30/97)                  $9.76               $9.78           $9.75
-------------------------------------------------------------------------------
  NAV Change                    -$0.07              -$0.07          -$0.07
-------------------------------------------------------------------------------


----------------------------------------

/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the funds' Institutional shares; the fund's Administration and Service shares have not been rated. The Administration and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
Portfolio Composition and Investment Strategies

       The most significant changes in the portfolio's sector composition during the period were a reduction in U.S. Treasuries in favor of CMOs and a new position in agency debentures.

            Portfolio Composition as of April 30, 1997*

[PIE CHART APPEARS HERE]


CMOs                                                  61.8%
ARMS                                                  19.0%
Fixed Rate Mortgage Pass-Throughs                      9.7%
Agency Debentures                                      4.8%
U.S. Treasuries                                        3.6%
Repos/Cash Equivalents                                 1.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .   CMOs. CMOs accounted for 61.8% of the portfolio, up from 56.9% six months ago. The CMO sector performed very well during the period, bolstered by low volatility and strong investor demand. CMOs were particularly attractive to investors because they offered substantial yield over similar-duration Treasury and non-Treasury alternatives. Within the sector, the portfolio's positions included sequential-pay/support CMOs (24.5%) and planned amortization class
(PAC) CMOs (21.2%). These securities were short duration issues that offered relatively predictable cash flows.

 .   ARMs. As of April 30, the fund's allocation to ARMs was 19.0%, unchanged from last October. We emphasized seasoned, fully indexed one-year Constant Maturity Treasury (CMT) securities that were issued prior to 1990, which are attractive because of their lower prepayment risk. (Seasoned issues are less likely to be impacted by prepayments than newly issued mortgages because homeowners who did not refinance in earlier periods of lower rates are generally less likely to refinance in the future.)

 .   Fixed Rate Mortgage Pass-Throughs. The fixed rate mortgage pass-through sector accounted for 9.7% of the portfolio, up from 7.2% six months ago. We continued to favor the sector because of its attractive yield enhancement potential.

 .   Agency Debentures. We established a new 4.8% position in agency debentures, which are bonds issued by agencies of the U.S. government. This sector offered incremental yield over Treasuries and added to portfolio diversification.

 .   U.S. Treasuries and Repurchase Agreements/Cash Equivalents. During the
period, we sold more than three-quarters of the fund's Treasury allocation in favor of other sectors that offered better relative value. By April 30, the fund's position in the sector was down to 3.6%, while repurchase agreements/cash equivalents were 1.1%, unchanged from six months ago.

 .   Issuer Composition. The portfolio's mortgage-backed security composition by issuer was 47.6% in Federal National Mortgage Association (FNMA) issues, 37.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 5.8% in Government National Mortgage Association (GNMA) issues.

 .   Credit Quality. The fund invests exclusively in securities issued by the
U.S. government and its agencies or instrumentalities.

 .   Prudent Use of Derivatives. The fund's CMO position included several securities typically considered to be

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
lower risk derivatives. These included sequential-pay/support CMOs and PAC CMOs (24.5% and 21.2% of the portfolio, respectively), as noted previously, and a 9.0% allocation in CMO floaters (whose coupons reset upward when interest rates rise). The fund also held a 2.8% position in super floaters (whose coupons reset higher than conventional floaters when rates rise), a 2.1% position in inverse floaters (whose coupons reset in the opposite direction of interest rates), and small positions in PAC interest-only (IO) and inverse IO securities. We invest in these higher risk derivatives only when we believe such securities will enhance returns without incurring undue risk. These positions contributed to the fund's positive performance along with the other CMO securities. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook

     Our outlook is cautious for CMOs: the sector is now trading at fair spreads relative to equal-duration Treasuries and does not appear to offer significant tightening potential. Despite the lack of general value, we continue to look for issues within the CMO market that offer favorable investment characteristics that are not fully valued by the market. In the ARM market, seasoned one-year CMT ARMs remain attractive as a core holding relative to other ARM sectors.

Distribution Policy

     During the six-month period under review, the fund's Institutional, Administration and Service shares paid out distributions of $0.33, $0.32 and $0.30 per share, respectively. The fund distributes substantially all of its investment company taxable income, as required by tax law.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Short Duration Government Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

  Principal              Interest             Maturity
   Amount                  Rate                 Date                  Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations--90.0%
Adjustable Rate Federal Home Loan Mortgage Corp.  (FHLMC)(a)--13.8%
$    1,862,421                7.38%           08/01/17/(b)/      $   1,928,183
     1,799,630                7.58            12/01/18/(b)/          1,871,327
     7,952,048                7.77            02/01/22/(b)/          8,344,720
     2,036,342                7.73            08/01/22/(b)/          2,137,202
-------------------------------------------------------------------------------
                                                                 $  14,281,432
-------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association (FNMA)(a)--11.6%
$      306,024                9.00%           12/01/97           $     307,489
     2,894,069                6.50            04/01/03/(b)/          2,853,696
       812,321                6.00            01/01/14                 762,436
     2,961,367                6.00            03/01/14/(b)/          2,771,662
     2,552,281                7.81            11/01/14/(b)/          2,679,487
     2,569,866                7.58            08/01/22               2,636,117
-------------------------------------------------------------------------------
                                                                 $  12,010,887
-------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (FNMA)--3.2%
$      504,862                6.00%           10/01/08           $     484,981
     1,032,431                6.00            06/01/09                 991,774
     1,949,537                6.00            10/01/09/(b)/          1,878,671
-------------------------------------------------------------------------------
                                                                 $   3,355,426
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--61.4%
Inverse Floater(a)--3.0%
FHLMC Series 1296, Class J
$      890,613               12.15%           07/15/99           $     954,683
FHLMC Series 1325, Class C
       944,285                6.83            07/15/97                 943,086
FNMA Remic Trust, Series 1992-62, Class S
     1,212,115                9.27            05/25/99               1,217,824
-------------------------------------------------------------------------------
                                                                 $   3,115,593
-------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.2%
FHLMC Series 1684, Class JD
$    2,524,793/(c)/           3.72%           08/15/20           $     170,222
FNMA Remic Trust 1993-110, Class SC
      2,010,905/(c)/          3.52            04/25/19                  74,564
-------------------------------------------------------------------------------
                                                                 $     244,786
-------------------------------------------------------------------------------
Planned Amortization - Accrual Bond--1.2%
FHLMC Series 1560, Class X
$    1,245,394                6.00%           11/15/16           $   1,234,885
-------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--21.9%
FHLMC Series 1584, Class E
$    3,000,000                5.75%           10/15/16/(b)/      $   2,937,180
FHLMC Series 1684, Class F
     5,000,000                5.75            08/15/20/(b)/          4,756,650
FNMA Remic Trust 1992-138, Class C
     2,375,000                6.00            12/25/18/(b)/          2,351,986
FNMA Remic Trust, Series 1997-9, Class B
     4,000,000                6.50            10/25/22/(b)/          3,850,040
FNMA Series 1991-31, Class PJ
     3,000,000                6.55            10/25/20               2,920,290
GNMA Remic Trust 1996-6, Class PB
     6,000,000                6.50            06/16/09/(b)/          5,982,420
-------------------------------------------------------------------------------
                                                                 $  22,798,566
-------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--1.3%
FHLMC Series 1552, Class JE
$    7,308,380/(c)/           7.00%           02/15/14           $     313,822
FHLMC Series 1587, Class HA
     9,090,222/(c)/           6.50            10/15/08               1,032,104
-------------------------------------------------------------------------------
                                                                 $   1,345,926
-------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.4%
FNMA Remic Trust 1992-198, Class K
$       34,647/(c)/          12.81%           12/25/15           $     370,318
-------------------------------------------------------------------------------
Regular Floater CMOs(a)--8.8%
FHLMC Series 1296, Class I
$    2,493,715                5.16%           07/15/97/(b)/      $   2,462,544
FHLMC Series 1325, Class B
     2,219,071                6.38            07/15/97/(b)/          2,219,759
FHLMC Series 1684, Class JC
     2,524,793                5.28            08/15/20/(b)/          2,472,706
FNMA Remic Trust 1993-110, Class FC
     2,010,905                5.48            04/25/19/(b)/          1,987,639
-------------------------------------------------------------------------------
                                                                 $   9,142,648
-------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--24.6%
FHLMC Series 1033, Class G
$    2,000,000                8.00%           01/15/06/(b)/      $   2,046,860
FHLMC Series 1645, Class B
     4,927,677                5.50            01/15/08/(b)/          4,550,956
FNMA Remic Trust 1988-12, Class A
     3,743,398               10.00            02/25/18/(b)/          3,973,692
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

  Principal              Interest             Maturity
   Amount                  Rate                 Date                 Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
FNMA Remic Trust 1988-12, Class B
$    2,955,314              4.74%            02/25/18/(b)/       $   2,840,796
FNMA Remic Trust 1989-12, Class X
     1,588,415             10.00             12/25/14                1,642,024
FNMA Remic Trust 1989-18, Class B
     1,051,388              9.50             01/25/04                1,081,279
FNMA Remic Trust 1989-59, Class H
     3,840,291              7.75             10/25/18/(b)/           3,882,265
FNMA Remic Trust 1992-44, Class CA
     3,000,000             12.00             08/25/20/(b)/           3,351,960
FNMA Series 1989-34, Class E
     2,113,584              9.85             08/25/14/(b)/           2,176,992
-------------------------------------------------------------------------------
                                                                 $  25,546,824
-------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                        $  63,799,546
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $93,441,725)                                           $  93,447,292
-------------------------------------------------------------------------------
Agency Debentures--4.7%
Sri Lanka Aid/(a)/
$    5,000,000              6.06%            02/21/16/(b)/       $   4,928,150
-------------------------------------------------------------------------------
Total Agency Debentures
    (Cost $4,925,000)                                            $   4,928,150
-------------------------------------------------------------------------------
U.S. Treasury Obligations--3.6%
United States Treasury Notes
$    3,800,000              5.63%            11/30/00/(b)/       $   3,696,678
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
    (Cost $3,672,738)                                            $   3,696,678
-------------------------------------------------------------------------------
Repurchase Agreement--0.6%
Joint Repurchase Agreement Account
$      600,000              5.49%            05/01/97/(b)/       $     600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $600,000)                                              $     600,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $102,639,463)/(d)/                                     $ 102,672,119
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:

                                Number of
                                Contracts
                                   Long                          Unrealized
           Type                 (Short)/(e)/  Settlement Month  Gain (Loss)
----------------------------- --------------- ----------------- ---------------
1-Month Libor                        14       June 1997             $2,625
1-Month Libor                        15       May 1997              (4,125)
Euro Dollars                         56       June 1997            (12,525)
Euro Dollars                         53       September 1997        30,525
Euro Dollars                         55       December 1997         21,750
Euro Dollars                         45       March 1998           (23,125)
Euro Dollars                         40       June 1998            (35,500)
Euro Dollars                         35       September 1998       (15,250)
5 Year U.S. Treasury Notes          (71)      June 1997             (1,109)
2 Year U.S. Treasury Notes           71       June 1997            (53,250)
10 Year U.S. Treasury Notes        (131)      June 1997            101,500
U.S. Long Term Bond                  (4)      June 1997             11,843
                                                                ---------------
                                                                   $23,359
-------------------------------------------------------------------------------


Federal Income Tax Information:
Gross unrealized gain for investments in which value exceeds
       cost                                                         $  554,824
Gross unrealized loss for investments in which cost exceeds
       value                                                          (522,168)
-------------------------------------------------------------------------------
Net unrealized gain                                                 $   32,656
-------------------------------------------------------------------------------

/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(b)/ Portions of these securities are being segregated for futures margin requirements.

/(c)/ Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(d)/ The amount stated also represents aggregate cost for federal income tax purposes.

/(e)/ Each Euro Dollar contract represents $1,000,000 in notional par value. Each 1-Month Libor contract represents $3,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value are $405,800,000 and $109,850,675, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.


The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in investment-grade municipal securities. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

Special Event

     The fund's name was changed to Goldman Sachs Short Duration Tax-Free Fund from GS Short Duration Tax-Free Fund on May 1, 1997. In addition, Class A and Class B shares have been added to the existing Institutional, Administration and Service shares. The fund's focus and investment objective remain the same.

A Strong, Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.25%, while yields rose from 4.15% on October 31, 1996 to 4.60% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]


             4/30/97            10/31/96
1998           3.85%               3.90%
1999           4.40%               4.15%
2000           4.60%               4.30%
2001           4.70%               4.40%
2002           4.80%               4.50%
2003           4.85%               4.60%
2004           4.90%               4.70%
2005           4.95%               4.80%
2006           5.00%               4.90%
2007           5.05%               5.00%
2008           5.10%               5.10%
2009           5.20%               5.20%
2010           5.30%               5.25%
2011           5.35%               5.30%
2012           5.40%               5.35%
2013           5.45%               5.40%
2014           5.50%               5.40%
2015           5.50%               5.45%
2016           5.55%               5.45%
2017           5.55%               5.45%
2018           5.55%               5.50%
2019           5.55%               5.50%
2020           5.60%               5.50%
2021           5.60%               5.50%
2022           5.60%               5.50%
2023           5.60%               5.50%
2024           5.60%               5.50%
2025           5.60%               5.50%
2026           5.60%               5.50%
2027           5.60%               5.50%


The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review

     The performance of the fund's Institutional shares exceeded the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the six-month period ended April 30, 1997. The Administration and Service shares also performed well, but lagged the benchmark.


-------------------------------------------------------------------------------
Performance Summary:         October 31, 1996 - April 30, 1997
-------------------------------------------------------------------------------

                             Institutional        Administration      Service
                             -------------        --------------      -------
Total Return (based on             1.91%               1.79%           1.56%
  net asset value)
-------------------------------------------------------------------------------
 Return From                       2.11%               1.99%           1.86%
  Monthly Distributions
-------------------------------------------------------------------------------
 Return From Price                -0.20%              -0.20%         - 0.30%
  Depreciation
-------------------------------------------------------------------------------
Lehman Brothers 3-Year             1.83%               1.83%           1.83%
Municipal Bond Index
-------------------------------------------------------------------------------
NAV (as of 4/30/97)               $9.94               $9.94           $9.94
-------------------------------------------------------------------------------
NAV Change                       -$0.02              -$0.02          -$0.03
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund   (continued)


--------------------------------------------------------------------------------
     The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.

     In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis. One example of this is our purchase of an A-rated hospital bond that our credit analysis indicated would likely be defeased with the purchase of Treasury securities placed in an escrow account, thereby significantly enhancing the credit quality of the security. Our analysis proved correct and the fund benefited from the appreciation associated with the higher quality.

     We are pleased to report that the fund's Institutional shares ranked third out of 28 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the one-year period ended April 30, 1997 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of April 30, 1997, the fund's Institutional and Administration shares were awarded a "four-star" rating for the three-year period (out of 1,257 municipal bond funds) by Morningstar, Inc. For the one-year period, the Institutional shares received a "five-star" rating (out of 1,746 municipal bond funds)./1/

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

Revenue Bonds                           56.1%
Insured Revenue Bonds                   28.1%
Pre-Refunded Bonds                       7.8%
Insured General Obligations              6.8%
Variable Rate Demand Notes               1.3%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

------------------------------------------


/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Administration shares received four stars and were rated among 1,746 municipal bond funds. Ten percent of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional and Administration shares; the fund's Service shares have not been rated. Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal bond). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund   (continued)


-------------------------------------------------------------------------------


 .   Revenue Bonds. As of April 30, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 84.2% versus 31.7%. We increased the portfolio's total revenue bond allocation from 79.7% six months ago because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .   Pre-refunded Bonds. Over the course of the year, we re-established the fund's holdings in pre-refunded bonds to 7.8% from zero. The Index weighting of pre-refunded bonds was 18.0%.

 .   General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 6.8% of the portfolio, down from 15.6% six months ago. The allocation as of April 30 was significantly underweighted versus the Index's 50.2%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .   Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we use to manage the portfolio's excess liquidity. VRDNs represented 1.3% of the fund, down from 4.7% six months ago.

 .   Duration. As of April 30, the fund's duration was effectively in line with that of the Index at 2.7 years.

 .   Credit Quality. During the year, the fund's credit quality allocations shifted. We continued the trend from the last reporting period by reducing the portfolio's allocation in triple-A-rated GOs, shifting in favor of double-A-rated revenue bonds. This allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower quality securities in the one- to three-year maturity range. As of April 30, 42.7% of the portfolio was invested in triple-A-rated bonds, while double-A- and single-A-rated securities accounted for 30.2% and 27.1%, respectively.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the six-month period ended April 30, 1997, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.21, $0.20 and $0.19 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund (continued)


-------------------------------------------------------------------------------
     We value your continued confidence in the Goldman Sachs Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.


Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Short Duration Tax-Free Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
 Principal             Interest               Maturity
  Amount                 Rate                   Date                   Value
-------------------------------------------------------------------------------
Debt Obligations--99.7%
Alabama--2.6%
Selma, AL IDB for International Paper Co. PCRB (A-/A3)
$ 1,000,000              4.15%                07/15/08            $  1,000,000
-------------------------------------------------------------------------------
Arizona--2.8%
Mesa, Arizona IDA Health Care Facilities (AAA/Aaa)
$ 1,000,000              7.50%                01/01/04            $  1,055,940
-------------------------------------------------------------------------------
Arkansas--3.5%
West Memphis, AK Public Utility System RB (MBIA) (AAA/Aaa)
$ 1,310,000              5.25%                12/01/00            $  1,333,816
-------------------------------------------------------------------------------
Connecticut--6.6%
Connecticut State Housing Mortgage Revenue Town Colony Project (NR/Aa3)
$ 1,000,000              5.00%                04/01/08            $  1,000,260
Connecticut State Residential Recovery Authority, Series A RB (AA-/NR)
  1,500,000              5.60                 11/15/99               1,542,945
-------------------------------------------------------------------------------
                                                                  $  2,543,205
-------------------------------------------------------------------------------
District of Columbia--2.7%
DC Ref Series A (Big 1) Tcc (AAA/Aaa)
$ 1,000,000              7.70%                06/01/98            $  1,032,600
-------------------------------------------------------------------------------
Georgia--5.1%
Burke County, GA Development Authority Oglethorpe Power Corp. (A/A3)/(a)/
$ 2,000,000              4.35%                01/01/01            $  1,961,500
-------------------------------------------------------------------------------
Illinois--9.4%
Chicago, IL GO (MBIA) (AAA/Aaa)
$ 1,500,000              5.40%                10/31/00            $  1,533,405
Illinois Health Facilities Authority Highland Park Hospital, Series A
    (AAA/Aaa)
  1,000,000              5.20                 10/01/01               1,003,770
Illinois Housing Development Authority, Series 1991 A (A+/A1)
  1,000,000              7.90                 07/01/99               1,057,620
-------------------------------------------------------------------------------
                                                                  $  3,594,795
-------------------------------------------------------------------------------
Louisiana--2.7%
Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
$ 1,000,000              5.85%                09/01/00            $  1,030,880
-------------------------------------------------------------------------------
Maryland--4.2%
Maryland State Health and Higher Educational Facilities Authority
    GO(A-/NR)/(c)/
$ 1,600,000              5.50%                01/01/02            $  1,600,000
-------------------------------------------------------------------------------
Michigan--3.6%
Wayne Charter County, MI Airport (AAA/Aaa)
$ 1,250,000              6.75%                12/01/19            $  1,371,775
-------------------------------------------------------------------------------
Missouri--7.1%
Kansas City Municipal Assistance Corp. (AAA/Aaa)
$ 1,000,000              5.88%                10/15/00            $  1,036,930
St. Louis, MO Municipal Finance Corp., Series A (A/Aa3)
  1,655,000              5.30                 07/15/02               1,677,740
-------------------------------------------------------------------------------
                                                                  $  2,714,670
-------------------------------------------------------------------------------
New York--11.8%
Clifton Park, NY Water Authority System, Series A (AAA/Aaa)
$ 1,500,000              6.38%                10/01/11            $  1,630,695
New York City Municipal Assistance Corp., Series 62 (AA-/Aa2)
  1,500,000              5.50                 07/01/08               1,503,885
Syracuse, NY IDA RB (AA/NR)
  1,365,000              4.60                 10/15/98               1,371,020
-------------------------------------------------------------------------------
                                                                  $  4,505,600
-------------------------------------------------------------------------------
Oklahoma--5.3%
Southern Oklahoma Memorial Hospital RB (A/A)/(a)/
$ 2,000,000              5.60%                02/01/00            $  2,048,159
-------------------------------------------------------------------------------
Pennsylvania--8.9%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB (FGIC)
    (AAA/Aaa)
$ 1,500,000              5.75%                06/15/00            $  1,545,870
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
  1,800,000              5.95                 04/01/00               1,859,850
-------------------------------------------------------------------------------
                                                                  $  3,405,720
-------------------------------------------------------------------------------
Tennessee--3.9%
Clarksville, TN Public Building Authority (AA/NR)
$ 1,500,000              4.75%                12/01/00            $  1,499,940
-------------------------------------------------------------------------------
Texas--3.9%
Memorial Villages, TX Water Authority (NR/Aa)
$ 1,435,000              7.00%                09/01/00            $  1,497,968
-------------------------------------------------------------------------------
Virginia--4.7%
Petersburg, VA Hospital Authority RB GO (NR/A)
$ 1,760,000              5.50%                07/01/99            $  1,795,658
-------------------------------------------------------------------------------
Washington--4.2%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$ 1,500,000              7.20%                07/01/02            $  1,608,840
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
 Principal              Interest               Maturity
  Amount                  Rate                   Date                 Value
--------------------------------------------------------------------------------
Wisconsin--2.6%
Oshkosh, WI Water Rev., Series C (NR/MIG1)/(b)/
$ 1,000,000              4.88%                01/01/00            $     998,090
--------------------------------------------------------------------------------
Wyoming--4.1%
Uinta County, WY School District Series A (FSA) (AAA/Aaa)
$ 1,500,000              6.88%                06/01/00            $   1,593,570
--------------------------------------------------------------------------------
Total Debt Obligations
    (Cost $38,115,334)                                            $  38,192,726
--------------------------------------------------------------------------------
Short-Term Obligations--3.9%
New York City Municipal Water Finance Authority, Series A (A-1+/VMIG1)
$ 1,300,000              4.25%                05/01/97            $   1,300,000
--------------------------------------------------------------------------------
Wisconsin State Health Facilities Authority (A-1+/VMIG1)
    200,000              4.50                 05/01/97                  200,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
    (Cost $1,500,000)                                             $   1,500,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $39,615,334)/(d)/                                       $  39,692,726
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                  $     140,632
Gross unrealized loss for investments in which cost
    exceeds value                                                       (63,240)
--------------------------------------------------------------------------------

Net unrealized gain                                               $      77,392
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Investment Abbreviations:
COPS       --Certificates of Participation
FGIC       --Insured by Financial Guaranty Insurance Co.
FSA        --Financial Security Assurance Co.
GO         --General Obligation
IDA        --Industrial Development Authority
IDB        --Industrial Development Board
MBIA       --Insured by Municipal Bond Investors Assurance
NR         --Not Rated
PCRB       --Pollution Control Revenue Bond
RB         --Revenue Bond
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
/(a)/ Portions of these securities are being segregated for when-issued securities.
/(b)/  When-issued securities.
/(c)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/ The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Special Events

     Effective May 1, 1997, the name of the GS Core Fixed Income Fund was changed to the Goldman Sachs Core Fixed Income Fund. In addition, to accommodate different clients' needs and preferences, the fund added two new share classes as of May 1: Class A shares, which have a front-end load but no contingent deferred sales charge (on amounts less than $1 million), and Class B shares, which are subject to a contingent deferred sales charge but no up-front sales charge. The fund's objective and investment focus remain the same.

Performance Review

     We are pleased to report that the fund's Institutional and Administration shares outperformed the Index during the period under review. The fund's positive performance was primarily due to its overweighting in non-Treasury sectors compared with the Index. Specifically, mortgage-backed securities and corporate bonds were the most significant contributors to performance, and asset-backed securities and emerging market debt also performed very well. The fund's Service shares achieved positive results, but slightly lagged the benchmark.

     The fund performed well compared with its peers. For the three-year period ended April 30, 1997, the fund's Institutional shares were rated "four stars" (out of 1,193 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/

     During the period, the net asset value (NAV) of the fund's Institutional, Administration and Service shares each fell $0.14 due to rising interest rates.


--------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                             Institutional      Administration       Service
                             -------------      --------------       -------
 Total Return (based on             1.87%              1.75%            1.63%
   net asset value)
--------------------------------------------------------------------------------
  Return From Monthly               3.30%              3.18%            3.06%
   Distributions
--------------------------------------------------------------------------------
  Return From Price                -1.43%             -1.43%           -1.43%
   Depreciation
--------------------------------------------------------------------------------
 Total Return of Lehman             1.70%              1.70%            1.70%
   Brothers Aggregate
   Bond Index
--------------------------------------------------------------------------------
 NAV (as of 4/30/97)               $9.71              $9.70            $9.72
--------------------------------------------------------------------------------
 NAV Change                       -$0.14             -$0.14           -$0.14
--------------------------------------------------------------------------------

-----------------------------------------

/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "four stars" for the one-year period and were rated among 1,709 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. The Administration and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------

                Portfolio Composition and Investment Strategies
                  Portfolio Composition as of April 30, 1997*

[PIE CHART APPEARS HERE]

Corporate Bonds                          26.7%
Fixed Rate Mortgage Pass-Throughs        20.5%
U.S. Treasuries                          17.1%
ABSs                                     13.2%
CMOs                                     13.2%
Emerging Market Debt                      4.7%
Repos/Cash Equivalents                    2.3%
Other Foreign Debt                        2.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .   Corporate Bonds. Corporate bonds were the largest allocation at 26.7% of the portfolio, overweighted compared with the Index (18.0%). The sector performed well during the period as the healthy economy caused spreads to tighten across subsectors. The fund's best performers were industrials, which included selected cable issues that benefited from positive earnings trends (e.g., Time Warner, Inc. and Tele-Communications, Inc.), as well as specific finance issues that fared well due to continuing industry consolidation. We underweighted utilities due to the regulatory and competitive pressures affecting that industry.

Fixed Rate Mortgage Pass-Throughs. The fund was underweighted in fixed rate mortgage pass-throughs relative to the Index, 20.5% versus 29.9%. During the period, the sector was supported by a combination of favorable trends, including low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). After the sector rallied and became more fully priced, we trimmed the fund's allocation in favor of securities that offered greater relative value.

    During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .   U.S. Treasuries. We significantly underweighted U.S. Treasuries relative to the Index, 17.1% compared with 44.5%, to emphasize sectors that offered greater return potential.

 .   Asset-Backed Securities. As of April 30, the fund's ABS position was 13.2%, approximately the same weighting as six months ago. Though negative credit events among selected credit card and sub-prime auto lenders raised investor uncertainty during the period, investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .   CMOs. The fund's collateralized mortgage obligation (CMO) holdings performed very well and significantly contributed to the fund's performance. During the period, CMOs enjoyed strong demand from yield-seeking investors who found the sector particularly compelling relative to other high-quality alternatives. As of the end of the period, CMOs were a 13.2% allocation, up from 9.8% last October. This increase was primarily in sequential-pay/support CMOs, which accounted for 8.8% of the portfolio, while the balance was invested in planned

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------
amortization class (PAC) CMOs (3.3%) and floaters (1.1%). Sequential-pay/support CMOs, PAC CMOs and floaters are typically considered to be lower risk derivative securities.

 .   Emerging Market Debt. As of April 30, 4.7% of the portfolio was invested in emerging market debt. Our strategy in the sector is to control exposure by stressing high-credit-quality, short-duration bonds. We continued to emphasize Latin American issuers because structural and economic reforms in this region are helping improve credit fundamentals. During the period, the fund held bonds from Chile, Colombia, Mexico and the Andean region development bank, as well as Indonesia. The sector also benefited from substantial global liquidity, which has helped support the credit-sensitive areas of the lower grade bond markets.

 .   Other Foreign Debt. During the period, we initiated a 2.3% position in a
10-year, fully hedged Australian government bond that offered attractive incremental yield over U.S. Treasuries, as well as potential price appreciation should Australian interest rates decline as we expect.

 .   Agency Debentures. We sold the fund's allocation to agency debentures (1.5%
as of October 31, 1996) because their risk/reward profile indicated that we were not being adequately compensated for holding the position.

 .   Duration. As always, we seek to add incremental return over the Index through sector weighting and individual security selection rather than attempting to predict the direction of interest rates. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. As of April 30, the fund's duration was in line with the Index at 4.6 years.

 .   Credit Quality. As of April 30, 39.7% of the portfolio was invested in government and agency securities, 21.3% was invested in triple-A-rated securities, 3.4% was invested in double-A-rated securities and 12.6% was invested in single-A-rated securities. Triple-B-rated securities (20.7%) and repurchase agreements/cash equivalents (2.3%) make up the remainder of the portfolio.


Market Outlook

     Though indications of economic moderation emerged in April, the economy's fundamental strength remains intact, which leads us to believe that interest rates will move higher during the balance of the year.

     In terms of specific fixed income sectors, we have a neutral view of the corporate market. While we anticipate no near-term deterioration in the fundamental state of the economy, we are concerned that a series of Fed tightenings may cause spreads to widen slightly in the near term. In the mortgage-backed security market, spreads relative to Treasuries have remained impressively resilient. Nonetheless, mortgage technicals may come under pressure due to a potential increase in supply as the housing market accelerates during the summer. We expect the portfolio's allocation to the ABS market to remain stable in the near future, as it has become more challenging to identify unrecognized value within the sector, particularly among the higher quality issues that we tend to emphasize. Finally, we are optimistic regarding the performance prospects of the emerging market debt sector, as credit trends continue to improve and global liquidity remains plentiful. In the near future, Latin America is likely to remain the fund's geographic focus; however, we will actively seek attractive investment opportunities in other regions to increase fund diversification.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------
Distribution Policy

     During the six-month period under review, the fund's Institutional, Administration and Service shares distributed $0.32, $0.31 and $0.30 per share, respectively. Dividends are declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

/s/ Jonathan A. Beinner
Jonathan A. Beinner

/s/ Richard H. Buckholz
Richard H. Buckholz

/s/ C. Richard Lucy
C. Richard Lucy

/s/ Mark A. Van Wyk
Mark A. Van Wyk

Portfolio Managers
Goldman Sachs Core Fixed Income Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Corporate Bonds--25.4%

Finance Bonds--9.8%
BankAmerica Corp.
$      200,000              6.03%             05/17/99 /(a)/      $    205,042
       300,000              7.75              07/15/02                 305,466
Capital One Bank
       600,000              6.66              02/03/00                 593,580
       400,000              6.88              04/24/00                 399,284
       800,000              6.58              04/17/01                 780,976
       500,000              6.60              08/20/01                 487,010
Conseco Finance
       170,000              8.70              11/15/26                 169,252
Conseco Inc.
       340,000             10.50              12/15/04                 394,101
Continental Bank N.A.
       525,000             11.25              07/01/01                 551,565
Countrywide Funding Corp.
       125,000              6.08              07/14/99                 123,531
       250,000              8.43              11/16/99                 259,772
       250,000              7.75              08/10/01                 257,025
       375,000              8.00              12/15/26                 354,994
First U.S.A. Bank
       160,000              6.13              10/30/97                 159,872
Meditrust, Inc.
       390,000              7.82              09/10/26                 400,082
Mic Finance Trust
       360,000              8.38              02/01/27                 353,495
Phoenix RE Capital  Trust
       165,000              8.85              02/01/27                 164,594
Security Pacific Corp.
       995,000             11.50              11/15/00 /(a)/         1,133,693
Signet Banking Corp.
       240,000              9.63              06/01/99                 252,629
Taubman Realty Group
       480,000              8.00              07/30/01                 489,811
Washington Real Estate Investment Trust
       120,000              7.13              08/13/03                 118,458
-------------------------------------------------------------------------------
                                                                  $  7,954,232
-------------------------------------------------------------------------------
Industrial Bonds--14.4%

360 Communications Co.
$      525,000              7.13%             03/01/03            $    515,949
Continental Airlines, Inc.
       339,989              7.75%             07/02/14                 348,451
       553,994              8.56              07/02/14                 590,857
Edison Mission Energy Funding Corp.
       170,564              6.77              09/15/03                 168,785
Ford Capital Corp.
       300,000              9.50              07/01/01                 326,253
Ford Motor Corp.
       300,000              7.00              09/25/01                 300,474
General Motors Acceptance Corp.
       275,000              7.63              03/09/98                 277,989
       200,000              7.13              05/10/00                 201,840
       375,000              9.63              12/15/01                 412,492
H + T Master Trust
       550,000              8.18              08/15/02                 550,000
Harrahs Operations, Inc.
       300,000              8.75              03/15/00                 301,500
Hertz Corp.
       400,000              7.00              07/15/03                 391,260
Mitchell Energy and Dev. Corp.
       310,000              9.25              01/15/02                 328,758
Northwest Airlines Corp.
       163,540              8.26              03/10/06                 170,804
       567,358              8.97              01/02/15                 588,117
NWCG Holding Crp
       680,000              7.05              06/15/99                 586,786
Panamerican Beverage Co.
       130,000              8.13              04/01/03                 133,416
RJR Nabisco Inc.
       175,000              8.00              07/15/01                 172,440
       550,000              8.63              12/01/02                 548,218
Tele-Communications, Inc.
       100,000              7.13              02/02/98                 100,396
       300,000              8.25              01/15/03                 304,011
     1,135,000              6.27              09/15/03               1,132,912
        50,000              6.82              09/15/10                  49,846
Time Warner, Inc.
     1,650,000              7.95              02/01/00               1,690,128
       350,000              9.63              05/01/02                 384,776

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Corporate Bonds(continued)
Industrial Bonds(continued)
Time Warner, Inc. (continued)
$      400,000              7.98%             08/15/04            $    406,440
U.S. Air Inc.
       553,242              6.76              04/15/08                 528,761
USI American Holdings Corp.
       150,000              7.25              12/01/06                 145,070
-------------------------------------------------------------------------------
                                                                  $ 11,656,729
-------------------------------------------------------------------------------
Utility Bonds--1.1%
Central Maine Power Co.
$      330,000              7.45%             08/30/99            $    326,215
Salton Sea Funding
       580,000              7.02              05/30/00                 580,922
-------------------------------------------------------------------------------
                                                                  $    907,137
-------------------------------------------------------------------------------
Total Corporate Bonds
    (Cost $20,576,762)                                            $ 20,518,098
-------------------------------------------------------------------------------
Asset-Backed Securities--14.1%
Airplanes Pass Through Trust Series 1, Class C
$      155,000              8.15%             03/15/19 /(a)/      $    157,232
Asset Securitization Corp., Series 1996, Class A1
       600,000              6.88              11/13/26 /(a)/           591,398
Asset Securitization Corp., Series 4, Class A
       900,000              7.49              04/14/27                 914,800
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       177,654              5.80              06/15/02                 176,876
Discover Card Master Trust 1996-4, Class A
     1,910,000              6.06              10/16/13 /(a)/         1,942,222
Discover Card Master Trust 1996-4, Class B
     1,100,000              6.24              10/16/13               1,108,250
DVI Equipment Lease Trust Series 1996-1, Class A
     1,011,139              6.55              07/10/04               1,006,286
General Motors Acceptance Corp. Series 1995, Class A
        69,659              7.15              03/15/00                  70,203
Navistar Financial Trust, Series 1995-A, Class A2
       214,878              6.55              11/20/01                 215,549
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
       245,032              6.85              06/15/01                 247,048
Premier Auto Trust Series 1995-1, Class A4
       123,449              7.85              09/04/98                 123,680
Premier Auto Trust Series 1995-1, Class A5
        80,000              7.90              05/04/99                  80,625
Sears Credit Account Master Trust, Series  1996-1, Class A
       680,000              6.20%             02/16/06                 667,250
Sears Credit Account Master Trust, Series 1995-2, Class A
       550,000              8.10              06/15/04                 565,983
Sears Credit Account Master Trust, Series 1995-3, Class A
       300,000              7.00              10/15/04                 302,718
Standard Credit Card Master Trust, Series 1994-4, Class A
       680,000              8.25              11/07/03                 714,422
Standard Credit Card Trust, Series 1990-3, Class A
     1,120,000              9.50              07/10/98               1,120,694
Standard Credit Card Trust, Series 1990-6, Class B
       900,000              9.63              09/10/98                 910,683
World Financial Tower B Series 1996, Class B
       498,093              6.91              09/01/13                 483,679
-------------------------------------------------------------------------------
Total Asset-Backed Securities
    (Cost $11,543,903)                                            $ 11,399,598
-------------------------------------------------------------------------------
Emerging Market Debt--4.4%
Bancoldex
$       60,000              8.63%             06/02/00            $     61,372
BCO De Colombia
       110,000              8.63              06/02/00                 112,516
Bridas Corp.
       110,000             12.50              11/15/99                 118,581
Empresa Col Petroleos
       900,000              7.25              07/08/98                 903,438
Financiera Energy Nacional
        50,000              9.38              06/15/06                  50,504
        90,000              9.38              06/15/06                  94,271
Instituto de Fomento Industrial
       140,000              8.38              07/29/01                 141,558
       130,000              8.38              07/29/01                 131,447
Republic of Colombia
        30,000              7.13              05/11/98                  30,139
Republic of Croatia
       210,000              7.00              02/27/02                 204,091
Sampoerna International
       120,000              8.38              06/15/06                 120,164
United Mexican States
       180,000              7.56              08/06/01                 181,940

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Emerging Market Debt(continued)

United Mexican States (continued)
$      650,000              7.62%             08/06/01            $    657,007
YPF Sociedad Anonima
       633,003              7.50              10/26/02                 637,687
       118,531              7.00              10/26/02                 118,835
-------------------------------------------------------------------------------
Total Emerging Market Debt
    (Cost $3,558,558)                                             $  3,563,550
-------------------------------------------------------------------------------
Government Bonds--3.0%

Australia Commonwealth
AUD 2,400,000               7.50%             07/15/05            $  1,845,509
Province of Quebec
$      520,000             13.25              09/15/14                 611,666
-------------------------------------------------------------------------------
Total Government Bonds
    (Cost $2,524,905)                                             $  2,457,175
-------------------------------------------------------------------------------
Mortgage Backed Obligations--31.9%

Bear Stearns Mortgage Securities, Inc.
$    2,045,784              6.50%             03/28/09/(a)/       $  1,883,062
Federal Home Loan Mortgage Corp. (FHLMC)
     1,000,000              7.00              TBA-15 Yr./(b)/          990,938
     1,245,394              6.00              11/15/16               1,234,885
     1,000,000              6.35              03/25/18                 976,870
Federal National Mortgage Association (FNMA)
     1,000,000              6.50              TBA-7 Yr./(b)/           981,560
     1,000,000              7.00              TBA-30 Yr./(b)/          968,750
     4,500,000              7.50              TBA-30 Yr./(b)/        4,466,250
       500,000              6.25              07/25/18                 486,875
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
     2,000,000              7.00              05/25/24/(a)/          1,771,240
Government National Mortgage Association (GNMA)
     3,000,000              7.50              TBA-30 Yr./(b)/        2,973,750
     3,000,000              8.00              TBA-30 Yr./(b)/        3,040,290
       335,213              8.00              02/15/17                 344,240
        30,057              7.00              11/15/22                  29,296
       362,778              7.00              12/15/22                 353,592
       596,838              7.00              12/15/22                 581,726
       184,742              7.00              01/15/23                 179,892
       787,526              7.50              03/15/23                 785,313
       779,931              7.00              05/15/23                 759,457
       120,766              7.50              08/15/23                 120,427
        39,068              7.00              11/15/23                  38,042
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     1,000,000              7.32%             12/26/28                 997,227
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
       900,000              7.46              05/15/06                 912,375
Prudential Home Mortgage Securities Corp. 1992-39 A8
     1,000,000              7.11              12/25/07                 860,550
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $25,637,886)                                            $ 25,736,607
-------------------------------------------------------------------------------
Sovereign Credit--0.4%

State of Israel
$      370,000              6.38%             12/15/05            $    343,748
-------------------------------------------------------------------------------
Total Sovereign Credit
    (Cost $346,061)                                               $    343,748
-------------------------------------------------------------------------------
U.S. Treasury Obligations--17.0%

United States Treasury Bonds
$      330,000              8.75%             05/15/17            $    390,070
       550,000              8.88              08/15/17/(a)/            657,938
     2,230,000              8.75              05/15/20               2,656,488
       120,000              7.88              02/15/21/(a)/            131,174
     2,240,000              7.63              02/15/25               2,402,400
United States Treasury Interest-Only Stripped Securities/(c)/
     2,250,000              6.99              08/15/09                 966,893
       350,000              7.04              11/15/10                 136,808
United States Treasury Notes
     4,000,000              6.88              08/31/99               4,044,360
       280,000              5.63              11/30/00                 272,387
       590,000              7.88              11/15/04/(a)/            630,380
United States Treasury Principal-Only Stripped Securities/(d)/
        40,000              5.78              11/15/97                  38,781
       410,000              6.81              11/15/04/(a)/            247,566
     5,730,000              7.22              05/15/20               1,119,356
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
    (Cost $13,742,043)                                            $ 13,694,601
-------------------------------------------------------------------------------
Yankee Bonds--0.3%

Korea Electric Power
$      263,790              7.40%             04/01/16            $    265,088
-------------------------------------------------------------------------------
Total Yankee Bonds
    (Cost $255,077)                                               $    265,088
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Repurchase Agreement--20.1%

Joint Repurchase Agreement Account/(a)/
$   16,200,000              5.49%             05/01/97            $ 16,200,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $16,200,000)                                            $ 16,200,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $94,385,195)/(e)/                                       $ 94,178,465
-------------------------------------------------------------------------------
Futures contracts open at April 30, 1997 are as follows:
                                Number of
                                Contracts
                                  Long           Settlement       Unrealized
           Type                (Short)(f)          Month          Gain (Loss)
----------------------------  --------------  -----------------  -------------
Euro Dollars                          5       June 1997              $4,250
Euro Dollars                          8       September 1997         (2,338)
Euro Dollars                          5       December 1997          (1,000)
Euro Dollars                          5       June 1998              (2,250)
5 Year U.S. Treasury Notes           10       June 1997              (2,828)
10 Year U.S. Treasury Notes          17       June 1997             (12,750)
U.S. Long Term Bond                 (14)      June 1997              42,682
                                                                 -------------
                                                                    $25,766
-------------------------------------------------------------------------------
Federal Income Tax Information:

Gross unrealized gain for investments in which value
    exceeds cost                                                   $382,996
Gross unrealized loss for investments in which cost
    exceeds value                                                  (704,905)
------------------------------------------------------------------------------
Net unrealized loss                                               $(321,909)
--------------------------------------------------------------------------------


/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls, and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The interest rate disclosed for these securitites represents effective yields to maturity.
/(e)/The aggregate cost for federal income tax purposes is $94,500,374. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year and 10-Year U.S. Treasury Note and each U.S. Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value are $27,100,000 and $9,088,344, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

  The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Adjustable
                                                                                             Rate           Short Duration
                                                                                          Government          Government
                                                                                              Fund               Fund
                                                                                        --------------------------------------
Assets:

Investments in securities, at value (cost $594,120,929, $102,639,463, $39,615,334
    and $94,385,195, respectively)                                                        $ 596,596,552       $ 102,672,119
Cash                                                                                             57,183              89,184
Receivables:
    Investment securities sold                                                                  295,632                  --
    Interest                                                                                  6,240,961           1,042,023
    Forward foreign currency exchange contracts                                                      --                  --
    Fund shares sold                                                                          2,978,910             203,746
    Variation margin                                                                                 --                  --
Deferred organization expenses, net                                                                  --                  --
Other assets                                                                                     64,048              50,879
------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                           606,233,286         104,057,951
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
    Dividends                                                                                 1,032,523             109,251
    Investment securities purchased                                                           1,331,393                  --
    Fund shares repurchased                                                                  10,604,905               1,707
    Investment adviser fees                                                                     191,592              34,620
    Transfer agent fees                                                                          42,054                  --
    Authorized dealer service fees                                                                6,616                  --
    Variation margin                                                                             87,000              46,971
Accrued expenses and other liabilities                                                           59,487              15,162
------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                       13,355,570             207,711
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                                             643,684,171         117,737,007
Accumulated undistributed (distributions in excess of) net investment income                 (2,943,415)            599,277
Accumulated net realized loss on investment and futures transactions                        (49,959,507)        (14,542,059)
Accumulated net realized foreign currency loss                                                       --                  --
Net unrealized gain (loss) on investments and futures                                         2,096,467              56,015
Net unrealized gain on translation of assets and liabilities denominated in
    foreign currencies                                                                               --                  --
------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                         $   592,877,716     $   103,850,240
------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
    Institutional shares                                                                          $9.86               $9.76
    Administration shares                                                                         $9.86               $9.78
    Service shares                                                                                $9.86               $9.75
    Class A shares (a)                                                                            $9.86                  --
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Institutional shares                                                                     55,732,381          10,231,208
    Administration shares                                                                       424,079             153,792
    Service shares                                                                                2,171             258,644
    Class A shares                                                                            3,960,437                  --
------------------------------------------------------------------------------------------------------------------------------
     Total shares of beneficial interest outstanding, $.001 par value (unlimited
         number of shares authorized)                                                        60,119,068          10,643,644
------------------------------------------------------------------------------------------------------------------------------


                                                                                            Short             Core
                                                                                          Duration           Fixed
                                                                                          Tax-Free           Income
                                                                                            Fund              Fund
                                                                                       ---------------------------------
Assets:

Investments in securities, at value (cost $594,120,929, $102,639,463, $39,615,334
    and $94,385,195, respectively)                                                      $  39,692,726      $  94,178,465
Cash                                                                                           91,511             94,989
Receivables:
    Investment securities sold                                                                145,393          1,331,207
    Interest                                                                                  554,155          1,045,248
    Forward foreign currency exchange contracts                                                    --             34,692
    Fund shares sold                                                                               --             60,750
    Variation margin                                                                               --              6,750
Deferred organization expenses, net                                                            10,458             41,206
Other assets                                                                                   51,608             29,277
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                          40,545,851         96,822,584
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
    Dividends                                                                                  18,312             43,289
    Investment securities purchased                                                         2,144,574         15,935,315
    Fund shares repurchased                                                                    10,296                 --
    Investment adviser fees                                                                    11,244             26,250
    Transfer agent fees                                                                        12,983              2,771
    Authorized dealer service fees                                                                 --                 --
    Variation margin                                                                               --                 --
Accrued expenses and other liabilities                                                         31,430             30,169
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                      2,228,839         16,037,794
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                                            42,243,143         81,193,439
Accumulated undistributed (distributions in excess of) net investment income                   90,133             36,949
Accumulated net realized loss on investment and futures transactions                       (4,093,656)          (267,089)
Accumulated net realized foreign currency loss                                                     --            (32,353)
Net unrealized gain (loss) on investments and futures                                          77,392           (175,768)
Net unrealized gain on translation of assets and liabilities denominated in
    foreign currencies                                                                             --             29,612
-------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $   38,317,012       $  80,784,790
-------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
    Institutional shares                                                                        $9.94              $9.71
    Administration shares                                                                       $9.94              $9.70
    Service shares                                                                              $9.94              $9.72
    Class A shares (a)                                                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Institutional shares                                                                    3,738,166          7,565,340
    Administration shares                                                                      11,363            638,323
    Service shares                                                                            105,100            114,034
    Class A shares                                                                                 --                 --
-------------------------------------------------------------------------------------------------------------------------
     Total shares of beneficial interest outstanding, $.001 par value (unlimited
         number of shares authorized)                                                       3,854,629          8,317,697
-------------------------------------------------------------------------------------------------------------------------

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $10.01.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                                  Adjustable          Short
                                                                                                     Rate            Duration
                                                                                                  Government        Government
                                                                                                     Fund              Fund
                                                                                                -----------------------------------
Investment income:
Interest/(a)/                                                                                   $   19,521,515     $  3,571,901
-----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                   19,521,515        3,571,901
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                              1,196,772          259,279
Distribution fees                                                                                       24,001               --
Authorized dealer service fees                                                                          24,001               --
Administration share fees                                                                                5,231            1,118
Service share fees                                                                                          10            5,244
Transfer agent fees                                                                                    143,729               --
Custodian fees                                                                                          65,396           32,437
Professional fees                                                                                       30,592           30,169
Registration fees                                                                                       31,419           29,736
Amortization of deferred organization expenses                                                              --               --
Trustees' fees                                                                                           5,754              990
Other                                                                                                   64,428           26,459
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                  1,591,333          385,432
     Less--Expenses reimbursable and fees waived by Goldman Sachs                                     (215,722)        (145,719)
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                    1,375,611          239,713
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                          18,145,904        3,332,188
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
    futures transactions:
Net realized gain (loss) from:
    Investment transactions                                                                           (301,736)          77,934
    Futures transactions                                                                              (575,601)         (78,182)
    Foreign currency related transactions                                                                   --               --
Net change in unrealized gain (loss) on:
    Investments                                                                                      3,237,459         (594,540)
    Futures                                                                                           (523,110)          (9,522)
    Translation of assets and liabilities denominated in foreign currencies                                 --               --
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment and futures
       transactions                                                                                  1,837,012         (604,310)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                       $   19,982,916     $  2,727,878
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

                                                                                                Short            Core
                                                                                              Duration          Fixed
                                                                                              Tax-Free          Income
                                                                                                Fund             Fund
                                                                                             -----------------------------
Investment income:
Interest/(a)/                                                                                $   846,820     $  2,713,928
--------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                846,820        2,713,928
--------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                           72,141          152,651
Distribution fees                                                                                     --               --
Authorized dealer service fees                                                                        --               --
Administration share fees                                                                             79            4,929
Service share fees                                                                                 2,452            1,908
Transfer agent fees                                                                                7,214           15,265
Custodian fees                                                                                    24,930           43,131
Professional fees                                                                                 30,238           29,501
Registration fees                                                                                 29,353           29,627
Amortization of deferred organization expenses                                                    10,290           12,146
Trustees' fees                                                                                       332              775
Other                                                                                             15,581            8,570
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              192,610          298,503
     Less--Expenses reimbursable and fees waived by Goldman Sachs                               (108,922)        (119,934)
--------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                 83,688          178,569
--------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                       763,132        2,535,359
--------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
    futures transactions:
Net realized gain (loss) from:
    Investment transactions                                                                       46,213          (11,091)
    Futures transactions                                                                              --          (15,366)
    Foreign currency related transactions                                                             --          (32,353)
Net change in unrealized gain (loss) on:
    Investments                                                                                 (125,032)      (1,032,929)
    Futures                                                                                           --          (72,450)
    Translation of assets and liabilities denominated in foreign currencies                           --           29,612
--------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment and futures
        transactions                                                                             (78,819)      (1,134,577)
--------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                    $   684,313     $  1,400,782
--------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $4,391 in foreign withholding tax for the Core Fixed Income Fund.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                    Adjustable          Short
                                                                                       Rate           Duration
                                                                                    Government        Government
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  18,145,904    $   3,332,188
Net realized gain (loss) from investment and futures transactions                     (877,337)            (248)
Net realized loss from foreign currency related transactions                                --               --
Net change in unrealized gain (loss) on investments and futures                      2,714,349         (604,062)
Net change in unrealized gain on translation of assets and liabilities
    denominated in foreign currencies                                                       --               --
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                            19,982,916        2,727,878
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                            (16,997,708)      (3,409,055)
   Administration shares                                                              (118,601)         (29,022)
   Service shares                                                                         (107)         (65,458)
   Class A shares                                                                     (531,120)              --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (17,647,536)      (3,503,535)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  224,637,176       17,764,086
Reinvestment of dividends and distributions                                         10,493,073        2,378,322
Cost of shares repurchased                                                        (272,256,791)     (17,534,072)
----------------------------------------------------------------------------------------------------------------
      Net (decrease) increase in net assets resulting from shares transactions     (37,126,542)       2,608,336
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                    (34,791,162)       1,832,679
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              $ 627,668,878    $ 102,017,561
----------------------------------------------------------------------------------------------------------------
End of period                                                                    $ 592,877,716    $ 103,850,240
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income     $  (2,943,415)   $     599,277
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                                      22,833,196        1,813,884
   Reinvestment of dividends and distributions                                       1,066,128          243,233
   Shares repurchased                                                              (27,664,736)      (1,793,383)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                       (3,765,412)         263,734
----------------------------------------------------------------------------------------------------------------

                                                                                      Short           Core
                                                                                     Duration        Fixed
                                                                                     Tax-Free        Income
                                                                                       Fund           Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $    763,132    $  2,535,359
Net realized gain (loss) from investment and futures transactions                      46,213         (26,457)
Net realized loss from foreign currency related transactions                               --         (32,353)
Net change in unrealized gain (loss) on investments and futures                      (125,032)     (1,105,379)
Net change in unrealized gain on translation of assets and liabilities
    denominated in foreign currencies                                                      --          29,612
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                              684,313       1,400,782
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                              (743,379)     (2,380,508)
   Administration shares                                                               (1,285)       (127,789)
   Service shares                                                                     (18,468)        (23,664)
   Class A shares                                                                          --              --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                            (763,132)     (2,531,961)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  15,143,248       8,630,772
Reinvestment of dividends and distributions                                           633,411       2,308,481
Cost of shares repurchased                                                        (12,937,480)     (2,167,703)
----------------------------------------------------------------------------------------------------------------
      Net (decrease) increase in net assets resulting from shares transactions      2,839,179       8,771,550
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                     2,760,360       7,640,371
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              $ 35,556,652    $ 73,144,419
----------------------------------------------------------------------------------------------------------------
End of period                                                                    $ 38,317,012    $ 80,784,790
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income     $     90,133    $     36,949
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                                      1,519,494         880,108
   Reinvestment of dividends and distributions                                         63,471         235,763
   Shares repurchased                                                              (1,297,285)       (220,518)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                         285,680         895,353
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended October 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                    Adjustable          Short
                                                                                       Rate           Duration
                                                                                    Government        Government
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  37,031,818    $   6,604,446
Net realized gain (loss) from investment and futures transactions                   (2,502,624)        (567,819)
Net change in unrealized gain (loss) on investments and futures                      7,711,106          619,618
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                          42,240,300        6,656,245
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
    Institutional shares                                                           (36,233,589)      (6,561,519)
    Administration shares                                                             (220,450)          (2,548)
    Service shares                                                                          --          (14,792)
    Class A shares                                                                    (577,779)              --
In excess of net investment income
    Institutional shares                                                            (1,304,006)              --
    Administration shares                                                               (7,930)              --
    Class A shares                                                                     (20,794)              --
Net realized gain (loss) on investment, and future transactions
    Institutional shares                                                                    --               --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (38,364,548)      (6,578,859)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  406,586,374       42,019,441
Reinvestment of dividends and distributions                                         18,181,648        4,153,816
Cost of shares repurchased                                                        (477,107,914)     (47,993,112)
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from shares transactions     (52,339,892)      (1,819,855)
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                    (48,464,140)      (1,742,469)
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                $ 676,133,018    $ 103,760,030
----------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 627,668,878    $ 102,017,561
----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed net investment income     $  (3,441,783)   $     770,624
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
    Shares sold                                                                     41,534,978        4,293,467
    Reinvestment of dividends and distributions                                      1,856,783          424,274
    Shares repurchased                                                             (48,741,470)      (4,905,357)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)  in shares outstanding                                      (5,349,709)        (187,616)
----------------------------------------------------------------------------------------------------------------

                                                                                      Short             Core
                                                                                     Duration          Fixed
                                                                                     Tax-Free          Income
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  1,786,304      $  4,013,477
Net realized gain (loss) from investment and futures transactions                     331,638          (253,420)
Net change in unrealized gain (loss) on investments and futures                      (396,071)          (75,350)
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                          1,721,871         3,684,707
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
    Institutional shares                                                           (1,766,892)       (4,019,797)
    Administration shares                                                              (2,032)          (19,144)
    Service shares                                                                    (17,380)           (5,349)
    Class A shares                                                                         --                --
  In excess of net investment income
    Institutional shares                                                                   --                --
    Administration shares                                                                  --                --
    Class A shares                                                                         --                --
Net realized gain (loss) on investment, and future transactions
    Institutional shares                                                                   --          (450,016)
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (1,786,304)       (4,494,306)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  22,248,684        21,976,567
Reinvestment of dividends and distributions                                         1,401,492         4,315,748
Cost of shares repurchased                                                        (46,918,400)       (7,840,575)
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from shares transactions    (23,268,224)       18,451,740
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                   (23,332,657)       17,642,141
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                $ 58,889,309        55,502,278
----------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 35,556,652      $ 73,144,419
----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed net investment income     $     90,133      $     33,551
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
    Shares sold                                                                     2,233,482         2,244,430
    Reinvestment of dividends and distributions                                       140,950           439,299
    Shares repurchased                                                             (4,727,959)         (811,075)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)  in shares outstanding                                     (2,353,527)        1,872,654
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
1. Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and Goldman Sachs Core Fixed Income Fund (Core Fixed Income), collectively, ("the Funds") or individually a ("Fund"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the Adjustable Rate Government Fund offers Class A shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts. In addition, Short Duration Government, Short Duration Tax-Free, and Core Fixed Income added two new share classes, Class A and Class B, as of May 1.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for Short Duration Tax-Free. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income Fund.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Core Fixed Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
The Funds, with the exception of Short Duration Tax-Free, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Futures Contracts
--------------------
The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

G. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

H. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
     Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

I. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Core Fixed Income and December 31, 1996 for Adjustable Rate Government, Short Duration Government and Short Duration Tax-Free) had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                             Years of
Fund                                        Amount          Expiration
------------------------------------    -------------      -------------
Adjustable Rate Government               $49,069,000         2000-2004
Short Duration Government                $14,141,000         2002-2004
Short Duration Tax-Free                   $4,058,000         2002-2003
Core Fixed Income                            $77,000           2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3. Agreements

Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Adjustable Rate Government and Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the Short Duration Tax-Free and Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of Adjustable Rate Government, Short Duration Tax-Free and Core Fixed Income and .50% of average daily net assets of Short Duration Government. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for Short Duration Government.

     The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, Administrative and Service Share fees, indemnification and other extraordinary expenses and with respect to Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets.

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of Adjustable Rate Government Class A shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $110,300 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.

     The Trust, on behalf of Adjustable Rate Government, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee.

     The Trust, on behalf of Adjustable Rate Government, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Adjustable Rate Government pays a fee under the Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A shares.

     For the period ended April 30, 1997, the advisors and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows(in thousands):

                              Waivers
                          ---------------
                                                                   Reimburse-
                                      Class A      Reimburse-         ment
         Fund            Advisor       12b-1          ment         Outstanding
-------------------------------------------------------------------------------
Adjustable Rate
  Government               --           $24           $192             $22
Short Duration
  Government              $52            --             94              14
Short Duration
  Tax-Free                 --            --            109              28
Core Fixed
  Income                   --            --            120              28

     For the period ended April 30, 1997, Adjustable Rate Government, Short Duration Government, and Core Fixed Income incurred commission expenses of approximately $35,000, $8,500, and $900, respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Adjustable Rate Government and Short Duration Government had approximately $87,000 and $47,000, respectively, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $7,000 relating to variation margin was due to Core Fixed Income from Goldman Sachs.

     As of May 1, 1997, the Funds advisory agreements were changed to management agreements encompassing the same services and fee structure.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the six months ended April 30, 1997, the Funds did not have any borrowings under this facility.


5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

-----------------------------------------------------------------------------------------------
                                                                    Short
                           Adjustable Rate   Short Duration       Duration          Core Fixed
                              Government       Government         Tax-Free            Income
-----------------------------------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations              $ 150,343,674      $46,763,342             --           $115,895,051
-----------------------------------------------------------------------------------------------
Purchases (excluding U.S.
  Government and agency
  obligations)                    --               --            $39,438,868         22,633,489
-----------------------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations         198,396,859       44,501,257             --            118,193,576
-----------------------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)                    --               --             35,970,076         12,305,124
-----------------------------------------------------------------------------------------------

        At April 30, 1997, Core Fixed Income had an outstanding forward foreign currency exchange contract, to sell foreign currency as follows:


-----------------------------------------------------------------------------------------------
                                          Value on
     Foreign Currency                    Settlement           Current              Unrealized
       Sell Contract                        Date               Value                  Gain
-----------------------------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97                  $  1,897,856        $  1,863,164             $ 34,692
-----------------------------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6. Administration and Service Plans

The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of April 30, 1997, Adjustable Rate Government, Short Duration Government and Core Fixed Income had undivided interests in the repurchase agreements in the following joint account which equaled $36,700,000, $600,000 and $16,200,000, respectively, in principal amount.

     As of April 30, 1997, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity data) were as follows:


----------------------------------------------------------------------------------------
Principal                    Interest              Maturity                  Amortized
Amount                         Rate                  Date                      Cost
----------------------------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price $680,103,889 (GNMA:
  $59,497,211, 7.50%-9.00%, 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%-8.00%,
  02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%, 2/01/98-4/01/27)
$680,000,000                   5.50%               5/01/97                 $680,000,000
Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833
  (FNMA: $182,812,268, 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543, 6.02%-
  6.75%, 1/28/00-12/04/01, FCSB: $49,581,430, 6.05%-6.25%, 5/10/99-12/03/99,
  SLMA: $29,222,430, 6.00%, 1/16/01)
 300,000,000                   5.50                5/01/97                  300,000,000
Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S.
  Treasury Bill: $53,475,803, 2/05/98)
52,300,000                     5.40                5/01/97                   52,300,000
---------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                 $1,032,300,000
---------------------------------------------------------------------------------------

9. Other Matters

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 33% of the outstanding shares of the Short Duration Government Fund.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
10. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:

                                   Adjustable Rate Government     Short Duration Government
---------------------------------------------------------------------------------------------
                                   Shares           Dollars         Shares         Dollars
                                -------------------------------------------------------------
Institutional shares
Shares sold                       18,594,775     $182,930,563     1,584,839     $15,518,375
Reinvestment of dividends
    and distributions              1,001,545        9,856,991       234,064       2,288,677
Shares repurchased               (26,271,346)    (258,542,996)   (1,756,576)    (17,174,153)
                                -------------------------------------------------------------
                                  (6,675,026)     (65,755,442)       62,327         632,899
                                -------------------------------------------------------------

Administration shares
Shares sold                          105,099        1,034,098       136,265       1,337,724
Reinvestment of dividends
    and distributions                  5,632           55,427         2,467          24,158
Shares repurchased                   (72,390)        (712,347)      (10,477)       (102,683)
                                -------------------------------------------------------------
                                      38,341          377,178       128,255       1,259,199
                                -------------------------------------------------------------

Service shares
Shares sold                            2,161           21,270        92,780         907,987
Reinvestment of dividends
    and distributions                     11              107         6,702          65,487
Shares repurchased                        (1)             (10)      (26,330)       (257,236)
                                -------------------------------------------------------------
                                       2,171           21,367        73,152         716,238
                                -------------------------------------------------------------

Class A shares
Shares sold                        4,131,161       40,651,245          --              --
Reinvestment of dividends
    and distributions                 58,940          580,548          --              --
Shares repurchased                (1,320,999)     (13,001,438)         --              --
                                -------------------------------------------------------------
                                   2,869,102       28,230,355          --              --
                                -------------------------------------------------------------

Net increase (decrease)           (3,765,412)    $(37,126,542)      263,734      $2,608,336
                                ==============================================================

                                    Short Duration Tax-Free          Core Fixed Income
                                -------------------------------------------------------------
                                   Shares           Dollars        Shares         Dollars
                                -------------------------------------------------------------
Institutional shares
Shares sold                        1,341,295      $13,363,572       212,032     $2,070,524
Reinvestment of dividends
    and distributions                 61,868          617,418       227,665      2,229,551
Shares repurchased                (1,159,405)     (11,559,759)     (186,679)    (1,835,467)
                                -------------------------------------------------------------
                                     243,758        2,421,231       253,018      2,464,608
                                -------------------------------------------------------------

Administration shares
Shares sold                            6,402           63,690       579,102      5,684,739
Reinvestment of dividends
    and distributions                    116            1,153         5,675         55,281
Shares repurchased                       --               --        (17,694)      (174,314)
                                -------------------------------------------------------------
                                       6,518           64,843       567,083      5,565,706
                                -------------------------------------------------------------

Service shares
Shares sold                          171,797        1,715,986        88,974        875,509
Reinvestment of dividends
    and distributions                  1,487           14,840         2,423         23,649
Shares repurchased                  (137,880)      (1,377,721)      (16,145)      (157,922)
                                -------------------------------------------------------------
                                      35,404          353,105        75,252        741,236
                                -------------------------------------------------------------

Class A shares
Shares sold                              --               --            --             --
Reinvestment of dividends
    and distributions                    --               --            --             --
Shares repurchased                       --               --            --             --
                                -------------------------------------------------------------
                                         --               --            --             --
                                -------------------------------------------------------------

Net increase (decrease)              285,680       $2,839,179       895,353     $8,771,550
                                ============================================================

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(unaudited)

-------------------------------------------------------------------------------

Share activity for the year ended October 31, 1996 is as follows:

                                   Adjustable Rate Government     Short Duration Government
---------------------------------------------------------------------------------------------
                                   Shares           Dollars         Shares         Dollars
---------------------------------------------------------------------------------------------
Institutional shares
Shares sold                        39,981,299     $391,363,204     4,072,082     $39,855,638
Reinvestment of dividends
    and distributions               1,780,288       17,432,484       422,559       4,137,041
Shares repurchased                (46,666,343)    (456,776,795)   (4,893,286)    (47,875,174)
---------------------------------------------------------------------------------------------
                                   (4,904,756)     (47,981,107)     (398,645)     (3,882,495)
---------------------------------------------------------------------------------------------

Administration shares
Shares sold                           148,981        1,457,872        33,251         326,101
Reinvestment of dividends
    and distributions                   9,641           94,420           207           2,032
Shares repurchased                   (138,609)      (1,356,764)       (7,921)        (77,312)
---------------------------------------------------------------------------------------------
                                       20,013          195,528        25,537         250,821
---------------------------------------------------------------------------------------------

Service shares
Shares sold                              --               --         188,134       1,837,702
Reinvestment of dividends
    and distributions                    --               --           1,508          14,743
Shares repurchased                       --               --          (4,150)        (40,626)
---------------------------------------------------------------------------------------------
                                         --               --         185,492       1,811,819
---------------------------------------------------------------------------------------------

Class A shares
Shares sold                         1,404,698       13,765,298          --              --
Reinvestment of dividends
    and distributions                  66,854          654,744          --              --
Shares repurchased                 (1,936,518)     (18,974,355)         --              --
---------------------------------------------------------------------------------------------
                                     (464,966)      (4,554,313)         --              --
---------------------------------------------------------------------------------------------

Net increase (decrease)            (5,349,709)    $(52,339,892)     (187,616)    $(1,819,855)
=============================================================================================

                                    Short Duration Tax-Free          Core Fixed Income
---------------------------------------------------------------------------------------------
                                   Shares           Dollars        Shares         Dollars
---------------------------------------------------------------------------------------------
Institutional shares
Shares sold                         2,085,253      $20,777,050     2,094,833     $20,524,422
Reinvestment of dividends
    and distributions                 139,126        1,383,351       436,903       4,292,533
Shares repurchased                 (4,601,865)     (45,664,878)     (769,104)     (7,431,360)
---------------------------------------------------------------------------------------------
                                   (2,377,486)     (23,504,477)    1,762,632      17,385,595
---------------------------------------------------------------------------------------------

Administration shares
Shares sold                            10,672          105,302       106,074       1,029,912
Reinvestment of dividends
    and distributions                     203            2,017         1,847          17,883
Shares repurchased                    (10,644)        (105,478)      (36,681)       (358,284)
---------------------------------------------------------------------------------------------
                                          231            1,841        71,240         689,511
---------------------------------------------------------------------------------------------

Service shares
Shares sold                           137,557        1,366,332        43,525         422,233
Reinvestment of dividends
    and distributions                   1,621           16,124           549           5,332
Shares repurchased                   (115,450)      (1,148,044)       (5,292)        (50,931)
---------------------------------------------------------------------------------------------
                                       23,728          234,412        38,782         376,634
---------------------------------------------------------------------------------------------

Class A shares
Shares sold                              --               --            --              --
Reinvestment of dividends
    and distributions                    --               --            --              --
Shares repurchased                       --               --            --              --
---------------------------------------------------------------------------------------------
                                         --               --            --              --
---------------------------------------------------------------------------------------------

Net increase (decrease)            (2,353,527)    $(23,268,224)    1,872,654     $18,451,740
=============================================================================================


-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------




                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------

                                             ADJUSTABLE RATE GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      $9.83     $0.2971/(a)/     $0.0216/(a)/     --           $0.3187       $(0.2887)       --
1997-Administration
     Shares ..............       9.83      0.2844/(a)/      0.0221/(a)/     --            0.3065        (0.2765)       --
1997-Service
     Shares/(m)/ .........       9.84      0.0527/(a)/      0.0200/(a)/     --            0.0727        (0.0527)       --
1997-Class A Shares ......       9.83      0.2766/(a)/      0.0300/(a)/     --            0.3066        (0.2766)       --

For the Year Ended October 31,
------------------------------------------------------

1996-Institutional
     Shares ..............       9.77      0.5759/(a)/      0.0772/(a)/     --            0.6531        (0.5725)       --
1996-Administration
     Shares ..............       9.77      0.5489/(a)/      0.0797/(a)/     --            0.6286        (0.5489)       --
1996-Class A Shares ......       9.77      0.5481/(a)/      0.0806/(a)/     --            0.6287        (0.5489)       --

1995-Institutional
     Shares ..............       9.74      0.5630/(a)/      0.0717/(a)/     --            0.6347        (0.5759)       --
1995-Administration
     Shares ..............       9.74      0.5366/(a)/      0.0737/(a)/     --            0.6103        (0.5528)       --
1995-Class A
     Shares/(c)/..........       9.79      0.2721/(a)/     (0.0090)/(a) /   --            0.2631        (0.2697)       --


1994-Institutional
     Shares ..............      10.00      0.4341/(a)/     (0.2455)/(a) /   --            0.1886        (0.4486)       --
1994-Administration
     Shares ..............      10.00      0.4211/(a)/     (0.2572)/(a) /   --            0.1639        (0.4239)       --

1993-Institutional
     Shares ..............      10.04      0.4397          (0.0376)/(d) /   --            0.4021        (0.4397)       --
1993-Administration
     Shares/(e)/..........      10.02      0.2146          (0.0173)/(d) /   --            0.1973        (0.2146)       --

1992-Institutional
     Shares ..............      10.03      0.5599          (0.0029)/(d) /   --            0.5570        (0.5470)       --


For the Period July 17, 1991/(g)/through October 31,
------------------------------------------------------

1991-Institutional
     Shares ..............      10.00      0.1531           0.0322/(d)/     --            0.1853        (0.1553)       --


                                     Distributions to shareholders
                          ----------------------------------------------------------
                                         In excess of
                                         net realized                                    Net
                                            gain on                                   increase
                             In excess    investment,      From         Total        (decrease)     Net asset
                              of net      option and       paid     distributions      in net        value at
                            investment      futures         in            to            asset         end of        Total
                              income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------


                                                  ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............       --          --           --            $(0.2887)        $0.0300        $9.86       3.28%/(f)/
1997-Administration
     Shares ..............       --          --           --             (0.2765)         0.0300         9.86       3.16/(f)/
1997-Service
     Shares/(m)/ .........       --          --           --             (0.0527)         0.0200         9.86       0.74/(f)/
1997-Class A Shares ......       --          --           --             (0.2766)         0.0300         9.86       3.16/(f)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............    (0.0206)       --           --             (0.5931)         0.0600         9.83       6.86
1996-Administration
     Shares ..............    (0.0198)       --           --             (0.5687)         0.0600         9.83       6.60
1996-Class A Shares ......    (0.0198)       --           --             (0.5687)         0.0600         9.83       6.60

1995-Institutional
     Shares ..............    (0.0287)       --           --             (0.6046)         0.0301         9.77       6.75
1995-Administration
     Shares ..............    (0.0275)       --           --             (0.5803)         0.0300         9.77       6.48
1995-Class A
     Shares/(c)/..........    (0.0134)       --           --             (0.2831)        (0.0200)        9.77       2.74/(f)/

1994-Institutional
     Shares ..............    --             --           --             (0.4486)        (0.2600)        9.74       1.88
1994-Administration
     Shares ..............    --             --           --             (0.4239)        (0.2600)        9.74       1.63

1993-Institutional
     Shares ..............    (0.0024)       --           --             (0.4421)        (0.0400)       10.00       4.13
1993-Administration
     Shares/(e)/..........    (0.0027)       --           --             (0.2173)        (0.0200)       10.00       2.01/(f)/

1992-Institutional
     Shares ..............    --             --           --             (0.5470)         0.0100        10.04       6.12


For the Period July 17, 1991/(g)/through October 31
------------------------------------------------------
1991-Institutional Shares.    --             --           --             (0.1553)         0.0300        10.03       2.14/(f)/


                                                                                    Ratios assuming
                                                                                   no voluntary waiver
                                                                                       of fees or
                                                                                   expense limitations
                                                                               ----------------------------
                                         Ratio of                                              Ratio of
                                           net                         Net                        net
                           Ratio of     investment                   assets                   investment
                              net         income                     at end       Ratio of      income
                           expenses       (loss)      Portfolio        of         expenses      (loss)
                           to average   to average     turnover      period      to average   to average
                           net assets   net assets     rate/(d)/    (in 000s)    net assets   net assets
                          ---------------------------------------------------------------------------------

                                   ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............   0.45%/(b)/     6.08%/(b)/    25.64%       $549,611    0.51%/(b)/      6.02%/(b)/
1997-Administration
     Shares ..............   0.70/(b)/      5.83/(b)/     25.64           4,182    0.76/(b)/       5.77/(b)/
1997-Service
     Shares/(m)/ .........   0.95/(b)/      5.64/(b)/     25.64              22    1.01/(b)/       5.58/(b)/
1997-Class A Shares ......   0.70/(b)/      5.61/(b)/     25.64          39,063    1.01/(b)/       5.30/(b)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............   0.45           5.85          52.36         613,149    0.51            5.79
1996-Administration
     Shares ..............   0.70           5.59          52.36           3,792    0.76            5.53
1996-Class A Shares ......   0.70           5.59          52.36          10,728    1.01            5.28

1995-Institutional
     Shares ..............   0.46           5.77          24.12         657,358    0.53            5.70
1995-Administration
     Shares ..............   0.71           5.50          24.12           3,572    0.78            5.43
1995-Class A
     Shares/(c)/..........   0.69/(b)/      5.87/(b)/     24.12          15,203    1.01/(b)/       5.55/(b)/

1994-Institutional
     Shares ..............   0.46           4.38          37.81         942,523    0.49            4.35
1994-Administration
     Shares ..............   0.71           4.27          37.81           6,960    0.74            4.24

1993-Institutional
     Shares ..............   0.45           4.36         103.74       2,760,871    0.48            4.33
1993-Administration
     Shares/(e)/..........   0.70/(b)/      3.81/(b)/    103.74           5,326    0.73/(b)/       3.78/(b)/

1992-Institutional
     Shares ..............   0.42           5.61         286.40       2,145,064    0.55            5.48


For the Period July 17, 1991(g)through October 31,
------------------------------------------------------
1991-Institutional
     Shares ..............   0.20/(b)/      7.31/(b)/    145.67/(b)/    239,642    1.02/(b)/       6.49/(b)/

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                              SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.      $9.83   $0.3287/(a)/   $(0.0700)/(a)/       --           $0.2587       $(0.3287)       --
1997-Administration
     Shares ..............       9.85    0.3175/(a)/    (0.0700)/(a)/       --            0.2475        (0.3175)       --
1997-Service Shares ......       9.82    0.3043/(a)/    (0.0700)/(a)/       --            0.2343        (0.3043)       --

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.       9.82    0.6290/(a)/     0.0136/(a)/        --            0.6426        (0.6326)       --
1996-Administration
     Shares/(h)/..........       9.86    0.3837/(a)/     0.0003/(a)/        --            0.3840        (0.3940)       --
1996-Service
     Shares/(i)/..........       9.72    0.3134/(a)/     0.1018/(a)/        --            0.4152        (0.3152)       --

1995-Institutional Shares.       9.64    0.6652/(a)/     0.1666/(a)/        --            0.8318        (0.6518)       --
1995-Administration
     Shares ..............       9.64    0.2384/(a)/    (0.0433)/(a)/       --            0.1951        (0.2051)       --

1994-Institutional Shares.      10.14    0.5628/(a)/    (0.4592)/(a)/       --            0.1036        (0.5598)       (0.0438)
1994-Administration
     Shares ..............      10.14    0.5329/(a)/    (0.4539)/(a)/       --            0.0790        (0.5352)       (0.0438)

1993-Institutional Shares.      10.16    0.5627         (0.0135)/(d)/       --            0.5492        (0.5627)       --
1993-Administration
     Shares/(e)/..........      10.23    0.2725         (0.0900)/(d)/       --            0.1825        (0.2725)       --

1992-Institutional Shares.      10.22    0.6703         (0.0600)/(d)/       --            0.6103        (0.6703)       --

1991-Institutional Shares.      10.00    0.8020          0.2200/(d)/        --            1.0220        (0.8020)       --

1990-Institutional Shares.      10.07    0.8300         (0.0700)/(d)/       --            0.7600        (0.8300)       --

1989-Institutional Shares.      10.10    0.8800             --              --            0.8800        (0.8800)       --

For the Period August 15, 1988/(g)/through October 31,
---------------------------------------------------------------
1988-Institutional Shares.      10.00    0.1800          0.1000/(d)/        --            0.2800        (0.1800)       --


                                        Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------

                                                              SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.        --            --          --         $(0.3287)       $(0.0700)       $9.76          2.67%/(f)/
1997-Administration
     Shares ..............        --            --          --          (0.3175)        (0.0700)        9.78          2.55/(f)/
1997-Service Shares ......        --            --          --          (0.3043)        (0.0700)        9.75          2.42/(f)/

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.        --            --          --          (0.6326)         0.0100         9.83          6.75
1996-Administration
     Shares/(h)/..........        --            --          --          (0.3940)        (0.0100)        9.85          4.00/(f)/
1996-Service
     Shares/(i)/..........        --            --          --          (0.3152)         0.1000         9.82          4.35/(f)/

1995-Institutional Shares.        --            --          --          (0.6518)         0.1800         9.82          8.97
1995-Administration
     Shares ..............        --            --          --          (0.2051)        (0.0100)        9.63/(h)/     2.10

1994-Institutional Shares.        --            --          --          (0.6036)        (0.5000)        9.64          0.99
1994-Administration
     Shares ..............        --            --          --          (0.5790)        (0.5000)        9.64          0.73

1993-Institutional Shares.     (0.0065)         --          --          (0.5692)        (0.0200)       10.14          5.55
1993-Administration
     Shares/(e)/..........        --            --          --          (0.2725)        (0.0900)       10.14          1.74

1992-Institutional Shares.        --            --          --          (0.6703)        (0.0600)       10.16          6.24

1991-Institutional Shares.        --            --          --          (0.8020)         0.2200        10.22         10.93

1990-Institutional Shares.        --            --          --          (0.8300)        (0.0700)       10.00          8.23

1989-Institutional Shares.        --            --          (0.0300)    (0.9100)        (0.0300)       10.07          9.08

For the Period August 15, 1988/(g)/through October 31
---------------------------------------------------------------
1988-Institutional Shares.        --            --          --          (0.1800)         0.1000        10.10          3.30/(f)/

                                                                                       Ratios assuming
                                                                                     no voluntary waiver
                                                                                         of fees or
                                                                                     expense limitations
                                                                                 ----------------------------
                                           Ratio of                                              Ratio of
                                             net                         Net                        net
                             Ratio of     investment                   assets                   investment
                                net         income                     at end       Ratio of      income
                             expenses       (loss)      Portfolio        of         expenses      (loss)
                            to average    to average     turnover      period      to average   to average
                            net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          -----------------------------------------------------------------------------------

                                                   SHORT DURATION GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.     0.45%/(b)/   6.44%/(b)/      43.72%     $99,824       0.73%/(b)/     6.16%/(b)/
1997-Administration
     Shares ..............     0.70/(b)/    6.22/(b)/       43.72        1,504       0.98/(b)/      5.94/(b)/
1997-Service Shares ......     0.95/(b)/    5.94/(b)/       43.72        2,522       1.23/(b)/      5.66/(b)/

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.     0.45         6.44           115.45       99,944       0.71           6.18
1996-Administration
     Shares/(h)/..........     0.70/(b)/    5.97/(b)/      115.45          252       0.96/(b)/      5.71/(b)/
1996-Service
     Shares/(i)/..........     0.95/(b)/    6.05/(b)/      115.45        1,822       1.21/(b)/      5.79/(b)/

1995-Institutional Shares.     0.45         6.87           292.56      103,760       0.72           6.60
1995-Administration
     Shares ..............     0.70/(b)/    7.91/(b)/      292.56           --       0.90/(b)/      7.71/(b)/

1994-Institutional Shares.     0.45         5.69           289.79      193,095       0.59           5.55
1994-Administration
     Shares ..............     0.70         5.38           289.79          730       0.84           5.24

1993-Institutional Shares.     0.45         5.46           411.66      359,708       0.64           5.31
1993-Administration
     Shares/(e)/..........     0.70/(b)/    4.84/(b)/      411.66       16,490      0.80/(b)/       4.74/(b)/

1992-Institutional Shares.     0.45         6.60           216.07      277,927      0.69            6.36

1991-Institutional Shares.     0.45         8.25           155.44      158,848      0.79            7.91

1990-Institutional Shares.     0.45         8.62           173.21       68,995      0.95            8.12

1989-Institutional Shares.     0.46         8.71           137.37       31,015      1.39            7.78+

For the Period August 15, 1988/(g)/through October 31
---------------------------------------------------------------
1988-Institutional Shares.     0.55/(b)/    8.55/(b)/      167.00/(b)/  39,052      1.42/(b)/       7.68/(b)/

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.      $9.96   $0.2097/(a)/   $(0.0200)/(a)/       --           $0.1897       $(0.2097)       --
1997-Administration
   Shares ................       9.96    0.1976/(a)/    (0.0200)/(a)/       --            0.1776        (0.1976)       --
1997-Service Shares.......       9.97    0.1852/(a)/    (0.0300)/(a)/       --            0.1552        (0.1852)       --

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.       9.94    0.4192/(a)/     0.0200/(a)/       --            0.4392        (0.4192)       --
1996-Administration
   Shares ................       9.94    0.3944/(a)/     0.0200/(a)/       --            0.4144        (0.3944)       --
1996-Service Shares.......       9.95    0.3697/(a)/     0.0200/(a)/       --            0.3897        (0.3697)       --

1995-Institutional Shares.       9.79    0.4235/(a)/     0.1500/(a)/       --            0.5735        (0.4235)       --
1995-Administration
   Shares ................       9.79    0.3989/(a)/     0.1500/(a)/       --            0.5489        (0.3989)       --
1995-Service Shares ......       9.79    0.3744/(a)/     0.1600/(a)/       --            0.5344        (0.3744)       --

1994-Institutional Shares.      10.23    0.3787/(a)/    (0.3575)/(a)/      --            0.0212        (0.3787)       (0.0825)
1994-Administration
   Shares ................      10.23    0.3537/(a)/    (0.3575)/(a)/      --           (0.0038)       (0.3537)       (0.0825)
1994-Service Shares/(j)/..       9.86    0.0475/(a)/    (0.0700)/(a)/      --           (0.0225)       (0.0475)       --

1993-Institutional Shares.       9.93    0.3834          0.3000/(d)/       --            0.6834        (0.3834)       --
1993-Administration
   Shares/(j)/............      10.16    0.1555          0.0720/(d)/       --            0.2275        (0.1555)       --

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.      10.00    0.0341         (0.0700)/(d)/      --           (0.0359)       (0.0341)       --


                                        Distributions to shareholders
                          ---------------------------------------------------------
                                         In excess of
                                         net realized                                    Net
                                            gain on                                   increase
                             In excess    investment,      From         Total        (decrease)     Net asset
                              of net      option and       paid     distributions      in net        value at
                            investment      futures         in            to            asset         end of        Total
                              income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------------------
1997-Institutional Shares.      --            --            --          $(0.2097)       $(0.0200)       $9.94       1.91%/(f)/
1997-Administration
   Shares ................      --            --            --           (0.1976)        (0.0200)        9.94       1.79/(f)/
1997-Service Shares.......      --            --            --           (0.1852)        (0.0300)        9.94       1.56/(f)/

For the Year Ended October 31,
-------------------------------------------------------------------
1996-Institutional Shares.      --            --            --           (0.4192)         0.0300         9.96       4.50
1996-Administration
   Shares ................      --            --            --           (0.3944)         0.0300         9.96       4.24
1996-Service Shares.......      --            --            --           (0.3697)         0.0200         9.97       3.98

1995-Institutional Shares.      --            --            --           (0.4235)         0.1500         9.94       5.98
1995-Administration
   Shares ................      --            --            --           (0.3989)         0.1500         9.94       5.76
1995-Service Shares ......      --            --            --           (0.3744)         0.1600         9.95       5.59

1994-Institutional Shares.      --            --            --           (0.4612)        (0.4400)        9.79       0.17
1994-Administration
   Shares ................      --            --            --           (0.4362)        (0.4400)        9.79      (0.11)
1994-Service Shares/(j)/..      --            --            --           (0.0475)        (0.0700)        9.79      (0.32)/(f)/

1993-Institutional Shares.      --            --            --           (0.3834)         0.3000        10.23       7.03

1993-Administration
   Shares/(j)/............      --            --            --           (0.1555)         0.0720        10.23       2.28/(f)/

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.      --            --            --           (0.0341)        (0.0700)        9.93      (0.34)/(f)/


                                                                                       Ratios assuming
                                                                                     no voluntary waiver
                                                                                         of fees or
                                                                                     expense limitations
                                                                                 ----------------------------
                                           Ratio of                                              Ratio of
                                             net                         Net                        net
                             Ratio of     investment                   assets                   investment
                                net         income                     at end       Ratio of      income
                             expenses       (loss)      Portfolio        of         expenses      (loss)
                            to average    to average     turnover      period      to average   to average
                            net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          -----------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------------------
1997-Institutional Shares.   0.45%/(b)/     4.24%/(b)/      99.59%      $37,159      1.05%/(b)/      3.64%/(b)/
1997-Administration
   Shares ................   0.70/(b)/      4.03/(b)/       99.59           113      1.30/(b)/       3.43/(b)/
1997-Service Shares.......   0.95/(b)/      3.77/(b)/       99.59         1,045      1.55/(b)/       3.17/(b)/

For the Year Ended October 31,
-------------------------------------------------------------------
1996-Institutional Shares.   0.45           4.21           231.65        34,814      1.01            3.65
1996-Administration
   Shares ................   0.70           3.96           231.65            48      1.26            3.40
1996-Service Shares.......   0.95           3.74           231.65           695      1.51            3.18

1995-Institutional Shares.   0.45           4.31           259.52        58,389      0.77            3.99
1995-Administration
   Shares ................   0.70           4.14           259.52            46      1.02            3.82
1995-Service Shares ......   0.95           3.87           259.52           454      1.27            3.55

1994-Institutional Shares.   0.45           3.74           354.00        83,704      0.61            3.58
1994-Administration
   Shares ................   0.70           3.51           354.00         3,866      0.86            3.35
1994-Service Shares/(j)/..   0.95/(b)/      4.30/(b)/      354.00           440      1.11/(b)/       4.14/(b)/


1993-Institutional Shares.   0.41           3.70           404.60       115,803      1.06            3.05
1993-Administration
   Shares/(j)/............   0.70/(b)/      3.32/(b)/      404.60           911      1.07/(b)/       2.95/(b)/

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.   0.05/(b)/      4.58/(b)/       31.19/(f)/   14,601      2.68/(b)/       1.95/(b)/

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------



                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                         CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      $9.85     $0.3236        $(0.1403)        $(0.0003)      $0.1830       $(0.3230)       --
1997-Administrative
     Shares ..............       9.84      0.3108         (0.1398)         (0.0003)       0.1707        (0.3107)       --
1997-Service Shares  .....       9.86      0.2991         (0.1399)         (0.0003)       0.1589        (0.2989)       --

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............      10.00      0.6448         (0.0704)         --             0.5744        (0.6438)       (0.0806)
1996-Administrative
     Shares/(l)/ .........       9.91      0.4083         (0.0703)         --             0.3380        (0.4080)       --
1996-Service
     Shares/(l)/ .........       9.77      0.3756          0.0898          --             0.4654        (0.3754)       --

1995-Institutional
     Shares ..............       9.24      0.6423          0.7610          --             1.4033        (0.6433)       --

For the Period January 5, 1994/(g)/through October 31,
------------------------------------------------------
1994-Institutional Shares.      10.00      0.4648         (0.7617)         --            (0.2969)       (0.4648)       --


                                       Distributions to shareholders
                           -----------------------------------------------------------
                                           In excess of
                                           net realized                                    Net
                                              gain on                                   increase
                               In excess    investment,      From         Total        (decrease)     Net asset
                                of net      option and       paid     distributions      in net        value at
                              investment      futures         in            to            asset         end of        Total
                                income     transactions    capital     shareholders       value         period       return/(k)/
                          ------------------------------------------------------------------------------------------------------

                                                            CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------
1997-Institutional
     Shares ..............        --          --           --            $(0.3230)      $(0.1400)       $9.71       1.87%/(f)/
1997-Administrative
     Shares ..............        --          --           --             (0.3107)       (0.1400)        9.70       1.75/(f)/
1997-Service Shares  .....        --          --           --             (0.2989)       (0.1400)        9.72       1.63/(f)/

For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
     Shares ..............        --          --           --             (0.7244)       (0.1500)        9.85       5.98
1996-Administrative
     Shares/(l)/ .........        --          --           --             (0.4080)       (0.0700)        9.84       3.56/(f)/
1996-Service
     Shares/(l)/ .........        --          --           --             (0.3754)        0.0900         9.86       4.90/(f)/

1995-Institutional
     Shares ..............        --          --           --             (0.6433)        0.7600        10.00      15.72

For the Period January 5, 1994/(g)/through October 31,
-------------------------------------------------------
1994-Institutional Shares.        --          --           --             (0.4648)       (0.7617)        9.24      (3.00)


                                                                                        Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------
                                            Ratio of                                              Ratio of
                                              net                         Net                        net
                              Ratio of     investment                   assets                   investment
                                 net         income                     at end       Ratio of      income
                              expenses       (loss)      Portfolio        of         expenses      (loss)
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------

                                                   CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------

For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      0.45%/(b)/    6.66%/(b)/    174.52%        $73,483    0.76%/(b)/    6.35%/(b)/
1997-Administrative
     Shares ..............      0.70/(b)/     6.49/(b)/     174.52           6,194    1.01/(b)/     6.18/(b)/
1997-Service Shares  .....      0.95/(b)/     6.22/(b)/     174.52           1,108    1.26/(b)/     5.91/(b)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............      0.45          6.51          414.20          72,061    0.83          6.13
1996-Administrative
     Shares/(l)/ .........      0.70/(b)/     6.41/(b)/     414.20             702    1.08/(b)/     6.03/(b)/
1996-Service
     Shares/(l)/ .........      0.95/(b)/     6.37/(b)/     414.20             381    1.33/(b)/     5.99/(b)/

1995-Institutional
     Shares ..............      0.45          6.56          383.26          55,502    0.96          6.05

For the Period January 5, 1994/(g)/through October 31,
------------------------------------------------------
1994-Institutional
     Shares ..............      0.45/(b)/     6.48/(b)/     288.25          24,508    1.46/(b)/     5.47/(b)/

/(a)/ Calculated based on the average shares outstanding methodology.

/(b)/ Annualized.

/(c)/ Class A share activity commenced on May 15, 1995.

/(d)/ Includes the effect of mortgage dollar roll transactions.

/(e)/ Administration share activity commenced on April 15, 1993.

/(f)/ Not annualized.

/(g)/ Commencement of operations.

/(h)/ Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

/(i)/ Service share activity commenced on April 10, 1996.

/(j)/ Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.

/(k)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.

/(l)/ Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.

/(m)/ Service share activity commenced on March 27, 1997.

/(n)/ Includes the balancing effect of calculating per share amounts.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004







Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




FISARINST
------------------------------------------------------------------------------
The Goldman Sachs
Fixed Income Funds

------------------------------------------------------------------------------

Semiannual Report
April 30, 1997





Goldman Sachs Adjustable Rate Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Core Fixed Income Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.


-----------------------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                               1             Financial Statements                      18
Goldman Sachs Government Income Fund          3             Notes to Financial Statements             22
Goldman Sachs Global Income Fund              8             Financial Highlights                      29
Goldman Sachs Municipal Income Fund          13
 ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


-------------------------------------------------------------------------------

                        Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]


                10/31/96        4/30/97
3-Month           5.14%          5.23%
6-Month           5.26%          5.52%
  1               5.40%          5.89%
  2               5.73%          6.27%
  3               5.86%          6.40%
  5               6.07%          6.57%
 10               6.34%          6.71%
 30               6.64%          6.95%

Source:  Bloomberg, L.P.

The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Continued to Perform Well

     During the period under review, mortgage-backed securities (MBS) performed very well, buoyed by a surge in investor demand and stable prepayment activity. Investor interest in the MBS market was triggered primarily by the favorable interest rate environment. Throughout the period, rates remained in a fairly tight range, allowing prepayment anxieties to subside. In addition, with other highly rated fixed income instruments yielding approximately the same as similar-duration Treasuries, investors turned to the mortgage-backed sector for yield enhancement. Finally, an increase in collateralized mortgage obligation
(CMO) creation led to steady demand for underlying pass-through securities. As a result of all of these positive factors, mortgage-backed securities became increasingly expensive during the period as their yield spreads relative to Treasuries tightened.

Performance Review

     For the six-month period ended April 30, 1997, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to strong results from its investments in mortgage-backed securities, particularly CMOs. The fund's Class B shares, which have higher expenses, also achieved positive returns. The net asset value (NAV) of both classes declined due to rising interest rates during the period.

     We are pleased to report that the fund's Class A shares ranked within the top 10% of intermediate U.S. government income funds (seventh out of 122) based on total return for the 12 months ended April 30, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they have been in existence less than 12 months.)

-----------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-----------------------------------------------------------------------

                                               Class A       Class B
                                               -------       -------
 Total Return (based on net asset value)        1.83%         1.43%
--------------------------------------------------------------------
     Return From Monthly Distributions          3.67%         3.28%
--------------------------------------------------------------------
     Return From Price Depreciation            -1.84%        -1.85%
--------------------------------------------------------------------
 Total Return of Lehman Brothers                1.81%         1.81%
     Government/Mortgage Index
--------------------------------------------------------------------
 NAV (as of 4/30/97)                          $14.10        $14.11
--------------------------------------------------------------------
 NAV Change                                   -$0.26        -$0.26
--------------------------------------------------------------------

Portfolio Composition and Investment Strategies

     The primary changes to the portfolio's sector allocations during the period were a reduction of fixed rate mortgage pass-through and asset-backed securities in favor of U.S. Treasuries and agency debentures.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund   (continued)


--------------------------------------------------------------------------------
                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

         U.S. Treasuries                                     36.7%
         Fixed Rate Mortgage Pass-Throughs                   26.1%
         CMO's                                               13.0%
         Asset-Backed Securities                             11.0%
         Agency Debentures                                   10.2%
         Repos/Cash Equivalents                               3.0%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio held a 36.7% position in U.S. Treasuries, its single largest allocation as of April 30. The fund's holdings in Treasuries more than doubled as we scaled back exposure to the mortgage-backed and asset-backed sectors, both of which were nearing full value.

 .    Fixed Rate Mortgage Pass-Throughs. As of April 30, the fund's investment in fixed rate mortgage pass-throughs accounted for 26.1% of the portfolio, down from 40.4% six months earlier. The sector performed well during the period, as many of the factors which supported MBS through 1996 remained in place: low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). However, as the MBS market repriced to reflect the favorable environment, we reduced the position.

     We also used mortgage dollar rolls during the period, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. The CMO market enjoyed strong demand from yield-seeking investors, while the supply of CMOs, though rising, remained relatively low from a historical perspective. As the sector became more expensive, we reduced the fund's allocation to 13.0% from 22.0% last October. Specifically, we cut sequential-pay/support CMOs to 7.2%, approximately half their weighting six months ago, and planned amortization class (PAC) CMOs to 4.2% from 5.5%.

 .    Asset-Backed Securities. As of April 30, the fund's ABS position was 11.0%, down from 19.9% last October. During the period, the ABS sector experienced some selling pressure, in part due to negative credit events among selected credit card and sub-prime auto lenders. Overall, however, the sector performed well: investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .    Agency Debentures. Agency debentures represented 10.2% of the portfolio as of the end of the period, constituting an overweighted position compared with the benchmark's 8.0%. We added to the allocation during the period as alternative sectors richened.

 .    Issuer Composition. The portfolio composition of the fund's mortgage-backed security holdings by issuer was 13.6% in Federal National Mortgage Association
(FNMA) issues and 13.2% in Government National Mortgage Association (GNMA) issues.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)


--------------------------------------------------------------------------------
 .    Credit Quality. As of April 30, 75.5% of the portfolio was invested in U.S.
government and agency securities, 21.5% of the portfolio was invested in triple-A-rated securities and 3.0% of the portfolio was invested in cash equivalents.

 .    Prudent Use of Derivatives. As discussed earlier, the fund held a 7.2%
position in sequential-pay/support CMOs and a 4.2% position in PAC CMOs, securities that are generally considered to be lower risk derivative instruments. In addition, the portfolio held small positions in inverse floaters, interest-only (IO) CMOs and principal-only (PO) CMOs for their potential to add incremental yield. The portfolio's combined position in these higher risk derivatives was 1.6% as of the end of the period.

 .    Duration.  We seek excess return over the Index through sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 4.4 years, in line with that of the Index.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     Regarding specific fixed income sectors, investor demand for mortgage-backed securities remains robust, but lower rates and rising volatility increase the risk of refinancings and lead us to maintain a cautious outlook for mortgage pass-throughs over the next few months. Similarly, while CMOs do not generally offer significant value over mortgage pass-throughs, specific structures within the CMO market present attractive investment opportunities. In the ABS sector, anxiety regarding negative credit events during the first quarter appears to be subsiding. However, we believe the market is now more alert to credit distinctions among issuers, servicers and collateral types, and has begun pricing securities accordingly. Consequently, it may become more challenging to identify unrecognized value within the ABS sector, particularly among the higher quality issues that we tend to emphasize.

Distribution Policy

     The fund's Class A and Class B shares paid out monthly distributions of approximately $0.52 and $0.47 per share, respectively, during the six-month period ended April 30, 1997. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Erica Adelberg

Erica Adelberg


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
May 30, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations--37.7%
Federal Home Loan Mortgage Corp. (FHLMC)--1.8%
$  1,000,000               7.00%                 TBA 15-Yr /(a)/   $    990,930
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--8.7%
$  1,000,000/(h)/          6.50%                 TBA 7-Yr  /(a)/   $    981,560
   1,000,000               7.00                  TBA 30-Yr /(a)/        968,750
   1,000,000               7.50                  TBA 30-Yr /(a)/        942,500
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,985,000
--------------------------------------------------------------------------------
                                                                   $  4,877,810
--------------------------------------------------------------------------------
Government National Mortgage Association
     (GNMA) --13.0%
$    238,209               9.00%                 10/15/19          $    253,098
      97,383               9.00                  12/15/19               103,470
     315,821               7.50                  04/15/23               314,933
     610,646               7.50                  07/15/23               608,930
     368,845               7.00                  08/15/23               359,162
     695,669               7.00                  10/15/23               677,408
      61,762               7.00                  11/15/23                60,141
     877,541               7.00                  12/15/23               854,506
   1,005,084               8.00                  12/15/26             1,018,690
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,982,500
   1,000,000/(h)/          8.00                  TBA 30-Yr /(a)/      1,013,430
--------------------------------------------------------------------------------
                                                                   $  7,246,268
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--14.2%
Interest Only--0.4%
FNMA Interest-Only Stripped Security, Series 151, Class 2/(d)/
$    643,343              11.30%                 07/25/22          $    213,024
--------------------------------------------------------------------------------
                                                                   $    213,024
--------------------------------------------------------------------------------
Inverse Floater--0.7%
FNMA Remic Trust, Series 1992-62, Class S
$    404,038               9.27%/(c)/            05/25/99          $    405,941
--------------------------------------------------------------------------------
                                                                   $    405,941
--------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--2.9%
FNMA Remic Trust, Series 1997-9, Class B
$  1,000,000               6.50%                 10/25/22          $    962,510
GE Capital Mortgage Services, Inc., Series 1994-11, Class A1
     644,342               6.50                  03/25/24               644,941
--------------------------------------------------------------------------------
                                                                   $  1,607,451
--------------------------------------------------------------------------------
Principal Only--1.9%
FNMA Remic Trust, Series G-35, Class N/(d)/
$    575,000               6.16%                 10/25/21          $    419,376
FNMA Remic Trust, Series 1993-205, Class C/(d)/
     750,000               7.23%                 09/25/23               625,545
--------------------------------------------------------------------------------
                                                                   $  1,044,921
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--1.4%
Citicorp Mortgage Securities, Series 1993-11, Class A6
$    818,108               6.25%                 09/25/08          $    788,362
--------------------------------------------------------------------------------
                                                                   $    788,362
--------------------------------------------------------------------------------
Support--7.0%
GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
$    996,703               6.50%                 03/25/24          $    865,497
Housing Securities, Inc., Series 1994-1, Class A13
   1,455,585               6.50                  03/25/09             1,329,852
Prudential Securities, Series 1995-2, Class A
     797,338               5.77                  11/15/15               799,578
Salomon Brothers Mortgage Securities VII, Series 1996-6H, Class A1
   1,000,000               6.00                  09/30/08               899,840
--------------------------------------------------------------------------------
                                                                   $  3,894,767
--------------------------------------------------------------------------------
     Total Collateralized Mortgage Obligations                     $  7,954,466
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
     (Cost $21,101,884)                                            $ 21,069,474
--------------------------------------------------------------------------------
Asset-Backed Securities--11.6%

Asset Securitization Corp., Series 1996, Class A1
$    300,000               6.88%                 11/13/26          $    295,699
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
     720,000               6.23                  06/15/03               710,546
CPS Auto Grantor Trust, Series 1993-3, Class A
     855,634               6.30                  08/15/02               850,107
Fingerhut Master Trust, Series 1996-1, Class A
     590,000               6.45                  02/20/02               589,263
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
     650,000               5.50                  02/15/03               622,980
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     500,000               7.32                  12/26/28               498,614
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     500,000               7.46                  05/15/06               506,875
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
     224,429               6.55                  11/20/01               225,129

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Asset-Backed Securities(continued)
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
$    420,638               6.85%                 06/15/01          $    424,099
Premier Auto Trust, Series 1993-6, Class A2
     271,484               4.65                  11/02/99               269,021
Premier Auto Trust, Series 1994-1, Class A3
     176,500               4.75                  02/02/00               175,672
Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000               8.10                  06/15/04               473,368
Standard Credit Card Trust, Series 1990-3, Class A
     860,000               9.50                  07/10/98               860,533
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $6,623,680)                                             $  6,501,906
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--10.0%
Small Business Administration
$  1,700,000               7.15%                 03/01/17          $  1,685,176
   1,400,000               7.50                  04/01/17             1,416,562
Sri Lanka Aid/(c)/
   2,500,000               6.06                  02/21/16             2,464,075
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
     (Cost $5,562,500)                                             $  5,565,813
--------------------------------------------------------------------------------
U.S. Treasury Obligations--35.6%
United States Treasury Bonds
$    140,000               8.75%                 05/15/17          $    165,484
     270,000/(e)/          8.88                  08/15/17               322,988
   3,450,000               8.75                  05/15/20             4,109,813
     180,000               8.75                  08/15/20               214,565
     690,000/(e)/          7.63                  02/15/25               740,025
United States Treasury Notes
   1,460,000/(e)/          7.38                  11/15/97             1,471,636
     700,000               5.88                  04/30/98               699,342
   5,650,000/(e)/          6.88                  08/31/99             5,712,659
   3,700,000               6.13                  07/31/00             3,664,739
   1,100,000               5.63                  11/30/00             1,070,091
   1,200,000               7.50                  02/15/05             1,256,436
United States Treasury Principal-Only Stripped Securities/(d)/
     300,000               6.85                  05/15/05               174,777
   1,550,000               7.23                  05/15/20               302,790
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
     (Cost $20,041,673)                                            $ 19,905,345
--------------------------------------------------------------------------------
Repurchase Agreement--19.9%
Joint Repurchase Agreement Account/(e)/
$ 11,100,000               5.49%                 05/01/97          $ 11,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
     (Cost $11,100,000)                                            $ 11,100,000
--------------------------------------------------------------------------------
Total Investments
     (Cost $64,429,737/(f)/)                                       $ 64,142,538
--------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:
                                   Number of
                                   Contracts         Settlement     Unrealized
            Type               Long (Short)/(g)/       Month        Gain (Loss)
---------------------------   ------------------   --------------  -------------
Euro Dollars                          3            September 1997       $375
5 Year U.S. Treasury Notes           19            June 1997           4,312
U.S. Long Term Bond                   3            June 1997           6,282
                                                                   -------------
                                                                     $10,969
--------------------------------------------------------------------------------

Federal Income Tax Information:

Gross unrealized gain for investments in which value
  exceeds cost                                                      $   118,460
Gross unrealized loss for investments in which cost
  exceeds value                                                        (509,387)
--------------------------------------------------------------------------------
Net unrealized loss                                                 $  (390,927)
--------------------------------------------------------------------------------

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(d)/The interest rate disclosed for these securities represents effective yields to maturity.

/(e)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.

/(f)/The aggregate cost for federal income tax purposes is $64,533,465.

/(g)/Each 5-Year U.S. Treasury Note and U.S. Long Term Bond contract represents
     $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value at risk are $5,200,000 and $3,032,288, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

/(h)/When-issued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

Special Event

     To accommodate different clients' needs and preferences, on March 12, 1997, the fund opened a new share class (Service).

Favorable Economic Factors Helped European Bonds While Rising Rates Impacted Treasuries

     Global bonds began the period under review on a strong note, but weakened during the first quarter of 1997. European bonds were the best performers during the period, while the United States lagged along with the dollar bloc markets.

     The economic fundamentals that supported most European bonds throughout 1996 -- particularly weak economic growth and contained inflation -- remained intact during the period. This favorable backdrop, plus yield convergence ahead of European monetary union (EMU), helped the higher yielding bonds of Spain achieve the best performance of all the major bond markets (hedged into U.S. dollars). The "core" European markets such as Germany also fared well due to increased expectations of tighter fiscal policies to help them meet EMU criteria. In contrast, the U.K. gilt underperformed most European bonds as sharply accelerating growth triggered fears of higher inflation. In Japan, the performance of Japanese Government Bonds (JGBs) trailed nearly all of the major European markets but still fared reasonably well (hedged into U.S. dollars). The Japanese market strengthened following a sharp November sell-off when continued weakness in the financial sector made near-term rate hikes by the Bank of Japan unlikely.

     In the United States, stronger than expected economic growth pushed yields higher and prompted the Federal Reserve to raise the federal funds rate by a quarter-percentage point in March. As a result, U.S. Treasuries posted the poorest performance of all the major bond markets.

Performance Review: Country Allocations Contributed to Performance

     During the period under review, the Goldman Sachs Global Income Fund's Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. The fund's favorable results were primarily due to its overweighting in German bonds, one of the strongest European markets during the period, and its underweighting in the United States, the weakest market.

     The fund's Class A and B shares, which have higher expenses than the Institutional shares, lagged the benchmark. The fund's Service shares achieved positive performance since their inception on March 12, 1997; however, a partial period of approximately 1 1/2 months is obviously too brief a period to measure performance meaningfully.

     The fund's Institutional and Class A shares fared well compared with their peers. For the 12-month period ended April 30, the Institutional and Class A shares ranked 25th and 29th, respectively, out of 133 global income funds based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

-------------------------------------------------------------------------------
performance is not a guarantee of future results. Class B and Service shares were not ranked for this period because they were in existence less than 12 months.)

     We are also pleased to announce that for the five-year period ended April 30, 1997, the fund's Class A shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/


----------------------------------------------------------------------------------------------------------------------
   Performance Summary: October 31, 1996 - April 30, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                          Institu-
                                                     Class A           Class B             tional          Service*
                                                     -------           -------            --------        ---------
 Total Return (based on net
   asset value)                                        3.22%             2.94%              3.50%            0.21%
----------------------------------------------------------------------------------------------------------------------
     Return From Monthly                               2.80%             2.59%              3.08%            0.01%
       Distributions
----------------------------------------------------------------------------------------------------------------------
     Return From Price                                 0.42%             0.35%              0.42%            0.20%
       Appreciation
----------------------------------------------------------------------------------------------------------------------
 Total Return of J.P.                                  3.47%             3.47%              3.47%            0.50%
   Morgan Global
   Government Bond Index
----------------------------------------------------------------------------------------------------------------------
 NAV (as of 4/30/97)                                 $14.59            $14.58             $14.58           $14.59
----------------------------------------------------------------------------------------------------------------------
 NAV Change                                          +$0.06            +$0.05             +$0.06           -$0.10
----------------------------------------------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/12/97.

------------------------------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

     During the period, we successfully employed several currency strategies relative to our neutral position, which is to be fully hedged into U.S. dollars. The main contributors to the positive currency performance were the fund's long U.S. dollar positions against the yen and long positions in the high-yielding European currencies against the Deutschemark and Swiss franc. The U.S. dollar was supported by strong growth and rising short-term rates while the high-yielding European currencies benefited from the EMU process gaining momentum.

Portfolio Composition and Investment Strategies

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]


U.S.                   33.1%
Germany                11.0%
Cash                   10.7%
Japan                  10.4%
U.K.                   10.1%
Australia               8.5%
Italy                   6.3%
Sweden                  4.3%
France                  3.0%
Spain                   2.6%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of April 30, 1997, the fund was slightly underweighted in the dollar bloc countries (e.g., U.S., Canada and Australia) relative to the Index, 41.6% versus 44.3%.

     U.S. In the U.S., Treasury prices came under pressure when accelerating economic growth drove bond yields

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
higher and prompted a Fed rate hike. As noted, the fund was underweighted in Treasuries, which significantly benefited its performance relative to the Index. As of April 30, 33.1% of the portfolio was invested in U.S. Treasuries compared with a 40.2% allocation for the benchmark.

     Other Dollar Bloc. The fund was not invested in Australia when the period began, but we took advantage of improving bond fundamentals and a widening of the Australia/U.S. bond yield differential by reestablishing a position in December 1996. As of April 30, Australian bonds accounted for 8.5% of the portfolio, overweighted compared with the benchmark's 1.2%. The fund also briefly held a position in Canada, which performed well and was sold at a profit.

 .    Europe. European bonds were the strongest performers and they contributed to the fund's favorable results during the period. As of April 30, the region accounted for 37.3% of the portfolio compared with a 41.4% weighting for the Index.

     Germany. Despite a pickup in growth in mid-1996, the period under review was marked by a return of softening economic activity. The most dramatic indication of Germany's continuing economic difficulties was a record increase in unemployment in January to levels last seen in 1933. The belief that an end of the Bundesbank's very easy monetary policy was not in sight continued to support the bond market. The fund held an overweighted position in Germany relative to the Index, 11.0% versus 8.9%.

     Spain, Sweden and Italy. When the period began, increased optimism regarding EMU particularly benefited the higher-yielding bonds of Spain and Sweden. Though the prospects for EMU dimmed somewhat during the first quarter, Spain, a 2.6% position as of April 30, continued to perform well due to favorable economic fundamentals. Sweden's portfolio weighting was in line with the Index for most of the period, then increased to 4.3% in April in anticipation of further rate cuts on the back of favorable inflation reports. Finally, as of April 30, the portfolio was overweighted in Italy, 6.3% versus 4.9% for the Index, because growth remains muted and we expect it to benefit from further yield convergence.

     U.K. The U.K.'s economy continued to grow at a pace well above that of the rest of Europe. The prospect of higher rates, as well as concerns surrounding the general election, raised investor uncertainty and impacted the performance of the U.K. gilt. However, we increased the portfolio's U.K. position in January in the belief that the forward interest rate curve reflected an overly pessimistic view of potential monetary tightening. By April 30, the U.K. was 10.1% of the portfolio, overweighted compared with the benchmark (6.4%).

     France. Though the fund was not invested in France during most of the period, we established a 3.0% position in April, as we believed that the underperformance of shorter term bonds in that market presented an attractive investment opportunity relative to Germany.

     Ireland, Denmark and the Netherlands. During the period, we sold the portfolio's small positions in Ireland, Denmark and the Netherlands after they performed well and fulfilled our return expectations.

 .    Japan.  The fund significantly underweighted Japan relative to the Index
(10.4% versus 14.3%) because economic growth, though muted, continued to point towards economic recovery. To a significant extent, the Japanese bond market shrugged off signs of strengthening growth as being "front loading" ahead of the consumption tax hike on April 1. Instead, the market focused on the need for a continuation of low rates to assist the troubled financial sector.

 .    Cash Equivalents.  We reduced the fund's cash equivalent position to 10.7%, down from 15.5% six months ago, in favor of attractive investment opportunities.

 .    Credit Quality.  Throughout the period, the portfolio was 100% invested in triple-A-rated securities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
 .    Duration.  As of the end of the period, the fund's duration was shorter than that of the Index, 4.7 years compared with 5.1 years, primarily due to its underweighting in Japan and its cash equivalent position. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV should move in relation to interest rate fluctuations.)

Distribution Policy

     During the six-month period under review, the fund's Class A, B and Institutional shares paid out distributions of $0.40, $0.37 and $0.44 per share, respectively. From their inception on March 12 through April 30, the fund's Service shares paid out $0.13 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

Fund Outlook

     The rapid pace of U.S. economic growth during the past two quarters leads us to expect further Fed tightening. Despite early signs of a possible slowdown in the second quarter, we continue to believe that bond yields will need to rise from current levels to ensure that inflationary pressures remain in check.

     European growth remains modest, but even more importantly, inflation appears to be set for further declines (excluding the U.K.). Provided EMU remains on track, short rates across Europe appear likely to stay at current levels for a sustained period. Consequently, we expect European bonds to provide reasonable returns, outperforming the weaker U.S. bond market. In the U.K., a 25-basis-point rate hike and greater independence for the Bank of England has established the new Labor government's anti-inflation credentials. Any policy that moves towards a closer relationship with continental Europe will further highlight the fundamentally cheap levels for U.K. gilts relative to other European bonds.

     In Japan, a rate hike in the near future remains unlikely but JGBs are vulnerable to the threat of a change in government policy or an asset allocation shift. For example, the weakness of the life insurance companies may force the authorities to consider the cost of maintaining historically low short-term rates. Furthermore, the strong performance of the equity market at the end of the period may prompt an asset allocation shift away from bonds into equities, putting further upward pressure on Japanese yields.

/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments

/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                   Interest            Maturity
Amount(a)                     Rate                Date                    Value
--------------------------------------------------------------------------------
Debt Obligations--87.7%
Australian Dollar--8.4%
Commonwealth of Australia
AUD        21,700,000         10.00%            02/15/06          $  19,262,621
--------------------------------------------------------------------------------
British Pound Sterling--9.8%
United Kingdom Treasury
BPS         8,000,000          8.50%            12/07/05          $  13,833,063
            5,300,000          7.50             12/07/06              8,528,207
--------------------------------------------------------------------------------
                                                                  $  22,361,270
--------------------------------------------------------------------------------
Deutschemark--10.8%
Federal Republic of Germany
DEM        28,000,000          7.50%            11/11/04          $  18,101,859
            2,000,000          6.50             10/14/05              1,216,538
            9,000,000          6.25             04/26/06              5,383,994
--------------------------------------------------------------------------------
                                                                  $  24,702,391
--------------------------------------------------------------------------------
French Franc--3.0%
Government of France
FRF        40,000,000          4.75%            03/12/02          $   6,851,366
--------------------------------------------------------------------------------
Italian Lira--6.1%
Republic of Italy
ITL    22,000,000,000          9.50%            05/01/01          $  13,922,058
--------------------------------------------------------------------------------
Japanese Yen--10.2%
International Bank for Reconstruction & Development
JPY     1,400,000,000          4.50%            06/20/00          $  12,132,194
          700,000,000          6.75             06/18/01              6,665,813
          500,000,000          4.50             03/20/03              4,497,873
--------------------------------------------------------------------------------
                                                                  $  23,295,880
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP       700,000,000         10.15%            01/31/06          $   5,841,114
--------------------------------------------------------------------------------
Swedish Krona--4.2%
Kingdom of Sweden
SEK        50,000,000          5.50%            04/12/02          $   6,157,023
           30,000,000          6.00             02/09/05              3,586,638
--------------------------------------------------------------------------------
                                                                  $   9,743,661
--------------------------------------------------------------------------------
United States Dollar--32.7%
United States Treasury Notes
USD        15,000,000          5.25%            01/31/01          $  14,392,950
           17,000,000          6.38             03/31/01             16,909,730
            8,200,000          6.25             02/15/03              8,059,042
           10,000,000          7.88             11/15/04             10,684,400
            4,000,000          6.50             08/15/05              3,940,640
           14,700,000          7.00             07/15/06             14,947,989
            6,200,000          6.50             10/15/06              6,098,258
--------------------------------------------------------------------------------
                                                                  $  75,033,009
--------------------------------------------------------------------------------
Total Debt Obligations
     (Cost $204,539,209)                                          $ 201,013,370
--------------------------------------------------------------------------------
Short-Term Obligations--13.6%
State Street Bank & Trust Euro-Time Deposit
USD        31,090,625          5.66%            05/01/97             31,090,625
--------------------------------------------------------------------------------
Total Short-Term Obligations
     (Cost $31,090,625)                                           $  31,090,625
--------------------------------------------------------------------------------
Contracts          Description                                            Value
--------------------------------------------------------------------------------
Options--0.0%
FRF 60,000,000     Government of France 4.75% Call,               $      71,961
                     exp 7/97, Strike yield 4.85%
FRF 40,000,000     Government of France 4.75% Put,                $      39,750
                     exp 7/97, Strike yield 4.85%
--------------------------------------------------------------------------------
Total Options
     (Cost $124,428)                                              $     111,711
--------------------------------------------------------------------------------
Total Investments
     (Cost $235,754,262(b))                                       $ 232,215,706
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value              $   1,972,384
  exceeds cost
Gross unrealized loss for investments in which cost                  (5,579,488)
  exceeds value
--------------------------------------------------------------------------------
Net unrealized loss                                               $  (3,607,104)
--------------------------------------------------------------------------------

(a)The principal amount of each security is stated in the currency in which the bond is denominated. See below.

AUD  = Australian Dollar                    JPY  = Japanese Yen
BPS  = British Pound Sterling               ESP  = Spanish Peseta
DEM  = Deutschemark                         SEK  = Swedish Krona
FRF  = French Franc                         USD  = United States Dollar
ITL  = Italian Lira

/(b)/The aggregate cost for federal income tax purposes is $235,822,810.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, securities deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

A Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.07%, while yields rose from 5.30% on October 31, 1996 to 5.40% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

                                 Yield
Year of Maturity        4/30/97         10/31/96
1998                     3.85%            3.90%
1999                     4.40%            4.15%
2000                     4.60%            4.30%
2001                     4.70%            4.40%
2002                     4.80%            4.50%
2003                     4.85%            4.60%
2004                     4.90%            4.70%
2005                     4.95%            4.80%
2006                     5.00%            4.90%
2007                     5.05%            5.00%
2008                     5.10%            5.10%
2009                     5.20%            5.20%
2010                     5.30%            5.25%
2011                     5.35%            5.30%
2012                     5.40%            5.35%
2013                     5.45%            5.40%
2014                     5.50%            5.40%
2015                     5.50%            5.45%
2016                     5.55%            5.45%
2017                     5.55%            5.45%
2018                     5.55%            5.50%
2019                     5.55%            5.50%
2020                     5.60%            5.50%
2021                     5.60%            5.50%
2022                     5.60%            5.50%
2023                     5.60%            5.50%
2024                     5.60%            5.50%
2025                     5.60%            5.50%
2026                     5.60%            5.50%
2027                     5.60%            5.50%

The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review: The Fund's Positive Performance Reflects Active Management of Term Structure, Sector Weightings and Security Selection

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares also performed well, although slightly below the Index.

     We are pleased to report that the fund's Class A shares outperformed most of their peers. For the one-year period ended April 30, 1997, Class A shares ranked in the top 10% of general municipal debt funds (20 out of 231) based on total return, according to Lipper Analytical Services, Inc. The fund's Class B shares were not in existence for the entire one-year period and were not included in the ranking. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:  October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                  Class A        Class B
                                                  -------        -------
Total Return (based on net asset                    2.57%          2.18%
    value (NAV))
--------------------------------------------------------------------------------
    Return From Monthly Distributions               2.36%          1.97%
--------------------------------------------------------------------------------
    Return From Price Appreciation                  0.21%          0.21%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal                   2.49%          2.49%
    Bond Index
--------------------------------------------------------------------------------
NAV (as of 4/30/97)                               $14.40         $14.40
--------------------------------------------------------------------------------
NAV Change                                        +$0.03         +$0.03
--------------------------------------------------------------------------------

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using municipal and Treasury futures contracts to manage sector allocation and duration.

 .    The portfolio's structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four- to 10-year maturities on the short end of the curve. This strategy allows us to extract extra yield from the shorter end of the market while maintaining higher quality on the more interest-rate-sensitive long end of the market. However, during the period, we regularly adjusted the credit and term structure to take advantage of changing market conditions.

 .    During the period, we employed several strategies using municipal and/or treasury futures contracts. These trades are designed to exploit relative pricing discrepancies between different markets, and are not designed to incur additional interest rate risk. The fund stood at a 100% municipal bond weighting (no Treasury or municipal contracts) at the end of the reporting period, indicating attractive opportunities across the length of the municipal yield curve.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]



Revenue Bonds                   44.1%
Insured Revenue Bonds           35.4%
Insured General Obligations     20.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of April 30, the fund held a 79.5% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of April 30, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 20.5% versus 45.6%. Though the fund's total GO allocation of 20.5% was down from 29.8% six months ago, the GO category is now exclusively

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


-------------------------------------------------------------------------------
weighted in insured GOs. Security-specific investment opportunities and the relative cheapness of bond insurance for issuers enable the fund to purchase higher yielding insured GOs without sacrificing quality.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. VRDNs fell from 7.6% to 4.4% of the portfolio. The 4.4% VRDN allocation consists of 3.0% GOs and 1.4% Revenue-Backed VRDNs.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. The fund's credit quality maintained a "barbell" structure, with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end, though there have been slight increases in the double-A and single-A categories. As of April 30, 59.8% of the fund was invested in triple-A-rated securities, down from 70.5% six months ago, while double-A- and single-A-rated securities were increased to 14.4% and 9.8% from 9.3% and 1.8%, respectively. We continued to maintain a position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 16.0% of the portfolio, down slightly from 18.4%. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the period under review, the fund's Class A and B shares paid out distributions of $0.34 and $0.32 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale


Portfolio Managers
Goldman Sachs Municipal Income Fund
May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest          Maturity
  Amount              Rate              Date               Value
--------------------------------------------------------------------
Debt Obligations--95.6%
Arizona--7.6%
Maricopa County MFH IDA (A)
$1,795,000            5.85%            01/01/08          $1,824,546
Maricopa County Unified School District No. 41 GO (FSA)
   (AAA/Aaa)
 2,500,000            6.25             07/01/15           2,618,500
--------------------------------------------------------------------
                                                         $4,443,046
--------------------------------------------------------------------
California--3.4%
Contra Costa Water District Series G RB (MBIA)
   (AAA/Aaa)
$2,000,000            5.75%            10/01/14          $2,014,700
--------------------------------------------------------------------
Colorado--4.3%
Englewood MFH RB (BBB)/(d)/
$2,500,000            6.65%            12/01/26          $2,495,575
--------------------------------------------------------------------
Connecticut--3.6%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000            6.50%            09/01/05          $2,107,780
--------------------------------------------------------------------
Florida--6.7%
Escambia County Housing Authority, Single Family
   Multi-County (FNMA/GNMA)(Aaa)
$1,390,000            6.80%            10/01/15          $1,460,070
Santa Rosa Bay Bridge Authority RB (BBB-)
 2,500,000            6.25             07/01/28           2,472,900
--------------------------------------------------------------------
                                                         $3,932,970
--------------------------------------------------------------------
Illinois--14.6%
Chicago Midway Airport RB (MBIA)(AAA/Aaa)
$2,500,000            5.50%            01/01/10          $2,498,800
Lake County Unified School District No. 116 GO (FSA)
   (AAA/Aaa)
 2,000,000            7.60             02/01/14           2,423,180
 1,525,000            6.10             02/01/16           1,555,988
O'Hare International Airport RB (MBIA)(AAA/Aaa)
 2,000,000            6.38             01/01/15           2,104,080
--------------------------------------------------------------------
                                                         $8,582,048
--------------------------------------------------------------------
Indiana--7.0%
Indiana Bond Bank for Hendricks County RB (AA-)/(b)/
$1,420,000            6.00%            02/01/12          $1,472,540
Indiana Transportation Airport Series A RB (AAA/Aaa)
 2,500,000            6.00             11/01/11           2,618,025
--------------------------------------------------------------------
                                                         $4,090,565
--------------------------------------------------------------------
Kentucky--1.8%
Nelson County Industrial Building RB for Mabex
   Universal Corp. Project (A3)
$1,000,000            6.50%            04/01/05          $1,060,850
--------------------------------------------------------------------
Louisiana--4.3%
South Louisiana Port RB for Cargill Corp. (Aa3)
$2,500,000            5.85%            04/01/17          $2,499,950
--------------------------------------------------------------------
Maine--1.2%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$  675,000            6.80%            12/01/07          $  721,177
--------------------------------------------------------------------
Missouri--3.6%
St. Louis Municipal Finance Leasehold RB (A/Aa3)
$2,100,000            5.30%            07/15/02          $2,128,854
--------------------------------------------------------------------
Nevada--3.1%
Washoe County GO (MBIA)(AAA/Aaa)
$2,000,000            5.00%            06/01/17          $1,822,080
--------------------------------------------------------------------
New York--3.4%
Syracuse IDA RB (AA)
$2,000,000            5.13%            10/15/02          $1,992,580
--------------------------------------------------------------------
North Dakota--3.5%
Mercer County PCRB for Basin Electric & Power 2nd
   Series (AMBAC) (AAA/Aaa)/(d)/
$2,000,000            6.05%            01/01/19          $2,051,720
--------------------------------------------------------------------
Ohio--1.0%
Cuyahoga County for Rock & Roll Hall of Fame RB (BBB)
$  600,000            5.45%            12/01/05          $  594,018
--------------------------------------------------------------------
Oklahoma--4.0%
Holdenville IDA RB (BBB/Baa)
$1,245,000            5.95%            07/01/02          $1,279,001
Tulsa County Public Facilities RB (A-)
 1,000,000            6.60             11/01/08           1,070,250
--------------------------------------------------------------------
                                                         $2,349,251
--------------------------------------------------------------------
Pennsylvania--3.5%
Bethlehem School District GO Bond (MBIA)(AAA/Aaa)
$2,000,000            6.00%            03/01/16          $2,035,940
--------------------------------------------------------------------
South Carolina--2.5%
Piedmont Municipal Power Agency RB (MBIA)(AAA/Aaa)
$1,465,000            5.50%            01/01/10          $1,461,718
--------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date              Value
--------------------------------------------------------------------
Debt Obligations(continued)
Tennessee--2.6%
McMinnville Housing Authority RB (A2)
$1,550,000            6.00%            10/01/09         $ 1,551,240
--------------------------------------------------------------------
Texas--5.2%
Denison Water & Sewer RB (AMBAC)(AAA/Aaa)
$1,000,000            5.50%            09/01/09         $ 1,014,700
East Texas Criminal Justice Facilities Financing Corp.
   RB (AMBAC) (AAA/Aaa)
 2,000,000            5.75             11/01/09           2,035,100
--------------------------------------------------------------------
                                                        $ 3,049,800
--------------------------------------------------------------------
Washington--8.7%
Chelan County Public Utility RB (MBIA)(AAA/Aaa)
$2,500,000            6.35%            07/01/28         $ 2,586,650
Washington State Public Power Supply System Series A RB
   (AMBAC)(AAA/Aaa)
 2,500,000            5.70             07/01/11           2,491,850
--------------------------------------------------------------------
                                                        $ 5,078,500
--------------------------------------------------------------------
Total Debt Obligations
   (Cost $55,481,930)                                   $ 56,064,362
--------------------------------------------------------------------
Short-Term Obligations--5.0%
Alabama--0.7%
Phenix City IDA RB (Toronto Dominion LOC)(AA)/(a)/
$  400,000            5.05%            05/01/97         $   400,000
--------------------------------------------------------------------
New York--3.4%
New York GO (Kredietbank LOC)(AA-)/(a)/
$2,000,000            4.45%            05/01/97         $ 2,000,000
--------------------------------------------------------------------
Texas--0.9%
Sabine River PCRB (Union Bank of Switzerland
   LOC)(AA+)/(a)/
$  500,000            5.55%            05/01/97         $   500,000
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $2,900,000)                                    $ 2,900,000
--------------------------------------------------------------------
Total Investments
   (Cost $58,381,930/(c)/)                              $58,964,362
--------------------------------------------------------------------
--------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value     $739,962
   exceeds cost
Gross unrealized loss for investments in which cost      (157,530)
   exceeds value
--------------------------------------------------------------------
Net unrealized gain                                      $582,432
--------------------------------------------------------------------

/(a)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/(b)/ When-issued security.
/(c)/ The amount stated also represents aggregate cost for federal income tax purposes.
/(d)/ Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
------------------------------------------------------------------------------

Investment Abbreviations:
AMBAC          --Insured by American Municipal
                 Bond Assurance Corp.
FNMA           --Insured by Federal National
                 Mortgage Association
FSA            --Financial Security Assurance Co.
GNMA           --Insured by Government National
                 Mortgage Association
GO             --General Obligation
IDA            --Industrial Development Authority
LOC            --Letter of Credit
MBIA           --Insured by Municipal Bond Investors
                 Assurance
MFH            --Multi-Family Housing
PCRB           --Pollution Control Revenue Bond
RB             --Revenue Bond

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                        Government       Global         Municipal
                                                                                          Income         Income           Income
                                                                                           Fund           Fund             Fund
                                                                                       --------------------------------------------
Assets:
Investments in securities, at value (cost $64,429,737, $235,754,262 and $58,381,930)   $64,142,538    $232,215,706     $58,964,362
Cash, at value                                                                              94,169         324,863          90,406
Receivables:
   Investment securities sold                                                            1,004,854              --              --
   Interest                                                                                587,522       3,982,620       1,009,894
   Forward foreign currency exchange contracts                                                  --       2,735,490              --
   Fund shares sold                                                                        664,318         373,902          93,800
   Variation margin                                                                          6,413              --              --
   Foreign tax withheld                                                                         --          87,755              --
Deferred organization expenses, net                                                         14,677              --          21,390
Other assets                                                                                63,375           3,239           9,208
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                       66,577,866     239,723,575      60,189,060
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                      10,549,108       8,691,808       1,387,075
   Forward foreign currency exchange contracts                                                  --       1,125,990              --
   Fund shares repurchased                                                                  23,074         332,497          10,350
   Income distribution                                                                      81,478           7,496          92,940
   Investment adviser fees                                                                  10,999          82,520          19,312
   Administration fees                                                                          --          28,132           7,242
   Authorized dealer service fees                                                           10,285          38,021           9,984
   Distribution fees                                                                         1,290          30,045             169
Accrued expenses and other liabilities                                                      19,056          98,644          12,103
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                  10,695,290      10,435,153       1,539,175
-----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                         56,393,312     222,342,678      58,551,259
Accumulated undistributed  net investment income                                            53,331       6,196,133          60,331
Accumulated net realized loss on investment transactions                                  (287,837)       (989,524)       (544,137)
Accumulated net realized foreign currency gain                                                  --       3,713,328              --
Net unrealized gain (loss) on investments and futures                                     (276,230)        682,535         582,432
Net unrealized loss on translation of assets and liabilities denominated
   in foreign currencies                                                                        --      (2,656,728)             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $55,882,576    $229,288,422     $58,649,885
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:/(a)/
Class A                                                                                     $14.10          $14.59          $14.40
Class B                                                                                     $14.11          $14.58          $14.40
Institutional                                                                                   --          $14.58              --
Service                                                                                         --          $14.59              --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
Class A                                                                                  3,754,506      11,765,253       4,031,092
Class B                                                                                    208,089          75,162          42,867
Institutional                                                                                   --       3,870,161              --
Service                                                                                         --           6,466              --
-----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)        3,962,595      15,717,042       4,073,959
-----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Maximum public offering price per share (NAV per share x 1.0471) for Class
      A shares is $14.76, $15.28 and $15.08 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                       Government       Global         Municipal
                                                                                         Income         Income           Income
                                                                                          Fund           Fund             Fund
                                                                                      --------------------------------------------
Investment income:
Interest/(a)/                                                                         $ 1,346,191    $  7,675,570      $1,514,540
----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                       1,346,191       7,675,570       1,514,540
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                    98,534         915,292         109,080
Administration fees                                                                        29,560         183,102          40,904
Authorized dealer service fees                                                             49,266         235,877          68,174
Distribution fees                                                                          51,745         237,238          69,406
Custodian fees                                                                             31,954          76,892          20,721
Transfer agent fees                                                                        42,728          53,004          44,706
Professional fees                                                                          30,344          40,805          29,494
Registration fees                                                                          13,207          28,146          14,522
Amortization of deferred organization expenses                                              9,321              --           8,700
Trustee fees                                                                                  332           2,324             553
Other                                                                                       6,659          23,235           6,641
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                       363,650       1,795,915         412,901
     Less--expenses reimbursable and fees waived by Goldman Sachs                        (261,399)       (513,953)       (179,441)
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                         102,251       1,281,962         233,460
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                              1,243,940       6,393,608       1,281,080
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                               (102,548)      3,647,163         384,465
   Futures transactions                                                                    19,662              --          96,288
   Foreign currency related transactions                                                       --       3,669,694              --
Net change in unrealized gain (loss) on:
   Investments                                                                           (363,801)     (4,182,327)       (408,697)
   Futures                                                                                (63,631)             --              --
   Translation of assets and liabilities denominated in foreign currencies                     --      (1,445,970)             --
----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment, futures and foreign
        currency transactions                                                            (510,318)      1,688,560          72,056
----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                             $   733,622    $  8,082,168      $1,353,136
----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $94,607 in foreign withholding tax for the Global Income Fund.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                     Government        Global       Municipal
                                                                                       Income          Income         Income
                                                                                        Fund            Fund           Fund
                                                                                    -------------------------------------------
From operations:
Net investment income                                                               $  1,243,940    $  6,393,608    $1,281,080
Net realized gain (loss) from investment transactions                                    (82,886)      3,647,163       480,753
Net realized gain from foreign currency related transactions                                  --       3,669,694            --
Net change in unrealized gain (loss) on investments and futures                         (427,432)     (4,182,327)     (408,697)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --      (1,445,970)           --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                733,622       8,082,168     1,353,136
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,217,324)     (5,196,561)   (1,272,366)
     Class B                                                                             (26,616)        (15,612)       (8,714)
     Institutional Class                                                                     --       (1,688,968)           --
     Service Class                                                                           --             (559)           --
Net realized gain on investment transactions
     Class A                                                                            (157,412)            --             --
     Class B                                                                              (1,780)            --             --
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,403,132)     (6,901,700)   (1,281,080)
-------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                     32,392,263      19,707,735    10,342,628
Reinvestment of dividends and distributions                                            1,137,480       4,631,079       756,256
Cost of shares repurchased                                                            (7,815,079)    (49,406,305)   (5,043,455)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions          25,714,664     (25,067,491)    6,055,429
-------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                        25,045,154     (23,887,023)    6,127,485
Net assets:
Beginning of period                                                                   30,837,422     253,175,445    52,522,400
-------------------------------------------------------------------------------------------------------------------------------
End of period                                                                      $  55,882,576   $ 229,288,422   $58,649,885
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                    $      53,331   $   6,196,133   $    60,331
-------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                            2,285,678       1,345,225       716,106
Reinvestment of dividends and distributions                                               80,099         316,808        52,251
Shares repurchased                                                                      (550,966)     (3,368,115)     (349,613)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                          1,814,811      (1,706,082)      418,744
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


-------------------------------------------------------------------------------


                                                                                      Government       Global         Municipal
                                                                                        Income         Income           Income
                                                                                         Fund           Fund             Fund
                                                                                     --------------------------------------------
From operations:
Net investment income                                                                $ 1,900,328    $  15,455,369    $ 2,420,375
Net realized gain  from investment transactions                                           47,581        9,268,666      1,239,690
Net realized loss  from foreign currency related transactions                                 --       (2,192,328)            --
Net change in unrealized gain (loss) on investments and futures                         (257,605)          54,149       (513,085)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --        4,948,769             --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                              1,690,304       27,534,625      3,146,980
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,898,372)     (22,455,377)    (2,418,570)
     Class B                                                                              (3,324)          (3,052)        (1,805)
     Institutional Class                                                                      --       (4,050,770)            --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,901,696)     (26,509,199)    (2,420,375)
---------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                      8,922,548       39,747,372      6,389,765
Reinvestment of dividends and distributions                                            1,614,587       16,968,046      1,484,778
Cost of shares repurchased                                                            (8,990,920)     (82,019,748)    (9,875,982)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions           1,546,215      (25,304,330)    (2,001,439)
---------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                         1,334,823      (24,278,904)    (1,274,834)
Net assets:
Beginning of year                                                                     29,502,599      277,454,349     53,797,234
---------------------------------------------------------------------------------------------------------------------------------
End of year                                                                         $ 30,837,422   $  253,175,445   $ 52,522,400
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                     $     53,331   $    6,704,225   $     60,331
---------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                              624,626        2,811,314        449,496
Reinvestment of dividends and distributions                                              112,977        1,198,568        104,201
Shares repurchased                                                                      (628,175)      (5,784,097)      (694,794)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                            109,428       (1,774,215)      (141,097)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
1.   Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of April 30, 1997, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Option Accounting Principles
-------------------------------
The Funds may purchase or write call and put options to hedge against changes in security prices. When call or put options are written, an amount equal to the premium received is recorded as a liability in the Statement of Assets and Liabilities which is subsequently marked-to-market to reflect the current value of the written option. Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If a closing transaction has been entered into, a gain or loss may be realized on the written or purchased option. When options expire, the premium received from a written option is treated as a realized gain while the cost of a purchased option is treated as a realized loss. If an option is exercised, the premium paid or received will be offset against the proceeds on the sale or the purchase cost of the underlying security to determine realized gains or losses. Gains and losses are reported in the Statement of Operations.

     Certain risks arise upon entering into options contracts. The risk in writing a call option is that the Fund gives up the opportunity to profit if the underlying security's market value increases beyond the exercise price and the option is exercised. The risk in writing a put option is that the Fund may realize a loss if the market price of an underlying security declines and the option is exercised. A premium must be paid for purchased options regardless of whether or not the option is exercised. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices,

-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
currency exchange rates (in the case of Global Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes, as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of the futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities decreasing the effectiveness of the Funds' hedging strategies potentially resulting in a loss.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company tax-exempt and taxable income to its shareholders each year. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Global Income and December 31, 1996 for Government Income and Municipal Income) had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

                                                         Year of
Fund                                    Amount         Expiration
----------------------------------- ----------------  --------------
Global Income                         $4,471,734          2004
Municipal Income                      $  702,691          2004

I. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

     Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
payable monthly at an annual rate equal to .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

     GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

     GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $134,700, $46,600 and $40,300 of sales loads related to sales of Government Income, Global Income and Municipal Income, respectively.

     The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively. The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

     For the six months ended April 30, 1997, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):


                        Waivers
            -------------------------------
                                                        Reimburse-
                        Admin-     Class A  Reimburse-     ment
    Fund     Advisor   istrator     12b-1      ment    Outstanding
--------------------------------------------------------------------
Government
  Income       $49        $30        $48       $134        $24
Global
  Income       378         --         38         98         --
Municipal
  Income        ---        --         68        111          9

     The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

     For the six months ended April 30, 1997, Government Income and Municipal Income incurred commissions expense of approximately $877 and $500 respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Goldman Sachs owes approximately $6,400 to Government Income related to variation margin on futures contracts.

     As of May 1, 1997 each Fund's advisory and administration agreements were combined into a single management agreement encompassing the same services and fee structure. The investment adviser for Global Income changed from GSAM to GSAM International.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities

-------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the period ended April 30, 1997, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

--------------------------------------------------------------------
                          Government        Global        Municipal
Fund                        Income          Income         Income
--------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations             $89,868,153     $31,460,469    $    --
--------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       2,626,912     251,582,253     52,647,833
--------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations       66,314,796      46,245,813         --
--------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)              2,926,850     234,275,222     50,202,452
--------------------------------------------------------------------

     At April 30, 1997, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

----------------------------------------------------------------------------
                                    Value on
    Foreign Currency               Settlement     Current        Unrealized
   Purchase Contracts                 Date         Value         (Loss)
----------------------------------------------------------------------------
Finnish Markka
     Expiring 7/10/97             $ 5,769,651  $  5,743,713      $ (25,938)
Norwegian Krone
     Expiring 7/18/97               6,967,220     6,931,393        (35,827)
----------------------------------------------------------------------------
     Total Foreign Currency
         Purchase Contracts       $12,736,871   $12,675,106      $ (61,765)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================
                                    Value on
    Foreign Currency                Settlement     Current      Unrealized
     Sale Contracts                   Date         Value        Gain/(Loss)
----------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97            $ 19,731,038  $ 19,370,358     $  360,680
British Pound Sterling
     Expiring 5/15/97              22,990,248    22,842,002        148,246
Deutschemark
     Expiring 5/23/97               9,189,539     9,098,874         90,665
     Expiring 7/10/97               5,769,651     5,746,603         23,048
French Franc
     Expiring 7/22/97              19,223,491    18,986,663        236,828
Italian Lira
     Expiring 5/23/97              14,576,014    14,452,635        123,379
Japanese Yen
     Expiring 7/24/97              46,975,472    46,670,841        304,631
Spanish Peseta
     Expiring 6/11/97               5,856,184     5,819,307         36,877
Swedish Krona
     Expiring 6/12/97              10,186,641     9,919,416        267,225
Swiss Franc
     Expiring 5/23/97                 240,202       240,493           (291)
     Expiring 5/23/97              11,211,600    11,103,780        107,820
----------------------------------------------------------------------------
     Total Foreign Currency
         Sale Contracts          $165,950,080  $164,250,972     $1,699,108
----------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     At April 30, 1997, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

     Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $2,735,490 and $1,125,990 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $1,036,091 and $1,063,934 respectively, related to forward contracts closed but not settled as of April 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:


                                                 Government Income             Global Income               Municipal Income
---------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares        Dollars
                                          ---------------------------------------------------------------------------------------
Class A shares
Shares sold                                   2,087,525   $29,588,339     1,091,068  $15,982,653         687,045    $9,922,452
Reinvestment of dividends and
   distributions                                 78,520     1,115,153       240,916    3,522,418          51,831       750,177
Shares repurchased                             (543,006)   (7,702,748)   (3,237,001) (47,484,511)       (345,221)   (4,979,641)
                                          --------------------------------------------------------------------------------------
                                              1,623,039    23,000,744    (1,905,017) (27,979,440)        393,655     5,692,988
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                     198,153     2,803,924        65,331      958,124         29,061        420,176
Reinvestment of dividends and
   distributions                                  1,579        22,327           715       10,428            420          6,079
Shares repurchased                               (7,960)     (112,331)       (8,487)    (124,059)        (4,392)       (63,814)
                                          --------------------------------------------------------------------------------------
                                                191,772     2,713,920        57,559      844,493         25,089        362,441
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --       182,398    2,673,084             --             --
Reinvestment of dividends and
   distributions                                     --            --        75,139    1,097,674             --             --
Shares repurchased                                   --            --      (122,627)  (1,797,735)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --       134,910    1,973,023             --             --
                                          --------------------------------------------------------------------------------------

Service shares
Shares sold                                          --            --         6,428       93,874             --             --
Reinvestment of dividends and
   distributions                                     --            --            38          559             --             --
Shares repurchased                                   --            --            --           --             --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --         6,466       94,433             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                       1,814,811   $25,714,664    (1,706,082)$(25,067,491)       418,744     $6,055,429
                                          =====================================================================================-

Share activity for the year ended October 31, 1996 is as follows:

                                                 Government Income            Global Income               Municipal Income
--------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares       Dollars
                                          --------------------------------------------------------------------------------------
Class A shares
Shares sold                                     607,156    $8,675,868     1,089,521  $15,545,777        431,736     $6,139,212
Reinvestment of dividends and
   distributions                                112,752     1,611,387       947,846   13,419,614        104,074      1,482,976
Shares repurchased                             (626,797)   (8,971,389)   (5,376,065) (76,216,894)      (694,685)    (9,874,431)
                                          --------------------------------------------------------------------------------------
                                                 93,111     1,315,866    (3,338,698) (47,251,503)       (158,875)   (2,252,243)
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                      17,470       246,680        18,628      265,053         17,760        250,553
Reinvestment of dividends and
   distributions                                    225         3,200           119        1,708            127          1,802
Shares repurchased                               (1,378)      (19,531)       (1,144)     (16,373)          (109)        (1,551)
                                          --------------------------------------------------------------------------------------
                                                 16,317       230,349        17,603      250,388         17,778        250,804
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --     1,703,165   23,936,542             --             --
Reinvestment of dividends and
   distributions                                     --            --       250,603    3,546,724             --             --
Shares repurchased                                   --            --      (406,888)  (5,786,481)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --     1,546,880   21,696,785             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                         109,428    $1,546,215    (1,774,215)$(25,304,330)      (141,097)   $(2,001,439)
                                          ======================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
April 30, 1997
(Unaudited)


--------------------------------------------------------------------------------
7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At April 30, 1997, Government Income had an undivided interest in the repurchase agreement in the following joint account which equaled $11,100,000 in principal amount. At April 30, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:


Principal           Interest       Maturity          Amortized
Amount                Rate           Date               Cost
--------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price
 $680,103,889 (GNMA: $59,497,211, 7.50%-9.00%,
 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%,
 02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%,
 2/01/98-4/01/27)

$680,000,000          5.50%         5/01/97            $680,000,000

Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833 (FNMA: $182,812,268,
 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543,
 6.02%-6.75%, 1/28/00-12/04/01, FCSB: $49,581,430,
 6.05%-6.25%, 5/10/99-12/03/99, SLMA: $29,222,430,
 6.00%, 1/16/01)

 300,000,000          5.50          5/01/97             300,000,000

Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S. Treasury Bill: $53,475,803,
 2/05/98)

  52,300,000          5.40          5/01/97              52,300,000
--------------------------------------------------------------------
Total Joint Repurchase Agreement Account             $1,032,300,000
--------------------------------------------------------------------

9. Other

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 16% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------


                                                 Income (loss) from investment operations            Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income     transactions/(a)/  transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------
                                                       GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.36      $0.46         $(0.20)            --           $0.26         $(0.45)        $(0.07)
1997-Class B shares             14.37       0.40          (0.19)            --            0.21          (0.40)         (0.07)

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.47       0.92          (0.11)            --            0.81          (0.92)         --
1996-Class B shares/(c)/        14.11       0.41           0.26             --            0.67          (0.41)         --
1995-Class A shares             13.47       0.94           1.00             --            1.94          (0.94)         --
1994-Class A shares             14.90       0.85          (1.28)            --           (0.43)         (0.85)         (0.12)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             14.32       0.56           0.58             --            1.14          (0.56)         --

                                                           GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.53      $0.25         $(0.07)            $0.28        $0.46         $(0.40)         --
1997-Class B shares             14.53       0.36          (0.02)             0.08         0.42          (0.37)         --
1997-Institutional shares       14.52       0.42          (0.02)             0.10         0.50          (0.44)         --
1997-Service shares/(i)/        14.69       0.10           0.02             (0.09)        0.03          (0.13)         --

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.45       0.71           0.62              0.18         1.51          (1.43)         --
1996-Class B shares/(c)/        14.03       0.34           0.41              0.11         0.86          (0.36)         --
1996-Institutional shares       14.45       1.15           0.32              0.10         1.57          (1.50)         --
1995-Class A shares             13.43       0.89           0.92              0.15         1.96          (0.94)         --
1995-Institutional shares/(f)/  14.09       0.22           0.34              0.06         0.62          (0.26)         --
1994-Class A shares             15.07       0.84          (1.37)            (0.12)       (0.65)         (0.22)         (0.16)
1993-Class A shares             14.69       0.85           1.07             (0.42)        1.50          (0.85)         (0.27)
1992-Class A shares             14.60       1.14           0.45             (0.36)        1.23          (1.14)         --

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares             14.55       0.25           0.23             (0.19)        0.29          (0.24)         --

                                         Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          -----------------------------------------------------------------------------------------------------
                                                     GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.52)        $(0.26)        $14.10       1.83%/(g)/
1997-Class B shares             --             --           --             (0.47)         (0.26)         14.11       1.43/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (0.92)         (0.11)         14.36       5.80
1996-Class B shares/(c)/        --             --           --             (0.41)          0.26          14.37       4.85/(g)/
1995-Class A shares             --             --           --             (0.94)          1.00          14.47      14.90
1994-Class A shares             (0.02)         (0.01)       --             (1.00)         (1.43)         13.47      (2.98)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             --             --           --             (0.56)          0.58          14.90       8.03/(g)/

                                                  GLOBAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.40)         $0.06         $14.59       3.22%/(g)/
1997-Class B shares             --             --           --             (0.37)          0.05          14.58       2.94/(g)/
1997-Institutional shares       --             --           --             (0.44)          0.06          14.58       3.50/(g)/
1997-Service shares/(i)/        --             --           --             (0.13)         (0.10)         14.59       0.21/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (1.43)          0.08          14.53      11.05
1996-Class B shares/(c)/        --             --           --             (0.36)          0.50          14.53       6.24/(g)/
1996-Institutional shares       --             --           --             (1.50)          0.07          14.52      11.55
1995-Class A shares             --             --           --             (0.94)          1.02          14.45      15.08
1995-Institutional shares/(f)/  --             --           --             (0.26)          0.36          14.45       4.42/(g)/
1994-Class A shares             --             --           (0.61)         (0.99)         (1.64)         13.43      (4.49)
1993-Class A shares             --             --           --             (1.12)          0.38          15.07      10.75
1992-Class A shares             --             --           --             (1.14)          0.09          14.69       8.77

For the Period August 2, 1991/(d)/through October 31,
---------------------------------------------------------------------
1991-Class A shares             --             --           --             (0.24)          0.05          14.60       2.00

                                                                                          Ratios assuming
                                                                                        no voluntary waiver
                                                                                            of fees or
                                                                                        expense limitations
                                                                                    ----------------------------
                                              Ratio of                      Net                     Ratio of
                                Ratio of        net                       assets                       net
                                   net       investment                   at end       Ratio of    investment
                                expenses       income      Portfolio        of         expenses      income
                               to average    to average     turnover      period      to average   to average
                               net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          --------------------------------------------------------------------------------------
                                                    GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              0.50%/(e)/    6.34%/(e)/ 182.25%/(g)/      $52,946    1.83%/(e)/    5.01%/(e)/
1997-Class B shares              1.25/(e)/     5.37/(e)/  182.25/(g)/         2,937    2.33/(e)/     4.29/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              0.50          6.42       485.09             30,603    1.89          5.03
1996-Class B shares/(c)/         1.25/(e)/     5.65/(e)/  485.09                234    2.39/(e)/     4.51/(e)/
1995-Class A shares              0.47          6.67       449.53             29,503    2.34          4.80
1994-Class A shares              0.11          6.06       654.90             14,452    2.86          3.31

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares              0.00/(e)/     4.87/(e)/  725.41/(g)/        12,860    4.00/(e)/     0.87/(e)/

                                                      GLOBAL INCOME FUND
---------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              1.17%/(e)/    5.12%/(e)/ 136.72%/(g)/     $171,668    1.60%/(e)/    4.69%/(e)/
1997-Class B shares              1.71/(e)/     4.73/(e)/  136.72/(g)/         1,095    2.10/(e)/     4.34/(e)/
1997-Institutional shares        0.65/(e)/     5.64/(e)/  136.72/(g)/        56,431    1.04/(e)/     5.25/(e)/
1997-Service shares/(i)/         1.15/(e)/     5.85/(e)/  136.72/(g)/            94    1.54/(e)/     5.46/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              1.16          5.81       232.15            198,665    1.64          5.33
1996-Class B shares/(c)/         1.70/(e)/     5.16/(e)/  232.15                256    2.14/(e)/     4.72/(e)/
1996-Institutional shares        0.65          6.35       232.15             54,254    1.11          5.89
1995-Class A shares              1.29          6.23       265.86            245,835    1.58          5.94
1995-Institutional shares/(f)/   0.65/(e)/     6.01/(e)/  265.86             31,619    1.08/(e)/     5.58/(e)/
1994-Class A shares              1.28          5.73       343.74            396,584    1.53          5.48
1993-Class A shares              1.30          5.78       313.88            675,662    1.55          5.53
1992-Class A shares              1.37          7.85       270.75            588,893    1.62          7.60

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares              0.38/(g)/     1.72/(g)/   34.22/(g)/       388,744    0.44/(g)/     1.66/(g)/

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights  (continued)
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(a)/         Distributions to shareholders
                                       ------------------------------------------------------------- ------------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions/a/   transactions    operations      income     transactions
                          ---------------------------------------------------------------------------------------------------------
                                                             MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares            $14.37     $0.34           $0.03             --           $0.37         $(0.34)         --
1997-Class B shares             14.37      0.28            0.03             --            0.31          (0.28)         --

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             14.17      0.65            0.20             --            0.85          (0.65)         --
1996-Class B shares/(c)/        14.03      0.27            0.34             --            0.61          (0.27)         --
1995-Class A shares             13.08      0.67            1.09             --            1.76          (0.67)         --
1994-Class A shares             14.64      0.73           (1.51)            --           (0.78)         (0.73)         (0.05)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             14.32      0.22            0.32             --            0.54          (0.22)         --


                                        Distributions to shareholders
                           ----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          ------------------------------------------------------------------------------------------------------


                                                           MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.34)         $0.03         $14.40       2.57%/(g)/
1997-Class B shares             --             --           --             (0.28)          0.03          14.40       2.18/(g)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             --             --           --             (0.65)          0.20          14.37       6.13
1996-Class B shares/(c)/        --             --           --             (0.27)          0.34          14.37       4.40/(g)/
1995-Class A shares             --             --           --             (0.67)          1.09          14.17      13.79
1994-Class A shares             --             --           --             (0.78)         (1.56)         13.08      (5.51)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares                --          --           --             (0.22)          0.32          14.64       3.73/(g)/


                                                                                       Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------

                                            Ratio of                      Net                     Ratio of
                              Ratio of        net                       assets                       net
                                 net       investment                   at end       Ratio of    investment
                              expenses       income      Portfolio        of         expenses      income
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------
                                                  MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             0.85%/(e)/    4.70%/(e)/  90.46%/(g)/      $58,033    1.51%/(e)/    4.04%/(e)/
1997-Class B shares             1.60/(e)/     3.92/(e)/   90.46/(g)/           617    2.01/(e)/     3.51/(e)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             0.85          4.58       344.13             52,267    1.55          3.88
1996-Class B shares/(c)/        1.60/(e)/     3.55/(e)/  344.13                255    2.05/(e)/     3.10/(e)/
1995-Class A shares             0.76          4.93       335.55             53,797    1.49          4.20
1994-Class A shares             0.45          5.28       357.54             47,373    1.55          4.18

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             0.00/(e)/     5.15/(e)/   99.99/(g)/        30,166    2.42/(e)/     2.73/(e)/


---------------------------

/(a)/  Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
/(c)/  Class B shares commenced operations on May 1, 1996.
/(d)/  Commencement of operations.
/(e)/  Annualized.
/(f)/  Institutional shares commenced operations on June 1, 1995.
/(g)/  Not annualized.
/(h)/ Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
/(i)/  Service Class shares commenced operations on March 12, 1997.


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
















--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004


Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


FISARRET

The Goldman Sachs
Fixed Income Funds

--------------------------------------------------------------------------------

Semiannual Report
April 30, 1997


Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

-------------------------------------------------------------------------------

                                   APPENDIX A

           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

----------

   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.


                                      1-A

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      3-A

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

                                      4-A

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                                      5-A

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories

                                      6-A
are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

                                      7-A

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      9-A

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                     SUBJECT TO COMPLETION -- JUNE 13, 1997

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A, Class B and Class C Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund dated ____, 1997, as amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B or Class C Shares.

                               TABLE OF CONTENTS

   Introduction                                           B-3
   Other Investments and Practices                        B-10
   Investment Restrictions                                B-53
   Management                                             B-70
   Portfolio Transactions                                 B-86
   Shares of the Trust                                    B-87
   Net Asset Value                                        B-91
   Taxation                                               B-92
   Performance Information                                B-104
   Other Information                                      B-116
   Financial Statements                                   B-118
   Other Information Regarding Purchases, Redemptions,
     Exchanges and Dividends                              B-119
   Distribution and Authorized Dealer Service Plans       B-122
   Appendix A                                             1-A
   Appendix B                                             1-B


    The date of this Additional Statement is ____, 1997.

   GOLDMAN SACHS TRUST                       GOLDMAN, SACHS & CO.
   4900 SEARS TOWER                          DISTRIBUTOR
   CHICAGO, ILLINOIS 60606                   85 BROAD STREET
                                             NEW YORK, NY 10004


   GOLDMAN SACHS ASSET MANAGEMENT
   ADVISER TO GOLDMAN SACHS MUNICIPAL
    INCOME FUND
   GOLDMAN SACHS GOVERNMENT INCOME FUND
   GOLDMAN SACHS SHORT DURATION TAX FREE
    FUND
   GOLDMAN SACHS CORE FIXED INCOME FUND
   GOLDMAN SACHS HIGH YIELD FUND
   ONE NEW YORK PLAZA
   NEW YORK, NEW YORK 10004

   GOLDMAN SACHS FUNDS                       GOLDMAN,SACHS & CO.
   MANAGEMENT, L.P.                          TRANSFER AGENT
   ADVISER TO GOLDMAN SACHS                  4900 SEARS TOWER
    ADJUSTABLE RATE GOVERNMENT FUND CHICAGO, ILLINOIS 60606
    AND SHORT DURATION GOVERNMENT FUND
   ONE NEW YORK PLAZA
   NEW YORK, NEW YORK 10004

   GOLDMAN SACHS ASSET MANAGEMENT
    INTERNATIONAL
   ADVISER TO GOLDMAN SACHS
    GLOBAL INCOME FUND
   133 PETERBOROUGH COURT
   LONDON EC4A 2BB ENGLAND


                         TOLL FREE .......800-526-7384

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue six classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

 MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the counter options and all assets used to cover written over-the counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010. Trustee. President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds

Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski,* Age 32, One New York Plaza, New York, New York 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman, LLP prior thereto.


Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of _______, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                          Pension or                      Compensation
                          Aggregate       Retirement      from Goldman
                         Compensation  Benefits Accrued   Sachs Funds
                           from the     as of Part of      (including
                          Funds/1/     Trust's Expenses  the Funds)/2/
                         ------------  ----------------  --------------
Name of Trustees

Ashok N. Bakhru                $4,109                $0         $77,375
Marcia L. Beck/3/                  $0                $0              $0
David B. Ford                      $0                $0              $0
Douglas C. Grip                    $0                $0              $0
Paul C. Nagel, Jr./4/          $2,525                $0         $50,500
Alan A. Shuch                      $0                $0              $0
Jackson W. Smart               $3,169                $0         $65,750
William H. Springer            $3,169                $0         $65,750
Richard P. Strubel             $3,169                $0         $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:

                           Contractual      Current
Fund                             Rate*         Rate
----                             ----          ----

GSAM
  Municipal Income                  .55%         .55%
  Government Income                 .65%         .25%
  Short Duration Tax-Free           .55%         .40%
  Core Fixed Income                 .55%         .40%
  High Yield                        .70%         .65%

GSFM
  Short Duration Government         .65%         .40%
  Adjustable Rate Government        .55%         .40%

GSAMI
  Global Income                     .90%         .59%
----------------------------

* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                     1996        1995        1994
                                  ----------  ----------  ----------

Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1994, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                          1996**    1995*      1994
                          -------  --------  --------

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000
---------------------

*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:

Fund                               1996     1995     1994
----                              -------  -------  -------

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
------------------------

/(1)/  Core Fund commenced operations on January 5, 1994.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund          0.05%
Adjustable Rate Fund                    0.05%
Municipal Income Fund                   0.05%
Government Income Fund                  0.00%
Short Duration Tax-Free Fund            0.05%
Core Fund                               0.05%
Global Income Fund                      0.06%
High Yield Fund                         0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:


                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0
----------------------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:


                                     Total           Total               Brokerage
                                   Brokerage       Amount of            Commissions
                                     Total        Commissions           Transaction           Paid
                                   Brokerage        Paid to              on which          to Brokers
                                  Commissions     Affiliated            Commissions        Providing
                                     Paid           Persons               Paid/3/           Research
                                  ===========  =================  =======================  ==========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/     447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/       8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/      43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/      24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/      51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST


          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield
Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.


          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.


          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of July 15, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund:
Short Duration Government Fund:
Short Duration Tax-Free Fund:
Government Income Fund:
Core Fund:

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income

(computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a

"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of

31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.


     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
--------------------------------  -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                             6.00%        5.94%
  Administration Shares                            5.75%        5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                      5.66%        5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                             6.43%        6.16%
  Administration Shares                            6.19%        5.93%
  Service Shares                                   5.96%        5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                             4.34%        3.71%
  Administration Shares                            4.09%        3.42%
  Service Shares                                   3.84%        3.22%

CORE FUND
  Institutional Shares                             6.60%        6.25%
  Administration Shares                            6.37%        6.03%
  Service Shares                                   6.12%        5.78%

GLOBAL INCOME FUND
  Institutional Shares                             5.20%        4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                      4.54%        4.08%
  Class B Shares                                   4.23%        3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                   4.21%        3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                   3.68%        3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                   6.04%        4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                   5.57%        4.48%

                                  DISTRIBUTION RATE

                                                      30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period              Rate          Rate/1/
--------------------------------  ------------------  -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                    5.87%         5.81%
  Administration Shares                                   5.62%         5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                              5.62%         5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                    6.24%         5.97%
  Administration Shares                                   6.00%         5.72%
  Service Shares                                          5.78%         5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                    4.19%         3.56%
  Administration Shares                                   3.94%         3.28%
  Service Shares                                          3.69%         3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                          4.27%         3.59%
  -assumes no sales charge
  Class B Shares                                          3.53%         3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                          6.33%         5.00%
  -assumes no sales charge
  Class B Shares                                          5.58%         4.50%

CORE FUND
  Institutional Shares                                    6.46%         6.12%
  Administration Shares                                   6.23%         5.89%
  Service Shares                                          5.98%         5.63%

GLOBAL INCOME FUND
     Institutional Fund                                   5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                              5.44%           4.96%
   Class B Shares                                         5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                        Pro-Forma
                                   Investment         Tax-Equivalent  Tax-Equivalent
Fund                                 Period              Rate           Yield/1/
----------------------------  ---------------------  -------------  -----------------

                              30-Days
                              ended
                              10/31/96

SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                                      6.94%              5.89%
     Administration Shares                                   6.52%              5.43%
     Service Shares                                          6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                             7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                             5.84%              5.12%
_______________________________

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)



                                                                               Average Annual
                                  -------------------------------------------------------------------
                                                                           With Fee      Without Fee
                                                                           Reductions      Reductions
                                                                             and/or          and/or
                                     Investment                               Expense        Expense
Fund                                    Date        Investment Period       Limitations   Limitations
--------------------------------  ----------------  ---------------       ---------------  ------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/       ended 10/31/96          5.32%         5.19%

                                  11/1/95           one year ended
                                                    10/31/96                6.86%         6.80%

                                  11/1/91           five years ended
                                                    10/31/96                5.13%         5.05%

  Administration Shares           4/15/93/1b/       ended 10/31/96          4.69%         4.64%

                                  11/1/95           one year ended
                                                    10/31/96                6.60%         6.53%

  Service Shares/1c/                                                        N/A           N/A

  Class A Shares                  5/12/95/1d/       ended 10/31/96

 Assumes 1.5% Sales Charge                                                  5.29%         4.96%
 Assumes No Sales Charge                                                    6.40%         6.07%
                                  11/1/95           one year ended
 Assumes 1.5% Sales Charge                          10/31/96                4.99%         4.66%
 Assumes No Sales Charge                                                    6.60%         6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/       ended 10/31/96          7.24%         6.84%

                                  11/1/95           one year ended
                                                    10/31/96                6.75%         6.47%

                                  11/1/91           five years
                                                    ended 10/31/96          5.67%         5.44%

Administration Shares             2/28/96/2b/       ended 10/31/96          4.00%         3.82%

Service Shares                    4/10/96/2b/       ended 10/31/96          4.35%         4.20%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                            Average Annual
                                -----------------------------------------------------------
                                                                 With Fee      Without Fee
                                                                Reductions      Reductions
                                                                   and/or          and/or
                                  Investment      Investment       Expense        Expense
Fund                                 Date           Period       Limitations   Limitations
------------------------------  --------------  ---------------  ------------  ------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/     ended 10/31/96          4.21%         3.71%

                                11/1/95         one year ended
                                                10/31/96                4.50%         3.92%

  Administration Shares         5/20/93/3b/     ended 10/31/96          3.51%         3.15%

                                11/1/95         one year ended
                                                10/31/96                4.24%         3.66%

  Service Shares                9/20/94/3c/     ended 10/31/96          4.36%         3.92%

                                11/1/95         one year ended
                                                10/31/96                3.98%         3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/     10/31/96                6.34%         5.70%

                                11/1/95         one year ended
                                                10/31/96                5.98%         5.58%

  Administration Shares         2/28/96/4b/     ended
                                                10/31/96                3.56%         3.29%

  Service Shares                3/13/96/4b/     ended
                                                10/31/96                4.90%         4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                             Average Annual
                                                                     -----------------------------
                                                                        With Fee      Without Fee
                                                                       Reductions      Reductions
                                                                         and/or          and/or
                                  Investment        Investment           Expense        Expense
Fund                                 Date             Period           Limitations    Limitations
------------------------------  --------------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/        ended 10/31/96

   Assumes 4.5% Sales Charge                                            7.08%            6.76%
   Assumes No Sales Charge                                              8.02%            7.71%

   Assumes 4.5% Sales Charge    11/1/95            one year             6.08%            5.57%
   Assumes No Sales Charge                         ended 10/31/96       11.05%           10.53%

   Assumes 4.5% Sales Charge    11/1/91            five years           7.02%            6.73%
   Assumes No Sales Charge                         ended 10/31/96       8.01%            7.69%

  Class B Shares/5b/            5/1/96             ended 10/31/96/5d/   6.24%            6.01%

  Institutional Shares          8/1/95/5e/         ended 10/31/96       12.95%           12.45%

                                11/1/95            one year
                                                   ended 10/31/96       11.55%           11.05%
  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/        ended 10/31/96
   Assumes 4.5% Sales Charge                                            3.80%            2.78%
   Assumes No Sales Charge                                              5.27%            4.23%


                                11/1/95            ended 10/31/96

   Assumes 4.5% Sales Charge                                            1.35%            0.65%
   Assumes No Sales Charge                                              6.13%            5.40%

  Class B Shares/6b/            5/1/96             ended 10/31/96       4.40%            4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                               --------------------------------------------------------
                                                              With Fee      Without Fee
                                                             Reductions      Reductions
                                                               and/or          and/or
                               Investment     Investment       Expense       Expense
Fund                              Date          Period       Limitations   Limitations
-----------------------------  -----------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares                 2/10/93/7a/  ended 10/31/96
 Assumes 4.5% Sales Charge                                          5.41%         2.92%
 Assumes No Sales Charge                                            6.72%         4.21%

                               11/1/95      ended 10/31/96
 Assumes 4.5% Sales Charge                                          1.06%        -0.33%
 Assumes No Sales Charge                                            5.80%         4.35%

Class B Shares/7b/             5/1/96       ended 10/31/96          4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d        Class A shares of Adjustable Rate Fund commenced operations on May 12,
          1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.
2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a        Institutional Shares of Core Fund commenced operations on January 5,
          1994.
4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a        Class A Shares of Global Income Fund commenced operations on August 2,
          1991.
5b        Class B Shares of Global Income Fund commenced operations on May 1,
          1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a        Class A shares of Municipal Income Fund commenced operations on July
          20, 1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

          The above table should not be considered a representation of future performance.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

          In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

          Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. Unaudited financial statements for each Fund for the six months ended April 30, 1997 are also attached hereto.

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS,EXCHANGES AND DIVIDENDS

     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give information about the account.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers and other persons for the sale and distribution of Class A, Class B and Class C Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Authorized Dealer's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' Class A, Class B and Class C Shares; and payments for the sale of Class A, Class B and Class C Shares and/or the maintenance of Shares balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Authorized Dealer, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Authorized Dealers involved, and may be different for different Authorized Dealers. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Authorized Dealers and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

RIGHT OF ACCUMULATION - (CLASS A)
=================================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organization (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION - (CLASS A)
==================================

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

SYSTEMATIC WITHDRAWAL PLAN
==========================

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

OFFERING PRICE OF CLASS A SHARES
================================

     Class A Shares of Government Fund, Municipal Fund, Core Fund and Global Income Fund are sold at a maximum sales charge of 4.5%, Adjustable Rate Fund at 1.5% and Short Duration Government Fund and Short Duration Tax-Free Fund at 2%. Using the offering price as of October 31, 1996, the maximum offering price of the class A shares of each Fund's shares then in existence would be as follows:


                             Offering
                             Net Asset    Maximum       Price
                               Value    Sales Charge  to Public
                             ---------  ------------  ---------

Adjustable Rate Fund            $ 9.82         $0.15     $ 9.97

Municipal Income Fund           $14.37         $0.68     $15.05

Government Income Fund          $14.36         $0.68     $15.04

Global Income Fund              $14.53         $0.68     $15.21

Short Duration Government          N/A           N/A        N/A

Short Duration Tax-Free            N/A           N/A        N/A

Core Fixed Income                  N/A           N/A        N/A


                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

          CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to the Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The Class A Plans were most recently approved on April 23, 1997 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans were approved by the sole initial shareholder of Class A Shares of Adjustable Rate Fund on May 12, 1995, Municipal Income Fund on July 16, 1993, Government Income Fund on January 29, 1993, and Global Income Fund on December 5, 1991.

          The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets attributable to its Class A Shares. Currently, Goldman Sachs is waiving its entire fee under the Class A Plans applicable to each Fund other than Global Income Fund and is limiting the fee payable by Global Income Fund to 0.21% of average daily net assets attributable to Class A Shares. Goldman Sachs has no current intention of modifying or discontinuing such waivers and limitation, but may do so in the future at its discretion.

          Effective June 30, 1995, the Class A Plan for Adjustable Rate Government, Government Income, Municipal and Global Income Funds was amended to reduce the fee payable under the Plan from 0.50% to 0.25% of a Fund's average daily net assets attributable to Class A Shares. At the same time, each Fund adopted an Authorized Dealer Service Plan. See "Authorized Dealer Service Plans." For the fiscal years ended October 31, 1996, 1995 and 1994, each Fund paid Goldman Sachs the following amounts under the Class A Plans:

                              1996       1995        1994
                            --------  ----------  ----------
Adjustable Rate
Government Fund
     with fee waivers       $      0  $        0  $      N/A
     without fee waivers      30,905      17,967         N/A

Municipal Income Fund
     with fee waivers              0      70,023      85,242
     without fee waivers     131,925     195,152     217,701

Government Income Fund
     with fee waivers              0      25,630      14,350
     without fee waivers      73,949      76,499      65,604

Global Income Fund
     with fee waivers        493,170     645,259   1,518,814
     without fee waivers     549,164   1,257,211   3,037,628


     Goldman Sachs may pay up to the entire amount of such fee under the Plans to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plans of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If a Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments under the Plan to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under a Plan at a rate that materially exceeds the rate of compensation received under the Plan.

     During the fiscal year ended October 31, 1996, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Adjustable Rate Government, Government Income, Municipal Income and Global Income Funds (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

Fiscal Year         Compensation  Compensation   Allocable   Printing and    Preparation and
      ended          to Dealers   and Expenses   Overhead,    Mailing of     Distribution of
October 31,                          of the      Telephone   Prospectuses   Sales Literature
       1996                        Distributor  and Travel  to Other than    and Advertising
                                 and its Sales    Expenses     Current
                                     Personnel               Shareholders


Adjustable
  Rate Fund/1/               N/A           N/A         N/A            N/A               N/A

Municipal
  Income Fund/2/             N/A           N/A         N/A            N/A               N/A

Government
  Income Fund/2/             N/A           N/A         N/A            N/A               N/A

Global
  Income Fund                  0      $274,757    $116,417        $36,868          $102,215

_________________________


/1/ No expenses are reflected for Class A shares of Adjustable Rate Fund. Since inception of this class, Goldman Sachs has waived the 0.25% Class A Plan fee; no revenue has therefore been earned for the period.

/2/ Commencing June 1, 1995, Goldman Sachs is waiving the 0.25% Class A Plan fee; as no distribution revenue has therefore been earned after June 1, 1995, no expenses are reflected above.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding Class A Shares of the applicable Fund. All material amendments of the Class A Plan must also be approved by the Trustees of the Trust in the manner described above. A Class A Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A Shares of the applicable Fund. So long as a Class A Plan is in effect, the selection and nomination of non-interested Trustees of the Trust shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A Shareholders.

     CLASS B DISTRIBUTION PLAN. As described in the Prospectus, the Trust has adopted on behalf of Short Duration Government Fund, Short Duration Tax Free Fund, Municipal Income Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund, distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to Class B Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved on April 23, 1997 on behalf of Municipal Income, Government Income, Global Income, High Yield, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, in each case by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plans (the "non-interested Trustees"), cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     For the fiscal years ended October 31, 1996, each Fund paid Goldman Sachs the following amounts under the Class B Plans:

                            1996
                            ----

Municipal Income Fund
     with fee waivers        378
     without fee waivers     378

Government Income Fund
     with fee waivers        332
     without fee waivers     332

Global Income Fund
     with fee waivers        374
     without fee waivers     374


     Goldman Sachs may pay up to the entire amount of such fee under the Plans to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plans of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribu tion expenditures.

     During the fiscal year ended October 31, 1996, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

    Fiscal Year  Compensation  Compensation   Allocable   Printing and   Preparation and
          ended   to Dealers   and Expenses   Overhead,    Mailing of    Distribution of
    October 31,                   of the      Telephone   Prospectuses   Sales Literature
           1996                Distributor   and Travel  to Other than  and Advertising
                              and its Sales    Expenses      Current
                                Personnel                 Shareholders


Municipal
 Income Fund        $241/(1)/           N/A         N/A            N/A               N/A

Government
 Income Fund        $299/(1)/           N/A         N/A            N/A               N/A

Global
 Income Fund        $247/(1)/           N/A         N/A            N/A               N/A

_______________________
     (1) Advance commissions paid to dealers of 4% on Class B sales are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.


     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect with respect to the Funds from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

     CLASS C DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted, on behalf of the Funds, distribution plans (the "Class C Plans") pursuant to Rule 12b-1 under the Act with respect to the Class C Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class C Plans of each Fund were approved for the Funds on July 22, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class C Plans, cast in person at a meeting called for the purpose of approving the Class C Plans. The Class C Plans for the Funds were approved by the sole initial shareholders of the Class C Shares of the Funds on ___, 1997.

     With respect to each Fund, the compensation payable under the Class C Plans is equal to 0.75% per annum of the average daily net assets attributable to Class C Shares of that Fund. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class C Shares.

     The Class C Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class C Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class C Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class C Plans and the purposes for which such services were performed and expenditures were made.

     The Class C Plans will remain in effect until May 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class C Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class C Shares of that Fund. All material amendments of the Class C Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class C Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class C Shares of that Fund. So long as Class C Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class C Plans will benefit each Fund and their respective Class C shareholders.

     AUTHORIZED DEALER SERVICE PLAN. As described in the Prospectus, the Trust with respect to each Fund has adopted non-Rule 12b-1 Authorized Dealer Service Plans (the "Service Plans") with respect to Class A, Class B and Class C Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The compensation under the Service Plans may not exceed 0.25% per annum of the average daily net assets attributable to the class of shares to which the plan relates. Up to the entire amount of the fee under the Service Plans may be paid to Authorized Dealers for providing personal and account maintenance services in connection with each Fund's Shares. Under the Service Plans, Goldman Sachs will provide to the Trustees for their review at least quarterly a written report of the services provided and amount expended under the Service Plans.

     For the fiscal years ended October 31, 1996 and October 31, 1995 the Adjustable Rate Government, Government Income, Municipal Income and Global Income Funds paid Goldman Sachs the following amounts under their respective Service Plans with respect to its Class A Shares and Class B shares:

                                    Class A  Class B
                            1996     1995     1996
                          --------  -------  -------
Adjustable Rate Fund      $ 30,905   17,967  $ N/A
Municipal Income Fund      131,925   55,106      126
Government Income Fund      74,060   25,239      111
Global Income Fund         549,164  281,949      125

     The Service Plans applicable to Class A, Class B and Class C Shares were most recently approved on April 23, 1997 by a majority of the Board of Trustees of the Trust. The Service Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans.

-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.

-------------------------------------------------------------------------------
   Table of Contents
   Market Overview                                          1
   Goldman Sachs Adjustable Rate Government Fund            3
   Goldman Sachs Short Duration Government Fund             9
   Goldman Sachs Short Duration Tax-Free Fund              14
   Goldman Sachs Core Fixed Income Fund                    20
   Financial Statements                                    28
   Notes to Financial Statements                           32
   Financial Highlights                                    39
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


--------------------------------------------------------------------------------
Historical Treasury Yield Curve

[LINE GRAPH APPEARS HERE]

                      10/31/96      4/30/97
3-Month                5.14%         5.23%
6-Month                5.26%         5.52%
1                      5.40%         5.89%
2                      5.73%         6.27%
3                      5.86%         6.40%
5                      6.07%         6.57%
10                     6.34%         6.71%
15                     6.64%         6.95%


Source: Bloomberg, L.P.


The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May
Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty

John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani

Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

Special Events

     As of March 27, 1997, the fund opened a new share class (Service). In addition, effective May 1, 1997, the name of the GS Adjustable Rate Government Fund was changed to the Goldman Sachs Adjustable Rate Government Fund. The fund's objective and investment focus remain the same.

ARM Market Performed Well, Buoyed by Low Volatility and Strong Investor Demand

     The ARM market performed well during the period under review, supported by low volatility and stable prepayments. In addition, investor interest in the sector increased as opportunities in short-duration alternatives diminished. In combination, these factors drove ARM spreads approximately 15 basis points tighter over the period.

Performance Review

     During the six-month period ended April 30, the fund's Institutional, Administration and Class A shares all outperformed the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (The fund's duration as of April 30 was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance was due to the tightening of yield spreads between ARMs and Treasuries, as well as the incremental yield of ARMs over similar-duration Treasuries.

     The fund also performed well compared with its peers. For the 12 months ended April 30, 1997, the fund's Institutional shares ranked 11th out of 47 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration, Service and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     We are pleased to announce that for the three- and five-year periods ended April 30, 1997, the fund's Institutional shares were rated "five stars" (out of 1,193 taxable bond funds) and "four stars" (out of 641 taxable bond funds), respectively, according to Morningstar, Inc., an independent rating agency. In addition, as of April 30, Morningstar rated the fund's Administration shares "five stars" for the one-year period (out of 1,709 taxable bond funds) and "four stars" (out of 1,193 taxable bond funds) for the three-year period./1/






------------------------------------------------
/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "five stars" for the one-year period and were rated among 1,709 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional and Administration shares; the fund's Class A and Service shares have not been rated. Class A and Service shares are subject to additional fees and expenses which may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)


--------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                            6-Month    1-Year
                  Institu-  Adminis-                       Treasury   Treasury
                   tional    tration   Class A   Service*    Bill       Bill
                   ------    -------   -------   -------     ----       ----
 Total Return        3.28%     3.16%     3.16%      0.74%    2.65%      2.56%
   (based on net
   asset value)
--------------------------------------------------------------------------------
  Return From        2.97%     2.85%     2.85%      0.20%     NA         NA
   Monthly
   Distributions
--------------------------------------------------------------------------------
  Return From        0.31%     0.31%     0.31%      0.54%     NA         NA
   Price
   Appreciation
--------------------------------------------------------------------------------
 NAV (4/30/97)      $9.86     $9.86     $9.86      $9.86      NA         NA
--------------------------------------------------------------------------------
 NAV Change        +$0.03    +$0.03     $0.03      $0.02      NA         NA
--------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/27/97.

Portfolio Composition and Investment Strategies

     Portfolio composition remained similar compared with six months ago, with the exception of a slight reduction in collateralized mortgage obligations
(CMOs) and an increase in repurchase agreements/cash equivalents.

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

ARMs                             85.8%
SBA Floaters                      7.4%
Repos/Cash Equivalents            4.8%
CMOs                              2.0%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


 . ARMs. As of April 30, 1997, the fund's primary investment continued to be in ARMs, which accounted for 85.8% of the portfolio. We emphasized seasoned, fully indexed one-year Constant Maturity Treasury (CMT) securities that were issued prior to 1990, which are attractive because of their lower prepayment risk. (Seasoned issues are less likely to be impacted by prepayments than newly issued mortgages because homeowners who did not refinance in earlier periods of lower rates are generally less likely to refinance in the future.)

 .    SBA Floaters. The portfolio's position in securities backed by Small
Business Administration (SBA) loans was 7.4%, approximately the same as six months ago. The sector offered incremental yield over similar-duration Treasuries and increased fund diversification.

 .    CMOs. We reduced the portfolio's CMO allocation to 2.0%, down from 3.5%
last October. Within the sector, the fund's largest holding was a 1.1% position in super floaters. Because super floaters are generally considered to be higher risk than conventional floaters, we use them selectively in seeking to enhance fund performance. The remainder of the CMO position (0.9%) was invested in a variety of other structures.

 .    Duration. We seek excess return over similar-duration U.S. Treasuries through our sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 0.7 years, unchanged from six months ago.

Credit Quality. The fund invests exclusively in securities issued by the U.S. government, its agencies or instrumentalities, which are considered to be of the highest credit quality.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)


--------------------------------------------------------------------------------
predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     As of the end of the period, we have a neutral outlook for the ARM sector. ARMs are currently trading at fair value, reflecting a stable prepayment outlook. Seasoned one-year CMT ARMs remain attractive as a core holding due to their prepayment stability in a falling rate environment and reduced cap risk in a rising rate environment.

Distribution Policy

     During the six-month period ended April 30, 1997, the fund's
Institutional, Administration and Class A shares distributed $0.29, $0.28 and $0.28 per share, respectively. From their inception on March 27 through April 30, the fund's Service shares paid out $0.05 per share.

     The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund or significantly affected its NAV per share.



/s/ Jonathan A. Beinner

Jonathan A. Beinner

/s/ Peter D. Dion

Peter D. Dion

/s/ James P. McCarthy

James P. McCarthy

Portfolio Managers
Goldman Sachs Adjustable Rate Government Fund
May 30, 1997


--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal              Interest             Maturity
    Amount                 Rate                 Date                 Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations--94.4%
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a)--25.6%
$    2,499,665              7.41%           07/01/18             $   2,603,551
     1,337,640              7.57            12/01/18                 1,390,932
    10,052,878              7.45            05/01/19                10,420,411
    19,024,919              7.65            11/01/19/(b)/           19,952,383
     4,828,320              7.75            05/01/20                 5,061,431
    17,560,720              7.50            06/01/20/(b)/           18,260,339
    36,305,075              7.77            02/01/22/(b)/           38,097,820
     6,736,255              7.27            06/01/22                 6,940,632
     3,743,219              7.48            08/01/22                 3,889,430
     6,343,944              7.55            09/01/22                 6,616,543
     5,798,265              7.29            09/01/22                 5,961,312
    16,426,906              7.65            11/01/22                17,181,558
     9,544,724              7.68            06/01/24                10,002,584
     3,422,929              7.32            02/01/28                 3,543,279
     1,677,210              7.68            07/01/30                 1,756,089
-------------------------------------------------------------------------------
                                                                 $ 151,678,294
-------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association (FNMA)(a)--53.9%
$    1,626,928              7.45%           04/01/03             $   1,648,729
     1,063,451              7.81            11/01/14                 1,116,453
       671,988              7.60            12/01/15                   696,771
     5,800,505              6.72            03/01/17                 5,911,063
     3,475,919              7.56            03/01/17                 3,625,279
    11,078,486              7.04            04/01/17                11,476,093
       734,378              7.51            11/01/17                   764,216
     4,070,446              6.49            03/01/18                 4,114,976
       755,256              7.67            05/01/18                   781,101
     1,196,229              7.88            05/01/18                 1,250,167
     1,291,177              7.32            06/01/18/(c)/            1,326,271
     7,811,611              7.50            06/01/18                 8,172,898
     4,895,608              7.48            07/01/18                 5,117,428
     6,964,915              7.61            07/01/18                 7,297,907
     5,963,754              7.27            08/01/18                 6,190,198
     3,775,708              7.75            08/01/18                 3,964,493
     3,424,816              7.60            10/01/18                 3,584,275
     6,244,935              7.49            11/01/18                 6,486,927
     1,919,120              7.39            12/01/18                 1,992,296
    12,663,766              7.67            12/01/18/(b)/           13,296,954
     3,245,589              7.37            06/01/19                 3,366,779
     4,222,057              7.31            07/01/19                 4,376,415
     1,572,328              7.40            07/01/19                 1,632,768
     1,466,614              7.35            08/01/19                 1,513,589
     4,212,924              7.63            09/01/19                 4,404,485
     2,660,817              7.31            01/01/20                 2,761,848
     2,845,244              7.79            03/01/20                 2,987,506
     8,236,162              7.39            07/01/20                 8,548,889
     4,385,557              7.67            02/01/21                 4,600,713
     4,953,699              7.40            04/01/21                 5,140,998
    69,652,900              7.65            09/01/21/(b)/           72,928,676
     5,721,530              7.10            01/01/22                 5,920,639
    20,957,781              7.66            02/01/22/(b)/           21,972,976
    13,609,253              7.80            06/01/22                14,266,989
       645,000              7.56            08/01/22                   661,628
     2,036,342              7.73            08/01/22                 2,137,202
    29,003,668              7.67            09/01/22/(b)/           30,449,210
     1,821,772              7.57            02/01/23                 1,868,464
       272,046              6.23            12/01/23                   268,986
    15,812,397              7.56            04/01/25                16,501,660
    16,515,667              7.59            09/01/25                17,302,804
     3,390,319              7.41            08/01/27                 3,523,830
     2,373,397              7.43            10/01/27                 2,466,102
     1,077,506              7.09            07/01/29                 1,111,350
-------------------------------------------------------------------------------
                                                                 $ 319,529,001
-------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association (GNMA)(a)--3.9%
$    1,430,321              7.00%           03/20/16             $   1,462,732
     1,877,843              7.13            08/20/17                 1,929,784
       975,525              7.13            08/20/18                 1,004,186
     6,329,270              7.00            02/20/21                 6,492,439
     3,551,234              6.50            01/20/22                 3,624,282
     4,539,525              7.13            04/20/22                 4,679,978
     3,724,927              7.00            03/20/23                 3,816,299
-------------------------------------------------------------------------------
                                                                 $  23,009,700
-------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(a)--7.3%
$    1,395,750              7.00%           10/25/14             $   1,435,878
     2,310,178              7.00            02/25/15                 2,370,450
     2,799,672              7.00            04/25/15                 2,871,428
     1,880,379              7.00            05/25/15                 1,928,573

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund   (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal              Interest             Maturity
    Amount                 Rate                Date                  Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations(continued)
Adjustable Rate Small Business Administration
(SBA)(continued)
$    1,022,753              7.00%            08/25/15            $   1,055,992
     1,661,578              7.00             09/25/15                1,709,348
     2,041,631              7.00             10/25/15                2,094,591
     1,059,044              6.62             09/25/16                1,070,302
     4,076,904              6.62             07/25/17                4,121,505
     4,036,805              6.62             08/25/17                4,080,967
     2,744,035              6.62             08/25/17                2,774,055
     1,756,376              6.62             08/25/17                1,775,590
     3,752,990              6.62             09/25/17                3,794,048
     1,761,608              6.62             10/25/17                1,781,144
     1,774,313              6.62             10/25/17                1,793,990
     8,582,508              6.62             02/25/18                8,677,688
-------------------------------------------------------------------------------
                                                                 $  43,335,549
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations--3.7%
Adjustable Rate CMOs/(a)/ --1.8%
FNMA Remic Trust 1990-145, Class A
$   10,348,000              6.58%            12/25/20            $  10,437,510
-------------------------------------------------------------------------------
                                                                 $  10,437,510
-------------------------------------------------------------------------------
Inverse Floater/(a)/--0.0%
FNMA Remic Trust 1991-91, Class S
$      138,928              8.55%            07/25/98            $     149,631
-------------------------------------------------------------------------------
                                                                 $     149,631
-------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only/(a)/--0.0%
FNMA Remic Trust 1992-157, Class SA
$    1,384,066/(d)/        55.35%            03/25/04            $      86,712
-------------------------------------------------------------------------------
                                                                 $      86,712
-------------------------------------------------------------------------------
Inverse IOette--0.1%
FHLMC Series 1164, Class O
$       33,045/(d)/        19.07%            11/15/06            $     431,596
-------------------------------------------------------------------------------
                                                                 $     431,596
-------------------------------------------------------------------------------
IOette--0.1%
FNMA Remic Trust 1990-145, Class B
$       25,428/(d)/        10.00%            12/25/20            $     850,208
-------------------------------------------------------------------------------
                                                                 $     850,208
-------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--0.6%
FHLMC Series 1645, Class B
$    2,956,606              5.50%            01/15/08            $   2,730,573
FNMA Remic Trust 1990-65, Class U
       185,451              9.50             11/25/06                  185,160
FNMA Remic Trust 1991-37, Class E
       838,752              8.50             04/25/05                  839,801
-------------------------------------------------------------------------------
                                                                 $   3,755,534
-------------------------------------------------------------------------------
Super Floater CMOs/(a)/ --1.1%
FNMA Remic Trust 1992-157, Class FA
$    6,813,861              2.16%            03/25/04            $   6,632,817
-------------------------------------------------------------------------------
                                                                 $   6,632,817
-------------------------------------------------------------------------------
    Total Collateralized Mortgage Obligations                    $  22,344,009
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $557,420,929)                                          $ 559,896,552
-------------------------------------------------------------------------------
Repurchase Agreement--6.2%
Joint Repurchase Agreement Account
$   36,700,000              5.49%            05/01/97/(b)/       $  36,700,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $36,700,000)                                           $  36,700,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $594,120,929)/(e)/                                     $ 596,596,552
-------------------------------------------------------------------------------


Futures contracts open at April 30, 1997 are as follows:

                                 Number of
                                 Contracts        Settlement       Unrealized
           Type               Long (Short)(f)        Month          Gain (Loss)
----------------------------  ----------------  -----------------  -------------
1-Month Libor                       110         May 1997             $(20,500)
1-Month Libor                       115         June 1997              21,563
Euro Dollars                        325         June 1997            (210,188)
Euro Dollars                        285         September 1997       (104,813)
Euro Dollars                        145         December 1997         (50,000)
Euro Dollars                         10         March 1998            (14,500)
Euro Dollars                        (20)        December 1998         (14,000)
Euro Dollars                         10         June 1999             (18,000)
Euro Dollars                         20         September 1999        (33,000)
5 Year U.S. Treasury Notes           64         June 1997              (5,781)
10 Year U.S. Treasury Notes        (281)        June 1997              70,063
                                                                   ------------
                                                                    $(379,156)
-------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                 $   3,264,098
Gross unrealized loss for investments in which cost
    exceeds value                                                     (925,961)
-------------------------------------------------------------------------------
Net unrealized gain                                              $   2,338,137
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Adjustable Rate Government Fund   (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.
/(b)/ Portions of these securities are being segregated for futures margin requirements and when-issued securities.
/(c)/  When-issued security.
/(d)/ Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/  The aggregate cost for federal income tax purposes is $594,258,415.
/(f)/ Each Euro dollar contract represents $1,000,000 in notional par value. Each 1-month Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $1,524,500,000 and $281,048,344 respectively. The determination of notional amounts and market value and presented here are indicative only of volume of activity and not a measure of market risk.


The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Secondarily, the fund may, in seeking current income, also consider the potential for capital appreciation. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Special Events

     Effective May 1, 1997, the name of the GS Short Duration Government Fund was changed to the Goldman Sachs Short Duration Government Fund. In addition, to accommodate different clients' needs and preferences, the fund added two new share classes as of May 1: Class A shares, which have a front-end load but no contingent deferred sales charge (on amounts less than $1 million), and Class B shares, which are subject to a contingent deferred sales charge but no up-front sales charge. The fund's investment focus remains the same.

Performance Review

     During the six-month period ended April 30, the fund's Institutional, Administration and Service shares all outperformed their benchmark, the two-year U.S. Treasury security. Despite a slight decline in net asset value (NAV) due to the backup in interest rates, the fund's positions in collateralized mortgage obligations (CMOs) and adjustable rate mortgage (ARM) securities significantly contributed to performance.

     The fund performed very well relative to its peers. For the 12-month period ended April 30, 1997, the fund's Institutional and Administration shares ranked third and fifth, respectively, out of 97 short-intermediate U.S. government funds based on total return, according to Lipper Analytical Services, Inc. In addition, the fund's Service shares ranked within the top 20% (14th out of 97) for the same time period. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, the fund's Institutional shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency, for the five years ended April 30./1/


-------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-------------------------------------------------------------------------------
                               Institutional     Administration     Service
                               -------------     --------------     -------
  Total Return (based on net      2.67%               2.55%           2.42%
   asset value)
-------------------------------------------------------------------------------
   Return From Monthly            3.39%               3.27%           3.14%
      Distributions
-------------------------------------------------------------------------------
   Return From Price             -0.72%              -0.72%          -0.72%
      Depreciation
-------------------------------------------------------------------------------
  Total Return of Two-Year        2.09%               2.09%           2.09%
   U.S. Treasury
-------------------------------------------------------------------------------
  NAV (4/30/97)                  $9.76               $9.78           $9.75
-------------------------------------------------------------------------------
  NAV Change                    -$0.07              -$0.07          -$0.07
-------------------------------------------------------------------------------


----------------------------------------

/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the funds' Institutional shares; the fund's Administration and Service shares have not been rated. The Administration and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
Portfolio Composition and Investment Strategies

       The most significant changes in the portfolio's sector composition during the period were a reduction in U.S. Treasuries in favor of CMOs and a new position in agency debentures.

            Portfolio Composition as of April 30, 1997*

[PIE CHART APPEARS HERE]


CMOs                                                  61.8%
ARMS                                                  19.0%
Fixed Rate Mortgage Pass-Throughs                      9.7%
Agency Debentures                                      4.8%
U.S. Treasuries                                        3.6%
Repos/Cash Equivalents                                 1.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .   CMOs. CMOs accounted for 61.8% of the portfolio, up from 56.9% six months ago. The CMO sector performed very well during the period, bolstered by low volatility and strong investor demand. CMOs were particularly attractive to investors because they offered substantial yield over similar-duration Treasury and non-Treasury alternatives. Within the sector, the portfolio's positions included sequential-pay/support CMOs (24.5%) and planned amortization class
(PAC) CMOs (21.2%). These securities were short duration issues that offered relatively predictable cash flows.

 .   ARMs. As of April 30, the fund's allocation to ARMs was 19.0%, unchanged from last October. We emphasized seasoned, fully indexed one-year Constant Maturity Treasury (CMT) securities that were issued prior to 1990, which are attractive because of their lower prepayment risk. (Seasoned issues are less likely to be impacted by prepayments than newly issued mortgages because homeowners who did not refinance in earlier periods of lower rates are generally less likely to refinance in the future.)

 .   Fixed Rate Mortgage Pass-Throughs. The fixed rate mortgage pass-through sector accounted for 9.7% of the portfolio, up from 7.2% six months ago. We continued to favor the sector because of its attractive yield enhancement potential.

 .   Agency Debentures. We established a new 4.8% position in agency debentures, which are bonds issued by agencies of the U.S. government. This sector offered incremental yield over Treasuries and added to portfolio diversification.

 .   U.S. Treasuries and Repurchase Agreements/Cash Equivalents. During the
period, we sold more than three-quarters of the fund's Treasury allocation in favor of other sectors that offered better relative value. By April 30, the fund's position in the sector was down to 3.6%, while repurchase agreements/cash equivalents were 1.1%, unchanged from six months ago.

 .   Issuer Composition. The portfolio's mortgage-backed security composition by issuer was 47.6% in Federal National Mortgage Association (FNMA) issues, 37.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 5.8% in Government National Mortgage Association (GNMA) issues.

 .   Credit Quality. The fund invests exclusively in securities issued by the
U.S. government and its agencies or instrumentalities.

 .   Prudent Use of Derivatives. The fund's CMO position included several securities typically considered to be

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
lower risk derivatives. These included sequential-pay/support CMOs and PAC CMOs (24.5% and 21.2% of the portfolio, respectively), as noted previously, and a 9.0% allocation in CMO floaters (whose coupons reset upward when interest rates rise). The fund also held a 2.8% position in super floaters (whose coupons reset higher than conventional floaters when rates rise), a 2.1% position in inverse floaters (whose coupons reset in the opposite direction of interest rates), and small positions in PAC interest-only (IO) and inverse IO securities. We invest in these higher risk derivatives only when we believe such securities will enhance returns without incurring undue risk. These positions contributed to the fund's positive performance along with the other CMO securities. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook

     Our outlook is cautious for CMOs: the sector is now trading at fair spreads relative to equal-duration Treasuries and does not appear to offer significant tightening potential. Despite the lack of general value, we continue to look for issues within the CMO market that offer favorable investment characteristics that are not fully valued by the market. In the ARM market, seasoned one-year CMT ARMs remain attractive as a core holding relative to other ARM sectors.

Distribution Policy

     During the six-month period under review, the fund's Institutional, Administration and Service shares paid out distributions of $0.33, $0.32 and $0.30 per share, respectively. The fund distributes substantially all of its investment company taxable income, as required by tax law.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Short Duration Government Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

  Principal              Interest             Maturity
   Amount                  Rate                 Date                  Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations--90.0%
Adjustable Rate Federal Home Loan Mortgage Corp.  (FHLMC)(a)--13.8%
$    1,862,421                7.38%           08/01/17/(b)/      $   1,928,183
     1,799,630                7.58            12/01/18/(b)/          1,871,327
     7,952,048                7.77            02/01/22/(b)/          8,344,720
     2,036,342                7.73            08/01/22/(b)/          2,137,202
-------------------------------------------------------------------------------
                                                                 $  14,281,432
-------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association (FNMA)(a)--11.6%
$      306,024                9.00%           12/01/97           $     307,489
     2,894,069                6.50            04/01/03/(b)/          2,853,696
       812,321                6.00            01/01/14                 762,436
     2,961,367                6.00            03/01/14/(b)/          2,771,662
     2,552,281                7.81            11/01/14/(b)/          2,679,487
     2,569,866                7.58            08/01/22               2,636,117
-------------------------------------------------------------------------------
                                                                 $  12,010,887
-------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (FNMA)--3.2%
$      504,862                6.00%           10/01/08           $     484,981
     1,032,431                6.00            06/01/09                 991,774
     1,949,537                6.00            10/01/09/(b)/          1,878,671
-------------------------------------------------------------------------------
                                                                 $   3,355,426
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--61.4%
Inverse Floater(a)--3.0%
FHLMC Series 1296, Class J
$      890,613               12.15%           07/15/99           $     954,683
FHLMC Series 1325, Class C
       944,285                6.83            07/15/97                 943,086
FNMA Remic Trust, Series 1992-62, Class S
     1,212,115                9.27            05/25/99               1,217,824
-------------------------------------------------------------------------------
                                                                 $   3,115,593
-------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.2%
FHLMC Series 1684, Class JD
$    2,524,793/(c)/           3.72%           08/15/20           $     170,222
FNMA Remic Trust 1993-110, Class SC
      2,010,905/(c)/          3.52            04/25/19                  74,564
-------------------------------------------------------------------------------
                                                                 $     244,786
-------------------------------------------------------------------------------
Planned Amortization - Accrual Bond--1.2%
FHLMC Series 1560, Class X
$    1,245,394                6.00%           11/15/16           $   1,234,885
-------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--21.9%
FHLMC Series 1584, Class E
$    3,000,000                5.75%           10/15/16/(b)/      $   2,937,180
FHLMC Series 1684, Class F
     5,000,000                5.75            08/15/20/(b)/          4,756,650
FNMA Remic Trust 1992-138, Class C
     2,375,000                6.00            12/25/18/(b)/          2,351,986
FNMA Remic Trust, Series 1997-9, Class B
     4,000,000                6.50            10/25/22/(b)/          3,850,040
FNMA Series 1991-31, Class PJ
     3,000,000                6.55            10/25/20               2,920,290
GNMA Remic Trust 1996-6, Class PB
     6,000,000                6.50            06/16/09/(b)/          5,982,420
-------------------------------------------------------------------------------
                                                                 $  22,798,566
-------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--1.3%
FHLMC Series 1552, Class JE
$    7,308,380/(c)/           7.00%           02/15/14           $     313,822
FHLMC Series 1587, Class HA
     9,090,222/(c)/           6.50            10/15/08               1,032,104
-------------------------------------------------------------------------------
                                                                 $   1,345,926
-------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.4%
FNMA Remic Trust 1992-198, Class K
$       34,647/(c)/          12.81%           12/25/15           $     370,318
-------------------------------------------------------------------------------
Regular Floater CMOs(a)--8.8%
FHLMC Series 1296, Class I
$    2,493,715                5.16%           07/15/97/(b)/      $   2,462,544
FHLMC Series 1325, Class B
     2,219,071                6.38            07/15/97/(b)/          2,219,759
FHLMC Series 1684, Class JC
     2,524,793                5.28            08/15/20/(b)/          2,472,706
FNMA Remic Trust 1993-110, Class FC
     2,010,905                5.48            04/25/19/(b)/          1,987,639
-------------------------------------------------------------------------------
                                                                 $   9,142,648
-------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--24.6%
FHLMC Series 1033, Class G
$    2,000,000                8.00%           01/15/06/(b)/      $   2,046,860
FHLMC Series 1645, Class B
     4,927,677                5.50            01/15/08/(b)/          4,550,956
FNMA Remic Trust 1988-12, Class A
     3,743,398               10.00            02/25/18/(b)/          3,973,692
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Short Duration Government Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

  Principal              Interest             Maturity
   Amount                  Rate                 Date                 Value
-------------------------------------------------------------------------------
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
FNMA Remic Trust 1988-12, Class B
$    2,955,314              4.74%            02/25/18/(b)/       $   2,840,796
FNMA Remic Trust 1989-12, Class X
     1,588,415             10.00             12/25/14                1,642,024
FNMA Remic Trust 1989-18, Class B
     1,051,388              9.50             01/25/04                1,081,279
FNMA Remic Trust 1989-59, Class H
     3,840,291              7.75             10/25/18/(b)/           3,882,265
FNMA Remic Trust 1992-44, Class CA
     3,000,000             12.00             08/25/20/(b)/           3,351,960
FNMA Series 1989-34, Class E
     2,113,584              9.85             08/25/14/(b)/           2,176,992
-------------------------------------------------------------------------------
                                                                 $  25,546,824
-------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                        $  63,799,546
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $93,441,725)                                           $  93,447,292
-------------------------------------------------------------------------------
Agency Debentures--4.7%
Sri Lanka Aid/(a)/
$    5,000,000              6.06%            02/21/16/(b)/       $   4,928,150
-------------------------------------------------------------------------------
Total Agency Debentures
    (Cost $4,925,000)                                            $   4,928,150
-------------------------------------------------------------------------------
U.S. Treasury Obligations--3.6%
United States Treasury Notes
$    3,800,000              5.63%            11/30/00/(b)/       $   3,696,678
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
    (Cost $3,672,738)                                            $   3,696,678
-------------------------------------------------------------------------------
Repurchase Agreement--0.6%
Joint Repurchase Agreement Account
$      600,000              5.49%            05/01/97/(b)/       $     600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $600,000)                                              $     600,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $102,639,463)/(d)/                                     $ 102,672,119
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:

                                Number of
                                Contracts
                                   Long                          Unrealized
           Type                 (Short)/(e)/  Settlement Month  Gain (Loss)
----------------------------- --------------- ----------------- ---------------
1-Month Libor                        14       June 1997             $2,625
1-Month Libor                        15       May 1997              (4,125)
Euro Dollars                         56       June 1997            (12,525)
Euro Dollars                         53       September 1997        30,525
Euro Dollars                         55       December 1997         21,750
Euro Dollars                         45       March 1998           (23,125)
Euro Dollars                         40       June 1998            (35,500)
Euro Dollars                         35       September 1998       (15,250)
5 Year U.S. Treasury Notes          (71)      June 1997             (1,109)
2 Year U.S. Treasury Notes           71       June 1997            (53,250)
10 Year U.S. Treasury Notes        (131)      June 1997            101,500
U.S. Long Term Bond                  (4)      June 1997             11,843
                                                                ---------------
                                                                   $23,359
-------------------------------------------------------------------------------


Federal Income Tax Information:
Gross unrealized gain for investments in which value exceeds
       cost                                                         $  554,824
Gross unrealized loss for investments in which cost exceeds
       value                                                          (522,168)
-------------------------------------------------------------------------------
Net unrealized gain                                                 $   32,656
-------------------------------------------------------------------------------

/(a)/ Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(b)/ Portions of these securities are being segregated for futures margin requirements.

/(c)/ Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(d)/ The amount stated also represents aggregate cost for federal income tax purposes.

/(e)/ Each Euro Dollar contract represents $1,000,000 in notional par value. Each 1-Month Libor contract represents $3,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value are $405,800,000 and $109,850,675, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.


The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in investment-grade municipal securities. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

Special Event

     The fund's name was changed to Goldman Sachs Short Duration Tax-Free Fund from GS Short Duration Tax-Free Fund on May 1, 1997. In addition, Class A and Class B shares have been added to the existing Institutional, Administration and Service shares. The fund's focus and investment objective remain the same.

A Strong, Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.25%, while yields rose from 4.15% on October 31, 1996 to 4.60% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]


             4/30/97            10/31/96
1998           3.85%               3.90%
1999           4.40%               4.15%
2000           4.60%               4.30%
2001           4.70%               4.40%
2002           4.80%               4.50%
2003           4.85%               4.60%
2004           4.90%               4.70%
2005           4.95%               4.80%
2006           5.00%               4.90%
2007           5.05%               5.00%
2008           5.10%               5.10%
2009           5.20%               5.20%
2010           5.30%               5.25%
2011           5.35%               5.30%
2012           5.40%               5.35%
2013           5.45%               5.40%
2014           5.50%               5.40%
2015           5.50%               5.45%
2016           5.55%               5.45%
2017           5.55%               5.45%
2018           5.55%               5.50%
2019           5.55%               5.50%
2020           5.60%               5.50%
2021           5.60%               5.50%
2022           5.60%               5.50%
2023           5.60%               5.50%
2024           5.60%               5.50%
2025           5.60%               5.50%
2026           5.60%               5.50%
2027           5.60%               5.50%


The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review

     The performance of the fund's Institutional shares exceeded the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the six-month period ended April 30, 1997. The Administration and Service shares also performed well, but lagged the benchmark.


-------------------------------------------------------------------------------
Performance Summary:         October 31, 1996 - April 30, 1997
-------------------------------------------------------------------------------

                             Institutional        Administration      Service
                             -------------        --------------      -------
Total Return (based on             1.91%               1.79%           1.56%
  net asset value)
-------------------------------------------------------------------------------
 Return From                       2.11%               1.99%           1.86%
  Monthly Distributions
-------------------------------------------------------------------------------
 Return From Price                -0.20%              -0.20%         - 0.30%
  Depreciation
-------------------------------------------------------------------------------
Lehman Brothers 3-Year             1.83%               1.83%           1.83%
Municipal Bond Index
-------------------------------------------------------------------------------
NAV (as of 4/30/97)               $9.94               $9.94           $9.94
-------------------------------------------------------------------------------
NAV Change                       -$0.02              -$0.02          -$0.03
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund   (continued)


--------------------------------------------------------------------------------
     The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.

     In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis. One example of this is our purchase of an A-rated hospital bond that our credit analysis indicated would likely be defeased with the purchase of Treasury securities placed in an escrow account, thereby significantly enhancing the credit quality of the security. Our analysis proved correct and the fund benefited from the appreciation associated with the higher quality.

     We are pleased to report that the fund's Institutional shares ranked third out of 28 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the one-year period ended April 30, 1997 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of April 30, 1997, the fund's Institutional and Administration shares were awarded a "four-star" rating for the three-year period (out of 1,257 municipal bond funds) by Morningstar, Inc. For the one-year period, the Institutional shares received a "five-star" rating (out of 1,746 municipal bond funds)./1/

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

Revenue Bonds                           56.1%
Insured Revenue Bonds                   28.1%
Pre-Refunded Bonds                       7.8%
Insured General Obligations              6.8%
Variable Rate Demand Notes               1.3%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

------------------------------------------


/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Administration shares received four stars and were rated among 1,746 municipal bond funds. Ten percent of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional and Administration shares; the fund's Service shares have not been rated. Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal bond). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund   (continued)


-------------------------------------------------------------------------------


 .   Revenue Bonds. As of April 30, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 84.2% versus 31.7%. We increased the portfolio's total revenue bond allocation from 79.7% six months ago because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .   Pre-refunded Bonds. Over the course of the year, we re-established the fund's holdings in pre-refunded bonds to 7.8% from zero. The Index weighting of pre-refunded bonds was 18.0%.

 .   General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 6.8% of the portfolio, down from 15.6% six months ago. The allocation as of April 30 was significantly underweighted versus the Index's 50.2%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .   Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we use to manage the portfolio's excess liquidity. VRDNs represented 1.3% of the fund, down from 4.7% six months ago.

 .   Duration. As of April 30, the fund's duration was effectively in line with that of the Index at 2.7 years.

 .   Credit Quality. During the year, the fund's credit quality allocations shifted. We continued the trend from the last reporting period by reducing the portfolio's allocation in triple-A-rated GOs, shifting in favor of double-A-rated revenue bonds. This allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower quality securities in the one- to three-year maturity range. As of April 30, 42.7% of the portfolio was invested in triple-A-rated bonds, while double-A- and single-A-rated securities accounted for 30.2% and 27.1%, respectively.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the six-month period ended April 30, 1997, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.21, $0.20 and $0.19 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund (continued)


-------------------------------------------------------------------------------
     We value your continued confidence in the Goldman Sachs Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.


Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Short Duration Tax-Free Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
 Principal             Interest               Maturity
  Amount                 Rate                   Date                   Value
-------------------------------------------------------------------------------
Debt Obligations--99.7%
Alabama--2.6%
Selma, AL IDB for International Paper Co. PCRB (A-/A3)
$ 1,000,000              4.15%                07/15/08            $  1,000,000
-------------------------------------------------------------------------------
Arizona--2.8%
Mesa, Arizona IDA Health Care Facilities (AAA/Aaa)
$ 1,000,000              7.50%                01/01/04            $  1,055,940
-------------------------------------------------------------------------------
Arkansas--3.5%
West Memphis, AK Public Utility System RB (MBIA) (AAA/Aaa)
$ 1,310,000              5.25%                12/01/00            $  1,333,816
-------------------------------------------------------------------------------
Connecticut--6.6%
Connecticut State Housing Mortgage Revenue Town Colony Project (NR/Aa3)
$ 1,000,000              5.00%                04/01/08            $  1,000,260
Connecticut State Residential Recovery Authority, Series A RB (AA-/NR)
  1,500,000              5.60                 11/15/99               1,542,945
-------------------------------------------------------------------------------
                                                                  $  2,543,205
-------------------------------------------------------------------------------
District of Columbia--2.7%
DC Ref Series A (Big 1) Tcc (AAA/Aaa)
$ 1,000,000              7.70%                06/01/98            $  1,032,600
-------------------------------------------------------------------------------
Georgia--5.1%
Burke County, GA Development Authority Oglethorpe Power Corp. (A/A3)/(a)/
$ 2,000,000              4.35%                01/01/01            $  1,961,500
-------------------------------------------------------------------------------
Illinois--9.4%
Chicago, IL GO (MBIA) (AAA/Aaa)
$ 1,500,000              5.40%                10/31/00            $  1,533,405
Illinois Health Facilities Authority Highland Park Hospital, Series A
    (AAA/Aaa)
  1,000,000              5.20                 10/01/01               1,003,770
Illinois Housing Development Authority, Series 1991 A (A+/A1)
  1,000,000              7.90                 07/01/99               1,057,620
-------------------------------------------------------------------------------
                                                                  $  3,594,795
-------------------------------------------------------------------------------
Louisiana--2.7%
Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
$ 1,000,000              5.85%                09/01/00            $  1,030,880
-------------------------------------------------------------------------------
Maryland--4.2%
Maryland State Health and Higher Educational Facilities Authority
    GO(A-/NR)/(c)/
$ 1,600,000              5.50%                01/01/02            $  1,600,000
-------------------------------------------------------------------------------
Michigan--3.6%
Wayne Charter County, MI Airport (AAA/Aaa)
$ 1,250,000              6.75%                12/01/19            $  1,371,775
-------------------------------------------------------------------------------
Missouri--7.1%
Kansas City Municipal Assistance Corp. (AAA/Aaa)
$ 1,000,000              5.88%                10/15/00            $  1,036,930
St. Louis, MO Municipal Finance Corp., Series A (A/Aa3)
  1,655,000              5.30                 07/15/02               1,677,740
-------------------------------------------------------------------------------
                                                                  $  2,714,670
-------------------------------------------------------------------------------
New York--11.8%
Clifton Park, NY Water Authority System, Series A (AAA/Aaa)
$ 1,500,000              6.38%                10/01/11            $  1,630,695
New York City Municipal Assistance Corp., Series 62 (AA-/Aa2)
  1,500,000              5.50                 07/01/08               1,503,885
Syracuse, NY IDA RB (AA/NR)
  1,365,000              4.60                 10/15/98               1,371,020
-------------------------------------------------------------------------------
                                                                  $  4,505,600
-------------------------------------------------------------------------------
Oklahoma--5.3%
Southern Oklahoma Memorial Hospital RB (A/A)/(a)/
$ 2,000,000              5.60%                02/01/00            $  2,048,159
-------------------------------------------------------------------------------
Pennsylvania--8.9%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB (FGIC)
    (AAA/Aaa)
$ 1,500,000              5.75%                06/15/00            $  1,545,870
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
  1,800,000              5.95                 04/01/00               1,859,850
-------------------------------------------------------------------------------
                                                                  $  3,405,720
-------------------------------------------------------------------------------
Tennessee--3.9%
Clarksville, TN Public Building Authority (AA/NR)
$ 1,500,000              4.75%                12/01/00            $  1,499,940
-------------------------------------------------------------------------------
Texas--3.9%
Memorial Villages, TX Water Authority (NR/Aa)
$ 1,435,000              7.00%                09/01/00            $  1,497,968
-------------------------------------------------------------------------------
Virginia--4.7%
Petersburg, VA Hospital Authority RB GO (NR/A)
$ 1,760,000              5.50%                07/01/99            $  1,795,658
-------------------------------------------------------------------------------
Washington--4.2%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$ 1,500,000              7.20%                07/01/02            $  1,608,840
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Short Duration Tax-Free Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
 Principal              Interest               Maturity
  Amount                  Rate                   Date                 Value
--------------------------------------------------------------------------------
Wisconsin--2.6%
Oshkosh, WI Water Rev., Series C (NR/MIG1)/(b)/
$ 1,000,000              4.88%                01/01/00            $     998,090
--------------------------------------------------------------------------------
Wyoming--4.1%
Uinta County, WY School District Series A (FSA) (AAA/Aaa)
$ 1,500,000              6.88%                06/01/00            $   1,593,570
--------------------------------------------------------------------------------
Total Debt Obligations
    (Cost $38,115,334)                                            $  38,192,726
--------------------------------------------------------------------------------
Short-Term Obligations--3.9%
New York City Municipal Water Finance Authority, Series A (A-1+/VMIG1)
$ 1,300,000              4.25%                05/01/97            $   1,300,000
--------------------------------------------------------------------------------
Wisconsin State Health Facilities Authority (A-1+/VMIG1)
    200,000              4.50                 05/01/97                  200,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
    (Cost $1,500,000)                                             $   1,500,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $39,615,334)/(d)/                                       $  39,692,726
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                  $     140,632
Gross unrealized loss for investments in which cost
    exceeds value                                                       (63,240)
--------------------------------------------------------------------------------

Net unrealized gain                                               $      77,392
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Investment Abbreviations:
COPS       --Certificates of Participation
FGIC       --Insured by Financial Guaranty Insurance Co.
FSA        --Financial Security Assurance Co.
GO         --General Obligation
IDA        --Industrial Development Authority
IDB        --Industrial Development Board
MBIA       --Insured by Municipal Bond Investors Assurance
NR         --Not Rated
PCRB       --Pollution Control Revenue Bond
RB         --Revenue Bond
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
/(a)/ Portions of these securities are being segregated for when-issued securities.
/(b)/  When-issued securities.
/(c)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/ The amount stated also represents aggregate cost for federal income tax purposes.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Special Events

     Effective May 1, 1997, the name of the GS Core Fixed Income Fund was changed to the Goldman Sachs Core Fixed Income Fund. In addition, to accommodate different clients' needs and preferences, the fund added two new share classes as of May 1: Class A shares, which have a front-end load but no contingent deferred sales charge (on amounts less than $1 million), and Class B shares, which are subject to a contingent deferred sales charge but no up-front sales charge. The fund's objective and investment focus remain the same.

Performance Review

     We are pleased to report that the fund's Institutional and Administration shares outperformed the Index during the period under review. The fund's positive performance was primarily due to its overweighting in non-Treasury sectors compared with the Index. Specifically, mortgage-backed securities and corporate bonds were the most significant contributors to performance, and asset-backed securities and emerging market debt also performed very well. The fund's Service shares achieved positive results, but slightly lagged the benchmark.

     The fund performed well compared with its peers. For the three-year period ended April 30, 1997, the fund's Institutional shares were rated "four stars" (out of 1,193 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/

     During the period, the net asset value (NAV) of the fund's Institutional, Administration and Service shares each fell $0.14 due to rising interest rates.


--------------------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                             Institutional      Administration       Service
                             -------------      --------------       -------
 Total Return (based on             1.87%              1.75%            1.63%
   net asset value)
--------------------------------------------------------------------------------
  Return From Monthly               3.30%              3.18%            3.06%
   Distributions
--------------------------------------------------------------------------------
  Return From Price                -1.43%             -1.43%           -1.43%
   Depreciation
--------------------------------------------------------------------------------
 Total Return of Lehman             1.70%              1.70%            1.70%
   Brothers Aggregate
   Bond Index
--------------------------------------------------------------------------------
 NAV (as of 4/30/97)               $9.71              $9.70            $9.72
--------------------------------------------------------------------------------
 NAV Change                       -$0.14             -$0.14           -$0.14
--------------------------------------------------------------------------------

-----------------------------------------

/1/Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received "four stars" for the one-year period and were rated among 1,709 taxable bond funds. The Morningstar ratings apply only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. The Administration and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------

                Portfolio Composition and Investment Strategies
                  Portfolio Composition as of April 30, 1997*

[PIE CHART APPEARS HERE]

Corporate Bonds                          26.7%
Fixed Rate Mortgage Pass-Throughs        20.5%
U.S. Treasuries                          17.1%
ABSs                                     13.2%
CMOs                                     13.2%
Emerging Market Debt                      4.7%
Repos/Cash Equivalents                    2.3%
Other Foreign Debt                        2.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .   Corporate Bonds. Corporate bonds were the largest allocation at 26.7% of the portfolio, overweighted compared with the Index (18.0%). The sector performed well during the period as the healthy economy caused spreads to tighten across subsectors. The fund's best performers were industrials, which included selected cable issues that benefited from positive earnings trends (e.g., Time Warner, Inc. and Tele-Communications, Inc.), as well as specific finance issues that fared well due to continuing industry consolidation. We underweighted utilities due to the regulatory and competitive pressures affecting that industry.

Fixed Rate Mortgage Pass-Throughs. The fund was underweighted in fixed rate mortgage pass-throughs relative to the Index, 20.5% versus 29.9%. During the period, the sector was supported by a combination of favorable trends, including low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). After the sector rallied and became more fully priced, we trimmed the fund's allocation in favor of securities that offered greater relative value.

    During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .   U.S. Treasuries. We significantly underweighted U.S. Treasuries relative to the Index, 17.1% compared with 44.5%, to emphasize sectors that offered greater return potential.

 .   Asset-Backed Securities. As of April 30, the fund's ABS position was 13.2%, approximately the same weighting as six months ago. Though negative credit events among selected credit card and sub-prime auto lenders raised investor uncertainty during the period, investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .   CMOs. The fund's collateralized mortgage obligation (CMO) holdings performed very well and significantly contributed to the fund's performance. During the period, CMOs enjoyed strong demand from yield-seeking investors who found the sector particularly compelling relative to other high-quality alternatives. As of the end of the period, CMOs were a 13.2% allocation, up from 9.8% last October. This increase was primarily in sequential-pay/support CMOs, which accounted for 8.8% of the portfolio, while the balance was invested in planned

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------
amortization class (PAC) CMOs (3.3%) and floaters (1.1%). Sequential-pay/support CMOs, PAC CMOs and floaters are typically considered to be lower risk derivative securities.

 .   Emerging Market Debt. As of April 30, 4.7% of the portfolio was invested in emerging market debt. Our strategy in the sector is to control exposure by stressing high-credit-quality, short-duration bonds. We continued to emphasize Latin American issuers because structural and economic reforms in this region are helping improve credit fundamentals. During the period, the fund held bonds from Chile, Colombia, Mexico and the Andean region development bank, as well as Indonesia. The sector also benefited from substantial global liquidity, which has helped support the credit-sensitive areas of the lower grade bond markets.

 .   Other Foreign Debt. During the period, we initiated a 2.3% position in a
10-year, fully hedged Australian government bond that offered attractive incremental yield over U.S. Treasuries, as well as potential price appreciation should Australian interest rates decline as we expect.

 .   Agency Debentures. We sold the fund's allocation to agency debentures (1.5%
as of October 31, 1996) because their risk/reward profile indicated that we were not being adequately compensated for holding the position.

 .   Duration. As always, we seek to add incremental return over the Index through sector weighting and individual security selection rather than attempting to predict the direction of interest rates. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. As of April 30, the fund's duration was in line with the Index at 4.6 years.

 .   Credit Quality. As of April 30, 39.7% of the portfolio was invested in government and agency securities, 21.3% was invested in triple-A-rated securities, 3.4% was invested in double-A-rated securities and 12.6% was invested in single-A-rated securities. Triple-B-rated securities (20.7%) and repurchase agreements/cash equivalents (2.3%) make up the remainder of the portfolio.


Market Outlook

     Though indications of economic moderation emerged in April, the economy's fundamental strength remains intact, which leads us to believe that interest rates will move higher during the balance of the year.

     In terms of specific fixed income sectors, we have a neutral view of the corporate market. While we anticipate no near-term deterioration in the fundamental state of the economy, we are concerned that a series of Fed tightenings may cause spreads to widen slightly in the near term. In the mortgage-backed security market, spreads relative to Treasuries have remained impressively resilient. Nonetheless, mortgage technicals may come under pressure due to a potential increase in supply as the housing market accelerates during the summer. We expect the portfolio's allocation to the ABS market to remain stable in the near future, as it has become more challenging to identify unrecognized value within the sector, particularly among the higher quality issues that we tend to emphasize. Finally, we are optimistic regarding the performance prospects of the emerging market debt sector, as credit trends continue to improve and global liquidity remains plentiful. In the near future, Latin America is likely to remain the fund's geographic focus; however, we will actively seek attractive investment opportunities in other regions to increase fund diversification.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund  (continued)


-------------------------------------------------------------------------------
Distribution Policy

     During the six-month period under review, the fund's Institutional, Administration and Service shares distributed $0.32, $0.31 and $0.30 per share, respectively. Dividends are declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

/s/ Jonathan A. Beinner
Jonathan A. Beinner

/s/ Richard H. Buckholz
Richard H. Buckholz

/s/ C. Richard Lucy
C. Richard Lucy

/s/ Mark A. Van Wyk
Mark A. Van Wyk

Portfolio Managers
Goldman Sachs Core Fixed Income Fund
May 30, 1997

-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Corporate Bonds--25.4%

Finance Bonds--9.8%
BankAmerica Corp.
$      200,000              6.03%             05/17/99 /(a)/      $    205,042
       300,000              7.75              07/15/02                 305,466
Capital One Bank
       600,000              6.66              02/03/00                 593,580
       400,000              6.88              04/24/00                 399,284
       800,000              6.58              04/17/01                 780,976
       500,000              6.60              08/20/01                 487,010
Conseco Finance
       170,000              8.70              11/15/26                 169,252
Conseco Inc.
       340,000             10.50              12/15/04                 394,101
Continental Bank N.A.
       525,000             11.25              07/01/01                 551,565
Countrywide Funding Corp.
       125,000              6.08              07/14/99                 123,531
       250,000              8.43              11/16/99                 259,772
       250,000              7.75              08/10/01                 257,025
       375,000              8.00              12/15/26                 354,994
First U.S.A. Bank
       160,000              6.13              10/30/97                 159,872
Meditrust, Inc.
       390,000              7.82              09/10/26                 400,082
Mic Finance Trust
       360,000              8.38              02/01/27                 353,495
Phoenix RE Capital  Trust
       165,000              8.85              02/01/27                 164,594
Security Pacific Corp.
       995,000             11.50              11/15/00 /(a)/         1,133,693
Signet Banking Corp.
       240,000              9.63              06/01/99                 252,629
Taubman Realty Group
       480,000              8.00              07/30/01                 489,811
Washington Real Estate Investment Trust
       120,000              7.13              08/13/03                 118,458
-------------------------------------------------------------------------------
                                                                  $  7,954,232
-------------------------------------------------------------------------------
Industrial Bonds--14.4%

360 Communications Co.
$      525,000              7.13%             03/01/03            $    515,949
Continental Airlines, Inc.
       339,989              7.75%             07/02/14                 348,451
       553,994              8.56              07/02/14                 590,857
Edison Mission Energy Funding Corp.
       170,564              6.77              09/15/03                 168,785
Ford Capital Corp.
       300,000              9.50              07/01/01                 326,253
Ford Motor Corp.
       300,000              7.00              09/25/01                 300,474
General Motors Acceptance Corp.
       275,000              7.63              03/09/98                 277,989
       200,000              7.13              05/10/00                 201,840
       375,000              9.63              12/15/01                 412,492
H + T Master Trust
       550,000              8.18              08/15/02                 550,000
Harrahs Operations, Inc.
       300,000              8.75              03/15/00                 301,500
Hertz Corp.
       400,000              7.00              07/15/03                 391,260
Mitchell Energy and Dev. Corp.
       310,000              9.25              01/15/02                 328,758
Northwest Airlines Corp.
       163,540              8.26              03/10/06                 170,804
       567,358              8.97              01/02/15                 588,117
NWCG Holding Crp
       680,000              7.05              06/15/99                 586,786
Panamerican Beverage Co.
       130,000              8.13              04/01/03                 133,416
RJR Nabisco Inc.
       175,000              8.00              07/15/01                 172,440
       550,000              8.63              12/01/02                 548,218
Tele-Communications, Inc.
       100,000              7.13              02/02/98                 100,396
       300,000              8.25              01/15/03                 304,011
     1,135,000              6.27              09/15/03               1,132,912
        50,000              6.82              09/15/10                  49,846
Time Warner, Inc.
     1,650,000              7.95              02/01/00               1,690,128
       350,000              9.63              05/01/02                 384,776

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Corporate Bonds(continued)
Industrial Bonds(continued)
Time Warner, Inc. (continued)
$      400,000              7.98%             08/15/04            $    406,440
U.S. Air Inc.
       553,242              6.76              04/15/08                 528,761
USI American Holdings Corp.
       150,000              7.25              12/01/06                 145,070
-------------------------------------------------------------------------------
                                                                  $ 11,656,729
-------------------------------------------------------------------------------
Utility Bonds--1.1%
Central Maine Power Co.
$      330,000              7.45%             08/30/99            $    326,215
Salton Sea Funding
       580,000              7.02              05/30/00                 580,922
-------------------------------------------------------------------------------
                                                                  $    907,137
-------------------------------------------------------------------------------
Total Corporate Bonds
    (Cost $20,576,762)                                            $ 20,518,098
-------------------------------------------------------------------------------
Asset-Backed Securities--14.1%
Airplanes Pass Through Trust Series 1, Class C
$      155,000              8.15%             03/15/19 /(a)/      $    157,232
Asset Securitization Corp., Series 1996, Class A1
       600,000              6.88              11/13/26 /(a)/           591,398
Asset Securitization Corp., Series 4, Class A
       900,000              7.49              04/14/27                 914,800
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       177,654              5.80              06/15/02                 176,876
Discover Card Master Trust 1996-4, Class A
     1,910,000              6.06              10/16/13 /(a)/         1,942,222
Discover Card Master Trust 1996-4, Class B
     1,100,000              6.24              10/16/13               1,108,250
DVI Equipment Lease Trust Series 1996-1, Class A
     1,011,139              6.55              07/10/04               1,006,286
General Motors Acceptance Corp. Series 1995, Class A
        69,659              7.15              03/15/00                  70,203
Navistar Financial Trust, Series 1995-A, Class A2
       214,878              6.55              11/20/01                 215,549
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
       245,032              6.85              06/15/01                 247,048
Premier Auto Trust Series 1995-1, Class A4
       123,449              7.85              09/04/98                 123,680
Premier Auto Trust Series 1995-1, Class A5
        80,000              7.90              05/04/99                  80,625
Sears Credit Account Master Trust, Series  1996-1, Class A
       680,000              6.20%             02/16/06                 667,250
Sears Credit Account Master Trust, Series 1995-2, Class A
       550,000              8.10              06/15/04                 565,983
Sears Credit Account Master Trust, Series 1995-3, Class A
       300,000              7.00              10/15/04                 302,718
Standard Credit Card Master Trust, Series 1994-4, Class A
       680,000              8.25              11/07/03                 714,422
Standard Credit Card Trust, Series 1990-3, Class A
     1,120,000              9.50              07/10/98               1,120,694
Standard Credit Card Trust, Series 1990-6, Class B
       900,000              9.63              09/10/98                 910,683
World Financial Tower B Series 1996, Class B
       498,093              6.91              09/01/13                 483,679
-------------------------------------------------------------------------------
Total Asset-Backed Securities
    (Cost $11,543,903)                                            $ 11,399,598
-------------------------------------------------------------------------------
Emerging Market Debt--4.4%
Bancoldex
$       60,000              8.63%             06/02/00            $     61,372
BCO De Colombia
       110,000              8.63              06/02/00                 112,516
Bridas Corp.
       110,000             12.50              11/15/99                 118,581
Empresa Col Petroleos
       900,000              7.25              07/08/98                 903,438
Financiera Energy Nacional
        50,000              9.38              06/15/06                  50,504
        90,000              9.38              06/15/06                  94,271
Instituto de Fomento Industrial
       140,000              8.38              07/29/01                 141,558
       130,000              8.38              07/29/01                 131,447
Republic of Colombia
        30,000              7.13              05/11/98                  30,139
Republic of Croatia
       210,000              7.00              02/27/02                 204,091
Sampoerna International
       120,000              8.38              06/15/06                 120,164
United Mexican States
       180,000              7.56              08/06/01                 181,940

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Emerging Market Debt(continued)

United Mexican States (continued)
$      650,000              7.62%             08/06/01            $    657,007
YPF Sociedad Anonima
       633,003              7.50              10/26/02                 637,687
       118,531              7.00              10/26/02                 118,835
-------------------------------------------------------------------------------
Total Emerging Market Debt
    (Cost $3,558,558)                                             $  3,563,550
-------------------------------------------------------------------------------
Government Bonds--3.0%

Australia Commonwealth
AUD 2,400,000               7.50%             07/15/05            $  1,845,509
Province of Quebec
$      520,000             13.25              09/15/14                 611,666
-------------------------------------------------------------------------------
Total Government Bonds
    (Cost $2,524,905)                                             $  2,457,175
-------------------------------------------------------------------------------
Mortgage Backed Obligations--31.9%

Bear Stearns Mortgage Securities, Inc.
$    2,045,784              6.50%             03/28/09/(a)/       $  1,883,062
Federal Home Loan Mortgage Corp. (FHLMC)
     1,000,000              7.00              TBA-15 Yr./(b)/          990,938
     1,245,394              6.00              11/15/16               1,234,885
     1,000,000              6.35              03/25/18                 976,870
Federal National Mortgage Association (FNMA)
     1,000,000              6.50              TBA-7 Yr./(b)/           981,560
     1,000,000              7.00              TBA-30 Yr./(b)/          968,750
     4,500,000              7.50              TBA-30 Yr./(b)/        4,466,250
       500,000              6.25              07/25/18                 486,875
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
     2,000,000              7.00              05/25/24/(a)/          1,771,240
Government National Mortgage Association (GNMA)
     3,000,000              7.50              TBA-30 Yr./(b)/        2,973,750
     3,000,000              8.00              TBA-30 Yr./(b)/        3,040,290
       335,213              8.00              02/15/17                 344,240
        30,057              7.00              11/15/22                  29,296
       362,778              7.00              12/15/22                 353,592
       596,838              7.00              12/15/22                 581,726
       184,742              7.00              01/15/23                 179,892
       787,526              7.50              03/15/23                 785,313
       779,931              7.00              05/15/23                 759,457
       120,766              7.50              08/15/23                 120,427
        39,068              7.00              11/15/23                  38,042
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     1,000,000              7.32%             12/26/28                 997,227
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
       900,000              7.46              05/15/06                 912,375
Prudential Home Mortgage Securities Corp. 1992-39 A8
     1,000,000              7.11              12/25/07                 860,550
-------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $25,637,886)                                            $ 25,736,607
-------------------------------------------------------------------------------
Sovereign Credit--0.4%

State of Israel
$      370,000              6.38%             12/15/05            $    343,748
-------------------------------------------------------------------------------
Total Sovereign Credit
    (Cost $346,061)                                               $    343,748
-------------------------------------------------------------------------------
U.S. Treasury Obligations--17.0%

United States Treasury Bonds
$      330,000              8.75%             05/15/17            $    390,070
       550,000              8.88              08/15/17/(a)/            657,938
     2,230,000              8.75              05/15/20               2,656,488
       120,000              7.88              02/15/21/(a)/            131,174
     2,240,000              7.63              02/15/25               2,402,400
United States Treasury Interest-Only Stripped Securities/(c)/
     2,250,000              6.99              08/15/09                 966,893
       350,000              7.04              11/15/10                 136,808
United States Treasury Notes
     4,000,000              6.88              08/31/99               4,044,360
       280,000              5.63              11/30/00                 272,387
       590,000              7.88              11/15/04/(a)/            630,380
United States Treasury Principal-Only Stripped Securities/(d)/
        40,000              5.78              11/15/97                  38,781
       410,000              6.81              11/15/04/(a)/            247,566
     5,730,000              7.22              05/15/20               1,119,356
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
    (Cost $13,742,043)                                            $ 13,694,601
-------------------------------------------------------------------------------
Yankee Bonds--0.3%

Korea Electric Power
$      263,790              7.40%             04/01/16            $    265,088
-------------------------------------------------------------------------------
Total Yankee Bonds
    (Cost $255,077)                                               $    265,088
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Core Fixed Income Fund (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
  Principal               Interest             Maturity
    Amount                  Rate                 Date                Value
-------------------------------------------------------------------------------
Repurchase Agreement--20.1%

Joint Repurchase Agreement Account/(a)/
$   16,200,000              5.49%             05/01/97            $ 16,200,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $16,200,000)                                            $ 16,200,000
-------------------------------------------------------------------------------
Total Investments
    (Cost $94,385,195)/(e)/                                       $ 94,178,465
-------------------------------------------------------------------------------
Futures contracts open at April 30, 1997 are as follows:
                                Number of
                                Contracts
                                  Long           Settlement       Unrealized
           Type                (Short)(f)          Month          Gain (Loss)
----------------------------  --------------  -----------------  -------------
Euro Dollars                          5       June 1997              $4,250
Euro Dollars                          8       September 1997         (2,338)
Euro Dollars                          5       December 1997          (1,000)
Euro Dollars                          5       June 1998              (2,250)
5 Year U.S. Treasury Notes           10       June 1997              (2,828)
10 Year U.S. Treasury Notes          17       June 1997             (12,750)
U.S. Long Term Bond                 (14)      June 1997              42,682
                                                                 -------------
                                                                    $25,766
-------------------------------------------------------------------------------
Federal Income Tax Information:

Gross unrealized gain for investments in which value
    exceeds cost                                                   $382,996
Gross unrealized loss for investments in which cost
    exceeds value                                                  (704,905)
------------------------------------------------------------------------------
Net unrealized loss                                               $(321,909)
--------------------------------------------------------------------------------


/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls, and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The interest rate disclosed for these securitites represents effective yields to maturity.
/(e)/The aggregate cost for federal income tax purposes is $94,500,374. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year and 10-Year U.S. Treasury Note and each U.S. Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value are $27,100,000 and $9,088,344, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

  The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Adjustable
                                                                                             Rate           Short Duration
                                                                                          Government          Government
                                                                                              Fund               Fund
                                                                                        --------------------------------------
Assets:

Investments in securities, at value (cost $594,120,929, $102,639,463, $39,615,334
    and $94,385,195, respectively)                                                        $ 596,596,552       $ 102,672,119
Cash                                                                                             57,183              89,184
Receivables:
    Investment securities sold                                                                  295,632                  --
    Interest                                                                                  6,240,961           1,042,023
    Forward foreign currency exchange contracts                                                      --                  --
    Fund shares sold                                                                          2,978,910             203,746
    Variation margin                                                                                 --                  --
Deferred organization expenses, net                                                                  --                  --
Other assets                                                                                     64,048              50,879
------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                           606,233,286         104,057,951
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
    Dividends                                                                                 1,032,523             109,251
    Investment securities purchased                                                           1,331,393                  --
    Fund shares repurchased                                                                  10,604,905               1,707
    Investment adviser fees                                                                     191,592              34,620
    Transfer agent fees                                                                          42,054                  --
    Authorized dealer service fees                                                                6,616                  --
    Variation margin                                                                             87,000              46,971
Accrued expenses and other liabilities                                                           59,487              15,162
------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                       13,355,570             207,711
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                                             643,684,171         117,737,007
Accumulated undistributed (distributions in excess of) net investment income                 (2,943,415)            599,277
Accumulated net realized loss on investment and futures transactions                        (49,959,507)        (14,542,059)
Accumulated net realized foreign currency loss                                                       --                  --
Net unrealized gain (loss) on investments and futures                                         2,096,467              56,015
Net unrealized gain on translation of assets and liabilities denominated in
    foreign currencies                                                                               --                  --
------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                         $   592,877,716     $   103,850,240
------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
    Institutional shares                                                                          $9.86               $9.76
    Administration shares                                                                         $9.86               $9.78
    Service shares                                                                                $9.86               $9.75
    Class A shares (a)                                                                            $9.86                  --
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Institutional shares                                                                     55,732,381          10,231,208
    Administration shares                                                                       424,079             153,792
    Service shares                                                                                2,171             258,644
    Class A shares                                                                            3,960,437                  --
------------------------------------------------------------------------------------------------------------------------------
     Total shares of beneficial interest outstanding, $.001 par value (unlimited
         number of shares authorized)                                                        60,119,068          10,643,644
------------------------------------------------------------------------------------------------------------------------------


                                                                                            Short             Core
                                                                                          Duration           Fixed
                                                                                          Tax-Free           Income
                                                                                            Fund              Fund
                                                                                       ---------------------------------
Assets:

Investments in securities, at value (cost $594,120,929, $102,639,463, $39,615,334
    and $94,385,195, respectively)                                                      $  39,692,726      $  94,178,465
Cash                                                                                           91,511             94,989
Receivables:
    Investment securities sold                                                                145,393          1,331,207
    Interest                                                                                  554,155          1,045,248
    Forward foreign currency exchange contracts                                                    --             34,692
    Fund shares sold                                                                               --             60,750
    Variation margin                                                                               --              6,750
Deferred organization expenses, net                                                            10,458             41,206
Other assets                                                                                   51,608             29,277
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                          40,545,851         96,822,584
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
    Dividends                                                                                  18,312             43,289
    Investment securities purchased                                                         2,144,574         15,935,315
    Fund shares repurchased                                                                    10,296                 --
    Investment adviser fees                                                                    11,244             26,250
    Transfer agent fees                                                                        12,983              2,771
    Authorized dealer service fees                                                                 --                 --
    Variation margin                                                                               --                 --
Accrued expenses and other liabilities                                                         31,430             30,169
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                      2,228,839         16,037,794
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                                            42,243,143         81,193,439
Accumulated undistributed (distributions in excess of) net investment income                   90,133             36,949
Accumulated net realized loss on investment and futures transactions                       (4,093,656)          (267,089)
Accumulated net realized foreign currency loss                                                     --            (32,353)
Net unrealized gain (loss) on investments and futures                                          77,392           (175,768)
Net unrealized gain on translation of assets and liabilities denominated in
    foreign currencies                                                                             --             29,612
-------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $   38,317,012       $  80,784,790
-------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:
    Institutional shares                                                                        $9.94              $9.71
    Administration shares                                                                       $9.94              $9.70
    Service shares                                                                              $9.94              $9.72
    Class A shares (a)                                                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
    Institutional shares                                                                    3,738,166          7,565,340
    Administration shares                                                                      11,363            638,323
    Service shares                                                                            105,100            114,034
    Class A shares                                                                                 --                 --
-------------------------------------------------------------------------------------------------------------------------
     Total shares of beneficial interest outstanding, $.001 par value (unlimited
         number of shares authorized)                                                       3,854,629          8,317,697
-------------------------------------------------------------------------------------------------------------------------

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $10.01.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                                  Adjustable          Short
                                                                                                     Rate            Duration
                                                                                                  Government        Government
                                                                                                     Fund              Fund
                                                                                                -----------------------------------
Investment income:
Interest/(a)/                                                                                   $   19,521,515     $  3,571,901
-----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                   19,521,515        3,571,901
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                              1,196,772          259,279
Distribution fees                                                                                       24,001               --
Authorized dealer service fees                                                                          24,001               --
Administration share fees                                                                                5,231            1,118
Service share fees                                                                                          10            5,244
Transfer agent fees                                                                                    143,729               --
Custodian fees                                                                                          65,396           32,437
Professional fees                                                                                       30,592           30,169
Registration fees                                                                                       31,419           29,736
Amortization of deferred organization expenses                                                              --               --
Trustees' fees                                                                                           5,754              990
Other                                                                                                   64,428           26,459
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                  1,591,333          385,432
     Less--Expenses reimbursable and fees waived by Goldman Sachs                                     (215,722)        (145,719)
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                    1,375,611          239,713
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                          18,145,904        3,332,188
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
    futures transactions:
Net realized gain (loss) from:
    Investment transactions                                                                           (301,736)          77,934
    Futures transactions                                                                              (575,601)         (78,182)
    Foreign currency related transactions                                                                   --               --
Net change in unrealized gain (loss) on:
    Investments                                                                                      3,237,459         (594,540)
    Futures                                                                                           (523,110)          (9,522)
    Translation of assets and liabilities denominated in foreign currencies                                 --               --
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment and futures
       transactions                                                                                  1,837,012         (604,310)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                       $   19,982,916     $  2,727,878
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

                                                                                                Short            Core
                                                                                              Duration          Fixed
                                                                                              Tax-Free          Income
                                                                                                Fund             Fund
                                                                                             -----------------------------
Investment income:
Interest/(a)/                                                                                $   846,820     $  2,713,928
--------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                846,820        2,713,928
--------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                           72,141          152,651
Distribution fees                                                                                     --               --
Authorized dealer service fees                                                                        --               --
Administration share fees                                                                             79            4,929
Service share fees                                                                                 2,452            1,908
Transfer agent fees                                                                                7,214           15,265
Custodian fees                                                                                    24,930           43,131
Professional fees                                                                                 30,238           29,501
Registration fees                                                                                 29,353           29,627
Amortization of deferred organization expenses                                                    10,290           12,146
Trustees' fees                                                                                       332              775
Other                                                                                             15,581            8,570
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              192,610          298,503
     Less--Expenses reimbursable and fees waived by Goldman Sachs                               (108,922)        (119,934)
--------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                 83,688          178,569
--------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                                       763,132        2,535,359
--------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
    futures transactions:
Net realized gain (loss) from:
    Investment transactions                                                                       46,213          (11,091)
    Futures transactions                                                                              --          (15,366)
    Foreign currency related transactions                                                             --          (32,353)
Net change in unrealized gain (loss) on:
    Investments                                                                                 (125,032)      (1,032,929)
    Futures                                                                                           --          (72,450)
    Translation of assets and liabilities denominated in foreign currencies                           --           29,612
--------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment and futures
        transactions                                                                             (78,819)      (1,134,577)
--------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                    $   684,313     $  1,400,782
--------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $4,391 in foreign withholding tax for the Core Fixed Income Fund.

--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                    Adjustable          Short
                                                                                       Rate           Duration
                                                                                    Government        Government
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  18,145,904    $   3,332,188
Net realized gain (loss) from investment and futures transactions                     (877,337)            (248)
Net realized loss from foreign currency related transactions                                --               --
Net change in unrealized gain (loss) on investments and futures                      2,714,349         (604,062)
Net change in unrealized gain on translation of assets and liabilities
    denominated in foreign currencies                                                       --               --
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                            19,982,916        2,727,878
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                            (16,997,708)      (3,409,055)
   Administration shares                                                              (118,601)         (29,022)
   Service shares                                                                         (107)         (65,458)
   Class A shares                                                                     (531,120)              --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (17,647,536)      (3,503,535)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  224,637,176       17,764,086
Reinvestment of dividends and distributions                                         10,493,073        2,378,322
Cost of shares repurchased                                                        (272,256,791)     (17,534,072)
----------------------------------------------------------------------------------------------------------------
      Net (decrease) increase in net assets resulting from shares transactions     (37,126,542)       2,608,336
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                    (34,791,162)       1,832,679
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              $ 627,668,878    $ 102,017,561
----------------------------------------------------------------------------------------------------------------
End of period                                                                    $ 592,877,716    $ 103,850,240
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income     $  (2,943,415)   $     599,277
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                                      22,833,196        1,813,884
   Reinvestment of dividends and distributions                                       1,066,128          243,233
   Shares repurchased                                                              (27,664,736)      (1,793,383)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                       (3,765,412)         263,734
----------------------------------------------------------------------------------------------------------------

                                                                                      Short           Core
                                                                                     Duration        Fixed
                                                                                     Tax-Free        Income
                                                                                       Fund           Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $    763,132    $  2,535,359
Net realized gain (loss) from investment and futures transactions                      46,213         (26,457)
Net realized loss from foreign currency related transactions                               --         (32,353)
Net change in unrealized gain (loss) on investments and futures                      (125,032)     (1,105,379)
Net change in unrealized gain on translation of assets and liabilities
    denominated in foreign currencies                                                      --          29,612
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                              684,313       1,400,782
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                              (743,379)     (2,380,508)
   Administration shares                                                               (1,285)       (127,789)
   Service shares                                                                     (18,468)        (23,664)
   Class A shares                                                                          --              --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                            (763,132)     (2,531,961)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  15,143,248       8,630,772
Reinvestment of dividends and distributions                                           633,411       2,308,481
Cost of shares repurchased                                                        (12,937,480)     (2,167,703)
----------------------------------------------------------------------------------------------------------------
      Net (decrease) increase in net assets resulting from shares transactions      2,839,179       8,771,550
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                     2,760,360       7,640,371
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              $ 35,556,652    $ 73,144,419
----------------------------------------------------------------------------------------------------------------
End of period                                                                    $ 38,317,012    $ 80,784,790
----------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income     $     90,133    $     36,949
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                                      1,519,494         880,108
   Reinvestment of dividends and distributions                                         63,471         235,763
   Shares repurchased                                                              (1,297,285)       (220,518)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                         285,680         895,353
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Year Ended October 31, 1996

----------------------------------------------------------------------------------------------------------------
                                                                                    Adjustable          Short
                                                                                       Rate           Duration
                                                                                    Government        Government
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  37,031,818    $   6,604,446
Net realized gain (loss) from investment and futures transactions                   (2,502,624)        (567,819)
Net change in unrealized gain (loss) on investments and futures                      7,711,106          619,618
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                          42,240,300        6,656,245
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
    Institutional shares                                                           (36,233,589)      (6,561,519)
    Administration shares                                                             (220,450)          (2,548)
    Service shares                                                                          --          (14,792)
    Class A shares                                                                    (577,779)              --
In excess of net investment income
    Institutional shares                                                            (1,304,006)              --
    Administration shares                                                               (7,930)              --
    Class A shares                                                                     (20,794)              --
Net realized gain (loss) on investment, and future transactions
    Institutional shares                                                                    --               --
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (38,364,548)      (6,578,859)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  406,586,374       42,019,441
Reinvestment of dividends and distributions                                         18,181,648        4,153,816
Cost of shares repurchased                                                        (477,107,914)     (47,993,112)
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from shares transactions     (52,339,892)      (1,819,855)
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                    (48,464,140)      (1,742,469)
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                $ 676,133,018    $ 103,760,030
----------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 627,668,878    $ 102,017,561
----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed net investment income     $  (3,441,783)   $     770,624
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
    Shares sold                                                                     41,534,978        4,293,467
    Reinvestment of dividends and distributions                                      1,856,783          424,274
    Shares repurchased                                                             (48,741,470)      (4,905,357)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)  in shares outstanding                                      (5,349,709)        (187,616)
----------------------------------------------------------------------------------------------------------------

                                                                                      Short             Core
                                                                                     Duration          Fixed
                                                                                     Tax-Free          Income
                                                                                       Fund             Fund
                                                                                --------------------------------
From Operations:
Net investment income                                                            $  1,786,304      $  4,013,477
Net realized gain (loss) from investment and futures transactions                     331,638          (253,420)
Net change in unrealized gain (loss) on investments and futures                      (396,071)          (75,350)
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                          1,721,871         3,684,707
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
    Institutional shares                                                           (1,766,892)       (4,019,797)
    Administration shares                                                              (2,032)          (19,144)
    Service shares                                                                    (17,380)           (5,349)
    Class A shares                                                                         --                --
  In excess of net investment income
    Institutional shares                                                                   --                --
    Administration shares                                                                  --                --
    Class A shares                                                                         --                --
Net realized gain (loss) on investment, and future transactions
    Institutional shares                                                                   --          (450,016)
----------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                          (1,786,304)       (4,494,306)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                                  22,248,684        21,976,567
Reinvestment of dividends and distributions                                         1,401,492         4,315,748
Cost of shares repurchased                                                        (46,918,400)       (7,840,575)
----------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from shares transactions    (23,268,224)       18,451,740
----------------------------------------------------------------------------------------------------------------
      Total (decrease) increase                                                   (23,332,657)       17,642,141
Net Assets:
----------------------------------------------------------------------------------------------------------------
Beginning of year                                                                $ 58,889,309        55,502,278
----------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 35,556,652      $ 73,144,419
----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed net investment income     $     90,133      $     33,551
----------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
    Shares sold                                                                     2,233,482         2,244,430
    Reinvestment of dividends and distributions                                       140,950           439,299
    Shares repurchased                                                             (4,727,959)         (811,075)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)  in shares outstanding                                     (2,353,527)        1,872,654
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
1. Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and Goldman Sachs Core Fixed Income Fund (Core Fixed Income), collectively, ("the Funds") or individually a ("Fund"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the Adjustable Rate Government Fund offers Class A shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts. In addition, Short Duration Government, Short Duration Tax-Free, and Core Fixed Income added two new share classes, Class A and Class B, as of May 1.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for Short Duration Tax-Free. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income Fund.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Core Fixed Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
The Funds, with the exception of Short Duration Tax-Free, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Futures Contracts
--------------------
The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

G. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

H. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
     Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

I. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Core Fixed Income and December 31, 1996 for Adjustable Rate Government, Short Duration Government and Short Duration Tax-Free) had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                             Years of
Fund                                        Amount          Expiration
------------------------------------    -------------      -------------
Adjustable Rate Government               $49,069,000         2000-2004
Short Duration Government                $14,141,000         2002-2004
Short Duration Tax-Free                   $4,058,000         2002-2003
Core Fixed Income                            $77,000           2004

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3. Agreements

Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Adjustable Rate Government and Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the Short Duration Tax-Free and Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of Adjustable Rate Government, Short Duration Tax-Free and Core Fixed Income and .50% of average daily net assets of Short Duration Government. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for Short Duration Government.

     The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, Administrative and Service Share fees, indemnification and other extraordinary expenses and with respect to Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets.

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of Adjustable Rate Government Class A shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $110,300 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.

     The Trust, on behalf of Adjustable Rate Government, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee.

     The Trust, on behalf of Adjustable Rate Government, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Adjustable Rate Government pays a fee under the Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A shares.

     For the period ended April 30, 1997, the advisors and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows(in thousands):

                              Waivers
                          ---------------
                                                                   Reimburse-
                                      Class A      Reimburse-         ment
         Fund            Advisor       12b-1          ment         Outstanding
-------------------------------------------------------------------------------
Adjustable Rate
  Government               --           $24           $192             $22
Short Duration
  Government              $52            --             94              14
Short Duration
  Tax-Free                 --            --            109              28
Core Fixed
  Income                   --            --            120              28

     For the period ended April 30, 1997, Adjustable Rate Government, Short Duration Government, and Core Fixed Income incurred commission expenses of approximately $35,000, $8,500, and $900, respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Adjustable Rate Government and Short Duration Government had approximately $87,000 and $47,000, respectively, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $7,000 relating to variation margin was due to Core Fixed Income from Goldman Sachs.

     As of May 1, 1997, the Funds advisory agreements were changed to management agreements encompassing the same services and fee structure.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the six months ended April 30, 1997, the Funds did not have any borrowings under this facility.


5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

-----------------------------------------------------------------------------------------------
                                                                    Short
                           Adjustable Rate   Short Duration       Duration          Core Fixed
                              Government       Government         Tax-Free            Income
-----------------------------------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations              $ 150,343,674      $46,763,342             --           $115,895,051
-----------------------------------------------------------------------------------------------
Purchases (excluding U.S.
  Government and agency
  obligations)                    --               --            $39,438,868         22,633,489
-----------------------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations         198,396,859       44,501,257             --            118,193,576
-----------------------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)                    --               --             35,970,076         12,305,124
-----------------------------------------------------------------------------------------------

        At April 30, 1997, Core Fixed Income had an outstanding forward foreign currency exchange contract, to sell foreign currency as follows:


-----------------------------------------------------------------------------------------------
                                          Value on
     Foreign Currency                    Settlement           Current              Unrealized
       Sell Contract                        Date               Value                  Gain
-----------------------------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97                  $  1,897,856        $  1,863,164             $ 34,692
-----------------------------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(Unaudited)

--------------------------------------------------------------------------------
potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6. Administration and Service Plans

The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of April 30, 1997, Adjustable Rate Government, Short Duration Government and Core Fixed Income had undivided interests in the repurchase agreements in the following joint account which equaled $36,700,000, $600,000 and $16,200,000, respectively, in principal amount.

     As of April 30, 1997, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity data) were as follows:


----------------------------------------------------------------------------------------
Principal                    Interest              Maturity                  Amortized
Amount                         Rate                  Date                      Cost
----------------------------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price $680,103,889 (GNMA:
  $59,497,211, 7.50%-9.00%, 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%-8.00%,
  02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%, 2/01/98-4/01/27)
$680,000,000                   5.50%               5/01/97                 $680,000,000
Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833
  (FNMA: $182,812,268, 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543, 6.02%-
  6.75%, 1/28/00-12/04/01, FCSB: $49,581,430, 6.05%-6.25%, 5/10/99-12/03/99,
  SLMA: $29,222,430, 6.00%, 1/16/01)
 300,000,000                   5.50                5/01/97                  300,000,000
Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S.
  Treasury Bill: $53,475,803, 2/05/98)
52,300,000                     5.40                5/01/97                   52,300,000
---------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                 $1,032,300,000
---------------------------------------------------------------------------------------

9. Other Matters

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 33% of the outstanding shares of the Short Duration Government Fund.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
10. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:

                                   Adjustable Rate Government     Short Duration Government
---------------------------------------------------------------------------------------------
                                   Shares           Dollars         Shares         Dollars
                                -------------------------------------------------------------
Institutional shares
Shares sold                       18,594,775     $182,930,563     1,584,839     $15,518,375
Reinvestment of dividends
    and distributions              1,001,545        9,856,991       234,064       2,288,677
Shares repurchased               (26,271,346)    (258,542,996)   (1,756,576)    (17,174,153)
                                -------------------------------------------------------------
                                  (6,675,026)     (65,755,442)       62,327         632,899
                                -------------------------------------------------------------

Administration shares
Shares sold                          105,099        1,034,098       136,265       1,337,724
Reinvestment of dividends
    and distributions                  5,632           55,427         2,467          24,158
Shares repurchased                   (72,390)        (712,347)      (10,477)       (102,683)
                                -------------------------------------------------------------
                                      38,341          377,178       128,255       1,259,199
                                -------------------------------------------------------------

Service shares
Shares sold                            2,161           21,270        92,780         907,987
Reinvestment of dividends
    and distributions                     11              107         6,702          65,487
Shares repurchased                        (1)             (10)      (26,330)       (257,236)
                                -------------------------------------------------------------
                                       2,171           21,367        73,152         716,238
                                -------------------------------------------------------------

Class A shares
Shares sold                        4,131,161       40,651,245          --              --
Reinvestment of dividends
    and distributions                 58,940          580,548          --              --
Shares repurchased                (1,320,999)     (13,001,438)         --              --
                                -------------------------------------------------------------
                                   2,869,102       28,230,355          --              --
                                -------------------------------------------------------------

Net increase (decrease)           (3,765,412)    $(37,126,542)      263,734      $2,608,336
                                ==============================================================

                                    Short Duration Tax-Free          Core Fixed Income
                                -------------------------------------------------------------
                                   Shares           Dollars        Shares         Dollars
                                -------------------------------------------------------------
Institutional shares
Shares sold                        1,341,295      $13,363,572       212,032     $2,070,524
Reinvestment of dividends
    and distributions                 61,868          617,418       227,665      2,229,551
Shares repurchased                (1,159,405)     (11,559,759)     (186,679)    (1,835,467)
                                -------------------------------------------------------------
                                     243,758        2,421,231       253,018      2,464,608
                                -------------------------------------------------------------

Administration shares
Shares sold                            6,402           63,690       579,102      5,684,739
Reinvestment of dividends
    and distributions                    116            1,153         5,675         55,281
Shares repurchased                       --               --        (17,694)      (174,314)
                                -------------------------------------------------------------
                                       6,518           64,843       567,083      5,565,706
                                -------------------------------------------------------------

Service shares
Shares sold                          171,797        1,715,986        88,974        875,509
Reinvestment of dividends
    and distributions                  1,487           14,840         2,423         23,649
Shares repurchased                  (137,880)      (1,377,721)      (16,145)      (157,922)
                                -------------------------------------------------------------
                                      35,404          353,105        75,252        741,236
                                -------------------------------------------------------------

Class A shares
Shares sold                              --               --            --             --
Reinvestment of dividends
    and distributions                    --               --            --             --
Shares repurchased                       --               --            --             --
                                -------------------------------------------------------------
                                         --               --            --             --
                                -------------------------------------------------------------

Net increase (decrease)              285,680       $2,839,179       895,353     $8,771,550
                                ============================================================

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1996
(unaudited)

-------------------------------------------------------------------------------

Share activity for the year ended October 31, 1996 is as follows:

                                   Adjustable Rate Government     Short Duration Government
---------------------------------------------------------------------------------------------
                                   Shares           Dollars         Shares         Dollars
---------------------------------------------------------------------------------------------
Institutional shares
Shares sold                        39,981,299     $391,363,204     4,072,082     $39,855,638
Reinvestment of dividends
    and distributions               1,780,288       17,432,484       422,559       4,137,041
Shares repurchased                (46,666,343)    (456,776,795)   (4,893,286)    (47,875,174)
---------------------------------------------------------------------------------------------
                                   (4,904,756)     (47,981,107)     (398,645)     (3,882,495)
---------------------------------------------------------------------------------------------

Administration shares
Shares sold                           148,981        1,457,872        33,251         326,101
Reinvestment of dividends
    and distributions                   9,641           94,420           207           2,032
Shares repurchased                   (138,609)      (1,356,764)       (7,921)        (77,312)
---------------------------------------------------------------------------------------------
                                       20,013          195,528        25,537         250,821
---------------------------------------------------------------------------------------------

Service shares
Shares sold                              --               --         188,134       1,837,702
Reinvestment of dividends
    and distributions                    --               --           1,508          14,743
Shares repurchased                       --               --          (4,150)        (40,626)
---------------------------------------------------------------------------------------------
                                         --               --         185,492       1,811,819
---------------------------------------------------------------------------------------------

Class A shares
Shares sold                         1,404,698       13,765,298          --              --
Reinvestment of dividends
    and distributions                  66,854          654,744          --              --
Shares repurchased                 (1,936,518)     (18,974,355)         --              --
---------------------------------------------------------------------------------------------
                                     (464,966)      (4,554,313)         --              --
---------------------------------------------------------------------------------------------

Net increase (decrease)            (5,349,709)    $(52,339,892)     (187,616)    $(1,819,855)
=============================================================================================

                                    Short Duration Tax-Free          Core Fixed Income
---------------------------------------------------------------------------------------------
                                   Shares           Dollars        Shares         Dollars
---------------------------------------------------------------------------------------------
Institutional shares
Shares sold                         2,085,253      $20,777,050     2,094,833     $20,524,422
Reinvestment of dividends
    and distributions                 139,126        1,383,351       436,903       4,292,533
Shares repurchased                 (4,601,865)     (45,664,878)     (769,104)     (7,431,360)
---------------------------------------------------------------------------------------------
                                   (2,377,486)     (23,504,477)    1,762,632      17,385,595
---------------------------------------------------------------------------------------------

Administration shares
Shares sold                            10,672          105,302       106,074       1,029,912
Reinvestment of dividends
    and distributions                     203            2,017         1,847          17,883
Shares repurchased                    (10,644)        (105,478)      (36,681)       (358,284)
---------------------------------------------------------------------------------------------
                                          231            1,841        71,240         689,511
---------------------------------------------------------------------------------------------

Service shares
Shares sold                           137,557        1,366,332        43,525         422,233
Reinvestment of dividends
    and distributions                   1,621           16,124           549           5,332
Shares repurchased                   (115,450)      (1,148,044)       (5,292)        (50,931)
---------------------------------------------------------------------------------------------
                                       23,728          234,412        38,782         376,634
---------------------------------------------------------------------------------------------

Class A shares
Shares sold                              --               --            --              --
Reinvestment of dividends
    and distributions                    --               --            --              --
Shares repurchased                       --               --            --              --
---------------------------------------------------------------------------------------------
                                         --               --            --              --
---------------------------------------------------------------------------------------------

Net increase (decrease)            (2,353,527)    $(23,268,224)    1,872,654     $18,451,740
=============================================================================================


-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------




                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------

                                             ADJUSTABLE RATE GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      $9.83     $0.2971/(a)/     $0.0216/(a)/     --           $0.3187       $(0.2887)       --
1997-Administration
     Shares ..............       9.83      0.2844/(a)/      0.0221/(a)/     --            0.3065        (0.2765)       --
1997-Service
     Shares/(m)/ .........       9.84      0.0527/(a)/      0.0200/(a)/     --            0.0727        (0.0527)       --
1997-Class A Shares ......       9.83      0.2766/(a)/      0.0300/(a)/     --            0.3066        (0.2766)       --

For the Year Ended October 31,
------------------------------------------------------

1996-Institutional
     Shares ..............       9.77      0.5759/(a)/      0.0772/(a)/     --            0.6531        (0.5725)       --
1996-Administration
     Shares ..............       9.77      0.5489/(a)/      0.0797/(a)/     --            0.6286        (0.5489)       --
1996-Class A Shares ......       9.77      0.5481/(a)/      0.0806/(a)/     --            0.6287        (0.5489)       --

1995-Institutional
     Shares ..............       9.74      0.5630/(a)/      0.0717/(a)/     --            0.6347        (0.5759)       --
1995-Administration
     Shares ..............       9.74      0.5366/(a)/      0.0737/(a)/     --            0.6103        (0.5528)       --
1995-Class A
     Shares/(c)/..........       9.79      0.2721/(a)/     (0.0090)/(a) /   --            0.2631        (0.2697)       --


1994-Institutional
     Shares ..............      10.00      0.4341/(a)/     (0.2455)/(a) /   --            0.1886        (0.4486)       --
1994-Administration
     Shares ..............      10.00      0.4211/(a)/     (0.2572)/(a) /   --            0.1639        (0.4239)       --

1993-Institutional
     Shares ..............      10.04      0.4397          (0.0376)/(d) /   --            0.4021        (0.4397)       --
1993-Administration
     Shares/(e)/..........      10.02      0.2146          (0.0173)/(d) /   --            0.1973        (0.2146)       --

1992-Institutional
     Shares ..............      10.03      0.5599          (0.0029)/(d) /   --            0.5570        (0.5470)       --


For the Period July 17, 1991/(g)/through October 31,
------------------------------------------------------

1991-Institutional
     Shares ..............      10.00      0.1531           0.0322/(d)/     --            0.1853        (0.1553)       --


                                     Distributions to shareholders
                          ----------------------------------------------------------
                                         In excess of
                                         net realized                                    Net
                                            gain on                                   increase
                             In excess    investment,      From         Total        (decrease)     Net asset
                              of net      option and       paid     distributions      in net        value at
                            investment      futures         in            to            asset         end of        Total
                              income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------


                                                  ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............       --          --           --            $(0.2887)        $0.0300        $9.86       3.28%/(f)/
1997-Administration
     Shares ..............       --          --           --             (0.2765)         0.0300         9.86       3.16/(f)/
1997-Service
     Shares/(m)/ .........       --          --           --             (0.0527)         0.0200         9.86       0.74/(f)/
1997-Class A Shares ......       --          --           --             (0.2766)         0.0300         9.86       3.16/(f)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............    (0.0206)       --           --             (0.5931)         0.0600         9.83       6.86
1996-Administration
     Shares ..............    (0.0198)       --           --             (0.5687)         0.0600         9.83       6.60
1996-Class A Shares ......    (0.0198)       --           --             (0.5687)         0.0600         9.83       6.60

1995-Institutional
     Shares ..............    (0.0287)       --           --             (0.6046)         0.0301         9.77       6.75
1995-Administration
     Shares ..............    (0.0275)       --           --             (0.5803)         0.0300         9.77       6.48
1995-Class A
     Shares/(c)/..........    (0.0134)       --           --             (0.2831)        (0.0200)        9.77       2.74/(f)/

1994-Institutional
     Shares ..............    --             --           --             (0.4486)        (0.2600)        9.74       1.88
1994-Administration
     Shares ..............    --             --           --             (0.4239)        (0.2600)        9.74       1.63

1993-Institutional
     Shares ..............    (0.0024)       --           --             (0.4421)        (0.0400)       10.00       4.13
1993-Administration
     Shares/(e)/..........    (0.0027)       --           --             (0.2173)        (0.0200)       10.00       2.01/(f)/

1992-Institutional
     Shares ..............    --             --           --             (0.5470)         0.0100        10.04       6.12


For the Period July 17, 1991/(g)/through October 31
------------------------------------------------------
1991-Institutional Shares.    --             --           --             (0.1553)         0.0300        10.03       2.14/(f)/


                                                                                    Ratios assuming
                                                                                   no voluntary waiver
                                                                                       of fees or
                                                                                   expense limitations
                                                                               ----------------------------
                                         Ratio of                                              Ratio of
                                           net                         Net                        net
                           Ratio of     investment                   assets                   investment
                              net         income                     at end       Ratio of      income
                           expenses       (loss)      Portfolio        of         expenses      (loss)
                           to average   to average     turnover      period      to average   to average
                           net assets   net assets     rate/(d)/    (in 000s)    net assets   net assets
                          ---------------------------------------------------------------------------------

                                   ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............   0.45%/(b)/     6.08%/(b)/    25.64%       $549,611    0.51%/(b)/      6.02%/(b)/
1997-Administration
     Shares ..............   0.70/(b)/      5.83/(b)/     25.64           4,182    0.76/(b)/       5.77/(b)/
1997-Service
     Shares/(m)/ .........   0.95/(b)/      5.64/(b)/     25.64              22    1.01/(b)/       5.58/(b)/
1997-Class A Shares ......   0.70/(b)/      5.61/(b)/     25.64          39,063    1.01/(b)/       5.30/(b)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............   0.45           5.85          52.36         613,149    0.51            5.79
1996-Administration
     Shares ..............   0.70           5.59          52.36           3,792    0.76            5.53
1996-Class A Shares ......   0.70           5.59          52.36          10,728    1.01            5.28

1995-Institutional
     Shares ..............   0.46           5.77          24.12         657,358    0.53            5.70
1995-Administration
     Shares ..............   0.71           5.50          24.12           3,572    0.78            5.43
1995-Class A
     Shares/(c)/..........   0.69/(b)/      5.87/(b)/     24.12          15,203    1.01/(b)/       5.55/(b)/

1994-Institutional
     Shares ..............   0.46           4.38          37.81         942,523    0.49            4.35
1994-Administration
     Shares ..............   0.71           4.27          37.81           6,960    0.74            4.24

1993-Institutional
     Shares ..............   0.45           4.36         103.74       2,760,871    0.48            4.33
1993-Administration
     Shares/(e)/..........   0.70/(b)/      3.81/(b)/    103.74           5,326    0.73/(b)/       3.78/(b)/

1992-Institutional
     Shares ..............   0.42           5.61         286.40       2,145,064    0.55            5.48


For the Period July 17, 1991(g)through October 31,
------------------------------------------------------
1991-Institutional
     Shares ..............   0.20/(b)/      7.31/(b)/    145.67/(b)/    239,642    1.02/(b)/       6.49/(b)/

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                              SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.      $9.83   $0.3287/(a)/   $(0.0700)/(a)/       --           $0.2587       $(0.3287)       --
1997-Administration
     Shares ..............       9.85    0.3175/(a)/    (0.0700)/(a)/       --            0.2475        (0.3175)       --
1997-Service Shares ......       9.82    0.3043/(a)/    (0.0700)/(a)/       --            0.2343        (0.3043)       --

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.       9.82    0.6290/(a)/     0.0136/(a)/        --            0.6426        (0.6326)       --
1996-Administration
     Shares/(h)/..........       9.86    0.3837/(a)/     0.0003/(a)/        --            0.3840        (0.3940)       --
1996-Service
     Shares/(i)/..........       9.72    0.3134/(a)/     0.1018/(a)/        --            0.4152        (0.3152)       --

1995-Institutional Shares.       9.64    0.6652/(a)/     0.1666/(a)/        --            0.8318        (0.6518)       --
1995-Administration
     Shares ..............       9.64    0.2384/(a)/    (0.0433)/(a)/       --            0.1951        (0.2051)       --

1994-Institutional Shares.      10.14    0.5628/(a)/    (0.4592)/(a)/       --            0.1036        (0.5598)       (0.0438)
1994-Administration
     Shares ..............      10.14    0.5329/(a)/    (0.4539)/(a)/       --            0.0790        (0.5352)       (0.0438)

1993-Institutional Shares.      10.16    0.5627         (0.0135)/(d)/       --            0.5492        (0.5627)       --
1993-Administration
     Shares/(e)/..........      10.23    0.2725         (0.0900)/(d)/       --            0.1825        (0.2725)       --

1992-Institutional Shares.      10.22    0.6703         (0.0600)/(d)/       --            0.6103        (0.6703)       --

1991-Institutional Shares.      10.00    0.8020          0.2200/(d)/        --            1.0220        (0.8020)       --

1990-Institutional Shares.      10.07    0.8300         (0.0700)/(d)/       --            0.7600        (0.8300)       --

1989-Institutional Shares.      10.10    0.8800             --              --            0.8800        (0.8800)       --

For the Period August 15, 1988/(g)/through October 31,
---------------------------------------------------------------
1988-Institutional Shares.      10.00    0.1800          0.1000/(d)/        --            0.2800        (0.1800)       --


                                        Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------

                                                              SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.        --            --          --         $(0.3287)       $(0.0700)       $9.76          2.67%/(f)/
1997-Administration
     Shares ..............        --            --          --          (0.3175)        (0.0700)        9.78          2.55/(f)/
1997-Service Shares ......        --            --          --          (0.3043)        (0.0700)        9.75          2.42/(f)/

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.        --            --          --          (0.6326)         0.0100         9.83          6.75
1996-Administration
     Shares/(h)/..........        --            --          --          (0.3940)        (0.0100)        9.85          4.00/(f)/
1996-Service
     Shares/(i)/..........        --            --          --          (0.3152)         0.1000         9.82          4.35/(f)/

1995-Institutional Shares.        --            --          --          (0.6518)         0.1800         9.82          8.97
1995-Administration
     Shares ..............        --            --          --          (0.2051)        (0.0100)        9.63/(h)/     2.10

1994-Institutional Shares.        --            --          --          (0.6036)        (0.5000)        9.64          0.99
1994-Administration
     Shares ..............        --            --          --          (0.5790)        (0.5000)        9.64          0.73

1993-Institutional Shares.     (0.0065)         --          --          (0.5692)        (0.0200)       10.14          5.55
1993-Administration
     Shares/(e)/..........        --            --          --          (0.2725)        (0.0900)       10.14          1.74

1992-Institutional Shares.        --            --          --          (0.6703)        (0.0600)       10.16          6.24

1991-Institutional Shares.        --            --          --          (0.8020)         0.2200        10.22         10.93

1990-Institutional Shares.        --            --          --          (0.8300)        (0.0700)       10.00          8.23

1989-Institutional Shares.        --            --          (0.0300)    (0.9100)        (0.0300)       10.07          9.08

For the Period August 15, 1988/(g)/through October 31
---------------------------------------------------------------
1988-Institutional Shares.        --            --          --          (0.1800)         0.1000        10.10          3.30/(f)/

                                                                                       Ratios assuming
                                                                                     no voluntary waiver
                                                                                         of fees or
                                                                                     expense limitations
                                                                                 ----------------------------
                                           Ratio of                                              Ratio of
                                             net                         Net                        net
                             Ratio of     investment                   assets                   investment
                                net         income                     at end       Ratio of      income
                             expenses       (loss)      Portfolio        of         expenses      (loss)
                            to average    to average     turnover      period      to average   to average
                            net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          -----------------------------------------------------------------------------------

                                                   SHORT DURATION GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.     0.45%/(b)/   6.44%/(b)/      43.72%     $99,824       0.73%/(b)/     6.16%/(b)/
1997-Administration
     Shares ..............     0.70/(b)/    6.22/(b)/       43.72        1,504       0.98/(b)/      5.94/(b)/
1997-Service Shares ......     0.95/(b)/    5.94/(b)/       43.72        2,522       1.23/(b)/      5.66/(b)/

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.     0.45         6.44           115.45       99,944       0.71           6.18
1996-Administration
     Shares/(h)/..........     0.70/(b)/    5.97/(b)/      115.45          252       0.96/(b)/      5.71/(b)/
1996-Service
     Shares/(i)/..........     0.95/(b)/    6.05/(b)/      115.45        1,822       1.21/(b)/      5.79/(b)/

1995-Institutional Shares.     0.45         6.87           292.56      103,760       0.72           6.60
1995-Administration
     Shares ..............     0.70/(b)/    7.91/(b)/      292.56           --       0.90/(b)/      7.71/(b)/

1994-Institutional Shares.     0.45         5.69           289.79      193,095       0.59           5.55
1994-Administration
     Shares ..............     0.70         5.38           289.79          730       0.84           5.24

1993-Institutional Shares.     0.45         5.46           411.66      359,708       0.64           5.31
1993-Administration
     Shares/(e)/..........     0.70/(b)/    4.84/(b)/      411.66       16,490      0.80/(b)/       4.74/(b)/

1992-Institutional Shares.     0.45         6.60           216.07      277,927      0.69            6.36

1991-Institutional Shares.     0.45         8.25           155.44      158,848      0.79            7.91

1990-Institutional Shares.     0.45         8.62           173.21       68,995      0.95            8.12

1989-Institutional Shares.     0.46         8.71           137.37       31,015      1.39            7.78+

For the Period August 15, 1988/(g)/through October 31
---------------------------------------------------------------
1988-Institutional Shares.     0.55/(b)/    8.55/(b)/      167.00/(b)/  39,052      1.42/(b)/       7.68/(b)/

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
---------------------------------------------------------------
1997-Institutional Shares.      $9.96   $0.2097/(a)/   $(0.0200)/(a)/       --           $0.1897       $(0.2097)       --
1997-Administration
   Shares ................       9.96    0.1976/(a)/    (0.0200)/(a)/       --            0.1776        (0.1976)       --
1997-Service Shares.......       9.97    0.1852/(a)/    (0.0300)/(a)/       --            0.1552        (0.1852)       --

For the Year Ended October 31,
---------------------------------------------------------------
1996-Institutional Shares.       9.94    0.4192/(a)/     0.0200/(a)/       --            0.4392        (0.4192)       --
1996-Administration
   Shares ................       9.94    0.3944/(a)/     0.0200/(a)/       --            0.4144        (0.3944)       --
1996-Service Shares.......       9.95    0.3697/(a)/     0.0200/(a)/       --            0.3897        (0.3697)       --

1995-Institutional Shares.       9.79    0.4235/(a)/     0.1500/(a)/       --            0.5735        (0.4235)       --
1995-Administration
   Shares ................       9.79    0.3989/(a)/     0.1500/(a)/       --            0.5489        (0.3989)       --
1995-Service Shares ......       9.79    0.3744/(a)/     0.1600/(a)/       --            0.5344        (0.3744)       --

1994-Institutional Shares.      10.23    0.3787/(a)/    (0.3575)/(a)/      --            0.0212        (0.3787)       (0.0825)
1994-Administration
   Shares ................      10.23    0.3537/(a)/    (0.3575)/(a)/      --           (0.0038)       (0.3537)       (0.0825)
1994-Service Shares/(j)/..       9.86    0.0475/(a)/    (0.0700)/(a)/      --           (0.0225)       (0.0475)       --

1993-Institutional Shares.       9.93    0.3834          0.3000/(d)/       --            0.6834        (0.3834)       --
1993-Administration
   Shares/(j)/............      10.16    0.1555          0.0720/(d)/       --            0.2275        (0.1555)       --

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.      10.00    0.0341         (0.0700)/(d)/      --           (0.0359)       (0.0341)       --


                                        Distributions to shareholders
                          ---------------------------------------------------------
                                         In excess of
                                         net realized                                    Net
                                            gain on                                   increase
                             In excess    investment,      From         Total        (decrease)     Net asset
                              of net      option and       paid     distributions      in net        value at
                            investment      futures         in            to            asset         end of        Total
                              income     transactions    capital     shareholders       value         period       return/(k)/
                          ----------------------------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------------------
1997-Institutional Shares.      --            --            --          $(0.2097)       $(0.0200)       $9.94       1.91%/(f)/
1997-Administration
   Shares ................      --            --            --           (0.1976)        (0.0200)        9.94       1.79/(f)/
1997-Service Shares.......      --            --            --           (0.1852)        (0.0300)        9.94       1.56/(f)/

For the Year Ended October 31,
-------------------------------------------------------------------
1996-Institutional Shares.      --            --            --           (0.4192)         0.0300         9.96       4.50
1996-Administration
   Shares ................      --            --            --           (0.3944)         0.0300         9.96       4.24
1996-Service Shares.......      --            --            --           (0.3697)         0.0200         9.97       3.98

1995-Institutional Shares.      --            --            --           (0.4235)         0.1500         9.94       5.98
1995-Administration
   Shares ................      --            --            --           (0.3989)         0.1500         9.94       5.76
1995-Service Shares ......      --            --            --           (0.3744)         0.1600         9.95       5.59

1994-Institutional Shares.      --            --            --           (0.4612)        (0.4400)        9.79       0.17
1994-Administration
   Shares ................      --            --            --           (0.4362)        (0.4400)        9.79      (0.11)
1994-Service Shares/(j)/..      --            --            --           (0.0475)        (0.0700)        9.79      (0.32)/(f)/

1993-Institutional Shares.      --            --            --           (0.3834)         0.3000        10.23       7.03

1993-Administration
   Shares/(j)/............      --            --            --           (0.1555)         0.0720        10.23       2.28/(f)/

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.      --            --            --           (0.0341)        (0.0700)        9.93      (0.34)/(f)/


                                                                                       Ratios assuming
                                                                                     no voluntary waiver
                                                                                         of fees or
                                                                                     expense limitations
                                                                                 ----------------------------
                                           Ratio of                                              Ratio of
                                             net                         Net                        net
                             Ratio of     investment                   assets                   investment
                                net         income                     at end       Ratio of      income
                             expenses       (loss)      Portfolio        of         expenses      (loss)
                            to average    to average     turnover      period      to average   to average
                            net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          -----------------------------------------------------------------------------------

                                                   SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------------------
1997-Institutional Shares.   0.45%/(b)/     4.24%/(b)/      99.59%      $37,159      1.05%/(b)/      3.64%/(b)/
1997-Administration
   Shares ................   0.70/(b)/      4.03/(b)/       99.59           113      1.30/(b)/       3.43/(b)/
1997-Service Shares.......   0.95/(b)/      3.77/(b)/       99.59         1,045      1.55/(b)/       3.17/(b)/

For the Year Ended October 31,
-------------------------------------------------------------------
1996-Institutional Shares.   0.45           4.21           231.65        34,814      1.01            3.65
1996-Administration
   Shares ................   0.70           3.96           231.65            48      1.26            3.40
1996-Service Shares.......   0.95           3.74           231.65           695      1.51            3.18

1995-Institutional Shares.   0.45           4.31           259.52        58,389      0.77            3.99
1995-Administration
   Shares ................   0.70           4.14           259.52            46      1.02            3.82
1995-Service Shares ......   0.95           3.87           259.52           454      1.27            3.55

1994-Institutional Shares.   0.45           3.74           354.00        83,704      0.61            3.58
1994-Administration
   Shares ................   0.70           3.51           354.00         3,866      0.86            3.35
1994-Service Shares/(j)/..   0.95/(b)/      4.30/(b)/      354.00           440      1.11/(b)/       4.14/(b)/


1993-Institutional Shares.   0.41           3.70           404.60       115,803      1.06            3.05
1993-Administration
   Shares/(j)/............   0.70/(b)/      3.32/(b)/      404.60           911      1.07/(b)/       2.95/(b)/

For the Period October 1, 1992/(g)/through October 31,
-------------------------------------------------------------------
1992-Institutional Shares.   0.05/(b)/      4.58/(b)/       31.19/(f)/   14,601      2.68/(b)/       1.95/(b)/

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------



                                               Income (loss) from investment operations/(n)/         Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions     transactions    operations      income     transactions
                          -------------------------------------------------------------------------------------------------------

                                                         CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      $9.85     $0.3236        $(0.1403)        $(0.0003)      $0.1830       $(0.3230)       --
1997-Administrative
     Shares ..............       9.84      0.3108         (0.1398)         (0.0003)       0.1707        (0.3107)       --
1997-Service Shares  .....       9.86      0.2991         (0.1399)         (0.0003)       0.1589        (0.2989)       --

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............      10.00      0.6448         (0.0704)         --             0.5744        (0.6438)       (0.0806)
1996-Administrative
     Shares/(l)/ .........       9.91      0.4083         (0.0703)         --             0.3380        (0.4080)       --
1996-Service
     Shares/(l)/ .........       9.77      0.3756          0.0898          --             0.4654        (0.3754)       --

1995-Institutional
     Shares ..............       9.24      0.6423          0.7610          --             1.4033        (0.6433)       --

For the Period January 5, 1994/(g)/through October 31,
------------------------------------------------------
1994-Institutional Shares.      10.00      0.4648         (0.7617)         --            (0.2969)       (0.4648)       --


                                       Distributions to shareholders
                           -----------------------------------------------------------
                                           In excess of
                                           net realized                                    Net
                                              gain on                                   increase
                               In excess    investment,      From         Total        (decrease)     Net asset
                                of net      option and       paid     distributions      in net        value at
                              investment      futures         in            to            asset         end of        Total
                                income     transactions    capital     shareholders       value         period       return/(k)/
                          ------------------------------------------------------------------------------------------------------

                                                            CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30,
-------------------------------------------------------
1997-Institutional
     Shares ..............        --          --           --            $(0.3230)      $(0.1400)       $9.71       1.87%/(f)/
1997-Administrative
     Shares ..............        --          --           --             (0.3107)       (0.1400)        9.70       1.75/(f)/
1997-Service Shares  .....        --          --           --             (0.2989)       (0.1400)        9.72       1.63/(f)/

For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
     Shares ..............        --          --           --             (0.7244)       (0.1500)        9.85       5.98
1996-Administrative
     Shares/(l)/ .........        --          --           --             (0.4080)       (0.0700)        9.84       3.56/(f)/
1996-Service
     Shares/(l)/ .........        --          --           --             (0.3754)        0.0900         9.86       4.90/(f)/

1995-Institutional
     Shares ..............        --          --           --             (0.6433)        0.7600        10.00      15.72

For the Period January 5, 1994/(g)/through October 31,
-------------------------------------------------------
1994-Institutional Shares.        --          --           --             (0.4648)       (0.7617)        9.24      (3.00)


                                                                                        Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------
                                            Ratio of                                              Ratio of
                                              net                         Net                        net
                              Ratio of     investment                   assets                   investment
                                 net         income                     at end       Ratio of      income
                              expenses       (loss)      Portfolio        of         expenses      (loss)
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(d)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------

                                                   CORE FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------

For the Six Months Ended April 30,
------------------------------------------------------
1997-Institutional
     Shares ..............      0.45%/(b)/    6.66%/(b)/    174.52%        $73,483    0.76%/(b)/    6.35%/(b)/
1997-Administrative
     Shares ..............      0.70/(b)/     6.49/(b)/     174.52           6,194    1.01/(b)/     6.18/(b)/
1997-Service Shares  .....      0.95/(b)/     6.22/(b)/     174.52           1,108    1.26/(b)/     5.91/(b)/

For the Year Ended October 31,
------------------------------------------------------
1996-Institutional
     Shares ..............      0.45          6.51          414.20          72,061    0.83          6.13
1996-Administrative
     Shares/(l)/ .........      0.70/(b)/     6.41/(b)/     414.20             702    1.08/(b)/     6.03/(b)/
1996-Service
     Shares/(l)/ .........      0.95/(b)/     6.37/(b)/     414.20             381    1.33/(b)/     5.99/(b)/

1995-Institutional
     Shares ..............      0.45          6.56          383.26          55,502    0.96          6.05

For the Period January 5, 1994/(g)/through October 31,
------------------------------------------------------
1994-Institutional
     Shares ..............      0.45/(b)/     6.48/(b)/     288.25          24,508    1.46/(b)/     5.47/(b)/

/(a)/ Calculated based on the average shares outstanding methodology.

/(b)/ Annualized.

/(c)/ Class A share activity commenced on May 15, 1995.

/(d)/ Includes the effect of mortgage dollar roll transactions.

/(e)/ Administration share activity commenced on April 15, 1993.

/(f)/ Not annualized.

/(g)/ Commencement of operations.

/(h)/ Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

/(i)/ Service share activity commenced on April 10, 1996.

/(j)/ Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.

/(k)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.

/(l)/ Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.

/(m)/ Service share activity commenced on March 27, 1997.

/(n)/ Includes the balancing effect of calculating per share amounts.

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004







Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




FISARINST
------------------------------------------------------------------------------
The Goldman Sachs
Fixed Income Funds

------------------------------------------------------------------------------

Semiannual Report
April 30, 1997





Goldman Sachs Adjustable Rate Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Core Fixed Income Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.


-----------------------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                               1             Financial Statements                      18
Goldman Sachs Government Income Fund          3             Notes to Financial Statements             22
Goldman Sachs Global Income Fund              8             Financial Highlights                      29
Goldman Sachs Municipal Income Fund          13
 ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


-------------------------------------------------------------------------------

                        Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]


                10/31/96        4/30/97
3-Month           5.14%          5.23%
6-Month           5.26%          5.52%
  1               5.40%          5.89%
  2               5.73%          6.27%
  3               5.86%          6.40%
  5               6.07%          6.57%
 10               6.34%          6.71%
 30               6.64%          6.95%

Source:  Bloomberg, L.P.

The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Continued to Perform Well

     During the period under review, mortgage-backed securities (MBS) performed very well, buoyed by a surge in investor demand and stable prepayment activity. Investor interest in the MBS market was triggered primarily by the favorable interest rate environment. Throughout the period, rates remained in a fairly tight range, allowing prepayment anxieties to subside. In addition, with other highly rated fixed income instruments yielding approximately the same as similar-duration Treasuries, investors turned to the mortgage-backed sector for yield enhancement. Finally, an increase in collateralized mortgage obligation
(CMO) creation led to steady demand for underlying pass-through securities. As a result of all of these positive factors, mortgage-backed securities became increasingly expensive during the period as their yield spreads relative to Treasuries tightened.

Performance Review

     For the six-month period ended April 30, 1997, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to strong results from its investments in mortgage-backed securities, particularly CMOs. The fund's Class B shares, which have higher expenses, also achieved positive returns. The net asset value (NAV) of both classes declined due to rising interest rates during the period.

     We are pleased to report that the fund's Class A shares ranked within the top 10% of intermediate U.S. government income funds (seventh out of 122) based on total return for the 12 months ended April 30, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they have been in existence less than 12 months.)

-----------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-----------------------------------------------------------------------

                                               Class A       Class B
                                               -------       -------
 Total Return (based on net asset value)        1.83%         1.43%
--------------------------------------------------------------------
     Return From Monthly Distributions          3.67%         3.28%
--------------------------------------------------------------------
     Return From Price Depreciation            -1.84%        -1.85%
--------------------------------------------------------------------
 Total Return of Lehman Brothers                1.81%         1.81%
     Government/Mortgage Index
--------------------------------------------------------------------
 NAV (as of 4/30/97)                          $14.10        $14.11
--------------------------------------------------------------------
 NAV Change                                   -$0.26        -$0.26
--------------------------------------------------------------------

Portfolio Composition and Investment Strategies

     The primary changes to the portfolio's sector allocations during the period were a reduction of fixed rate mortgage pass-through and asset-backed securities in favor of U.S. Treasuries and agency debentures.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund   (continued)


--------------------------------------------------------------------------------
                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

         U.S. Treasuries                                     36.7%
         Fixed Rate Mortgage Pass-Throughs                   26.1%
         CMO's                                               13.0%
         Asset-Backed Securities                             11.0%
         Agency Debentures                                   10.2%
         Repos/Cash Equivalents                               3.0%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio held a 36.7% position in U.S. Treasuries, its single largest allocation as of April 30. The fund's holdings in Treasuries more than doubled as we scaled back exposure to the mortgage-backed and asset-backed sectors, both of which were nearing full value.

 .    Fixed Rate Mortgage Pass-Throughs. As of April 30, the fund's investment in fixed rate mortgage pass-throughs accounted for 26.1% of the portfolio, down from 40.4% six months earlier. The sector performed well during the period, as many of the factors which supported MBS through 1996 remained in place: low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). However, as the MBS market repriced to reflect the favorable environment, we reduced the position.

     We also used mortgage dollar rolls during the period, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. The CMO market enjoyed strong demand from yield-seeking investors, while the supply of CMOs, though rising, remained relatively low from a historical perspective. As the sector became more expensive, we reduced the fund's allocation to 13.0% from 22.0% last October. Specifically, we cut sequential-pay/support CMOs to 7.2%, approximately half their weighting six months ago, and planned amortization class (PAC) CMOs to 4.2% from 5.5%.

 .    Asset-Backed Securities. As of April 30, the fund's ABS position was 11.0%, down from 19.9% last October. During the period, the ABS sector experienced some selling pressure, in part due to negative credit events among selected credit card and sub-prime auto lenders. Overall, however, the sector performed well: investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .    Agency Debentures. Agency debentures represented 10.2% of the portfolio as of the end of the period, constituting an overweighted position compared with the benchmark's 8.0%. We added to the allocation during the period as alternative sectors richened.

 .    Issuer Composition. The portfolio composition of the fund's mortgage-backed security holdings by issuer was 13.6% in Federal National Mortgage Association
(FNMA) issues and 13.2% in Government National Mortgage Association (GNMA) issues.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)


--------------------------------------------------------------------------------
 .    Credit Quality. As of April 30, 75.5% of the portfolio was invested in U.S.
government and agency securities, 21.5% of the portfolio was invested in triple-A-rated securities and 3.0% of the portfolio was invested in cash equivalents.

 .    Prudent Use of Derivatives. As discussed earlier, the fund held a 7.2%
position in sequential-pay/support CMOs and a 4.2% position in PAC CMOs, securities that are generally considered to be lower risk derivative instruments. In addition, the portfolio held small positions in inverse floaters, interest-only (IO) CMOs and principal-only (PO) CMOs for their potential to add incremental yield. The portfolio's combined position in these higher risk derivatives was 1.6% as of the end of the period.

 .    Duration.  We seek excess return over the Index through sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 4.4 years, in line with that of the Index.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     Regarding specific fixed income sectors, investor demand for mortgage-backed securities remains robust, but lower rates and rising volatility increase the risk of refinancings and lead us to maintain a cautious outlook for mortgage pass-throughs over the next few months. Similarly, while CMOs do not generally offer significant value over mortgage pass-throughs, specific structures within the CMO market present attractive investment opportunities. In the ABS sector, anxiety regarding negative credit events during the first quarter appears to be subsiding. However, we believe the market is now more alert to credit distinctions among issuers, servicers and collateral types, and has begun pricing securities accordingly. Consequently, it may become more challenging to identify unrecognized value within the ABS sector, particularly among the higher quality issues that we tend to emphasize.

Distribution Policy

     The fund's Class A and Class B shares paid out monthly distributions of approximately $0.52 and $0.47 per share, respectively, during the six-month period ended April 30, 1997. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Erica Adelberg

Erica Adelberg


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
May 30, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations--37.7%
Federal Home Loan Mortgage Corp. (FHLMC)--1.8%
$  1,000,000               7.00%                 TBA 15-Yr /(a)/   $    990,930
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--8.7%
$  1,000,000/(h)/          6.50%                 TBA 7-Yr  /(a)/   $    981,560
   1,000,000               7.00                  TBA 30-Yr /(a)/        968,750
   1,000,000               7.50                  TBA 30-Yr /(a)/        942,500
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,985,000
--------------------------------------------------------------------------------
                                                                   $  4,877,810
--------------------------------------------------------------------------------
Government National Mortgage Association
     (GNMA) --13.0%
$    238,209               9.00%                 10/15/19          $    253,098
      97,383               9.00                  12/15/19               103,470
     315,821               7.50                  04/15/23               314,933
     610,646               7.50                  07/15/23               608,930
     368,845               7.00                  08/15/23               359,162
     695,669               7.00                  10/15/23               677,408
      61,762               7.00                  11/15/23                60,141
     877,541               7.00                  12/15/23               854,506
   1,005,084               8.00                  12/15/26             1,018,690
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,982,500
   1,000,000/(h)/          8.00                  TBA 30-Yr /(a)/      1,013,430
--------------------------------------------------------------------------------
                                                                   $  7,246,268
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--14.2%
Interest Only--0.4%
FNMA Interest-Only Stripped Security, Series 151, Class 2/(d)/
$    643,343              11.30%                 07/25/22          $    213,024
--------------------------------------------------------------------------------
                                                                   $    213,024
--------------------------------------------------------------------------------
Inverse Floater--0.7%
FNMA Remic Trust, Series 1992-62, Class S
$    404,038               9.27%/(c)/            05/25/99          $    405,941
--------------------------------------------------------------------------------
                                                                   $    405,941
--------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--2.9%
FNMA Remic Trust, Series 1997-9, Class B
$  1,000,000               6.50%                 10/25/22          $    962,510
GE Capital Mortgage Services, Inc., Series 1994-11, Class A1
     644,342               6.50                  03/25/24               644,941
--------------------------------------------------------------------------------
                                                                   $  1,607,451
--------------------------------------------------------------------------------
Principal Only--1.9%
FNMA Remic Trust, Series G-35, Class N/(d)/
$    575,000               6.16%                 10/25/21          $    419,376
FNMA Remic Trust, Series 1993-205, Class C/(d)/
     750,000               7.23%                 09/25/23               625,545
--------------------------------------------------------------------------------
                                                                   $  1,044,921
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--1.4%
Citicorp Mortgage Securities, Series 1993-11, Class A6
$    818,108               6.25%                 09/25/08          $    788,362
--------------------------------------------------------------------------------
                                                                   $    788,362
--------------------------------------------------------------------------------
Support--7.0%
GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
$    996,703               6.50%                 03/25/24          $    865,497
Housing Securities, Inc., Series 1994-1, Class A13
   1,455,585               6.50                  03/25/09             1,329,852
Prudential Securities, Series 1995-2, Class A
     797,338               5.77                  11/15/15               799,578
Salomon Brothers Mortgage Securities VII, Series 1996-6H, Class A1
   1,000,000               6.00                  09/30/08               899,840
--------------------------------------------------------------------------------
                                                                   $  3,894,767
--------------------------------------------------------------------------------
     Total Collateralized Mortgage Obligations                     $  7,954,466
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
     (Cost $21,101,884)                                            $ 21,069,474
--------------------------------------------------------------------------------
Asset-Backed Securities--11.6%

Asset Securitization Corp., Series 1996, Class A1
$    300,000               6.88%                 11/13/26          $    295,699
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
     720,000               6.23                  06/15/03               710,546
CPS Auto Grantor Trust, Series 1993-3, Class A
     855,634               6.30                  08/15/02               850,107
Fingerhut Master Trust, Series 1996-1, Class A
     590,000               6.45                  02/20/02               589,263
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
     650,000               5.50                  02/15/03               622,980
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     500,000               7.32                  12/26/28               498,614
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     500,000               7.46                  05/15/06               506,875
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
     224,429               6.55                  11/20/01               225,129

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Asset-Backed Securities(continued)
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
$    420,638               6.85%                 06/15/01          $    424,099
Premier Auto Trust, Series 1993-6, Class A2
     271,484               4.65                  11/02/99               269,021
Premier Auto Trust, Series 1994-1, Class A3
     176,500               4.75                  02/02/00               175,672
Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000               8.10                  06/15/04               473,368
Standard Credit Card Trust, Series 1990-3, Class A
     860,000               9.50                  07/10/98               860,533
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $6,623,680)                                             $  6,501,906
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--10.0%
Small Business Administration
$  1,700,000               7.15%                 03/01/17          $  1,685,176
   1,400,000               7.50                  04/01/17             1,416,562
Sri Lanka Aid/(c)/
   2,500,000               6.06                  02/21/16             2,464,075
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
     (Cost $5,562,500)                                             $  5,565,813
--------------------------------------------------------------------------------
U.S. Treasury Obligations--35.6%
United States Treasury Bonds
$    140,000               8.75%                 05/15/17          $    165,484
     270,000/(e)/          8.88                  08/15/17               322,988
   3,450,000               8.75                  05/15/20             4,109,813
     180,000               8.75                  08/15/20               214,565
     690,000/(e)/          7.63                  02/15/25               740,025
United States Treasury Notes
   1,460,000/(e)/          7.38                  11/15/97             1,471,636
     700,000               5.88                  04/30/98               699,342
   5,650,000/(e)/          6.88                  08/31/99             5,712,659
   3,700,000               6.13                  07/31/00             3,664,739
   1,100,000               5.63                  11/30/00             1,070,091
   1,200,000               7.50                  02/15/05             1,256,436
United States Treasury Principal-Only Stripped Securities/(d)/
     300,000               6.85                  05/15/05               174,777
   1,550,000               7.23                  05/15/20               302,790
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
     (Cost $20,041,673)                                            $ 19,905,345
--------------------------------------------------------------------------------
Repurchase Agreement--19.9%
Joint Repurchase Agreement Account/(e)/
$ 11,100,000               5.49%                 05/01/97          $ 11,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
     (Cost $11,100,000)                                            $ 11,100,000
--------------------------------------------------------------------------------
Total Investments
     (Cost $64,429,737/(f)/)                                       $ 64,142,538
--------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:
                                   Number of
                                   Contracts         Settlement     Unrealized
            Type               Long (Short)/(g)/       Month        Gain (Loss)
---------------------------   ------------------   --------------  -------------
Euro Dollars                          3            September 1997       $375
5 Year U.S. Treasury Notes           19            June 1997           4,312
U.S. Long Term Bond                   3            June 1997           6,282
                                                                   -------------
                                                                     $10,969
--------------------------------------------------------------------------------

Federal Income Tax Information:

Gross unrealized gain for investments in which value
  exceeds cost                                                      $   118,460
Gross unrealized loss for investments in which cost
  exceeds value                                                        (509,387)
--------------------------------------------------------------------------------
Net unrealized loss                                                 $  (390,927)
--------------------------------------------------------------------------------

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(d)/The interest rate disclosed for these securities represents effective yields to maturity.

/(e)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.

/(f)/The aggregate cost for federal income tax purposes is $64,533,465.

/(g)/Each 5-Year U.S. Treasury Note and U.S. Long Term Bond contract represents
     $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value at risk are $5,200,000 and $3,032,288, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

/(h)/When-issued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

Special Event

     To accommodate different clients' needs and preferences, on March 12, 1997, the fund opened a new share class (Service).

Favorable Economic Factors Helped European Bonds While Rising Rates Impacted Treasuries

     Global bonds began the period under review on a strong note, but weakened during the first quarter of 1997. European bonds were the best performers during the period, while the United States lagged along with the dollar bloc markets.

     The economic fundamentals that supported most European bonds throughout 1996 -- particularly weak economic growth and contained inflation -- remained intact during the period. This favorable backdrop, plus yield convergence ahead of European monetary union (EMU), helped the higher yielding bonds of Spain achieve the best performance of all the major bond markets (hedged into U.S. dollars). The "core" European markets such as Germany also fared well due to increased expectations of tighter fiscal policies to help them meet EMU criteria. In contrast, the U.K. gilt underperformed most European bonds as sharply accelerating growth triggered fears of higher inflation. In Japan, the performance of Japanese Government Bonds (JGBs) trailed nearly all of the major European markets but still fared reasonably well (hedged into U.S. dollars). The Japanese market strengthened following a sharp November sell-off when continued weakness in the financial sector made near-term rate hikes by the Bank of Japan unlikely.

     In the United States, stronger than expected economic growth pushed yields higher and prompted the Federal Reserve to raise the federal funds rate by a quarter-percentage point in March. As a result, U.S. Treasuries posted the poorest performance of all the major bond markets.

Performance Review: Country Allocations Contributed to Performance

     During the period under review, the Goldman Sachs Global Income Fund's Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. The fund's favorable results were primarily due to its overweighting in German bonds, one of the strongest European markets during the period, and its underweighting in the United States, the weakest market.

     The fund's Class A and B shares, which have higher expenses than the Institutional shares, lagged the benchmark. The fund's Service shares achieved positive performance since their inception on March 12, 1997; however, a partial period of approximately 1 1/2 months is obviously too brief a period to measure performance meaningfully.

     The fund's Institutional and Class A shares fared well compared with their peers. For the 12-month period ended April 30, the Institutional and Class A shares ranked 25th and 29th, respectively, out of 133 global income funds based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

-------------------------------------------------------------------------------
performance is not a guarantee of future results. Class B and Service shares were not ranked for this period because they were in existence less than 12 months.)

     We are also pleased to announce that for the five-year period ended April 30, 1997, the fund's Class A shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/


----------------------------------------------------------------------------------------------------------------------
   Performance Summary: October 31, 1996 - April 30, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                          Institu-
                                                     Class A           Class B             tional          Service*
                                                     -------           -------            --------        ---------
 Total Return (based on net
   asset value)                                        3.22%             2.94%              3.50%            0.21%
----------------------------------------------------------------------------------------------------------------------
     Return From Monthly                               2.80%             2.59%              3.08%            0.01%
       Distributions
----------------------------------------------------------------------------------------------------------------------
     Return From Price                                 0.42%             0.35%              0.42%            0.20%
       Appreciation
----------------------------------------------------------------------------------------------------------------------
 Total Return of J.P.                                  3.47%             3.47%              3.47%            0.50%
   Morgan Global
   Government Bond Index
----------------------------------------------------------------------------------------------------------------------
 NAV (as of 4/30/97)                                 $14.59            $14.58             $14.58           $14.59
----------------------------------------------------------------------------------------------------------------------
 NAV Change                                          +$0.06            +$0.05             +$0.06           -$0.10
----------------------------------------------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/12/97.

------------------------------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

     During the period, we successfully employed several currency strategies relative to our neutral position, which is to be fully hedged into U.S. dollars. The main contributors to the positive currency performance were the fund's long U.S. dollar positions against the yen and long positions in the high-yielding European currencies against the Deutschemark and Swiss franc. The U.S. dollar was supported by strong growth and rising short-term rates while the high-yielding European currencies benefited from the EMU process gaining momentum.

Portfolio Composition and Investment Strategies

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]


U.S.                   33.1%
Germany                11.0%
Cash                   10.7%
Japan                  10.4%
U.K.                   10.1%
Australia               8.5%
Italy                   6.3%
Sweden                  4.3%
France                  3.0%
Spain                   2.6%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of April 30, 1997, the fund was slightly underweighted in the dollar bloc countries (e.g., U.S., Canada and Australia) relative to the Index, 41.6% versus 44.3%.

     U.S. In the U.S., Treasury prices came under pressure when accelerating economic growth drove bond yields

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
higher and prompted a Fed rate hike. As noted, the fund was underweighted in Treasuries, which significantly benefited its performance relative to the Index. As of April 30, 33.1% of the portfolio was invested in U.S. Treasuries compared with a 40.2% allocation for the benchmark.

     Other Dollar Bloc. The fund was not invested in Australia when the period began, but we took advantage of improving bond fundamentals and a widening of the Australia/U.S. bond yield differential by reestablishing a position in December 1996. As of April 30, Australian bonds accounted for 8.5% of the portfolio, overweighted compared with the benchmark's 1.2%. The fund also briefly held a position in Canada, which performed well and was sold at a profit.

 .    Europe. European bonds were the strongest performers and they contributed to the fund's favorable results during the period. As of April 30, the region accounted for 37.3% of the portfolio compared with a 41.4% weighting for the Index.

     Germany. Despite a pickup in growth in mid-1996, the period under review was marked by a return of softening economic activity. The most dramatic indication of Germany's continuing economic difficulties was a record increase in unemployment in January to levels last seen in 1933. The belief that an end of the Bundesbank's very easy monetary policy was not in sight continued to support the bond market. The fund held an overweighted position in Germany relative to the Index, 11.0% versus 8.9%.

     Spain, Sweden and Italy. When the period began, increased optimism regarding EMU particularly benefited the higher-yielding bonds of Spain and Sweden. Though the prospects for EMU dimmed somewhat during the first quarter, Spain, a 2.6% position as of April 30, continued to perform well due to favorable economic fundamentals. Sweden's portfolio weighting was in line with the Index for most of the period, then increased to 4.3% in April in anticipation of further rate cuts on the back of favorable inflation reports. Finally, as of April 30, the portfolio was overweighted in Italy, 6.3% versus 4.9% for the Index, because growth remains muted and we expect it to benefit from further yield convergence.

     U.K. The U.K.'s economy continued to grow at a pace well above that of the rest of Europe. The prospect of higher rates, as well as concerns surrounding the general election, raised investor uncertainty and impacted the performance of the U.K. gilt. However, we increased the portfolio's U.K. position in January in the belief that the forward interest rate curve reflected an overly pessimistic view of potential monetary tightening. By April 30, the U.K. was 10.1% of the portfolio, overweighted compared with the benchmark (6.4%).

     France. Though the fund was not invested in France during most of the period, we established a 3.0% position in April, as we believed that the underperformance of shorter term bonds in that market presented an attractive investment opportunity relative to Germany.

     Ireland, Denmark and the Netherlands. During the period, we sold the portfolio's small positions in Ireland, Denmark and the Netherlands after they performed well and fulfilled our return expectations.

 .    Japan.  The fund significantly underweighted Japan relative to the Index
(10.4% versus 14.3%) because economic growth, though muted, continued to point towards economic recovery. To a significant extent, the Japanese bond market shrugged off signs of strengthening growth as being "front loading" ahead of the consumption tax hike on April 1. Instead, the market focused on the need for a continuation of low rates to assist the troubled financial sector.

 .    Cash Equivalents.  We reduced the fund's cash equivalent position to 10.7%, down from 15.5% six months ago, in favor of attractive investment opportunities.

 .    Credit Quality.  Throughout the period, the portfolio was 100% invested in triple-A-rated securities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
 .    Duration.  As of the end of the period, the fund's duration was shorter than that of the Index, 4.7 years compared with 5.1 years, primarily due to its underweighting in Japan and its cash equivalent position. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV should move in relation to interest rate fluctuations.)

Distribution Policy

     During the six-month period under review, the fund's Class A, B and Institutional shares paid out distributions of $0.40, $0.37 and $0.44 per share, respectively. From their inception on March 12 through April 30, the fund's Service shares paid out $0.13 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

Fund Outlook

     The rapid pace of U.S. economic growth during the past two quarters leads us to expect further Fed tightening. Despite early signs of a possible slowdown in the second quarter, we continue to believe that bond yields will need to rise from current levels to ensure that inflationary pressures remain in check.

     European growth remains modest, but even more importantly, inflation appears to be set for further declines (excluding the U.K.). Provided EMU remains on track, short rates across Europe appear likely to stay at current levels for a sustained period. Consequently, we expect European bonds to provide reasonable returns, outperforming the weaker U.S. bond market. In the U.K., a 25-basis-point rate hike and greater independence for the Bank of England has established the new Labor government's anti-inflation credentials. Any policy that moves towards a closer relationship with continental Europe will further highlight the fundamentally cheap levels for U.K. gilts relative to other European bonds.

     In Japan, a rate hike in the near future remains unlikely but JGBs are vulnerable to the threat of a change in government policy or an asset allocation shift. For example, the weakness of the life insurance companies may force the authorities to consider the cost of maintaining historically low short-term rates. Furthermore, the strong performance of the equity market at the end of the period may prompt an asset allocation shift away from bonds into equities, putting further upward pressure on Japanese yields.

/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments

/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                   Interest            Maturity
Amount(a)                     Rate                Date                    Value
--------------------------------------------------------------------------------
Debt Obligations--87.7%
Australian Dollar--8.4%
Commonwealth of Australia
AUD        21,700,000         10.00%            02/15/06          $  19,262,621
--------------------------------------------------------------------------------
British Pound Sterling--9.8%
United Kingdom Treasury
BPS         8,000,000          8.50%            12/07/05          $  13,833,063
            5,300,000          7.50             12/07/06              8,528,207
--------------------------------------------------------------------------------
                                                                  $  22,361,270
--------------------------------------------------------------------------------
Deutschemark--10.8%
Federal Republic of Germany
DEM        28,000,000          7.50%            11/11/04          $  18,101,859
            2,000,000          6.50             10/14/05              1,216,538
            9,000,000          6.25             04/26/06              5,383,994
--------------------------------------------------------------------------------
                                                                  $  24,702,391
--------------------------------------------------------------------------------
French Franc--3.0%
Government of France
FRF        40,000,000          4.75%            03/12/02          $   6,851,366
--------------------------------------------------------------------------------
Italian Lira--6.1%
Republic of Italy
ITL    22,000,000,000          9.50%            05/01/01          $  13,922,058
--------------------------------------------------------------------------------
Japanese Yen--10.2%
International Bank for Reconstruction & Development
JPY     1,400,000,000          4.50%            06/20/00          $  12,132,194
          700,000,000          6.75             06/18/01              6,665,813
          500,000,000          4.50             03/20/03              4,497,873
--------------------------------------------------------------------------------
                                                                  $  23,295,880
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP       700,000,000         10.15%            01/31/06          $   5,841,114
--------------------------------------------------------------------------------
Swedish Krona--4.2%
Kingdom of Sweden
SEK        50,000,000          5.50%            04/12/02          $   6,157,023
           30,000,000          6.00             02/09/05              3,586,638
--------------------------------------------------------------------------------
                                                                  $   9,743,661
--------------------------------------------------------------------------------
United States Dollar--32.7%
United States Treasury Notes
USD        15,000,000          5.25%            01/31/01          $  14,392,950
           17,000,000          6.38             03/31/01             16,909,730
            8,200,000          6.25             02/15/03              8,059,042
           10,000,000          7.88             11/15/04             10,684,400
            4,000,000          6.50             08/15/05              3,940,640
           14,700,000          7.00             07/15/06             14,947,989
            6,200,000          6.50             10/15/06              6,098,258
--------------------------------------------------------------------------------
                                                                  $  75,033,009
--------------------------------------------------------------------------------
Total Debt Obligations
     (Cost $204,539,209)                                          $ 201,013,370
--------------------------------------------------------------------------------
Short-Term Obligations--13.6%
State Street Bank & Trust Euro-Time Deposit
USD        31,090,625          5.66%            05/01/97             31,090,625
--------------------------------------------------------------------------------
Total Short-Term Obligations
     (Cost $31,090,625)                                           $  31,090,625
--------------------------------------------------------------------------------
Contracts          Description                                            Value
--------------------------------------------------------------------------------
Options--0.0%
FRF 60,000,000     Government of France 4.75% Call,               $      71,961
                     exp 7/97, Strike yield 4.85%
FRF 40,000,000     Government of France 4.75% Put,                $      39,750
                     exp 7/97, Strike yield 4.85%
--------------------------------------------------------------------------------
Total Options
     (Cost $124,428)                                              $     111,711
--------------------------------------------------------------------------------
Total Investments
     (Cost $235,754,262(b))                                       $ 232,215,706
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value              $   1,972,384
  exceeds cost
Gross unrealized loss for investments in which cost                  (5,579,488)
  exceeds value
--------------------------------------------------------------------------------
Net unrealized loss                                               $  (3,607,104)
--------------------------------------------------------------------------------

(a)The principal amount of each security is stated in the currency in which the bond is denominated. See below.

AUD  = Australian Dollar                    JPY  = Japanese Yen
BPS  = British Pound Sterling               ESP  = Spanish Peseta
DEM  = Deutschemark                         SEK  = Swedish Krona
FRF  = French Franc                         USD  = United States Dollar
ITL  = Italian Lira

/(b)/The aggregate cost for federal income tax purposes is $235,822,810.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, securities deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

A Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.07%, while yields rose from 5.30% on October 31, 1996 to 5.40% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

                                 Yield
Year of Maturity        4/30/97         10/31/96
1998                     3.85%            3.90%
1999                     4.40%            4.15%
2000                     4.60%            4.30%
2001                     4.70%            4.40%
2002                     4.80%            4.50%
2003                     4.85%            4.60%
2004                     4.90%            4.70%
2005                     4.95%            4.80%
2006                     5.00%            4.90%
2007                     5.05%            5.00%
2008                     5.10%            5.10%
2009                     5.20%            5.20%
2010                     5.30%            5.25%
2011                     5.35%            5.30%
2012                     5.40%            5.35%
2013                     5.45%            5.40%
2014                     5.50%            5.40%
2015                     5.50%            5.45%
2016                     5.55%            5.45%
2017                     5.55%            5.45%
2018                     5.55%            5.50%
2019                     5.55%            5.50%
2020                     5.60%            5.50%
2021                     5.60%            5.50%
2022                     5.60%            5.50%
2023                     5.60%            5.50%
2024                     5.60%            5.50%
2025                     5.60%            5.50%
2026                     5.60%            5.50%
2027                     5.60%            5.50%

The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review: The Fund's Positive Performance Reflects Active Management of Term Structure, Sector Weightings and Security Selection

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares also performed well, although slightly below the Index.

     We are pleased to report that the fund's Class A shares outperformed most of their peers. For the one-year period ended April 30, 1997, Class A shares ranked in the top 10% of general municipal debt funds (20 out of 231) based on total return, according to Lipper Analytical Services, Inc. The fund's Class B shares were not in existence for the entire one-year period and were not included in the ranking. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:  October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                  Class A        Class B
                                                  -------        -------
Total Return (based on net asset                    2.57%          2.18%
    value (NAV))
--------------------------------------------------------------------------------
    Return From Monthly Distributions               2.36%          1.97%
--------------------------------------------------------------------------------
    Return From Price Appreciation                  0.21%          0.21%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal                   2.49%          2.49%
    Bond Index
--------------------------------------------------------------------------------
NAV (as of 4/30/97)                               $14.40         $14.40
--------------------------------------------------------------------------------
NAV Change                                        +$0.03         +$0.03
--------------------------------------------------------------------------------

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using municipal and Treasury futures contracts to manage sector allocation and duration.

 .    The portfolio's structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four- to 10-year maturities on the short end of the curve. This strategy allows us to extract extra yield from the shorter end of the market while maintaining higher quality on the more interest-rate-sensitive long end of the market. However, during the period, we regularly adjusted the credit and term structure to take advantage of changing market conditions.

 .    During the period, we employed several strategies using municipal and/or treasury futures contracts. These trades are designed to exploit relative pricing discrepancies between different markets, and are not designed to incur additional interest rate risk. The fund stood at a 100% municipal bond weighting (no Treasury or municipal contracts) at the end of the reporting period, indicating attractive opportunities across the length of the municipal yield curve.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]



Revenue Bonds                   44.1%
Insured Revenue Bonds           35.4%
Insured General Obligations     20.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of April 30, the fund held a 79.5% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of April 30, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 20.5% versus 45.6%. Though the fund's total GO allocation of 20.5% was down from 29.8% six months ago, the GO category is now exclusively

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


-------------------------------------------------------------------------------
weighted in insured GOs. Security-specific investment opportunities and the relative cheapness of bond insurance for issuers enable the fund to purchase higher yielding insured GOs without sacrificing quality.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. VRDNs fell from 7.6% to 4.4% of the portfolio. The 4.4% VRDN allocation consists of 3.0% GOs and 1.4% Revenue-Backed VRDNs.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. The fund's credit quality maintained a "barbell" structure, with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end, though there have been slight increases in the double-A and single-A categories. As of April 30, 59.8% of the fund was invested in triple-A-rated securities, down from 70.5% six months ago, while double-A- and single-A-rated securities were increased to 14.4% and 9.8% from 9.3% and 1.8%, respectively. We continued to maintain a position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 16.0% of the portfolio, down slightly from 18.4%. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the period under review, the fund's Class A and B shares paid out distributions of $0.34 and $0.32 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale


Portfolio Managers
Goldman Sachs Municipal Income Fund
May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest          Maturity
  Amount              Rate              Date               Value
--------------------------------------------------------------------
Debt Obligations--95.6%
Arizona--7.6%
Maricopa County MFH IDA (A)
$1,795,000            5.85%            01/01/08          $1,824,546
Maricopa County Unified School District No. 41 GO (FSA)
   (AAA/Aaa)
 2,500,000            6.25             07/01/15           2,618,500
--------------------------------------------------------------------
                                                         $4,443,046
--------------------------------------------------------------------
California--3.4%
Contra Costa Water District Series G RB (MBIA)
   (AAA/Aaa)
$2,000,000            5.75%            10/01/14          $2,014,700
--------------------------------------------------------------------
Colorado--4.3%
Englewood MFH RB (BBB)/(d)/
$2,500,000            6.65%            12/01/26          $2,495,575
--------------------------------------------------------------------
Connecticut--3.6%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000            6.50%            09/01/05          $2,107,780
--------------------------------------------------------------------
Florida--6.7%
Escambia County Housing Authority, Single Family
   Multi-County (FNMA/GNMA)(Aaa)
$1,390,000            6.80%            10/01/15          $1,460,070
Santa Rosa Bay Bridge Authority RB (BBB-)
 2,500,000            6.25             07/01/28           2,472,900
--------------------------------------------------------------------
                                                         $3,932,970
--------------------------------------------------------------------
Illinois--14.6%
Chicago Midway Airport RB (MBIA)(AAA/Aaa)
$2,500,000            5.50%            01/01/10          $2,498,800
Lake County Unified School District No. 116 GO (FSA)
   (AAA/Aaa)
 2,000,000            7.60             02/01/14           2,423,180
 1,525,000            6.10             02/01/16           1,555,988
O'Hare International Airport RB (MBIA)(AAA/Aaa)
 2,000,000            6.38             01/01/15           2,104,080
--------------------------------------------------------------------
                                                         $8,582,048
--------------------------------------------------------------------
Indiana--7.0%
Indiana Bond Bank for Hendricks County RB (AA-)/(b)/
$1,420,000            6.00%            02/01/12          $1,472,540
Indiana Transportation Airport Series A RB (AAA/Aaa)
 2,500,000            6.00             11/01/11           2,618,025
--------------------------------------------------------------------
                                                         $4,090,565
--------------------------------------------------------------------
Kentucky--1.8%
Nelson County Industrial Building RB for Mabex
   Universal Corp. Project (A3)
$1,000,000            6.50%            04/01/05          $1,060,850
--------------------------------------------------------------------
Louisiana--4.3%
South Louisiana Port RB for Cargill Corp. (Aa3)
$2,500,000            5.85%            04/01/17          $2,499,950
--------------------------------------------------------------------
Maine--1.2%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$  675,000            6.80%            12/01/07          $  721,177
--------------------------------------------------------------------
Missouri--3.6%
St. Louis Municipal Finance Leasehold RB (A/Aa3)
$2,100,000            5.30%            07/15/02          $2,128,854
--------------------------------------------------------------------
Nevada--3.1%
Washoe County GO (MBIA)(AAA/Aaa)
$2,000,000            5.00%            06/01/17          $1,822,080
--------------------------------------------------------------------
New York--3.4%
Syracuse IDA RB (AA)
$2,000,000            5.13%            10/15/02          $1,992,580
--------------------------------------------------------------------
North Dakota--3.5%
Mercer County PCRB for Basin Electric & Power 2nd
   Series (AMBAC) (AAA/Aaa)/(d)/
$2,000,000            6.05%            01/01/19          $2,051,720
--------------------------------------------------------------------
Ohio--1.0%
Cuyahoga County for Rock & Roll Hall of Fame RB (BBB)
$  600,000            5.45%            12/01/05          $  594,018
--------------------------------------------------------------------
Oklahoma--4.0%
Holdenville IDA RB (BBB/Baa)
$1,245,000            5.95%            07/01/02          $1,279,001
Tulsa County Public Facilities RB (A-)
 1,000,000            6.60             11/01/08           1,070,250
--------------------------------------------------------------------
                                                         $2,349,251
--------------------------------------------------------------------
Pennsylvania--3.5%
Bethlehem School District GO Bond (MBIA)(AAA/Aaa)
$2,000,000            6.00%            03/01/16          $2,035,940
--------------------------------------------------------------------
South Carolina--2.5%
Piedmont Municipal Power Agency RB (MBIA)(AAA/Aaa)
$1,465,000            5.50%            01/01/10          $1,461,718
--------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date              Value
--------------------------------------------------------------------
Debt Obligations(continued)
Tennessee--2.6%
McMinnville Housing Authority RB (A2)
$1,550,000            6.00%            10/01/09         $ 1,551,240
--------------------------------------------------------------------
Texas--5.2%
Denison Water & Sewer RB (AMBAC)(AAA/Aaa)
$1,000,000            5.50%            09/01/09         $ 1,014,700
East Texas Criminal Justice Facilities Financing Corp.
   RB (AMBAC) (AAA/Aaa)
 2,000,000            5.75             11/01/09           2,035,100
--------------------------------------------------------------------
                                                        $ 3,049,800
--------------------------------------------------------------------
Washington--8.7%
Chelan County Public Utility RB (MBIA)(AAA/Aaa)
$2,500,000            6.35%            07/01/28         $ 2,586,650
Washington State Public Power Supply System Series A RB
   (AMBAC)(AAA/Aaa)
 2,500,000            5.70             07/01/11           2,491,850
--------------------------------------------------------------------
                                                        $ 5,078,500
--------------------------------------------------------------------
Total Debt Obligations
   (Cost $55,481,930)                                   $ 56,064,362
--------------------------------------------------------------------
Short-Term Obligations--5.0%
Alabama--0.7%
Phenix City IDA RB (Toronto Dominion LOC)(AA)/(a)/
$  400,000            5.05%            05/01/97         $   400,000
--------------------------------------------------------------------
New York--3.4%
New York GO (Kredietbank LOC)(AA-)/(a)/
$2,000,000            4.45%            05/01/97         $ 2,000,000
--------------------------------------------------------------------
Texas--0.9%
Sabine River PCRB (Union Bank of Switzerland
   LOC)(AA+)/(a)/
$  500,000            5.55%            05/01/97         $   500,000
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $2,900,000)                                    $ 2,900,000
--------------------------------------------------------------------
Total Investments
   (Cost $58,381,930/(c)/)                              $58,964,362
--------------------------------------------------------------------
--------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value     $739,962
   exceeds cost
Gross unrealized loss for investments in which cost      (157,530)
   exceeds value
--------------------------------------------------------------------
Net unrealized gain                                      $582,432
--------------------------------------------------------------------

/(a)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/(b)/ When-issued security.
/(c)/ The amount stated also represents aggregate cost for federal income tax purposes.
/(d)/ Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
------------------------------------------------------------------------------

Investment Abbreviations:
AMBAC          --Insured by American Municipal
                 Bond Assurance Corp.
FNMA           --Insured by Federal National
                 Mortgage Association
FSA            --Financial Security Assurance Co.
GNMA           --Insured by Government National
                 Mortgage Association
GO             --General Obligation
IDA            --Industrial Development Authority
LOC            --Letter of Credit
MBIA           --Insured by Municipal Bond Investors
                 Assurance
MFH            --Multi-Family Housing
PCRB           --Pollution Control Revenue Bond
RB             --Revenue Bond

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                        Government       Global         Municipal
                                                                                          Income         Income           Income
                                                                                           Fund           Fund             Fund
                                                                                       --------------------------------------------
Assets:
Investments in securities, at value (cost $64,429,737, $235,754,262 and $58,381,930)   $64,142,538    $232,215,706     $58,964,362
Cash, at value                                                                              94,169         324,863          90,406
Receivables:
   Investment securities sold                                                            1,004,854              --              --
   Interest                                                                                587,522       3,982,620       1,009,894
   Forward foreign currency exchange contracts                                                  --       2,735,490              --
   Fund shares sold                                                                        664,318         373,902          93,800
   Variation margin                                                                          6,413              --              --
   Foreign tax withheld                                                                         --          87,755              --
Deferred organization expenses, net                                                         14,677              --          21,390
Other assets                                                                                63,375           3,239           9,208
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                       66,577,866     239,723,575      60,189,060
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                      10,549,108       8,691,808       1,387,075
   Forward foreign currency exchange contracts                                                  --       1,125,990              --
   Fund shares repurchased                                                                  23,074         332,497          10,350
   Income distribution                                                                      81,478           7,496          92,940
   Investment adviser fees                                                                  10,999          82,520          19,312
   Administration fees                                                                          --          28,132           7,242
   Authorized dealer service fees                                                           10,285          38,021           9,984
   Distribution fees                                                                         1,290          30,045             169
Accrued expenses and other liabilities                                                      19,056          98,644          12,103
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                  10,695,290      10,435,153       1,539,175
-----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                         56,393,312     222,342,678      58,551,259
Accumulated undistributed  net investment income                                            53,331       6,196,133          60,331
Accumulated net realized loss on investment transactions                                  (287,837)       (989,524)       (544,137)
Accumulated net realized foreign currency gain                                                  --       3,713,328              --
Net unrealized gain (loss) on investments and futures                                     (276,230)        682,535         582,432
Net unrealized loss on translation of assets and liabilities denominated
   in foreign currencies                                                                        --      (2,656,728)             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $55,882,576    $229,288,422     $58,649,885
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:/(a)/
Class A                                                                                     $14.10          $14.59          $14.40
Class B                                                                                     $14.11          $14.58          $14.40
Institutional                                                                                   --          $14.58              --
Service                                                                                         --          $14.59              --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
Class A                                                                                  3,754,506      11,765,253       4,031,092
Class B                                                                                    208,089          75,162          42,867
Institutional                                                                                   --       3,870,161              --
Service                                                                                         --           6,466              --
-----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)        3,962,595      15,717,042       4,073,959
-----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Maximum public offering price per share (NAV per share x 1.0471) for Class
      A shares is $14.76, $15.28 and $15.08 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                       Government       Global         Municipal
                                                                                         Income         Income           Income
                                                                                          Fund           Fund             Fund
                                                                                      --------------------------------------------
Investment income:
Interest/(a)/                                                                         $ 1,346,191    $  7,675,570      $1,514,540
----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                       1,346,191       7,675,570       1,514,540
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                    98,534         915,292         109,080
Administration fees                                                                        29,560         183,102          40,904
Authorized dealer service fees                                                             49,266         235,877          68,174
Distribution fees                                                                          51,745         237,238          69,406
Custodian fees                                                                             31,954          76,892          20,721
Transfer agent fees                                                                        42,728          53,004          44,706
Professional fees                                                                          30,344          40,805          29,494
Registration fees                                                                          13,207          28,146          14,522
Amortization of deferred organization expenses                                              9,321              --           8,700
Trustee fees                                                                                  332           2,324             553
Other                                                                                       6,659          23,235           6,641
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                       363,650       1,795,915         412,901
     Less--expenses reimbursable and fees waived by Goldman Sachs                        (261,399)       (513,953)       (179,441)
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                         102,251       1,281,962         233,460
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                              1,243,940       6,393,608       1,281,080
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                               (102,548)      3,647,163         384,465
   Futures transactions                                                                    19,662              --          96,288
   Foreign currency related transactions                                                       --       3,669,694              --
Net change in unrealized gain (loss) on:
   Investments                                                                           (363,801)     (4,182,327)       (408,697)
   Futures                                                                                (63,631)             --              --
   Translation of assets and liabilities denominated in foreign currencies                     --      (1,445,970)             --
----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment, futures and foreign
        currency transactions                                                            (510,318)      1,688,560          72,056
----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                             $   733,622    $  8,082,168      $1,353,136
----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $94,607 in foreign withholding tax for the Global Income Fund.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                     Government        Global       Municipal
                                                                                       Income          Income         Income
                                                                                        Fund            Fund           Fund
                                                                                    -------------------------------------------
From operations:
Net investment income                                                               $  1,243,940    $  6,393,608    $1,281,080
Net realized gain (loss) from investment transactions                                    (82,886)      3,647,163       480,753
Net realized gain from foreign currency related transactions                                  --       3,669,694            --
Net change in unrealized gain (loss) on investments and futures                         (427,432)     (4,182,327)     (408,697)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --      (1,445,970)           --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                733,622       8,082,168     1,353,136
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,217,324)     (5,196,561)   (1,272,366)
     Class B                                                                             (26,616)        (15,612)       (8,714)
     Institutional Class                                                                     --       (1,688,968)           --
     Service Class                                                                           --             (559)           --
Net realized gain on investment transactions
     Class A                                                                            (157,412)            --             --
     Class B                                                                              (1,780)            --             --
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,403,132)     (6,901,700)   (1,281,080)
-------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                     32,392,263      19,707,735    10,342,628
Reinvestment of dividends and distributions                                            1,137,480       4,631,079       756,256
Cost of shares repurchased                                                            (7,815,079)    (49,406,305)   (5,043,455)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions          25,714,664     (25,067,491)    6,055,429
-------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                        25,045,154     (23,887,023)    6,127,485
Net assets:
Beginning of period                                                                   30,837,422     253,175,445    52,522,400
-------------------------------------------------------------------------------------------------------------------------------
End of period                                                                      $  55,882,576   $ 229,288,422   $58,649,885
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                    $      53,331   $   6,196,133   $    60,331
-------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                            2,285,678       1,345,225       716,106
Reinvestment of dividends and distributions                                               80,099         316,808        52,251
Shares repurchased                                                                      (550,966)     (3,368,115)     (349,613)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                          1,814,811      (1,706,082)      418,744
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


-------------------------------------------------------------------------------


                                                                                      Government       Global         Municipal
                                                                                        Income         Income           Income
                                                                                         Fund           Fund             Fund
                                                                                     --------------------------------------------
From operations:
Net investment income                                                                $ 1,900,328    $  15,455,369    $ 2,420,375
Net realized gain  from investment transactions                                           47,581        9,268,666      1,239,690
Net realized loss  from foreign currency related transactions                                 --       (2,192,328)            --
Net change in unrealized gain (loss) on investments and futures                         (257,605)          54,149       (513,085)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --        4,948,769             --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                              1,690,304       27,534,625      3,146,980
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,898,372)     (22,455,377)    (2,418,570)
     Class B                                                                              (3,324)          (3,052)        (1,805)
     Institutional Class                                                                      --       (4,050,770)            --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,901,696)     (26,509,199)    (2,420,375)
---------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                      8,922,548       39,747,372      6,389,765
Reinvestment of dividends and distributions                                            1,614,587       16,968,046      1,484,778
Cost of shares repurchased                                                            (8,990,920)     (82,019,748)    (9,875,982)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions           1,546,215      (25,304,330)    (2,001,439)
---------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                         1,334,823      (24,278,904)    (1,274,834)
Net assets:
Beginning of year                                                                     29,502,599      277,454,349     53,797,234
---------------------------------------------------------------------------------------------------------------------------------
End of year                                                                         $ 30,837,422   $  253,175,445   $ 52,522,400
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                     $     53,331   $    6,704,225   $     60,331
---------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                              624,626        2,811,314        449,496
Reinvestment of dividends and distributions                                              112,977        1,198,568        104,201
Shares repurchased                                                                      (628,175)      (5,784,097)      (694,794)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                            109,428       (1,774,215)      (141,097)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
1.   Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of April 30, 1997, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Option Accounting Principles
-------------------------------
The Funds may purchase or write call and put options to hedge against changes in security prices. When call or put options are written, an amount equal to the premium received is recorded as a liability in the Statement of Assets and Liabilities which is subsequently marked-to-market to reflect the current value of the written option. Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If a closing transaction has been entered into, a gain or loss may be realized on the written or purchased option. When options expire, the premium received from a written option is treated as a realized gain while the cost of a purchased option is treated as a realized loss. If an option is exercised, the premium paid or received will be offset against the proceeds on the sale or the purchase cost of the underlying security to determine realized gains or losses. Gains and losses are reported in the Statement of Operations.

     Certain risks arise upon entering into options contracts. The risk in writing a call option is that the Fund gives up the opportunity to profit if the underlying security's market value increases beyond the exercise price and the option is exercised. The risk in writing a put option is that the Fund may realize a loss if the market price of an underlying security declines and the option is exercised. A premium must be paid for purchased options regardless of whether or not the option is exercised. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices,

-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
currency exchange rates (in the case of Global Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes, as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of the futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities decreasing the effectiveness of the Funds' hedging strategies potentially resulting in a loss.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company tax-exempt and taxable income to its shareholders each year. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Global Income and December 31, 1996 for Government Income and Municipal Income) had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

                                                         Year of
Fund                                    Amount         Expiration
----------------------------------- ----------------  --------------
Global Income                         $4,471,734          2004
Municipal Income                      $  702,691          2004

I. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

     Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
payable monthly at an annual rate equal to .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

     GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

     GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $134,700, $46,600 and $40,300 of sales loads related to sales of Government Income, Global Income and Municipal Income, respectively.

     The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively. The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

     For the six months ended April 30, 1997, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):


                        Waivers
            -------------------------------
                                                        Reimburse-
                        Admin-     Class A  Reimburse-     ment
    Fund     Advisor   istrator     12b-1      ment    Outstanding
--------------------------------------------------------------------
Government
  Income       $49        $30        $48       $134        $24
Global
  Income       378         --         38         98         --
Municipal
  Income        ---        --         68        111          9

     The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

     For the six months ended April 30, 1997, Government Income and Municipal Income incurred commissions expense of approximately $877 and $500 respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Goldman Sachs owes approximately $6,400 to Government Income related to variation margin on futures contracts.

     As of May 1, 1997 each Fund's advisory and administration agreements were combined into a single management agreement encompassing the same services and fee structure. The investment adviser for Global Income changed from GSAM to GSAM International.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities

-------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the period ended April 30, 1997, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

--------------------------------------------------------------------
                          Government        Global        Municipal
Fund                        Income          Income         Income
--------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations             $89,868,153     $31,460,469    $    --
--------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       2,626,912     251,582,253     52,647,833
--------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations       66,314,796      46,245,813         --
--------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)              2,926,850     234,275,222     50,202,452
--------------------------------------------------------------------

     At April 30, 1997, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

----------------------------------------------------------------------------
                                    Value on
    Foreign Currency               Settlement     Current        Unrealized
   Purchase Contracts                 Date         Value         (Loss)
----------------------------------------------------------------------------
Finnish Markka
     Expiring 7/10/97             $ 5,769,651  $  5,743,713      $ (25,938)
Norwegian Krone
     Expiring 7/18/97               6,967,220     6,931,393        (35,827)
----------------------------------------------------------------------------
     Total Foreign Currency
         Purchase Contracts       $12,736,871   $12,675,106      $ (61,765)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================
                                    Value on
    Foreign Currency                Settlement     Current      Unrealized
     Sale Contracts                   Date         Value        Gain/(Loss)
----------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97            $ 19,731,038  $ 19,370,358     $  360,680
British Pound Sterling
     Expiring 5/15/97              22,990,248    22,842,002        148,246
Deutschemark
     Expiring 5/23/97               9,189,539     9,098,874         90,665
     Expiring 7/10/97               5,769,651     5,746,603         23,048
French Franc
     Expiring 7/22/97              19,223,491    18,986,663        236,828
Italian Lira
     Expiring 5/23/97              14,576,014    14,452,635        123,379
Japanese Yen
     Expiring 7/24/97              46,975,472    46,670,841        304,631
Spanish Peseta
     Expiring 6/11/97               5,856,184     5,819,307         36,877
Swedish Krona
     Expiring 6/12/97              10,186,641     9,919,416        267,225
Swiss Franc
     Expiring 5/23/97                 240,202       240,493           (291)
     Expiring 5/23/97              11,211,600    11,103,780        107,820
----------------------------------------------------------------------------
     Total Foreign Currency
         Sale Contracts          $165,950,080  $164,250,972     $1,699,108
----------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     At April 30, 1997, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

     Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $2,735,490 and $1,125,990 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $1,036,091 and $1,063,934 respectively, related to forward contracts closed but not settled as of April 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:


                                                 Government Income             Global Income               Municipal Income
---------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares        Dollars
                                          ---------------------------------------------------------------------------------------
Class A shares
Shares sold                                   2,087,525   $29,588,339     1,091,068  $15,982,653         687,045    $9,922,452
Reinvestment of dividends and
   distributions                                 78,520     1,115,153       240,916    3,522,418          51,831       750,177
Shares repurchased                             (543,006)   (7,702,748)   (3,237,001) (47,484,511)       (345,221)   (4,979,641)
                                          --------------------------------------------------------------------------------------
                                              1,623,039    23,000,744    (1,905,017) (27,979,440)        393,655     5,692,988
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                     198,153     2,803,924        65,331      958,124         29,061        420,176
Reinvestment of dividends and
   distributions                                  1,579        22,327           715       10,428            420          6,079
Shares repurchased                               (7,960)     (112,331)       (8,487)    (124,059)        (4,392)       (63,814)
                                          --------------------------------------------------------------------------------------
                                                191,772     2,713,920        57,559      844,493         25,089        362,441
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --       182,398    2,673,084             --             --
Reinvestment of dividends and
   distributions                                     --            --        75,139    1,097,674             --             --
Shares repurchased                                   --            --      (122,627)  (1,797,735)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --       134,910    1,973,023             --             --
                                          --------------------------------------------------------------------------------------

Service shares
Shares sold                                          --            --         6,428       93,874             --             --
Reinvestment of dividends and
   distributions                                     --            --            38          559             --             --
Shares repurchased                                   --            --            --           --             --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --         6,466       94,433             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                       1,814,811   $25,714,664    (1,706,082)$(25,067,491)       418,744     $6,055,429
                                          =====================================================================================-

Share activity for the year ended October 31, 1996 is as follows:

                                                 Government Income            Global Income               Municipal Income
--------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares       Dollars
                                          --------------------------------------------------------------------------------------
Class A shares
Shares sold                                     607,156    $8,675,868     1,089,521  $15,545,777        431,736     $6,139,212
Reinvestment of dividends and
   distributions                                112,752     1,611,387       947,846   13,419,614        104,074      1,482,976
Shares repurchased                             (626,797)   (8,971,389)   (5,376,065) (76,216,894)      (694,685)    (9,874,431)
                                          --------------------------------------------------------------------------------------
                                                 93,111     1,315,866    (3,338,698) (47,251,503)       (158,875)   (2,252,243)
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                      17,470       246,680        18,628      265,053         17,760        250,553
Reinvestment of dividends and
   distributions                                    225         3,200           119        1,708            127          1,802
Shares repurchased                               (1,378)      (19,531)       (1,144)     (16,373)          (109)        (1,551)
                                          --------------------------------------------------------------------------------------
                                                 16,317       230,349        17,603      250,388         17,778        250,804
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --     1,703,165   23,936,542             --             --
Reinvestment of dividends and
   distributions                                     --            --       250,603    3,546,724             --             --
Shares repurchased                                   --            --      (406,888)  (5,786,481)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --     1,546,880   21,696,785             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                         109,428    $1,546,215    (1,774,215)$(25,304,330)      (141,097)   $(2,001,439)
                                          ======================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
April 30, 1997
(Unaudited)


--------------------------------------------------------------------------------
7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At April 30, 1997, Government Income had an undivided interest in the repurchase agreement in the following joint account which equaled $11,100,000 in principal amount. At April 30, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:


Principal           Interest       Maturity          Amortized
Amount                Rate           Date               Cost
--------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price
 $680,103,889 (GNMA: $59,497,211, 7.50%-9.00%,
 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%,
 02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%,
 2/01/98-4/01/27)

$680,000,000          5.50%         5/01/97            $680,000,000

Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833 (FNMA: $182,812,268,
 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543,
 6.02%-6.75%, 1/28/00-12/04/01, FCSB: $49,581,430,
 6.05%-6.25%, 5/10/99-12/03/99, SLMA: $29,222,430,
 6.00%, 1/16/01)

 300,000,000          5.50          5/01/97             300,000,000

Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S. Treasury Bill: $53,475,803,
 2/05/98)

  52,300,000          5.40          5/01/97              52,300,000
--------------------------------------------------------------------
Total Joint Repurchase Agreement Account             $1,032,300,000
--------------------------------------------------------------------

9. Other

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 16% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------


                                                 Income (loss) from investment operations            Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income     transactions/(a)/  transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------
                                                       GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.36      $0.46         $(0.20)            --           $0.26         $(0.45)        $(0.07)
1997-Class B shares             14.37       0.40          (0.19)            --            0.21          (0.40)         (0.07)

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.47       0.92          (0.11)            --            0.81          (0.92)         --
1996-Class B shares/(c)/        14.11       0.41           0.26             --            0.67          (0.41)         --
1995-Class A shares             13.47       0.94           1.00             --            1.94          (0.94)         --
1994-Class A shares             14.90       0.85          (1.28)            --           (0.43)         (0.85)         (0.12)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             14.32       0.56           0.58             --            1.14          (0.56)         --

                                                           GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.53      $0.25         $(0.07)            $0.28        $0.46         $(0.40)         --
1997-Class B shares             14.53       0.36          (0.02)             0.08         0.42          (0.37)         --
1997-Institutional shares       14.52       0.42          (0.02)             0.10         0.50          (0.44)         --
1997-Service shares/(i)/        14.69       0.10           0.02             (0.09)        0.03          (0.13)         --

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.45       0.71           0.62              0.18         1.51          (1.43)         --
1996-Class B shares/(c)/        14.03       0.34           0.41              0.11         0.86          (0.36)         --
1996-Institutional shares       14.45       1.15           0.32              0.10         1.57          (1.50)         --
1995-Class A shares             13.43       0.89           0.92              0.15         1.96          (0.94)         --
1995-Institutional shares/(f)/  14.09       0.22           0.34              0.06         0.62          (0.26)         --
1994-Class A shares             15.07       0.84          (1.37)            (0.12)       (0.65)         (0.22)         (0.16)
1993-Class A shares             14.69       0.85           1.07             (0.42)        1.50          (0.85)         (0.27)
1992-Class A shares             14.60       1.14           0.45             (0.36)        1.23          (1.14)         --

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares             14.55       0.25           0.23             (0.19)        0.29          (0.24)         --

                                         Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          -----------------------------------------------------------------------------------------------------
                                                     GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.52)        $(0.26)        $14.10       1.83%/(g)/
1997-Class B shares             --             --           --             (0.47)         (0.26)         14.11       1.43/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (0.92)         (0.11)         14.36       5.80
1996-Class B shares/(c)/        --             --           --             (0.41)          0.26          14.37       4.85/(g)/
1995-Class A shares             --             --           --             (0.94)          1.00          14.47      14.90
1994-Class A shares             (0.02)         (0.01)       --             (1.00)         (1.43)         13.47      (2.98)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             --             --           --             (0.56)          0.58          14.90       8.03/(g)/

                                                  GLOBAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.40)         $0.06         $14.59       3.22%/(g)/
1997-Class B shares             --             --           --             (0.37)          0.05          14.58       2.94/(g)/
1997-Institutional shares       --             --           --             (0.44)          0.06          14.58       3.50/(g)/
1997-Service shares/(i)/        --             --           --             (0.13)         (0.10)         14.59       0.21/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (1.43)          0.08          14.53      11.05
1996-Class B shares/(c)/        --             --           --             (0.36)          0.50          14.53       6.24/(g)/
1996-Institutional shares       --             --           --             (1.50)          0.07          14.52      11.55
1995-Class A shares             --             --           --             (0.94)          1.02          14.45      15.08
1995-Institutional shares/(f)/  --             --           --             (0.26)          0.36          14.45       4.42/(g)/
1994-Class A shares             --             --           (0.61)         (0.99)         (1.64)         13.43      (4.49)
1993-Class A shares             --             --           --             (1.12)          0.38          15.07      10.75
1992-Class A shares             --             --           --             (1.14)          0.09          14.69       8.77

For the Period August 2, 1991/(d)/through October 31,
---------------------------------------------------------------------
1991-Class A shares             --             --           --             (0.24)          0.05          14.60       2.00

                                                                                          Ratios assuming
                                                                                        no voluntary waiver
                                                                                            of fees or
                                                                                        expense limitations
                                                                                    ----------------------------
                                              Ratio of                      Net                     Ratio of
                                Ratio of        net                       assets                       net
                                   net       investment                   at end       Ratio of    investment
                                expenses       income      Portfolio        of         expenses      income
                               to average    to average     turnover      period      to average   to average
                               net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          --------------------------------------------------------------------------------------
                                                    GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              0.50%/(e)/    6.34%/(e)/ 182.25%/(g)/      $52,946    1.83%/(e)/    5.01%/(e)/
1997-Class B shares              1.25/(e)/     5.37/(e)/  182.25/(g)/         2,937    2.33/(e)/     4.29/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              0.50          6.42       485.09             30,603    1.89          5.03
1996-Class B shares/(c)/         1.25/(e)/     5.65/(e)/  485.09                234    2.39/(e)/     4.51/(e)/
1995-Class A shares              0.47          6.67       449.53             29,503    2.34          4.80
1994-Class A shares              0.11          6.06       654.90             14,452    2.86          3.31

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares              0.00/(e)/     4.87/(e)/  725.41/(g)/        12,860    4.00/(e)/     0.87/(e)/

                                                      GLOBAL INCOME FUND
---------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              1.17%/(e)/    5.12%/(e)/ 136.72%/(g)/     $171,668    1.60%/(e)/    4.69%/(e)/
1997-Class B shares              1.71/(e)/     4.73/(e)/  136.72/(g)/         1,095    2.10/(e)/     4.34/(e)/
1997-Institutional shares        0.65/(e)/     5.64/(e)/  136.72/(g)/        56,431    1.04/(e)/     5.25/(e)/
1997-Service shares/(i)/         1.15/(e)/     5.85/(e)/  136.72/(g)/            94    1.54/(e)/     5.46/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              1.16          5.81       232.15            198,665    1.64          5.33
1996-Class B shares/(c)/         1.70/(e)/     5.16/(e)/  232.15                256    2.14/(e)/     4.72/(e)/
1996-Institutional shares        0.65          6.35       232.15             54,254    1.11          5.89
1995-Class A shares              1.29          6.23       265.86            245,835    1.58          5.94
1995-Institutional shares/(f)/   0.65/(e)/     6.01/(e)/  265.86             31,619    1.08/(e)/     5.58/(e)/
1994-Class A shares              1.28          5.73       343.74            396,584    1.53          5.48
1993-Class A shares              1.30          5.78       313.88            675,662    1.55          5.53
1992-Class A shares              1.37          7.85       270.75            588,893    1.62          7.60

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares              0.38/(g)/     1.72/(g)/   34.22/(g)/       388,744    0.44/(g)/     1.66/(g)/

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights  (continued)
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(a)/         Distributions to shareholders
                                       ------------------------------------------------------------- ------------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions/a/   transactions    operations      income     transactions
                          ---------------------------------------------------------------------------------------------------------
                                                             MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares            $14.37     $0.34           $0.03             --           $0.37         $(0.34)         --
1997-Class B shares             14.37      0.28            0.03             --            0.31          (0.28)         --

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             14.17      0.65            0.20             --            0.85          (0.65)         --
1996-Class B shares/(c)/        14.03      0.27            0.34             --            0.61          (0.27)         --
1995-Class A shares             13.08      0.67            1.09             --            1.76          (0.67)         --
1994-Class A shares             14.64      0.73           (1.51)            --           (0.78)         (0.73)         (0.05)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             14.32      0.22            0.32             --            0.54          (0.22)         --


                                        Distributions to shareholders
                           ----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          ------------------------------------------------------------------------------------------------------


                                                           MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.34)         $0.03         $14.40       2.57%/(g)/
1997-Class B shares             --             --           --             (0.28)          0.03          14.40       2.18/(g)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             --             --           --             (0.65)          0.20          14.37       6.13
1996-Class B shares/(c)/        --             --           --             (0.27)          0.34          14.37       4.40/(g)/
1995-Class A shares             --             --           --             (0.67)          1.09          14.17      13.79
1994-Class A shares             --             --           --             (0.78)         (1.56)         13.08      (5.51)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares                --          --           --             (0.22)          0.32          14.64       3.73/(g)/


                                                                                       Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------

                                            Ratio of                      Net                     Ratio of
                              Ratio of        net                       assets                       net
                                 net       investment                   at end       Ratio of    investment
                              expenses       income      Portfolio        of         expenses      income
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------
                                                  MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             0.85%/(e)/    4.70%/(e)/  90.46%/(g)/      $58,033    1.51%/(e)/    4.04%/(e)/
1997-Class B shares             1.60/(e)/     3.92/(e)/   90.46/(g)/           617    2.01/(e)/     3.51/(e)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             0.85          4.58       344.13             52,267    1.55          3.88
1996-Class B shares/(c)/        1.60/(e)/     3.55/(e)/  344.13                255    2.05/(e)/     3.10/(e)/
1995-Class A shares             0.76          4.93       335.55             53,797    1.49          4.20
1994-Class A shares             0.45          5.28       357.54             47,373    1.55          4.18

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             0.00/(e)/     5.15/(e)/   99.99/(g)/        30,166    2.42/(e)/     2.73/(e)/


---------------------------

/(a)/  Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
/(c)/  Class B shares commenced operations on May 1, 1996.
/(d)/  Commencement of operations.
/(e)/  Annualized.
/(f)/  Institutional shares commenced operations on June 1, 1995.
/(g)/  Not annualized.
/(h)/ Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
/(i)/  Service Class shares commenced operations on March 12, 1997.


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
















--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004


Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


FISARRET

The Goldman Sachs
Fixed Income Funds

--------------------------------------------------------------------------------

Semiannual Report
April 30, 1997


Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

-------------------------------------------------------------------------------

                                   APPENDIX A

           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

----------

   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.


                                      1-A

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      3-A

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

                                      4-A

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                                      5-A

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories

                                      6-A
are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

                                      7-A

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      9-A

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Financial Statements

     Included in the Prospectus:


          Financial Highlights for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the period ended April 30, 1997 (unaudited);

          Financial Highlights for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the period ended April 30, 1997 (unaudited);

     Incorporated by Reference into the Additional Statement:

     Report of Independent Public Accountants.

     Statement of Investments for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund as of April 30, 1997 (unaudited).

     Statement of Investments for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund as of April 30, 1997 (unaudited).

     Statement of Assets and Liabilities for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund as of April 30, 1997 (unaudited).

     Statement of Assets and Liabilities for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund as of April 30, 1997 (unaudited).



     Statement of Operations for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short

     Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended April 30, 1997 (unaudited).

     Statement of Operations for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended April 30, 1997 (unaudited).

     Statement of Changes in Net Assets for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended April 30, 1997 (unaudited).

     Statement of Changes in Net Assets for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended April 30, 1997 (unaudited).

     Financial Highlights for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the period ended April 30, 1997 (unaudited).

     Financial Highlights for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the period ended April 30, 1997 (unaudited).

                         Notes to Financial Statements.
(b) Exhibits

The following exhibits are incorporated herein by reference to Registrant's Registration Statement on form N-1A as initially filed (Reference A), to Pre-Effective Amendment No. 1 to such Registration Statement (Reference B), or to Post-Effective Amendment No. 1 to such Registration Statement (Reference C), or to Post-Effective Amendment No. 2 to such Registration Statement (Reference D), or to Post-Effective Amendment No. 4 to such Registration Statement (Reference
F), or to Post-Effective Amendment No. 12 to such Registration Statement (Reference M), or to Post-Effective Amendment No. 16 to such Registration Statement (Reference Q) or to Post-Effective Amendment No. 17 to such Registration Statement (Reference R), or to Post-Effective Amendment No. 19 to such Registration Statement

(Reference T), or to Post-Effective Amendment No. 20 to such Registration Statement (Reference U), or to Post-Effective Amendment No. 21 to such Registration Statement (Reference V), or to Post-Effective Amendment No. 24 to such Registration Statement (Reference Y), or to Post-Effective Amendment No. 25 to such Registration Statement (Reference Z), to Post-Effective Amendment No. 26 to such Registration Statement (Accession No. 0000950130-95-002856), to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931), to Post-Effective Amendment No. 29 to such Registration Statement (Accession No.0000950130-97-000573), to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805), to Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950130-97-0001867) and to Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950130-97-002797).

     1.        Agreement and Declaration of Trust. (Accession No. 0000950130-97-
                000573)

     1(h).     Amendment to Declaration of Trust. (Accession No. 0000950130-97-
               002797)

     2.        By-laws of the Delaware business trust. (Accession No.
               0000950130-97-000573)

     5(a).  Advisory Agreement between Registrant on behalf of GS Short-Term
               Government Agency Fund and Goldman, Sachs & Co.  (Reference P)

     5(b).  Advisory Agreement between Registrant on behalf of GS Adjustable
               Rate Government Agency Fund and Goldman Sachs Asset Management. (Reference P)

     5(c).  Advisory Agreement between Registrant on behalf of GS Short Duration
               Tax-Free Fund and Goldman, Sachs & Co.  (Reference P)

     5(d).  Advisory Agreement between Registrant on behalf of GS Core Fixed
               Income Fund and Goldman Sachs Asset Management.  (Reference T)

     5(e). Management Agreements on behalf of Delaware business trust (Accession No. 0000950130-97-002797)

     5(f). Form of Amendment to Schedule A of the Management Agreement to include Goldman Sachs CORE Small Cap Equity Fund and Goldman Sachs CORE International Equity Fund. (Accession No. 0000950130-97-002797)

     6(a).  Distribution Agreement between Registrant and Goldman, Sachs & Co.
               (Reference P)

     6(b). Class C Plan of Distribution Pursuant to Rule 12b-1 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-97-002797)

 8(a).    Custodian Agreement between Registrant and State Street Bank and Trust
     Company.   (Reference P)

     8(b).  Form of Wiring Agreement among State Street Bank and Trust Company,
               Goldman, Sachs & Co. and The Northern Trust Company. (Reference
               B)

     8(c). Fee schedule relating to the Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference C)

     8(d). Form of Letter Agreement between Registrant and State Street Bank and Trust pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Reference C)

     8(g).  Form of Amendment dated August, 1989 to the Wiring Agreement among
               State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company relating to the indemnification of The Northern Trust Company. (Reference D)

     9(a).  Transfer Agency Agreement between Registrant and
     Goldman, Sachs & Co.  (Reference P)

     9(b). Fee schedule relating to the Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference B)

     10.       Opinion of Delaware Counsel (Accession No. 0000950130-97-0001867)

     13.       Subscription Agreement with Goldman, Sachs & Co. (Reference B)

     15(a).  Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
               Municipal Income Fund. (Reference P)

     15(c).  Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs
               Government Income Fund (Reference O)

     15(d).  Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Global
               Income Fund. (Reference O)

     15(f).  Distribution Plan Pursuant to Rule 12b-1 for GS Adjustable Rate
               Government Agency Fund-Class A Shares.  (Reference Y)

     15(h).  Administration Plan and Service Plan of the Trust.  (Reference X)

     15(i). Class C Authorized Dealer Service Plan. (Accession No. 0000950130-97-002797)

     18. Form of Plan entered into by Registrant pursuant to Rule 18f-3 (Reference Z).

     19. Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor (Accession No. 0000950130-97-000805)

     27.       Financial Data Schedules (Accession No. 0000950130-97-0001867)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     11.  Consent of Arthur Andersen LLP.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          -------------------------------


Number of
Title of Class                                    Record Holders
--------------                                    --------------

Treasury Obligations Portfolio
   ILA Units                                                 741
   ILA Administration Units                                   72
   ILA Service Units                                           5
Treasury Instruments Portfolio
   ILA Units                                                 314
   ILA Administration Units                                   40
   ILA Service Units                                          10
Federal Portfolio
   ILA Units                                               2,420
   ILA Administration Units                                  638
   ILA Service Units                                         104
Government Portfolio


Number of
Title of Class                                    Record Holders
--------------                                    --------------
   ILA Units                                               1,323
   ILA Administration Units                                   63
   ILA Service Units                                          10
Prime Obligations Portfolio
   ILA Units                                                 775
   ILA Class B Units                                           0
   ILA Administration Units                                   71
   ILA Service Units                                          17
Money Market Portfolio
   ILA Units                                               1,530
   ILA Administration Units                                  935
   ILA Service Units                                           3
Tax-Exempt Diversified Portfolio
   ILA Units                                               2,112
   ILA Administration Units                                   22
   ILA Service Units                                          17
Tax-Exempt California Portfolio
   ILA Units                                                 845
   ILA Administration Units                                    2
   ILA Service Units                                           0
Tax-Exempt New York Portfolio
   ILA Units                                                 205
   ILA Administration Units                                   66
   ILA Service Units                                           0
Financial Square Treasury Obligations Fund
   FST Shares                                                348
   FST Administration Shares                                  88
   FST Service Shares                                        636
   FST Preferred Shares                                        6
Financial Square Prime Obligations Fund
   FST Shares                                                402
   FST Administration Shares                                 118
   FST Service Shares                                        373
   FST Preferred Shares                                        9
Financial Square Government Fund
   FST Shares                                                216
   FST Administration Shares                                 173
   FST Service Shares                                         84
   FST Preferred Shares                                        6
Financial Square Money Market Fund
   FST Shares                                                450
   FST Administration Shares                                 214
   FST Service Shares                                        134
   FST Preferred Shares                                       15
Financial Square Tax-Free Money Market Fund
   FST Shares                                                228
   FST Administration Shares                                  44
   FST Service Shares                                         73
   FST Preferred Shares                                        3
Financial Square Treasury Instruments Fund
   FST Shares                                                146
   FST Administration Shares                                   2


Number of
Title of Class                                    Record Holders
--------------                                    --------------

   FST Service Shares                                          5
   FST Preferred Shares                                        1
Financial Square Federal Fund
   FST Shares                                                156
   FST Administration Shares                                  90
   FST Service Shares                                        109
   FST Preferred Shares                                        1
Financial Square Municipal Money Market Fund
   FST Shares                                                  0
   FST Administration Shares                                   0
   FST Service Shares                                          0
   FST Preferred Shares                                        0
Financial Square Money Market Plus Fund
   FST Shares                                                  0
   FST Administration Shares                                   0
   FST Service Shares                                          0
   FST Preferred Shares                                        0
GS Short Duration Government Fund
   Institutional Shares                                      346
   Administration Shares                                      29
   Service Shares                                              3
   Class A                                                    13
   Class B                                                    13
GS Adjustable Rate Government Fund
   Institutional Shares                                      446
   Administration Shares                                      20
   Service Shares                                              2
   Class A Shares                                            369
GS Short Duration Tax-Free Fund
   Institutional Shares                                      136
   Administration Shares                                       5
   Service Shares                                              0
   Class A                                                    48
   Class B                                                     9
GS Core Fixed Income Fund
   Institutional Shares                                      169
   Administration Shares                                      38
   Service Shares                                              2
   Class A                                                    39
   Class B                                                    14
Goldman Sachs Global Income Fund
   Institutional Shares                                       35
   Service Shares                                              5
   Class A Shares                                          2,692
   Class B Shares                                            171
Goldman Sachs Government Income Fund
   Class A Shares                                            956
   Class B Shares                                            224
Goldman Sachs Municipal Income Fund
   Class A Shares                                          1,529
   Class B Shares                                             35
Goldman Sachs Capital Growth Fund Shares


Number of
Title of Class                                    Record Holders
--------------                                    --------------

   Class A                                                31,994
   Class B                                                 1,030
   Class C                                                     0
Goldman Sachs CORE U.S. Equity Fund Shares
   Class A                                                13,105
   Class B                                                 1,938
   Class C                                                     0
   Institutional Class                                        19
   Service Class                                               7
Goldman Sachs Small Cap Equity Fund Shares
   Class A                                                17,447
   Class B                                                 1,426
   Class C                                                     0
Goldman Sachs International Equity Fund Shares
   Class A                                                25,356
   Class B                                                 3,654
   Class C                                                     0
   Institutional Class                                        40
   Service Class                                               9
Goldman Sachs Growth and Income Fund Shares
   Class A                                                40,903
   Class B                                                 7,931
   Class C                                                     0
   Institutional Class                                        17
   Service Class                                               8
Goldman Sachs Asia Growth Fund Shares
   Class A                                                10,718
   Class B                                                   581
   Class C                                                     0
   Institutional Class                                        11
   Service Class                                               3
Goldman Sachs Balanced Fund Shares
   Class A                                                 4,367
   Class B                                                   534
   Class C                                                     0
Goldman Sachs Mid-Cap Equity Fund
   Institutional Shares                                       25
   Service Shares                                              3
Goldman Sachs CORE Large Cap Growth Fund
   Class A                                                   236
   Class B                                                    78
   Class C                                                     0
   Institutional                                               7
   Service                                                     6
Goldman Sachs Emerging Markets Equity Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0
Goldman Sachs CORE Small Cap Equity Fund
   Class A                                                     0


Number of
Title of Class                                    Record Holders
--------------                                    --------------

   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0
Goldman Sachs CORE International Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0
Goldman Sachs Real Estate Securities Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0


(Information supplied as of June 30, 1997)

ITEM 27. INDEMNIFICATION
         ---------------

Article III of the Declaration of Trust of Goldman Sachs Trust, the Delaware business trust, provides for indemnification of the Trustees, offices and agents of the Trust, subject to certain limitations. The Declaration of Trust was filed as Exhibit 1(g).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from wilful misfeasance, bad faith or gross negligence on the party of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Advisory Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its wilful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Advisory Agreement. The Management Agreements were filed as Exhibit 5(o).

Section XI of the Distribution Agreement and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated July 15, 1991 each provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements were filed as Exhibits 6(a) and 17(a), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Trust for Credit Unions, The Benchmark Funds and The Commerce Funds and Goldman,

Sachs & Co. insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which are hereby incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

(a). Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions and for shares of Goldman Sachs Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Benchmark Funds and The Commerce Funds.

(b). Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.

                       GOLDMAN SACHS EXECUTIVE COMMITTEE


     Name and Principal
     Business Address                   Position
     ----------------                   --------

     Jon S. Corzine (1)                 Chief Executive Officer
     Robert J. Hurst (1)                Managing Director
     Henry M. Paulson, Jr. (1)          Chief Operating Officer
     John A. Thain (1)(3)               Chief Financial Officer
     John L. Thornton (3)               Managing Director
     Roy J. Zuckerberg (2)              Managing Director

     _______________________

(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

 (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES
         -------------------

The Custodian Agreement between State Street Bank and Trust Company and Registrant provides for State Street Bank and Trust Company to act as custodian and to maintain certain accounting records for Registrant. Remuneration is based on a minimum fixed dollar charge per annum and the Funds' average daily net assets (such remuneration being subject to adjustment on the basis of the amount of the Funds' uninvested cash) and on the number of portfolio transactions. Such Agreement together with the related letter and other agreements and amendments pertaining thereto, referred to under Item 24(b) are hereby incorporated by reference.

ITEM 32.  UNDERTAKINGS
          ------------

(a) The Funds Annual Reports contain performance information and are available to any recipient of the Prospectuses upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

(b) With respects to Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Fund and Goldman Sachs Real Estate Securities Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to the Registration Statement relating to shares of such Funds.

                                  SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Goldman Sachs Trust, a Delaware business trust (the "Delaware Trust") has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 11th day of July, 1997.



                                        GOLDMAN SACHS TRUST
                                        (A Delaware business trust)


                                        By: /s/ Michael J. Richman
                                          --------------------------
                                        Michael J. Richman
                                        Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement of the Delaware Trust has been signed below by the following persons in the capacities and on the date indicated.



NAME                           TITLE                  DATE
----                           -----                  ----

*Douglas C. Grip             President             July 11, 1997
---------------------------
 Douglas C. Grip

*Scott M. Gilman             Principal Accounting  July 11, 1997
---------------------------  Officer And Principal
 Scott M. Gilman             Financial Officer


*David B. Ford               Trustee               July 11, 1997
---------------------------
 David B. Ford

*Mary Patterson McPherson    Trustee               July 11, 1997
---------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru             Trustee               July 11, 1997
---------------------------
 Ashok N. Bakhru

*Alan A. Shuch               Trustee               July 11, 1997
---------------------------
 Alan A. Shuch

*Jackson W. Smart            Trustee               July 11, 1997
---------------------------
 Jackson W. Smart, Jr.

*John P. McNulty        Trustee  July 11, 1997
----------------------
John P. McNulty

*William H. Springer    Trustee  July 11, 1997
----------------------
 William H. Springer

*Richard P. Strubel     Trustee  July 11, 1997
----------------------
 Richard P. Strubel


*By: /s/ Michael J. Richman
    _______________________          July 11, 1997
     Michael J. Richman,
     Attorney-In-Fact


* Pursuant to a power of attorney previously filed.

                               INDEX TO EXHIBITS
                               -----------------

Exhibits
--------

     11A  Consent of Arthur Andersen LLP.

     11B  Consent of Hale and Dorr LLP.